UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-1352

Fidelity Devonshire Trust
 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210
 (Address of principal executive offices)       (Zip code)

Scott C. Goebel, Secretary

245 Summer St.

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	January 31

Date of reporting period:	January 31, 2015

Item 1. Reports to Stockholders

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

Stock Selector
Large Cap Value

Fund - Class A, Class T, Class B
and Class C

Annual Report

January 31, 2015

(Fidelity Cover Art)

Class A, Class T, Class B,
and Class C are classes of
Fidelity® Stock Selector Large
Cap Value Fund

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended January 31, 2015	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge) A	5.80%	12.02%	4.89%
Class T (incl. 3.50% sales charge) B	8.03%	12.23%	4.89%
Class B (incl. contingent deferred sales charge) C	6.35%	12.21%	4.93%
Class C (incl. contingent deferred sales charge) D	10.36%	12.46%	4.88%

A Class A shares bear a 0.25% 12b-1 fee. The initial offering of Class A shares took place on February 13, 2007. Returns prior to February 13, 2007 are those of Fidelity® Stock Selector Large Cap Value Fund, the original class of the fund, which has no 12b-1 fee. Had Class A shares' 12b-1 fee been reflected, returns prior to February 13, 2007 would have been lower.

B Class T shares bear a 0.50% 12b-1 fee. The initial offering of Class T shares took place on February 13, 2007. Returns prior to February 13, 2007 are those of Fidelity® Stock Selector Large Cap Value Fund, the original class of the fund, which has no 12b-1 fee. Had Class T shares' 12b-1 fee been reflected, returns prior to February 13, 2007 would have been lower.

C Class B shares bear a 1.00% 12b-1 fee. The initial offering of Class B shares took place on February 13, 2007. Returns prior to February 13, 2007 are those of Fidelity Stock Selector Large Cap Value Fund, the original class of the fund, which has no 12b-1 fee. Had Class B shares' 12b-1 fee been reflected, returns prior to February 13, 2007 would have been lower. Class B shares' contingent deferred sales charge included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

D Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on February 13, 2007. Returns prior to February 13, 2007 are those of Fidelity Stock Selector Large Cap Value Fund, the original class of the fund, which has no 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns prior to February 13, 2007 would have been lower. Class C shares' contingent deferred sales charge included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Stock Selector Large Cap Value Fund - Class A on January 31, 2005. The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Value Index performed over the same period. The initial offering of Class A took place on February 13, 2007. See footnote A on the previous page for additional information regarding the performance of Class A.

Annual Report

Management's Discussion of Fund Performance

Market Recap: The U.S. stock market closed near an all-time high for the 12 months ending January 31, 2015, supported by low interest rates and the relative strength of the U.S. economy. The large-cap S&P 500® Index returned 14.22%. Growth stocks in the index outperformed value-oriented names. The tech-heavy Nasdaq Composite Index® returned 14.30%, while the small-cap Russell 2000® Index returned a relatively lackluster 4.41% amid worries about growth and valuation that persisted for much of the period. Within S&P 500® sectors, utilities (+28%) was the top performer, as the traditionally defensive sector led the advance. Health care (+26%), a much larger index component, also gained strongly, as did consumer staples (+21%) and information technology (+18%). Conversely, energy (-6%) suffered substantial weakness, reflecting a sharp drop in crude prices beginning in June, attributed to weaker global demand and a U.S. supply boom driven by shale drilling. Volatility spiked to a three-year high in October amid economic growth concerns and Ebola fears, as well as unrest in Syria, Iraq and Ukraine. Yet the index finished well above its mid-October nadir for the period, bolstered by the relative economic strength of the U.S., which marked a six-year low in its unemployment rate, and consumer optimism that reached an 11-year high.

Comments from Matthew Friedman, Lead Portfolio Manager of Fidelity® Advisor Stock Selector Large Cap Value Fund: For the year, the fund's Class A, Class T, Class B and Class C shares rose 12.25%, 11.95%, 11.35% and 11.36%, respectively (excluding sales charges), underperforming the 12.93% return of the Russell 1000® Value Index. Banks lagged the benchmark during the past year, so we benefited from underweighting or avoiding several large banks in the index we found overvalued, particularly Bank of America, JPMorgan Chase and Citigroup. Energy was a mixed bag for the fund, as plummeting oil prices created volatility in the sector. The fund's top two detractors derived from the energy sector: Chevron and Stone Energy - the latter of which was an out-of-index holding. A modest cash position also hurt. On the flip side, our biggest individual contributions came from avoiding integrated-oil giant and index component Exxon Mobil and overweighting refining and marketing firm Tesoro. While Exxon was hurt by oil's price crash, Tesoro benefited as lower gasoline prices helped refiners. Additionally, Tesoro's stock was boosted when the firm's self-help measures began to drive its earnings. In technology, chipmaker Broadcom was a big contributor, as the firm's exit from its unsuccessful cellular business drove Broadcom's earnings and P/E multiple higher, boosting its share price. Some of the names I've mentioned were not held at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2014 to January 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio B	Beginning Account Value August 1, 2014	Ending Account Value January 31, 2015	Expenses Paid During Period* August 1, 2014 to January 31, 2015
Class A	1.07%
Actual		$ 1,000.00	$ 1,018.10	$ 5.44
HypotheticalA		$ 1,000.00	$ 1,019.81	$ 5.45
Class T	1.39%
Actual		$ 1,000.00	$ 1,016.50	$ 7.06
HypotheticalA		$ 1,000.00	$ 1,018.20	$ 7.07
Class B	1.90%
Actual		$ 1,000.00	$ 1,013.60	$ 9.64
HypotheticalA		$ 1,000.00	$ 1,015.63	$ 9.65
Class C	1.90%
Actual		$ 1,000.00	$ 1,013.10	$ 9.64
HypotheticalA		$ 1,000.00	$ 1,015.63	$ 9.65
Stock Selector Large Cap Value	.78%
Actual		$ 1,000.00	$ 1,018.80	$ 3.97
HypotheticalA		$ 1,000.00	$ 1,021.27	$ 3.97
Institutional Class	.80%
Actual		$ 1,000.00	$ 1,019.30	$ 4.07
HypotheticalA		$ 1,000.00	$ 1,021.17	$ 4.08

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of January 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Berkshire Hathaway, Inc. Class B	4.3	2.9
Wells Fargo & Co.	3.0	3.0
Chevron Corp.	2.5	2.8
Pfizer, Inc.	2.1	2.3
Johnson & Johnson	2.0	2.0
General Electric Co.	1.9	2.2
Wal-Mart Stores, Inc.	1.9	1.6
Goldman Sachs Group, Inc.	1.7	1.1
Jazz Pharmaceuticals PLC	1.6	0.9
AT&T, Inc.	1.6	1.7
	22.6
Top Five Market Sectors as of January 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	28.1	26.5
Health Care	13.7	12.6
Energy	10.7	13.4
Information Technology	9.2	9.0
Industrials	8.9	10.0
Asset Allocation (% of fund's net assets)
As of January 31, 2015*	As of July 31, 2014**
Stocks and Equity Futures 95.9%		Stocks and Equity Futures 96.7%
Other Investments 0.1%		Other Investments 0.1%
Short-Term Investments and Net Other Assets (Liabilities) 4.0%		Short-Term Investments and Net Other Assets (Liabilities) 3.2%
* Foreign investments 17.1%	** Foreign investments	13.6%

Annual Report

Investments January 31, 2015

Showing Percentage of Net Assets

Common Stocks - 94.8%
	Shares	Value
CONSUMER DISCRETIONARY - 6.2%
Auto Components - 0.6%
Delphi Automotive PLC	74,300	$ 5,106,639
Household Durables - 1.5%
Jarden Corp. (a)	112,700	5,411,854
Whirlpool Corp.	33,600	6,689,088
		12,100,942
Media - 2.6%
Liberty Broadband Corp. Class C (a)	52,186	2,317,058
Liberty Media Corp. Class C (a)	74,000	2,524,880
Omnicom Group, Inc.	70,400	5,125,120
Time Warner, Inc.	69,200	5,392,756
Twenty-First Century Fox, Inc. Class A	196,500	6,515,940
		21,875,754
Multiline Retail - 1.5%
Macy's, Inc.	82,250	5,254,130
Target Corp.	92,634	6,818,789
		12,072,919
TOTAL CONSUMER DISCRETIONARY		51,156,254
CONSUMER STAPLES - 7.3%
Beverages - 0.6%
Molson Coors Brewing Co. Class B	63,700	4,836,741
Food & Staples Retailing - 2.7%
Wal-Mart Stores, Inc.	178,645	15,181,252
Walgreens Boots Alliance, Inc.	91,840	6,773,200
		21,954,452
Food Products - 1.7%
Bunge Ltd.	74,035	6,628,354
The J.M. Smucker Co.	67,942	7,008,217
		13,636,571
Household Products - 1.5%
Procter & Gamble Co.	150,080	12,650,243
Personal Products - 0.8%
Coty, Inc. Class A	350,352	6,663,695
TOTAL CONSUMER STAPLES		59,741,702
Common Stocks - continued
	Shares	Value
ENERGY - 10.7%
Energy Equipment & Services - 0.6%
Dril-Quip, Inc. (a)	60,100	$ 4,461,223
Oil, Gas & Consumable Fuels - 10.1%
Anadarko Petroleum Corp.	99,520	8,135,760
BG Group PLC	779,000	10,390,198
Cabot Oil & Gas Corp.	94,600	2,506,900
Chevron Corp.	203,900	20,905,867
Imperial Oil Ltd.	289,100	10,747,686
Noble Energy, Inc.	81,560	3,893,674
Stone Energy Corp. (a)	188,300	2,651,264
Suncor Energy, Inc.	377,900	11,271,276
Tesoro Corp.	151,900	12,414,787
		82,917,412
TOTAL ENERGY		87,378,635
FINANCIALS - 27.2%
Banks - 10.0%
CIT Group, Inc.	180,900	7,927,038
First Citizen Bancshares, Inc.	27,200	6,638,160
First Niagara Financial Group, Inc.	300,000	2,436,000
Hilltop Holdings, Inc. (a)	50,169	910,567
Investors Bancorp, Inc.	502,300	5,530,323
JPMorgan Chase & Co.	40,000	2,175,200
PNC Financial Services Group, Inc.	147,100	12,435,834
Popular, Inc. (a)	98,280	3,029,972
Susquehanna Bancshares, Inc.	427,300	5,388,253
U.S. Bancorp	244,100	10,230,231
Wells Fargo & Co.	481,300	24,989,096
		81,690,674
Capital Markets - 4.4%
Fortress Investment Group LLC	565,000	4,034,100
Goldman Sachs Group, Inc.	80,000	13,792,800
Interactive Brokers Group, Inc.	320,900	9,829,167
Invesco Ltd.	230,800	8,477,284
		36,133,351
Consumer Finance - 0.4%
Enova International, Inc. (a)	41,175	792,619
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Consumer Finance - continued
EZCORP, Inc. (non-vtg.) Class A (a)	192,400	$ 1,983,644
Navient Corp.	44,500	878,430
		3,654,693
Diversified Financial Services - 4.5%
Berkshire Hathaway, Inc. Class B (a)	248,457	35,755,445
Rescap Liquidating Trust	90,000	1,354,500
		37,109,945
Insurance - 5.0%
ACE Ltd.	109,500	11,821,620
AFLAC, Inc.	173,450	9,900,526
AMBAC Financial Group, Inc. (a)	180,000	4,401,000
Donegal Group, Inc. Class A	61,000	975,390
National Western Life Insurance Co. Class A	8,750	2,085,913
Old Republic International Corp.	173,700	2,438,748
StanCorp Financial Group, Inc.	55,500	3,443,220
Torchmark Corp.	114,525	5,734,267
		40,800,684
Real Estate Investment Trusts - 0.6%
Eurobank Properties Real Estate Investment Co.	517,920	4,623,472
Real Estate Management & Development - 1.2%
Consolidated-Tomoka Land Co.	33,650	1,835,608
Kennedy-Wilson Holdings, Inc. (a)	285,500	7,591,445
		9,427,053
Thrifts & Mortgage Finance - 1.1%
Beneficial Bancorp, Inc. (a)	313,185	3,379,266
Meridian Bancorp, Inc. (a)	514,164	5,969,444
		9,348,710
TOTAL FINANCIALS		222,788,582
HEALTH CARE - 13.7%
Health Care Equipment & Supplies - 2.8%
Abbott Laboratories	106,200	4,753,512
Boston Scientific Corp. (a)	461,200	6,830,372
Medtronic PLC	160,994	11,494,972
		23,078,856
Health Care Providers & Services - 3.2%
Anthem, Inc.	40,901	5,519,999
HCA Holdings, Inc. (a)	51,600	3,653,280
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Providers & Services - continued
McKesson Corp.	19,400	$ 4,125,410
UnitedHealth Group, Inc.	117,300	12,463,125
		25,761,814
Pharmaceuticals - 7.7%
Allergan, Inc.	23,900	5,240,314
Endo Health Solutions, Inc. (a)	73,200	5,827,452
GlaxoSmithKline PLC sponsored ADR	38,700	1,702,800
Jazz Pharmaceuticals PLC (a)	78,500	13,293,190
Johnson & Johnson	162,500	16,272,750
Pfizer, Inc.	548,800	17,150,000
Valeant Pharmaceuticals International (Canada) (a)	24,100	3,853,307
		63,339,813
TOTAL HEALTH CARE		112,180,483
INDUSTRIALS - 8.9%
Aerospace & Defense - 1.5%
L-3 Communications Holdings, Inc.	53,700	6,611,544
Textron, Inc.	32,300	1,374,688
United Technologies Corp.	34,200	3,925,476
		11,911,708
Air Freight & Logistics - 0.7%
FedEx Corp.	35,100	5,935,761
Building Products - 1.2%
Allegion PLC	182,719	9,868,653
Construction & Engineering - 1.7%
AECOM Technology Corp. (a)	429,606	10,920,587
Jacobs Engineering Group, Inc. (a)	71,667	2,730,513
		13,651,100
Industrial Conglomerates - 2.4%
Danaher Corp.	55,900	4,605,042
General Electric Co.	647,600	15,471,164
		20,076,206
Machinery - 1.3%
Deere & Co.	90,250	7,688,398
Joy Global, Inc.	76,900	3,225,186
		10,913,584
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Road & Rail - 0.1%
CSX Corp.	24,500	$ 815,850
TOTAL INDUSTRIALS		73,172,862
INFORMATION TECHNOLOGY - 9.2%
Communications Equipment - 2.1%
Cisco Systems, Inc.	452,600	11,932,799
QUALCOMM, Inc.	78,800	4,921,848
		16,854,647
Electronic Equipment & Components - 0.4%
Jabil Circuit, Inc.	167,148	3,444,920
Internet Software & Services - 0.5%
Yahoo!, Inc. (a)	98,100	4,315,419
Semiconductors & Semiconductor Equipment - 1.1%
Broadcom Corp. Class A	222,900	9,458,762
Software - 2.0%
Microsoft Corp.	285,400	11,530,160
Symantec Corp.	184,400	4,567,588
		16,097,748
Technology Hardware, Storage & Peripherals - 3.1%
EMC Corp.	309,500	8,025,335
Hewlett-Packard Co.	258,900	9,354,057
Samsung Electronics Co. Ltd.	6,427	7,914,782
		25,294,174
TOTAL INFORMATION TECHNOLOGY		75,465,670
MATERIALS - 2.8%
Chemicals - 2.5%
Agrium, Inc.	59,100	6,305,333
Axiall Corp.	50,700	2,243,475
Eastman Chemical Co.	78,100	5,536,509
LyondellBasell Industries NV Class A	36,420	2,880,458
Methanex Corp.	85,800	3,792,026
		20,757,801
Metals & Mining - 0.3%
Freeport-McMoRan, Inc.	136,400	2,292,884
TOTAL MATERIALS		23,050,685
Common Stocks - continued
	Shares	Value
TELECOMMUNICATION SERVICES - 2.1%
Diversified Telecommunication Services - 1.9%
AT&T, Inc.	395,400	$ 13,016,568
CenturyLink, Inc.	63,014	2,342,230
		15,358,798
Wireless Telecommunication Services - 0.2%
T-Mobile U.S., Inc. (a)	66,000	1,991,880
TOTAL TELECOMMUNICATION SERVICES		17,350,678
UTILITIES - 6.7%
Electric Utilities - 4.2%
Edison International	80,000	5,452,000
Exelon Corp.	141,300	5,092,452
ITC Holdings Corp.	114,100	4,853,814
NextEra Energy, Inc.	74,110	8,095,776
PPL Corp.	157,700	5,598,350
Xcel Energy, Inc.	136,100	5,107,833
		34,200,225
Gas Utilities - 0.8%
Atmos Energy Corp.	56,400	3,209,724
National Fuel Gas Co.	52,300	3,317,389
		6,527,113
Independent Power Producers & Renewable Electricity Producers - 0.3%
Dynegy, Inc. (a)	76,800	2,098,176
Multi-Utilities - 1.4%
NiSource, Inc.	124,200	5,372,892
Sempra Energy	57,250	6,407,420
		11,780,312
TOTAL UTILITIES		54,605,826
TOTAL COMMON STOCKS (Cost $707,207,519)		776,891,377
Nonconvertible Preferred Stocks - 0.8%
	Shares	Value
FINANCIALS - 0.8%
Real Estate Investment Trusts - 0.8%
Equity Lifestyle Properties, Inc. Series C, 6.75% (Cost $5,890,714)	243,866	$ 6,333,200
U.S. Treasury Obligations - 0.0%
		Principal Amount
U.S. Treasury Bills, yield at date of purchase 0.03% 4/23/15 (f) (Cost $199,989)		$ 200,000	199,996
Preferred Securities - 0.1%
		Principal Amount (c)
FINANCIALS - 0.1%
Diversified Financial Services - 0.1%
Baggot Securities Ltd. 10.24% (d)(e) (Cost $353,224)	EUR	230,000	298,544
Money Market Funds - 3.9%
	Shares
Fidelity Cash Central Fund, 0.13% (b) (Cost $32,158,359)	32,158,359	32,158,359
TOTAL INVESTMENT PORTFOLIO - 99.6% (Cost $745,809,805)		815,881,476
NET OTHER ASSETS (LIABILITIES) - 0.4%	3,681,576
NET ASSETS - 100%	$ 819,563,052
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
23 ICE Russell 1000 Value Index Contracts (United States)	March 2015	$ 2,259,060	$ (26,731)
The face value of futures purchased as a percentage of net assets is 0.3%
Currency Abbreviations
EUR	-	European Monetary Unit
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Amount is stated in United States dollars unless otherwise noted.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $298,544 or 0.0% of net assets.

(e) Security is perpetual in nature with no stated maturity date.
(f) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $108,998.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 46,784
Fidelity Securities Lending Cash Central Fund	35,715
Total	$ 82,499
Other Information

The following is a summary of the inputs used, as of January 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 51,156,254	$ 51,156,254	$ -	$ -
Consumer Staples	59,741,702	59,741,702	-	-
Energy	87,378,635	76,988,437	10,390,198	-
Financials	229,121,782	229,121,782	-	-
Health Care	112,180,483	112,180,483	-	-
Industrials	73,172,862	73,172,862	-	-
Information Technology	75,465,670	67,550,888	7,914,782	-
Materials	23,050,685	23,050,685	-	-
Telecommunication Services	17,350,678	17,350,678	-	-
Utilities	54,605,826	54,605,826	-	-
U.S. Government and Government Agency Obligations	199,996	-	199,996	-
Preferred Securities	298,544	-	298,544	-
Money Market Funds	32,158,359	32,158,359	-	-
Total Investments in Securities:	$ 815,881,476	$ 797,077,956	$ 18,803,520	$ -
Derivative Instruments:
Liabilities
Futures Contracts	$ (26,731)	$ (26,731)	$ -	$ -
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of January 31, 2015. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Risk Exposure / Primary Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ -	$ (26,731)
Total Value of Derivatives	$ -	$ (26,731)

(a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	82.9%
Ireland	5.0%
Canada	4.4%
Bermuda	1.8%
United Kingdom	1.5%
Switzerland	1.5%
Korea (South)	1.0%
Others (Individually Less Than 1%)	1.9%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	January 31, 2015

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $713,651,446)	$ 783,723,117
Fidelity Central Funds (cost $32,158,359)	32,158,359
Total Investments (cost $745,809,805)		$ 815,881,476
Cash		169,789
Receivable for investments sold		9,302,616
Receivable for fund shares sold		475,899
Dividends receivable		661,620
Distributions receivable from Fidelity Central Funds		4,643
Prepaid expenses		1,381
Other receivables		360
Total assets		826,497,784

Liabilities
Payable for investments purchased	$ 4,873,965
Payable for fund shares redeemed	1,445,181
Accrued management fee	351,116
Distribution and service plan fees payable	19,675
Payable for daily variation margin for derivative instruments	33,810
Other affiliated payables	157,850
Other payables and accrued expenses	53,135
Total liabilities		6,934,732

Net Assets		$ 819,563,052
Net Assets consist of:
Paid in capital		$ 984,705,982
Undistributed net investment income		20,096
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(235,203,878)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		70,040,852
Net Assets		$ 819,563,052

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

January 31, 2015

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($26,535,575 ÷ 1,617,449 shares)	$ 16.41

Maximum offering price per share (100/94.25 of $16.41)	$ 17.41
Class T: Net Asset Value and redemption price per share ($10,468,817 ÷ 638,527 shares)	$ 16.40

Maximum offering price per share (100/96.50 of $16.40)	$ 16.99
Class B: Net Asset Value and offering price per share ($1,354,750 ÷ 82,648 shares)A	$ 16.39

Class C: Net Asset Value and offering price per share ($10,117,995 ÷ 625,313 shares)A	$ 16.18

Stock Selector Large Cap Value: Net Asset Value, offering price and redemption price per share ($761,541,791 ÷ 46,123,754 shares)	$ 16.51

Institutional Class: Net Asset Value, offering price and redemption price per share ($9,544,124 ÷ 580,691 shares)	$ 16.44

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended January 31, 2015

Investment Income
Dividends		$ 14,351,453
Interest		4,076
Income from Fidelity Central Funds		82,499
Total income		14,438,028

Expenses
Management fee Basic fee	$ 3,948,157
Performance adjustment	(184,189)
Transfer agent fees	1,411,466
Distribution and service plan fees	218,747
Accounting and security lending fees	255,251
Custodian fees and expenses	28,685
Independent trustees' compensation	2,826
Registration fees	123,878
Audit	62,380
Legal	2,439
Miscellaneous	5,036
Total expenses before reductions	5,874,676
Expense reductions	(21,940)	5,852,736
Net investment income (loss)		8,585,292
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	55,078,063
Foreign currency transactions	(20,136)
Futures contracts	1,760,437
Total net realized gain (loss)		56,818,364
Change in net unrealized appreciation (depreciation) on: Investment securities	7,076,516
Assets and liabilities in foreign currencies	(3,174)
Futures contracts	121,514
Total change in net unrealized appreciation (depreciation)		7,194,856
Net gain (loss)		64,013,220
Net increase (decrease) in net assets resulting from operations		$ 72,598,512

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended January 31, 2015	Year ended January 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 8,585,292	$ 6,503,349
Net realized gain (loss)	56,818,364	59,610,615
Change in net unrealized appreciation (depreciation)	7,194,856	32,130,580
Net increase (decrease) in net assets resulting from operations	72,598,512	98,244,544
Distributions to shareholders from net investment income	(7,672,855)	(7,028,513)
Distributions to shareholders from net realized gain	-	(1,781,878)
Total distributions	(7,672,855)	(8,810,391)
Share transactions - net increase (decrease)	193,619,743	(28,375,927)
Total increase (decrease) in net assets	258,545,400	61,058,226

Net Assets
Beginning of period	561,017,652	499,959,426
End of period (including undistributed net investment income of $20,096 and undistributed net investment income of $0, respectively)	$ 819,563,052	$ 561,017,652

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended January 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 14.72	$ 12.43	$ 10.71	$ 10.72	$ 9.35
Income from Investment Operations
Net investment income (loss) C	.15	.13	.20	.14	.09
Net realized and unrealized gain (loss)	1.65	2.35	1.73	.02	1.38
Total from investment operations	1.80	2.48	1.93	.16	1.47
Distributions from net investment income	(.11)	(.15)	(.21)	(.17)	(.10)
Distributions from net realized gain	-	(.05)	-	-	-
Total distributions	(.11)	(.19) G	(.21)	(.17)	(.10)
Net asset value, end of period	$ 16.41	$ 14.72	$ 12.43	$ 10.71	$ 10.72
Total ReturnA, B	12.25%	20.01%	18.15%	1.58%	15.79%
Ratios to Average Net Assets D, F
Expenses before reductions	1.07%	1.00%	.87%	.87%	1.00%
Expenses net of fee waivers, if any	1.07%	1.00%	.87%	.87%	1.00%
Expenses net of all reductions	1.07%	1.00%	.85%	.86%	1.00%
Net investment income (loss)	.94%	.95%	1.74%	1.38%	.87%
Supplemental Data
Net assets, end of period (000 omitted)	$ 26,536	$ 21,266	$ 18,234	$ 18,900	$ 20,815
Portfolio turnover rateE	60%	64%	63%	128%	120%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $ .19 per share is comprised of distributions from net investment income of $.147 and distributions from net realized gain of $.047 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended January 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 14.71	$ 12.44	$ 10.72	$ 10.74	$ 9.36
Income from Investment Operations
Net investment income (loss) C	.10	.09	.17	.12	.06
Net realized and unrealized gain (loss)	1.66	2.34	1.73	.01	1.39
Total from investment operations	1.76	2.43	1.90	.13	1.45
Distributions from net investment income	(.07)	(.11)	(.18)	(.15)	(.07)
Distributions from net realized gain	-	(.05)	-	-	-
Total distributions	(.07)	(.16)	(.18)	(.15)	(.07)
Net asset value, end of period	$ 16.40	$ 14.71	$ 12.44	$ 10.72	$ 10.74
Total ReturnA, B	11.95%	19.54%	17.88%	1.26%	15.50%
Ratios to Average Net Assets D, F
Expenses before reductions	1.39%	1.32%	1.14%	1.14%	1.29%
Expenses net of fee waivers, if any	1.39%	1.32%	1.14%	1.14%	1.29%
Expenses net of all reductions	1.39%	1.31%	1.12%	1.13%	1.28%
Net investment income (loss)	.62%	.63%	1.48%	1.11%	.59%
Supplemental Data
Net assets, end of period (000 omitted)	$ 10,469	$ 8,244	$ 6,544	$ 5,603	$ 5,625
Portfolio turnover rateE	60%	64%	63%	128%	120%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended January 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 14.72	$ 12.44	$ 10.72	$ 10.72	$ 9.35
Income from Investment Operations
Net investment income (loss) C	.02	.02	.11	.07	.01
Net realized and unrealized gain (loss)	1.65	2.34	1.73	.02	1.38
Total from investment operations	1.67	2.36	1.84	.09	1.39
Distributions from net investment income	-	(.03)	(.12)	(.09)	(.02)
Distributions from net realized gain	-	(.05)	-	-	-
Total distributions	-	(.08)	(.12)	(.09)	(.02)
Net asset value, end of period	$ 16.39	$ 14.72	$ 12.44	$ 10.72	$ 10.72
Total ReturnA, B	11.35%	18.94%	17.24%	.86%	14.87%
Ratios to Average Net Assets D, F
Expenses before reductions	1.89%	1.81%	1.63%	1.62%	1.80%
Expenses net of fee waivers, if any	1.89%	1.80%	1.63%	1.62%	1.80%
Expenses net of all reductions	1.89%	1.80%	1.60%	1.62%	1.79%
Net investment income (loss)	.12%	.14%	.99%	.63%	.08%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,355	$ 1,632	$ 1,645	$ 1,819	$ 2,274
Portfolio turnover rateE	60%	64%	63%	128%	120%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended January 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 14.53	$ 12.30	$ 10.61	$ 10.63	$ 9.30
Income from Investment Operations
Net investment income (loss) C	.02	.02	.11	.07	.01
Net realized and unrealized gain (loss)	1.63	2.31	1.72	.01	1.36
Total from investment operations	1.65	2.33	1.83	.08	1.37
Distributions from net investment income	-	(.05)	(.14)	(.10)	(.04)
Distributions from net realized gain	-	(.05)	-	-	-
Total distributions	-	(.10)	(.14)	(.10)	(.04)
Net asset value, end of period	$ 16.18	$ 14.53	$ 12.30	$ 10.61	$ 10.63
Total ReturnA, B	11.36%	18.94%	17.32%	.85%	14.79%
Ratios to Average Net Assets D, F
Expenses before reductions	1.89%	1.81%	1.63%	1.62%	1.75%
Expenses net of fee waivers, if any	1.89%	1.80%	1.63%	1.62%	1.75%
Expenses net of all reductions	1.89%	1.80%	1.61%	1.61%	1.74%
Net investment income (loss)	.12%	.14%	.99%	.63%	.13%
Supplemental Data
Net assets, end of period (000 omitted)	$ 10,118	$ 7,789	$ 5,839	$ 4,979	$ 3,959
Portfolio turnover rateE	60%	64%	63%	128%	120%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Stock Selector Large Cap Value

Years ended January 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 14.81	$ 12.51	$ 10.77	$ 10.78	$ 9.40
Income from Investment Operations
Net investment income (loss) B	.20	.17	.23	.18	.11
Net realized and unrealized gain (loss)	1.66	2.37	1.75	.01	1.40
Total from investment operations	1.86	2.54	1.98	.19	1.51
Distributions from net investment income	(.16)	(.19)	(.24)	(.20)	(.13)
Distributions from net realized gain	-	(.05)	-	-	-
Total distributions	(.16)	(.24)	(.24)	(.20)	(.13)
Net asset value, end of period	$ 16.51	$ 14.81	$ 12.51	$ 10.77	$ 10.78
Total ReturnA	12.54%	20.31%	18.55%	1.85%	16.09%
Ratios to Average Net Assets C, E
Expenses before reductions	.78%	.72%	.57%	.57%	.73%
Expenses net of fee waivers, if any	.78%	.72%	.57%	.57%	.73%
Expenses net of all reductions	.78%	.71%	.55%	.56%	.72%
Net investment income (loss)	1.23%	1.23%	2.05%	1.68%	1.15%
Supplemental Data
Net assets, end of period (000 omitted)	$761,542	$ 518,206	$ 465,702	$ 482,950	$ 803,009
Portfolio turnover rateD	60%	64%	63%	128%	120%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended January 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 14.74	$ 12.46	$ 10.74	$ 10.74	$ 9.37
Income from Investment Operations
Net investment income (loss) B	.20	.17	.23	.17	.11
Net realized and unrealized gain (loss)	1.66	2.35	1.73	.02	1.39
Total from investment operations	1.86	2.52	1.96	.19	1.50
Distributions from net investment income	(.16)	(.19)	(.24)	(.19)	(.13)
Distributions from net realized gain	-	(.05)	-	-	-
Total distributions	(.16)	(.24)	(.24)	(.19)	(.13)
Net asset value, end of period	$ 16.44	$ 14.74	$ 12.46	$ 10.74	$ 10.74
Total ReturnA	12.58%	20.25%	18.42%	1.92%	16.04%
Ratios to Average Net Assets C, E
Expenses before reductions	.81%	.73%	.61%	.60%	.74%
Expenses net of fee waivers, if any	.81%	.73%	.61%	.60%	.74%
Expenses net of all reductions	.81%	.73%	.58%	.60%	.73%
Net investment income (loss)	1.20%	1.22%	2.01%	1.65%	1.14%
Supplemental Data
Net assets, end of period (000 omitted)	$ 9,544	$ 3,881	$ 1,995	$ 1,519	$ 1,876
Portfolio turnover rate D	60%	64%	63%	128%	120%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended January 31, 2015

1. Organization.

Fidelity Stock Selector Large Cap Value Fund (the Fund) is a fund of Fidelity Devonshire Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Stock Selector Large Cap Value and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations, are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of January 31, 2015 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of January 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, foreign currency transactions, passive foreign investment companies (PFIC) partnerships, capital loss carryforwards, and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 111,321,003
Gross Unrealized depreciation	(46,542,300)
Net unrealized appreciation (depreciation) on securities	$ 64,778,703

Tax Cost	$ 751,102,773

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 20,095
Capital loss carryforward	$ (229,937,642)
Net unrealized appreciation (depreciation) on securities and other investments	$ 64,774,615

The tax character of distributions paid was as follows:

	January 31, 2015	January 31, 2014
Ordinary Income	$ 7,672,855	$ 8,810,391

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2017	$ (41,832,803)
2018	(188,104,839)
Total with expiration	$ (229,937,642)

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (the Update). The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund's financial statements and related disclosures.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

Annual Report

4. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $1,760,437 and a change in net unrealized appreciation (depreciation) of $121,514 related to its investment in futures contracts. These amounts are included in the Statement of Operations.

Annual Report

Notes to Financial Statements - continued

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $592,750,614 and $411,071,279, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Stock Selector Large Cap Value as compared to its benchmark index, the Russell 1000® Value Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .52% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services.

For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 61,552	$ 705
Class T	.25%	.25%	48,610	-
Class B	.75%	.25%	15,551	11,685
Class C	.75%	.25%	93,034	16,741
			$ 218,747	$ 29,131

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 16,466
Class T	3,699
Class B*	1,678
Class C*	1,949
$ 23,792

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$ 56,650.23
Class T	29,546.30
Class B	4,688.30
Class C	28,124.30
Stock Selector Large Cap Value	1,272,356.19
Institutional Class	20,102.22
	$ 1,411,466

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC),an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month. Under a separate contract, FSC

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees - continued

administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $10,602 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,287 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total

Annual Report

8. Security Lending - continued

security lending income during the period amounted to $35,715, including $558 from securities loaned to FCM.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $18,657 for the period.

In addition, the investment adviser reimbursed a portion of the Fund's operating expenses, including certain Stock Selector Large Cap Value expenses during the period in the amount of $ 3,283.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended January 31,	2015	2014
From net investment income
Class A	$ 179,624	$ 211,924
Class T	42,288	63,275
Class B	-	3,263
Class C	-	27,297
Stock Selector Large Cap Value	7,345,146	6,677,131
Institutional Class	105,797	45,623
Total	$ 7,672,855	$ 7,028,513
Years ended January 31,
From net realized gain
Class A	$ -	$ 67,665
Class T	-	26,666
Class B	-	5,288
Class C	-	24,673
Stock Selector Large Cap Value	-	1,646,206
Institutional Class	-	11,380
Total	$ -	$ 1,781,878

Annual Report

Notes to Financial Statements - continued

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended January 31,	2015	2014	2015	2014
Class A
Shares sold	526,601	453,976	$ 8,570,139	$ 6,296,444
Reinvestment of distributions	10,276	17,878	169,354	258,884
Shares redeemed	(364,428)	(493,396)	(5,933,597)	(7,077,208)
Net increase (decrease)	172,449	(21,542)	$ 2,805,896	$ (521,880)
Class T
Shares sold	153,678	162,162	$ 2,487,311	$ 2,245,109
Reinvestment of distributions	2,546	6,114	41,953	88,742
Shares redeemed	(77,972)	(134,046)	(1,265,230)	(1,877,963)
Net increase (decrease)	78,252	34,230	$ 1,264,034	$ 455,888
Class B
Shares sold	3,219	3,348	$ 50,863	$ 45,970
Reinvestment of distributions	-	509	-	7,427
Shares redeemed	(31,396)	(25,299)	(505,706)	(347,355)
Net increase (decrease)	(28,177)	(21,442)	$ (454,843)	$ (293,958)
Class C
Shares sold	218,002	146,694	$ 3,485,287	$ 2,029,290
Reinvestment of distributions	-	3,139	-	45,227
Shares redeemed	(128,604)	(88,666)	(2,060,274)	(1,208,921)
Net increase (decrease)	89,398	61,167	$ 1,425,013	$ 865,596
Stock Selector Large Cap Value
Shares sold	19,378,917	7,167,684	$ 319,326,318	$ 100,838,739
Reinvestment of distributions	431,705	556,371	7,157,674	8,100,157
Shares redeemed	(8,684,145)	(9,956,522)	(142,899,747)	(139,235,813)
Net increase (decrease)	11,126,477	(2,232,467)	$ 183,584,245	$ (30,296,917)
Institutional Class
Shares sold	546,646	206,722	$ 8,781,914	$ 2,877,195
Reinvestment of distributions	6,285	3,795	103,694	55,110
Shares redeemed	(235,466)	(107,442)	(3,890,210)	(1,516,961)
Net increase (decrease)	317,465	103,075	$ 4,995,398	$ 1,415,344

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Devonshire Trust and the Shareholders of Fidelity Stock Selector Large Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Stock Selector Large Cap Value Fund (a fund of Fidelity Devonshire Trust) at January 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Stock Selector Large Cap Value Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

March 17, 2015

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 174 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the fund they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (2009-present), and Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (2009-2014), a Director of FMR (2007-2014), and a Director of FMR Co., Inc. (2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (2014-present), Director of Fidelity SelectCo, LLC (2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2002 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (2013-present), Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (2008-present) and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Thomas C. Hense (1964)
Year of Election or Appointment: 2008/2010 Vice President

Mr. Hense also serves as Vice President of other funds (High Income (2008), Small Cap (2008), and Value (2010) funds). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (2014-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc., Fidelity Investments Money Management, Inc., Fidelity Management & Research (Japan) Limited, Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), Fidelity Management & Research Company, Pyramis Global Advisors, LLC, and Strategic Advisers, Inc., Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

Class A and Class T designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A and Class T designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.
New York, NY

(Fidelity Investment logo)(registered trademark)

ALCV-UANN-0315
1.838393.105

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

Stock Selector
Large Cap Value

Fund - Institutional Class

Annual Report

January 31, 2015

(Fidelity Cover Art)

Institutional Class is a class of
Fidelity® Stock Selector Large Cap
Value Fund

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended January 31, 2015	Past 1 year	Past 5 years	Past 10 years
Institutional Class A	12.58%	13.65%	5.75%

A The initial offering of Institutional Class shares took place on February 13, 2007. Returns prior to February 13, 2007 are those of Fidelity® Stock Selector Large Cap Value Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Stock Selector Large Cap Value Fund - Institutional Class on January 31, 2005. The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Value Index performed over the same period. The initial offering of Institutional Class took place on February 13, 2007. See footnote A above for additional information regarding the performance of Institutional Class.

Annual Report

Management's Discussion of Fund Performance

Market Recap: The U.S. stock market closed near an all-time high for the 12 months ending January 31, 2015, supported by low interest rates and the relative strength of the U.S. economy. The large-cap S&P 500® Index returned 14.22%. Growth stocks in the index outperformed value-oriented names. The tech-heavy Nasdaq Composite Index® returned 14.30%, while the small-cap Russell 2000® Index returned a relatively lackluster 4.41% amid worries about growth and valuation that persisted for much of the period. Within S&P 500® sectors, utilities (+28%) was the top performer, as the traditionally defensive sector led the advance. Health care (+26%), a much larger index component, also gained strongly, as did consumer staples (+21%) and information technology (+18%). Conversely, energy (-6%) suffered substantial weakness, reflecting a sharp drop in crude prices beginning in June, attributed to weaker global demand and a U.S. supply boom driven by shale drilling. Volatility spiked to a three-year high in October amid economic growth concerns and Ebola fears, as well as unrest in Syria, Iraq and Ukraine. Yet the index finished well above its mid-October nadir for the period, bolstered by the relative economic strength of the U.S., which marked a six-year low in its unemployment rate, and consumer optimism that reached an 11-year high.

Comments from Matthew Friedman, Lead Portfolio Manager of Fidelity® Advisor Stock Selector Large Cap Value Fund: For the year, the fund's Institutional Class shares rose 12.58%, modestly underperforming the 12.93% return of the Russell 1000® Value Index. Banks lagged the benchmark during the past year, so we benefited from underweighting or avoiding several large banks in the index we found overvalued, particularly Bank of America, JPMorgan Chase and Citigroup. Energy was a mixed bag for the fund, as plummeting oil prices created volatility in the sector. The fund's top two detractors derived from the energy sector: Chevron and Stone Energy - the latter of which was an out-of-index holding. A modest cash position also hurt. On the flip side, our biggest individual contributions came from avoiding integrated-oil giant and index component Exxon Mobil and overweighting refining and marketing firm Tesoro. While Exxon was hurt by oil's price crash, Tesoro benefited as lower gasoline prices helped refiners. Additionally, Tesoro's stock was boosted when the firm's self-help measures began to drive its earnings. In technology, chipmaker Broadcom was a big contributor, as the firm's exit from its unsuccessful cellular business drove Broadcom's earnings and P/E multiple higher, boosting its share price. Some of the names I've mentioned were not held at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2014 to January 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio B	Beginning Account Value August 1, 2014	Ending Account Value January 31, 2015	Expenses Paid During Period* August 1, 2014 to January 31, 2015
Class A	1.07%
Actual		$ 1,000.00	$ 1,018.10	$ 5.44
HypotheticalA		$ 1,000.00	$ 1,019.81	$ 5.45
Class T	1.39%
Actual		$ 1,000.00	$ 1,016.50	$ 7.06
HypotheticalA		$ 1,000.00	$ 1,018.20	$ 7.07
Class B	1.90%
Actual		$ 1,000.00	$ 1,013.60	$ 9.64
HypotheticalA		$ 1,000.00	$ 1,015.63	$ 9.65
Class C	1.90%
Actual		$ 1,000.00	$ 1,013.10	$ 9.64
HypotheticalA		$ 1,000.00	$ 1,015.63	$ 9.65
Stock Selector Large Cap Value	.78%
Actual		$ 1,000.00	$ 1,018.80	$ 3.97
HypotheticalA		$ 1,000.00	$ 1,021.27	$ 3.97
Institutional Class	.80%
Actual		$ 1,000.00	$ 1,019.30	$ 4.07
HypotheticalA		$ 1,000.00	$ 1,021.17	$ 4.08

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of January 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Berkshire Hathaway, Inc. Class B	4.3	2.9
Wells Fargo & Co.	3.0	3.0
Chevron Corp.	2.5	2.8
Pfizer, Inc.	2.1	2.3
Johnson & Johnson	2.0	2.0
General Electric Co.	1.9	2.2
Wal-Mart Stores, Inc.	1.9	1.6
Goldman Sachs Group, Inc.	1.7	1.1
Jazz Pharmaceuticals PLC	1.6	0.9
AT&T, Inc.	1.6	1.7
	22.6
Top Five Market Sectors as of January 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	28.1	26.5
Health Care	13.7	12.6
Energy	10.7	13.4
Information Technology	9.2	9.0
Industrials	8.9	10.0
Asset Allocation (% of fund's net assets)
As of January 31, 2015*	As of July 31, 2014**
Stocks and Equity Futures 95.9%		Stocks and Equity Futures 96.7%
Other Investments 0.1%		Other Investments 0.1%
Short-Term Investments and Net Other Assets (Liabilities) 4.0%		Short-Term Investments and Net Other Assets (Liabilities) 3.2%
* Foreign investments 17.1%	** Foreign investments	13.6%

Annual Report

Investments January 31, 2015

Showing Percentage of Net Assets

Common Stocks - 94.8%
	Shares	Value
CONSUMER DISCRETIONARY - 6.2%
Auto Components - 0.6%
Delphi Automotive PLC	74,300	$ 5,106,639
Household Durables - 1.5%
Jarden Corp. (a)	112,700	5,411,854
Whirlpool Corp.	33,600	6,689,088
		12,100,942
Media - 2.6%
Liberty Broadband Corp. Class C (a)	52,186	2,317,058
Liberty Media Corp. Class C (a)	74,000	2,524,880
Omnicom Group, Inc.	70,400	5,125,120
Time Warner, Inc.	69,200	5,392,756
Twenty-First Century Fox, Inc. Class A	196,500	6,515,940
		21,875,754
Multiline Retail - 1.5%
Macy's, Inc.	82,250	5,254,130
Target Corp.	92,634	6,818,789
		12,072,919
TOTAL CONSUMER DISCRETIONARY		51,156,254
CONSUMER STAPLES - 7.3%
Beverages - 0.6%
Molson Coors Brewing Co. Class B	63,700	4,836,741
Food & Staples Retailing - 2.7%
Wal-Mart Stores, Inc.	178,645	15,181,252
Walgreens Boots Alliance, Inc.	91,840	6,773,200
		21,954,452
Food Products - 1.7%
Bunge Ltd.	74,035	6,628,354
The J.M. Smucker Co.	67,942	7,008,217
		13,636,571
Household Products - 1.5%
Procter & Gamble Co.	150,080	12,650,243
Personal Products - 0.8%
Coty, Inc. Class A	350,352	6,663,695
TOTAL CONSUMER STAPLES		59,741,702
Common Stocks - continued
	Shares	Value
ENERGY - 10.7%
Energy Equipment & Services - 0.6%
Dril-Quip, Inc. (a)	60,100	$ 4,461,223
Oil, Gas & Consumable Fuels - 10.1%
Anadarko Petroleum Corp.	99,520	8,135,760
BG Group PLC	779,000	10,390,198
Cabot Oil & Gas Corp.	94,600	2,506,900
Chevron Corp.	203,900	20,905,867
Imperial Oil Ltd.	289,100	10,747,686
Noble Energy, Inc.	81,560	3,893,674
Stone Energy Corp. (a)	188,300	2,651,264
Suncor Energy, Inc.	377,900	11,271,276
Tesoro Corp.	151,900	12,414,787
		82,917,412
TOTAL ENERGY		87,378,635
FINANCIALS - 27.2%
Banks - 10.0%
CIT Group, Inc.	180,900	7,927,038
First Citizen Bancshares, Inc.	27,200	6,638,160
First Niagara Financial Group, Inc.	300,000	2,436,000
Hilltop Holdings, Inc. (a)	50,169	910,567
Investors Bancorp, Inc.	502,300	5,530,323
JPMorgan Chase & Co.	40,000	2,175,200
PNC Financial Services Group, Inc.	147,100	12,435,834
Popular, Inc. (a)	98,280	3,029,972
Susquehanna Bancshares, Inc.	427,300	5,388,253
U.S. Bancorp	244,100	10,230,231
Wells Fargo & Co.	481,300	24,989,096
		81,690,674
Capital Markets - 4.4%
Fortress Investment Group LLC	565,000	4,034,100
Goldman Sachs Group, Inc.	80,000	13,792,800
Interactive Brokers Group, Inc.	320,900	9,829,167
Invesco Ltd.	230,800	8,477,284
		36,133,351
Consumer Finance - 0.4%
Enova International, Inc. (a)	41,175	792,619
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Consumer Finance - continued
EZCORP, Inc. (non-vtg.) Class A (a)	192,400	$ 1,983,644
Navient Corp.	44,500	878,430
		3,654,693
Diversified Financial Services - 4.5%
Berkshire Hathaway, Inc. Class B (a)	248,457	35,755,445
Rescap Liquidating Trust	90,000	1,354,500
		37,109,945
Insurance - 5.0%
ACE Ltd.	109,500	11,821,620
AFLAC, Inc.	173,450	9,900,526
AMBAC Financial Group, Inc. (a)	180,000	4,401,000
Donegal Group, Inc. Class A	61,000	975,390
National Western Life Insurance Co. Class A	8,750	2,085,913
Old Republic International Corp.	173,700	2,438,748
StanCorp Financial Group, Inc.	55,500	3,443,220
Torchmark Corp.	114,525	5,734,267
		40,800,684
Real Estate Investment Trusts - 0.6%
Eurobank Properties Real Estate Investment Co.	517,920	4,623,472
Real Estate Management & Development - 1.2%
Consolidated-Tomoka Land Co.	33,650	1,835,608
Kennedy-Wilson Holdings, Inc. (a)	285,500	7,591,445
		9,427,053
Thrifts & Mortgage Finance - 1.1%
Beneficial Bancorp, Inc. (a)	313,185	3,379,266
Meridian Bancorp, Inc. (a)	514,164	5,969,444
		9,348,710
TOTAL FINANCIALS		222,788,582
HEALTH CARE - 13.7%
Health Care Equipment & Supplies - 2.8%
Abbott Laboratories	106,200	4,753,512
Boston Scientific Corp. (a)	461,200	6,830,372
Medtronic PLC	160,994	11,494,972
		23,078,856
Health Care Providers & Services - 3.2%
Anthem, Inc.	40,901	5,519,999
HCA Holdings, Inc. (a)	51,600	3,653,280
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Providers & Services - continued
McKesson Corp.	19,400	$ 4,125,410
UnitedHealth Group, Inc.	117,300	12,463,125
		25,761,814
Pharmaceuticals - 7.7%
Allergan, Inc.	23,900	5,240,314
Endo Health Solutions, Inc. (a)	73,200	5,827,452
GlaxoSmithKline PLC sponsored ADR	38,700	1,702,800
Jazz Pharmaceuticals PLC (a)	78,500	13,293,190
Johnson & Johnson	162,500	16,272,750
Pfizer, Inc.	548,800	17,150,000
Valeant Pharmaceuticals International (Canada) (a)	24,100	3,853,307
		63,339,813
TOTAL HEALTH CARE		112,180,483
INDUSTRIALS - 8.9%
Aerospace & Defense - 1.5%
L-3 Communications Holdings, Inc.	53,700	6,611,544
Textron, Inc.	32,300	1,374,688
United Technologies Corp.	34,200	3,925,476
		11,911,708
Air Freight & Logistics - 0.7%
FedEx Corp.	35,100	5,935,761
Building Products - 1.2%
Allegion PLC	182,719	9,868,653
Construction & Engineering - 1.7%
AECOM Technology Corp. (a)	429,606	10,920,587
Jacobs Engineering Group, Inc. (a)	71,667	2,730,513
		13,651,100
Industrial Conglomerates - 2.4%
Danaher Corp.	55,900	4,605,042
General Electric Co.	647,600	15,471,164
		20,076,206
Machinery - 1.3%
Deere & Co.	90,250	7,688,398
Joy Global, Inc.	76,900	3,225,186
		10,913,584
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Road & Rail - 0.1%
CSX Corp.	24,500	$ 815,850
TOTAL INDUSTRIALS		73,172,862
INFORMATION TECHNOLOGY - 9.2%
Communications Equipment - 2.1%
Cisco Systems, Inc.	452,600	11,932,799
QUALCOMM, Inc.	78,800	4,921,848
		16,854,647
Electronic Equipment & Components - 0.4%
Jabil Circuit, Inc.	167,148	3,444,920
Internet Software & Services - 0.5%
Yahoo!, Inc. (a)	98,100	4,315,419
Semiconductors & Semiconductor Equipment - 1.1%
Broadcom Corp. Class A	222,900	9,458,762
Software - 2.0%
Microsoft Corp.	285,400	11,530,160
Symantec Corp.	184,400	4,567,588
		16,097,748
Technology Hardware, Storage & Peripherals - 3.1%
EMC Corp.	309,500	8,025,335
Hewlett-Packard Co.	258,900	9,354,057
Samsung Electronics Co. Ltd.	6,427	7,914,782
		25,294,174
TOTAL INFORMATION TECHNOLOGY		75,465,670
MATERIALS - 2.8%
Chemicals - 2.5%
Agrium, Inc.	59,100	6,305,333
Axiall Corp.	50,700	2,243,475
Eastman Chemical Co.	78,100	5,536,509
LyondellBasell Industries NV Class A	36,420	2,880,458
Methanex Corp.	85,800	3,792,026
		20,757,801
Metals & Mining - 0.3%
Freeport-McMoRan, Inc.	136,400	2,292,884
TOTAL MATERIALS		23,050,685
Common Stocks - continued
	Shares	Value
TELECOMMUNICATION SERVICES - 2.1%
Diversified Telecommunication Services - 1.9%
AT&T, Inc.	395,400	$ 13,016,568
CenturyLink, Inc.	63,014	2,342,230
		15,358,798
Wireless Telecommunication Services - 0.2%
T-Mobile U.S., Inc. (a)	66,000	1,991,880
TOTAL TELECOMMUNICATION SERVICES		17,350,678
UTILITIES - 6.7%
Electric Utilities - 4.2%
Edison International	80,000	5,452,000
Exelon Corp.	141,300	5,092,452
ITC Holdings Corp.	114,100	4,853,814
NextEra Energy, Inc.	74,110	8,095,776
PPL Corp.	157,700	5,598,350
Xcel Energy, Inc.	136,100	5,107,833
		34,200,225
Gas Utilities - 0.8%
Atmos Energy Corp.	56,400	3,209,724
National Fuel Gas Co.	52,300	3,317,389
		6,527,113
Independent Power Producers & Renewable Electricity Producers - 0.3%
Dynegy, Inc. (a)	76,800	2,098,176
Multi-Utilities - 1.4%
NiSource, Inc.	124,200	5,372,892
Sempra Energy	57,250	6,407,420
		11,780,312
TOTAL UTILITIES		54,605,826
TOTAL COMMON STOCKS (Cost $707,207,519)		776,891,377
Nonconvertible Preferred Stocks - 0.8%
	Shares	Value
FINANCIALS - 0.8%
Real Estate Investment Trusts - 0.8%
Equity Lifestyle Properties, Inc. Series C, 6.75% (Cost $5,890,714)	243,866	$ 6,333,200
U.S. Treasury Obligations - 0.0%
		Principal Amount
U.S. Treasury Bills, yield at date of purchase 0.03% 4/23/15 (f) (Cost $199,989)		$ 200,000	199,996
Preferred Securities - 0.1%
		Principal Amount (c)
FINANCIALS - 0.1%
Diversified Financial Services - 0.1%
Baggot Securities Ltd. 10.24% (d)(e) (Cost $353,224)	EUR	230,000	298,544
Money Market Funds - 3.9%
	Shares
Fidelity Cash Central Fund, 0.13% (b) (Cost $32,158,359)	32,158,359	32,158,359
TOTAL INVESTMENT PORTFOLIO - 99.6% (Cost $745,809,805)		815,881,476
NET OTHER ASSETS (LIABILITIES) - 0.4%	3,681,576
NET ASSETS - 100%	$ 819,563,052
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
23 ICE Russell 1000 Value Index Contracts (United States)	March 2015	$ 2,259,060	$ (26,731)
The face value of futures purchased as a percentage of net assets is 0.3%
Currency Abbreviations
EUR	-	European Monetary Unit
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Amount is stated in United States dollars unless otherwise noted.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $298,544 or 0.0% of net assets.

(e) Security is perpetual in nature with no stated maturity date.
(f) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $108,998.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 46,784
Fidelity Securities Lending Cash Central Fund	35,715
Total	$ 82,499
Other Information

The following is a summary of the inputs used, as of January 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 51,156,254	$ 51,156,254	$ -	$ -
Consumer Staples	59,741,702	59,741,702	-	-
Energy	87,378,635	76,988,437	10,390,198	-
Financials	229,121,782	229,121,782	-	-
Health Care	112,180,483	112,180,483	-	-
Industrials	73,172,862	73,172,862	-	-
Information Technology	75,465,670	67,550,888	7,914,782	-
Materials	23,050,685	23,050,685	-	-
Telecommunication Services	17,350,678	17,350,678	-	-
Utilities	54,605,826	54,605,826	-	-
U.S. Government and Government Agency Obligations	199,996	-	199,996	-
Preferred Securities	298,544	-	298,544	-
Money Market Funds	32,158,359	32,158,359	-	-
Total Investments in Securities:	$ 815,881,476	$ 797,077,956	$ 18,803,520	$ -
Derivative Instruments:
Liabilities
Futures Contracts	$ (26,731)	$ (26,731)	$ -	$ -
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of January 31, 2015. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Risk Exposure / Primary Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ -	$ (26,731)
Total Value of Derivatives	$ -	$ (26,731)

(a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	82.9%
Ireland	5.0%
Canada	4.4%
Bermuda	1.8%
United Kingdom	1.5%
Switzerland	1.5%
Korea (South)	1.0%
Others (Individually Less Than 1%)	1.9%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	January 31, 2015

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $713,651,446)	$ 783,723,117
Fidelity Central Funds (cost $32,158,359)	32,158,359
Total Investments (cost $745,809,805)		$ 815,881,476
Cash		169,789
Receivable for investments sold		9,302,616
Receivable for fund shares sold		475,899
Dividends receivable		661,620
Distributions receivable from Fidelity Central Funds		4,643
Prepaid expenses		1,381
Other receivables		360
Total assets		826,497,784

Liabilities
Payable for investments purchased	$ 4,873,965
Payable for fund shares redeemed	1,445,181
Accrued management fee	351,116
Distribution and service plan fees payable	19,675
Payable for daily variation margin for derivative instruments	33,810
Other affiliated payables	157,850
Other payables and accrued expenses	53,135
Total liabilities		6,934,732

Net Assets		$ 819,563,052
Net Assets consist of:
Paid in capital		$ 984,705,982
Undistributed net investment income		20,096
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(235,203,878)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		70,040,852
Net Assets		$ 819,563,052

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

January 31, 2015

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($26,535,575 ÷ 1,617,449 shares)	$ 16.41

Maximum offering price per share (100/94.25 of $16.41)	$ 17.41
Class T: Net Asset Value and redemption price per share ($10,468,817 ÷ 638,527 shares)	$ 16.40

Maximum offering price per share (100/96.50 of $16.40)	$ 16.99
Class B: Net Asset Value and offering price per share ($1,354,750 ÷ 82,648 shares)A	$ 16.39

Class C: Net Asset Value and offering price per share ($10,117,995 ÷ 625,313 shares)A	$ 16.18

Stock Selector Large Cap Value: Net Asset Value, offering price and redemption price per share ($761,541,791 ÷ 46,123,754 shares)	$ 16.51

Institutional Class: Net Asset Value, offering price and redemption price per share ($9,544,124 ÷ 580,691 shares)	$ 16.44

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended January 31, 2015

Investment Income
Dividends		$ 14,351,453
Interest		4,076
Income from Fidelity Central Funds		82,499
Total income		14,438,028

Expenses
Management fee Basic fee	$ 3,948,157
Performance adjustment	(184,189)
Transfer agent fees	1,411,466
Distribution and service plan fees	218,747
Accounting and security lending fees	255,251
Custodian fees and expenses	28,685
Independent trustees' compensation	2,826
Registration fees	123,878
Audit	62,380
Legal	2,439
Miscellaneous	5,036
Total expenses before reductions	5,874,676
Expense reductions	(21,940)	5,852,736
Net investment income (loss)		8,585,292
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	55,078,063
Foreign currency transactions	(20,136)
Futures contracts	1,760,437
Total net realized gain (loss)		56,818,364
Change in net unrealized appreciation (depreciation) on: Investment securities	7,076,516
Assets and liabilities in foreign currencies	(3,174)
Futures contracts	121,514
Total change in net unrealized appreciation (depreciation)		7,194,856
Net gain (loss)		64,013,220
Net increase (decrease) in net assets resulting from operations		$ 72,598,512

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended January 31, 2015	Year ended January 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 8,585,292	$ 6,503,349
Net realized gain (loss)	56,818,364	59,610,615
Change in net unrealized appreciation (depreciation)	7,194,856	32,130,580
Net increase (decrease) in net assets resulting from operations	72,598,512	98,244,544
Distributions to shareholders from net investment income	(7,672,855)	(7,028,513)
Distributions to shareholders from net realized gain	-	(1,781,878)
Total distributions	(7,672,855)	(8,810,391)
Share transactions - net increase (decrease)	193,619,743	(28,375,927)
Total increase (decrease) in net assets	258,545,400	61,058,226

Net Assets
Beginning of period	561,017,652	499,959,426
End of period (including undistributed net investment income of $20,096 and undistributed net investment income of $0, respectively)	$ 819,563,052	$ 561,017,652

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended January 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 14.72	$ 12.43	$ 10.71	$ 10.72	$ 9.35
Income from Investment Operations
Net investment income (loss) C	.15	.13	.20	.14	.09
Net realized and unrealized gain (loss)	1.65	2.35	1.73	.02	1.38
Total from investment operations	1.80	2.48	1.93	.16	1.47
Distributions from net investment income	(.11)	(.15)	(.21)	(.17)	(.10)
Distributions from net realized gain	-	(.05)	-	-	-
Total distributions	(.11)	(.19) G	(.21)	(.17)	(.10)
Net asset value, end of period	$ 16.41	$ 14.72	$ 12.43	$ 10.71	$ 10.72
Total ReturnA, B	12.25%	20.01%	18.15%	1.58%	15.79%
Ratios to Average Net Assets D, F
Expenses before reductions	1.07%	1.00%	.87%	.87%	1.00%
Expenses net of fee waivers, if any	1.07%	1.00%	.87%	.87%	1.00%
Expenses net of all reductions	1.07%	1.00%	.85%	.86%	1.00%
Net investment income (loss)	.94%	.95%	1.74%	1.38%	.87%
Supplemental Data
Net assets, end of period (000 omitted)	$ 26,536	$ 21,266	$ 18,234	$ 18,900	$ 20,815
Portfolio turnover rateE	60%	64%	63%	128%	120%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $ .19 per share is comprised of distributions from net investment income of $.147 and distributions from net realized gain of $.047 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended January 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 14.71	$ 12.44	$ 10.72	$ 10.74	$ 9.36
Income from Investment Operations
Net investment income (loss) C	.10	.09	.17	.12	.06
Net realized and unrealized gain (loss)	1.66	2.34	1.73	.01	1.39
Total from investment operations	1.76	2.43	1.90	.13	1.45
Distributions from net investment income	(.07)	(.11)	(.18)	(.15)	(.07)
Distributions from net realized gain	-	(.05)	-	-	-
Total distributions	(.07)	(.16)	(.18)	(.15)	(.07)
Net asset value, end of period	$ 16.40	$ 14.71	$ 12.44	$ 10.72	$ 10.74
Total ReturnA, B	11.95%	19.54%	17.88%	1.26%	15.50%
Ratios to Average Net Assets D, F
Expenses before reductions	1.39%	1.32%	1.14%	1.14%	1.29%
Expenses net of fee waivers, if any	1.39%	1.32%	1.14%	1.14%	1.29%
Expenses net of all reductions	1.39%	1.31%	1.12%	1.13%	1.28%
Net investment income (loss)	.62%	.63%	1.48%	1.11%	.59%
Supplemental Data
Net assets, end of period (000 omitted)	$ 10,469	$ 8,244	$ 6,544	$ 5,603	$ 5,625
Portfolio turnover rateE	60%	64%	63%	128%	120%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended January 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 14.72	$ 12.44	$ 10.72	$ 10.72	$ 9.35
Income from Investment Operations
Net investment income (loss) C	.02	.02	.11	.07	.01
Net realized and unrealized gain (loss)	1.65	2.34	1.73	.02	1.38
Total from investment operations	1.67	2.36	1.84	.09	1.39
Distributions from net investment income	-	(.03)	(.12)	(.09)	(.02)
Distributions from net realized gain	-	(.05)	-	-	-
Total distributions	-	(.08)	(.12)	(.09)	(.02)
Net asset value, end of period	$ 16.39	$ 14.72	$ 12.44	$ 10.72	$ 10.72
Total ReturnA, B	11.35%	18.94%	17.24%	.86%	14.87%
Ratios to Average Net Assets D, F
Expenses before reductions	1.89%	1.81%	1.63%	1.62%	1.80%
Expenses net of fee waivers, if any	1.89%	1.80%	1.63%	1.62%	1.80%
Expenses net of all reductions	1.89%	1.80%	1.60%	1.62%	1.79%
Net investment income (loss)	.12%	.14%	.99%	.63%	.08%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,355	$ 1,632	$ 1,645	$ 1,819	$ 2,274
Portfolio turnover rateE	60%	64%	63%	128%	120%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended January 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 14.53	$ 12.30	$ 10.61	$ 10.63	$ 9.30
Income from Investment Operations
Net investment income (loss) C	.02	.02	.11	.07	.01
Net realized and unrealized gain (loss)	1.63	2.31	1.72	.01	1.36
Total from investment operations	1.65	2.33	1.83	.08	1.37
Distributions from net investment income	-	(.05)	(.14)	(.10)	(.04)
Distributions from net realized gain	-	(.05)	-	-	-
Total distributions	-	(.10)	(.14)	(.10)	(.04)
Net asset value, end of period	$ 16.18	$ 14.53	$ 12.30	$ 10.61	$ 10.63
Total ReturnA, B	11.36%	18.94%	17.32%	.85%	14.79%
Ratios to Average Net Assets D, F
Expenses before reductions	1.89%	1.81%	1.63%	1.62%	1.75%
Expenses net of fee waivers, if any	1.89%	1.80%	1.63%	1.62%	1.75%
Expenses net of all reductions	1.89%	1.80%	1.61%	1.61%	1.74%
Net investment income (loss)	.12%	.14%	.99%	.63%	.13%
Supplemental Data
Net assets, end of period (000 omitted)	$ 10,118	$ 7,789	$ 5,839	$ 4,979	$ 3,959
Portfolio turnover rateE	60%	64%	63%	128%	120%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Stock Selector Large Cap Value

Years ended January 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 14.81	$ 12.51	$ 10.77	$ 10.78	$ 9.40
Income from Investment Operations
Net investment income (loss) B	.20	.17	.23	.18	.11
Net realized and unrealized gain (loss)	1.66	2.37	1.75	.01	1.40
Total from investment operations	1.86	2.54	1.98	.19	1.51
Distributions from net investment income	(.16)	(.19)	(.24)	(.20)	(.13)
Distributions from net realized gain	-	(.05)	-	-	-
Total distributions	(.16)	(.24)	(.24)	(.20)	(.13)
Net asset value, end of period	$ 16.51	$ 14.81	$ 12.51	$ 10.77	$ 10.78
Total ReturnA	12.54%	20.31%	18.55%	1.85%	16.09%
Ratios to Average Net Assets C, E
Expenses before reductions	.78%	.72%	.57%	.57%	.73%
Expenses net of fee waivers, if any	.78%	.72%	.57%	.57%	.73%
Expenses net of all reductions	.78%	.71%	.55%	.56%	.72%
Net investment income (loss)	1.23%	1.23%	2.05%	1.68%	1.15%
Supplemental Data
Net assets, end of period (000 omitted)	$761,542	$ 518,206	$ 465,702	$ 482,950	$ 803,009
Portfolio turnover rateD	60%	64%	63%	128%	120%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended January 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 14.74	$ 12.46	$ 10.74	$ 10.74	$ 9.37
Income from Investment Operations
Net investment income (loss) B	.20	.17	.23	.17	.11
Net realized and unrealized gain (loss)	1.66	2.35	1.73	.02	1.39
Total from investment operations	1.86	2.52	1.96	.19	1.50
Distributions from net investment income	(.16)	(.19)	(.24)	(.19)	(.13)
Distributions from net realized gain	-	(.05)	-	-	-
Total distributions	(.16)	(.24)	(.24)	(.19)	(.13)
Net asset value, end of period	$ 16.44	$ 14.74	$ 12.46	$ 10.74	$ 10.74
Total ReturnA	12.58%	20.25%	18.42%	1.92%	16.04%
Ratios to Average Net Assets C, E
Expenses before reductions	.81%	.73%	.61%	.60%	.74%
Expenses net of fee waivers, if any	.81%	.73%	.61%	.60%	.74%
Expenses net of all reductions	.81%	.73%	.58%	.60%	.73%
Net investment income (loss)	1.20%	1.22%	2.01%	1.65%	1.14%
Supplemental Data
Net assets, end of period (000 omitted)	$ 9,544	$ 3,881	$ 1,995	$ 1,519	$ 1,876
Portfolio turnover rate D	60%	64%	63%	128%	120%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended January 31, 2015

1. Organization.

Fidelity Stock Selector Large Cap Value Fund (the Fund) is a fund of Fidelity Devonshire Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Stock Selector Large Cap Value and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations, are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of January 31, 2015 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of January 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, foreign currency transactions, passive foreign investment companies (PFIC) partnerships, capital loss carryforwards, and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 111,321,003
Gross Unrealized depreciation	(46,542,300)
Net unrealized appreciation (depreciation) on securities	$ 64,778,703

Tax Cost	$ 751,102,773

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 20,095
Capital loss carryforward	$ (229,937,642)
Net unrealized appreciation (depreciation) on securities and other investments	$ 64,774,615

The tax character of distributions paid was as follows:

	January 31, 2015	January 31, 2014
Ordinary Income	$ 7,672,855	$ 8,810,391

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2017	$ (41,832,803)
2018	(188,104,839)
Total with expiration	$ (229,937,642)

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (the Update). The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund's financial statements and related disclosures.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

Annual Report

4. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $1,760,437 and a change in net unrealized appreciation (depreciation) of $121,514 related to its investment in futures contracts. These amounts are included in the Statement of Operations.

Annual Report

Notes to Financial Statements - continued

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $592,750,614 and $411,071,279, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Stock Selector Large Cap Value as compared to its benchmark index, the Russell 1000® Value Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .52% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services.

For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 61,552	$ 705
Class T	.25%	.25%	48,610	-
Class B	.75%	.25%	15,551	11,685
Class C	.75%	.25%	93,034	16,741
			$ 218,747	$ 29,131

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 16,466
Class T	3,699
Class B*	1,678
Class C*	1,949
$ 23,792

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$ 56,650.23
Class T	29,546.30
Class B	4,688.30
Class C	28,124.30
Stock Selector Large Cap Value	1,272,356.19
Institutional Class	20,102.22
	$ 1,411,466

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC),an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month. Under a separate contract, FSC

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees - continued

administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $10,602 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,287 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total

Annual Report

8. Security Lending - continued

security lending income during the period amounted to $35,715, including $558 from securities loaned to FCM.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $18,657 for the period.

In addition, the investment adviser reimbursed a portion of the Fund's operating expenses, including certain Stock Selector Large Cap Value expenses during the period in the amount of $ 3,283.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended January 31,	2015	2014
From net investment income
Class A	$ 179,624	$ 211,924
Class T	42,288	63,275
Class B	-	3,263
Class C	-	27,297
Stock Selector Large Cap Value	7,345,146	6,677,131
Institutional Class	105,797	45,623
Total	$ 7,672,855	$ 7,028,513
Years ended January 31,
From net realized gain
Class A	$ -	$ 67,665
Class T	-	26,666
Class B	-	5,288
Class C	-	24,673
Stock Selector Large Cap Value	-	1,646,206
Institutional Class	-	11,380
Total	$ -	$ 1,781,878

Annual Report

Notes to Financial Statements - continued

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended January 31,	2015	2014	2015	2014
Class A
Shares sold	526,601	453,976	$ 8,570,139	$ 6,296,444
Reinvestment of distributions	10,276	17,878	169,354	258,884
Shares redeemed	(364,428)	(493,396)	(5,933,597)	(7,077,208)
Net increase (decrease)	172,449	(21,542)	$ 2,805,896	$ (521,880)
Class T
Shares sold	153,678	162,162	$ 2,487,311	$ 2,245,109
Reinvestment of distributions	2,546	6,114	41,953	88,742
Shares redeemed	(77,972)	(134,046)	(1,265,230)	(1,877,963)
Net increase (decrease)	78,252	34,230	$ 1,264,034	$ 455,888
Class B
Shares sold	3,219	3,348	$ 50,863	$ 45,970
Reinvestment of distributions	-	509	-	7,427
Shares redeemed	(31,396)	(25,299)	(505,706)	(347,355)
Net increase (decrease)	(28,177)	(21,442)	$ (454,843)	$ (293,958)
Class C
Shares sold	218,002	146,694	$ 3,485,287	$ 2,029,290
Reinvestment of distributions	-	3,139	-	45,227
Shares redeemed	(128,604)	(88,666)	(2,060,274)	(1,208,921)
Net increase (decrease)	89,398	61,167	$ 1,425,013	$ 865,596
Stock Selector Large Cap Value
Shares sold	19,378,917	7,167,684	$ 319,326,318	$ 100,838,739
Reinvestment of distributions	431,705	556,371	7,157,674	8,100,157
Shares redeemed	(8,684,145)	(9,956,522)	(142,899,747)	(139,235,813)
Net increase (decrease)	11,126,477	(2,232,467)	$ 183,584,245	$ (30,296,917)
Institutional Class
Shares sold	546,646	206,722	$ 8,781,914	$ 2,877,195
Reinvestment of distributions	6,285	3,795	103,694	55,110
Shares redeemed	(235,466)	(107,442)	(3,890,210)	(1,516,961)
Net increase (decrease)	317,465	103,075	$ 4,995,398	$ 1,415,344

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Devonshire Trust and the Shareholders of Fidelity Stock Selector Large Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Stock Selector Large Cap Value Fund (a fund of Fidelity Devonshire Trust) at January 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Stock Selector Large Cap Value Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

March 17, 2015

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 174 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the fund they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (2009-present), and Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (2009-2014), a Director of FMR (2007-2014), and a Director of FMR Co., Inc. (2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (2014-present), Director of Fidelity SelectCo, LLC (2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2002 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (2013-present), Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (2008-present) and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Thomas C. Hense (1964)
Year of Election or Appointment: 2008/2010 Vice President

Mr. Hense also serves as Vice President of other funds (High Income (2008), Small Cap (2008), and Value (2010) funds). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (2014-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc., Fidelity Investments Money Management, Inc., Fidelity Management & Research (Japan) Limited, Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), Fidelity Management & Research Company, Pyramis Global Advisors, LLC, and Strategic Advisers, Inc., Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

Institutional Class designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Institutional Class designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.
New York, NY

(Fidelity Investment logo)(registered trademark)

ALCVI-UANN-0315
1.838383.105

Fidelity®

Stock Selector Large Cap Value

Fund

Annual Report

January 31, 2015

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended January 31, 2015	Past 1 year	Past 5 years	Past 10 years
Fidelity® Stock Selector Large Cap Value Fund	12.54%	13.67%	5.76%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Stock Selector Large Cap Value Fund, a class of the fund, on January 31, 2005. The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: The U.S. stock market closed near an all-time high for the 12 months ending January 31, 2015, supported by low interest rates and the relative strength of the U.S. economy. The large-cap S&P 500® Index returned 14.22%. Growth stocks in the index outperformed value-oriented names. The tech-heavy Nasdaq Composite Index® returned 14.30%, while the small-cap Russell 2000® Index returned a relatively lackluster 4.41% amid worries about growth and valuation that persisted for much of the period. Within S&P 500® sectors, utilities (+28%) was the top performer, as the traditionally defensive sector led the advance. Health care (+26%), a much larger index component, also gained strongly, as did consumer staples (+21%) and information technology (+18%). Conversely, energy (-6%) suffered substantial weakness, reflecting a sharp drop in crude prices beginning in June, attributed to weaker global demand and a U.S. supply boom driven by shale drilling. Volatility spiked to a three-year high in October amid economic growth concerns and Ebola fears, as well as unrest in Syria, Iraq and Ukraine. Yet the index finished well above its mid-October nadir for the period, bolstered by the relative economic strength of the U.S., which marked a six-year low in its unemployment rate, and consumer optimism that reached an 11-year high.

Comments from Matthew Friedman, Lead Portfolio Manager of Fidelity® Stock Selector Large Cap Value Fund: For the year, the fund's Retail Class shares rose 12.54%, modestly underperforming the 12.93% return of the Russell 1000® Value Index. Banks lagged the benchmark during the past year, so we benefited from underweighting or avoiding several large banks in the index we found overvalued, particularly Bank of America, JPMorgan Chase and Citigroup. Energy was a mixed bag for the fund, as plummeting oil prices created volatility in the sector. The fund's top two detractors derived from the energy sector: Stone Energy and BG Group - both out-of-index holdings. A modest cash position also hurt. On the flip side, our biggest individual contributions came from avoiding integrated-oil giant and index component Exxon Mobil and overweighting refining and marketing firm Tesoro. While Exxon was hurt by oil's price crash, Tesoro benefited as lower gasoline prices helped refiners. Additonally, Tesoro's stock was boosted when the firm's various self-help measures began to drive its earnings. In technology, chipmaker Broadcom was a big contributor, as the firm's exit from its unsuccessful cellular business drove Broadcom's earnings and P/E multiple higher, boosting its share price. Some of the names I've mentioned were not held at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2014 to January 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio B	Beginning Account Value August 1, 2014	Ending Account Value January 31, 2015	Expenses Paid During Period* August 1, 2014 to January 31, 2015
Class A	1.07%
Actual		$ 1,000.00	$ 1,018.10	$ 5.44
HypotheticalA		$ 1,000.00	$ 1,019.81	$ 5.45
Class T	1.39%
Actual		$ 1,000.00	$ 1,016.50	$ 7.06
HypotheticalA		$ 1,000.00	$ 1,018.20	$ 7.07
Class B	1.90%
Actual		$ 1,000.00	$ 1,013.60	$ 9.64
HypotheticalA		$ 1,000.00	$ 1,015.63	$ 9.65
Class C	1.90%
Actual		$ 1,000.00	$ 1,013.10	$ 9.64
HypotheticalA		$ 1,000.00	$ 1,015.63	$ 9.65
Stock Selector Large Cap Value	.78%
Actual		$ 1,000.00	$ 1,018.80	$ 3.97
HypotheticalA		$ 1,000.00	$ 1,021.27	$ 3.97
Institutional Class	.80%
Actual		$ 1,000.00	$ 1,019.30	$ 4.07
HypotheticalA		$ 1,000.00	$ 1,021.17	$ 4.08

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of January 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Berkshire Hathaway, Inc. Class B	4.3	2.9
Wells Fargo & Co.	3.0	3.0
Chevron Corp.	2.5	2.8
Pfizer, Inc.	2.1	2.3
Johnson & Johnson	2.0	2.0
General Electric Co.	1.9	2.2
Wal-Mart Stores, Inc.	1.9	1.6
Goldman Sachs Group, Inc.	1.7	1.1
Jazz Pharmaceuticals PLC	1.6	0.9
AT&T, Inc.	1.6	1.7
	22.6
Top Five Market Sectors as of January 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	28.1	26.5
Health Care	13.7	12.6
Energy	10.7	13.4
Information Technology	9.2	9.0
Industrials	8.9	10.0
Asset Allocation (% of fund's net assets)
As of January 31, 2015*	As of July 31, 2014**
Stocks and Equity Futures 95.9%		Stocks and Equity Futures 96.7%
Other Investments 0.1%		Other Investments 0.1%
Short-Term Investments and Net Other Assets (Liabilities) 4.0%		Short-Term Investments and Net Other Assets (Liabilities) 3.2%
* Foreign investments 17.1%	** Foreign investments	13.6%

Annual Report

Investments January 31, 2015

Showing Percentage of Net Assets

Common Stocks - 94.8%
	Shares	Value
CONSUMER DISCRETIONARY - 6.2%
Auto Components - 0.6%
Delphi Automotive PLC	74,300	$ 5,106,639
Household Durables - 1.5%
Jarden Corp. (a)	112,700	5,411,854
Whirlpool Corp.	33,600	6,689,088
		12,100,942
Media - 2.6%
Liberty Broadband Corp. Class C (a)	52,186	2,317,058
Liberty Media Corp. Class C (a)	74,000	2,524,880
Omnicom Group, Inc.	70,400	5,125,120
Time Warner, Inc.	69,200	5,392,756
Twenty-First Century Fox, Inc. Class A	196,500	6,515,940
		21,875,754
Multiline Retail - 1.5%
Macy's, Inc.	82,250	5,254,130
Target Corp.	92,634	6,818,789
		12,072,919
TOTAL CONSUMER DISCRETIONARY		51,156,254
CONSUMER STAPLES - 7.3%
Beverages - 0.6%
Molson Coors Brewing Co. Class B	63,700	4,836,741
Food & Staples Retailing - 2.7%
Wal-Mart Stores, Inc.	178,645	15,181,252
Walgreens Boots Alliance, Inc.	91,840	6,773,200
		21,954,452
Food Products - 1.7%
Bunge Ltd.	74,035	6,628,354
The J.M. Smucker Co.	67,942	7,008,217
		13,636,571
Household Products - 1.5%
Procter & Gamble Co.	150,080	12,650,243
Personal Products - 0.8%
Coty, Inc. Class A	350,352	6,663,695
TOTAL CONSUMER STAPLES		59,741,702
Common Stocks - continued
	Shares	Value
ENERGY - 10.7%
Energy Equipment & Services - 0.6%
Dril-Quip, Inc. (a)	60,100	$ 4,461,223
Oil, Gas & Consumable Fuels - 10.1%
Anadarko Petroleum Corp.	99,520	8,135,760
BG Group PLC	779,000	10,390,198
Cabot Oil & Gas Corp.	94,600	2,506,900
Chevron Corp.	203,900	20,905,867
Imperial Oil Ltd.	289,100	10,747,686
Noble Energy, Inc.	81,560	3,893,674
Stone Energy Corp. (a)	188,300	2,651,264
Suncor Energy, Inc.	377,900	11,271,276
Tesoro Corp.	151,900	12,414,787
		82,917,412
TOTAL ENERGY		87,378,635
FINANCIALS - 27.2%
Banks - 10.0%
CIT Group, Inc.	180,900	7,927,038
First Citizen Bancshares, Inc.	27,200	6,638,160
First Niagara Financial Group, Inc.	300,000	2,436,000
Hilltop Holdings, Inc. (a)	50,169	910,567
Investors Bancorp, Inc.	502,300	5,530,323
JPMorgan Chase & Co.	40,000	2,175,200
PNC Financial Services Group, Inc.	147,100	12,435,834
Popular, Inc. (a)	98,280	3,029,972
Susquehanna Bancshares, Inc.	427,300	5,388,253
U.S. Bancorp	244,100	10,230,231
Wells Fargo & Co.	481,300	24,989,096
		81,690,674
Capital Markets - 4.4%
Fortress Investment Group LLC	565,000	4,034,100
Goldman Sachs Group, Inc.	80,000	13,792,800
Interactive Brokers Group, Inc.	320,900	9,829,167
Invesco Ltd.	230,800	8,477,284
		36,133,351
Consumer Finance - 0.4%
Enova International, Inc. (a)	41,175	792,619
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Consumer Finance - continued
EZCORP, Inc. (non-vtg.) Class A (a)	192,400	$ 1,983,644
Navient Corp.	44,500	878,430
		3,654,693
Diversified Financial Services - 4.5%
Berkshire Hathaway, Inc. Class B (a)	248,457	35,755,445
Rescap Liquidating Trust	90,000	1,354,500
		37,109,945
Insurance - 5.0%
ACE Ltd.	109,500	11,821,620
AFLAC, Inc.	173,450	9,900,526
AMBAC Financial Group, Inc. (a)	180,000	4,401,000
Donegal Group, Inc. Class A	61,000	975,390
National Western Life Insurance Co. Class A	8,750	2,085,913
Old Republic International Corp.	173,700	2,438,748
StanCorp Financial Group, Inc.	55,500	3,443,220
Torchmark Corp.	114,525	5,734,267
		40,800,684
Real Estate Investment Trusts - 0.6%
Eurobank Properties Real Estate Investment Co.	517,920	4,623,472
Real Estate Management & Development - 1.2%
Consolidated-Tomoka Land Co.	33,650	1,835,608
Kennedy-Wilson Holdings, Inc. (a)	285,500	7,591,445
		9,427,053
Thrifts & Mortgage Finance - 1.1%
Beneficial Bancorp, Inc. (a)	313,185	3,379,266
Meridian Bancorp, Inc. (a)	514,164	5,969,444
		9,348,710
TOTAL FINANCIALS		222,788,582
HEALTH CARE - 13.7%
Health Care Equipment & Supplies - 2.8%
Abbott Laboratories	106,200	4,753,512
Boston Scientific Corp. (a)	461,200	6,830,372
Medtronic PLC	160,994	11,494,972
		23,078,856
Health Care Providers & Services - 3.2%
Anthem, Inc.	40,901	5,519,999
HCA Holdings, Inc. (a)	51,600	3,653,280
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Providers & Services - continued
McKesson Corp.	19,400	$ 4,125,410
UnitedHealth Group, Inc.	117,300	12,463,125
		25,761,814
Pharmaceuticals - 7.7%
Allergan, Inc.	23,900	5,240,314
Endo Health Solutions, Inc. (a)	73,200	5,827,452
GlaxoSmithKline PLC sponsored ADR	38,700	1,702,800
Jazz Pharmaceuticals PLC (a)	78,500	13,293,190
Johnson & Johnson	162,500	16,272,750
Pfizer, Inc.	548,800	17,150,000
Valeant Pharmaceuticals International (Canada) (a)	24,100	3,853,307
		63,339,813
TOTAL HEALTH CARE		112,180,483
INDUSTRIALS - 8.9%
Aerospace & Defense - 1.5%
L-3 Communications Holdings, Inc.	53,700	6,611,544
Textron, Inc.	32,300	1,374,688
United Technologies Corp.	34,200	3,925,476
		11,911,708
Air Freight & Logistics - 0.7%
FedEx Corp.	35,100	5,935,761
Building Products - 1.2%
Allegion PLC	182,719	9,868,653
Construction & Engineering - 1.7%
AECOM Technology Corp. (a)	429,606	10,920,587
Jacobs Engineering Group, Inc. (a)	71,667	2,730,513
		13,651,100
Industrial Conglomerates - 2.4%
Danaher Corp.	55,900	4,605,042
General Electric Co.	647,600	15,471,164
		20,076,206
Machinery - 1.3%
Deere & Co.	90,250	7,688,398
Joy Global, Inc.	76,900	3,225,186
		10,913,584
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Road & Rail - 0.1%
CSX Corp.	24,500	$ 815,850
TOTAL INDUSTRIALS		73,172,862
INFORMATION TECHNOLOGY - 9.2%
Communications Equipment - 2.1%
Cisco Systems, Inc.	452,600	11,932,799
QUALCOMM, Inc.	78,800	4,921,848
		16,854,647
Electronic Equipment & Components - 0.4%
Jabil Circuit, Inc.	167,148	3,444,920
Internet Software & Services - 0.5%
Yahoo!, Inc. (a)	98,100	4,315,419
Semiconductors & Semiconductor Equipment - 1.1%
Broadcom Corp. Class A	222,900	9,458,762
Software - 2.0%
Microsoft Corp.	285,400	11,530,160
Symantec Corp.	184,400	4,567,588
		16,097,748
Technology Hardware, Storage & Peripherals - 3.1%
EMC Corp.	309,500	8,025,335
Hewlett-Packard Co.	258,900	9,354,057
Samsung Electronics Co. Ltd.	6,427	7,914,782
		25,294,174
TOTAL INFORMATION TECHNOLOGY		75,465,670
MATERIALS - 2.8%
Chemicals - 2.5%
Agrium, Inc.	59,100	6,305,333
Axiall Corp.	50,700	2,243,475
Eastman Chemical Co.	78,100	5,536,509
LyondellBasell Industries NV Class A	36,420	2,880,458
Methanex Corp.	85,800	3,792,026
		20,757,801
Metals & Mining - 0.3%
Freeport-McMoRan, Inc.	136,400	2,292,884
TOTAL MATERIALS		23,050,685
Common Stocks - continued
	Shares	Value
TELECOMMUNICATION SERVICES - 2.1%
Diversified Telecommunication Services - 1.9%
AT&T, Inc.	395,400	$ 13,016,568
CenturyLink, Inc.	63,014	2,342,230
		15,358,798
Wireless Telecommunication Services - 0.2%
T-Mobile U.S., Inc. (a)	66,000	1,991,880
TOTAL TELECOMMUNICATION SERVICES		17,350,678
UTILITIES - 6.7%
Electric Utilities - 4.2%
Edison International	80,000	5,452,000
Exelon Corp.	141,300	5,092,452
ITC Holdings Corp.	114,100	4,853,814
NextEra Energy, Inc.	74,110	8,095,776
PPL Corp.	157,700	5,598,350
Xcel Energy, Inc.	136,100	5,107,833
		34,200,225
Gas Utilities - 0.8%
Atmos Energy Corp.	56,400	3,209,724
National Fuel Gas Co.	52,300	3,317,389
		6,527,113
Independent Power Producers & Renewable Electricity Producers - 0.3%
Dynegy, Inc. (a)	76,800	2,098,176
Multi-Utilities - 1.4%
NiSource, Inc.	124,200	5,372,892
Sempra Energy	57,250	6,407,420
		11,780,312
TOTAL UTILITIES		54,605,826
TOTAL COMMON STOCKS (Cost $707,207,519)		776,891,377
Nonconvertible Preferred Stocks - 0.8%
	Shares	Value
FINANCIALS - 0.8%
Real Estate Investment Trusts - 0.8%
Equity Lifestyle Properties, Inc. Series C, 6.75% (Cost $5,890,714)	243,866	$ 6,333,200
U.S. Treasury Obligations - 0.0%
		Principal Amount
U.S. Treasury Bills, yield at date of purchase 0.03% 4/23/15 (f) (Cost $199,989)		$ 200,000	199,996
Preferred Securities - 0.1%
		Principal Amount (c)
FINANCIALS - 0.1%
Diversified Financial Services - 0.1%
Baggot Securities Ltd. 10.24% (d)(e) (Cost $353,224)	EUR	230,000	298,544
Money Market Funds - 3.9%
	Shares
Fidelity Cash Central Fund, 0.13% (b) (Cost $32,158,359)	32,158,359	32,158,359
TOTAL INVESTMENT PORTFOLIO - 99.6% (Cost $745,809,805)		815,881,476
NET OTHER ASSETS (LIABILITIES) - 0.4%	3,681,576
NET ASSETS - 100%	$ 819,563,052
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
23 ICE Russell 1000 Value Index Contracts (United States)	March 2015	$ 2,259,060	$ (26,731)
The face value of futures purchased as a percentage of net assets is 0.3%
Currency Abbreviations
EUR	-	European Monetary Unit
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Amount is stated in United States dollars unless otherwise noted.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $298,544 or 0.0% of net assets.

(e) Security is perpetual in nature with no stated maturity date.
(f) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $108,998.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 46,784
Fidelity Securities Lending Cash Central Fund	35,715
Total	$ 82,499
Other Information

The following is a summary of the inputs used, as of January 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 51,156,254	$ 51,156,254	$ -	$ -
Consumer Staples	59,741,702	59,741,702	-	-
Energy	87,378,635	76,988,437	10,390,198	-
Financials	229,121,782	229,121,782	-	-
Health Care	112,180,483	112,180,483	-	-
Industrials	73,172,862	73,172,862	-	-
Information Technology	75,465,670	67,550,888	7,914,782	-
Materials	23,050,685	23,050,685	-	-
Telecommunication Services	17,350,678	17,350,678	-	-
Utilities	54,605,826	54,605,826	-	-
U.S. Government and Government Agency Obligations	199,996	-	199,996	-
Preferred Securities	298,544	-	298,544	-
Money Market Funds	32,158,359	32,158,359	-	-
Total Investments in Securities:	$ 815,881,476	$ 797,077,956	$ 18,803,520	$ -
Derivative Instruments:
Liabilities
Futures Contracts	$ (26,731)	$ (26,731)	$ -	$ -
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of January 31, 2015. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Risk Exposure / Primary Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ -	$ (26,731)
Total Value of Derivatives	$ -	$ (26,731)

(a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	82.9%
Ireland	5.0%
Canada	4.4%
Bermuda	1.8%
United Kingdom	1.5%
Switzerland	1.5%
Korea (South)	1.0%
Others (Individually Less Than 1%)	1.9%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	January 31, 2015

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $713,651,446)	$ 783,723,117
Fidelity Central Funds (cost $32,158,359)	32,158,359
Total Investments (cost $745,809,805)		$ 815,881,476
Cash		169,789
Receivable for investments sold		9,302,616
Receivable for fund shares sold		475,899
Dividends receivable		661,620
Distributions receivable from Fidelity Central Funds		4,643
Prepaid expenses		1,381
Other receivables		360
Total assets		826,497,784

Liabilities
Payable for investments purchased	$ 4,873,965
Payable for fund shares redeemed	1,445,181
Accrued management fee	351,116
Distribution and service plan fees payable	19,675
Payable for daily variation margin for derivative instruments	33,810
Other affiliated payables	157,850
Other payables and accrued expenses	53,135
Total liabilities		6,934,732

Net Assets		$ 819,563,052
Net Assets consist of:
Paid in capital		$ 984,705,982
Undistributed net investment income		20,096
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(235,203,878)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		70,040,852
Net Assets		$ 819,563,052

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

January 31, 2015

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($26,535,575 ÷ 1,617,449 shares)	$ 16.41

Maximum offering price per share (100/94.25 of $16.41)	$ 17.41
Class T: Net Asset Value and redemption price per share ($10,468,817 ÷ 638,527 shares)	$ 16.40

Maximum offering price per share (100/96.50 of $16.40)	$ 16.99
Class B: Net Asset Value and offering price per share ($1,354,750 ÷ 82,648 shares)A	$ 16.39

Class C: Net Asset Value and offering price per share ($10,117,995 ÷ 625,313 shares)A	$ 16.18

Stock Selector Large Cap Value: Net Asset Value, offering price and redemption price per share ($761,541,791 ÷ 46,123,754 shares)	$ 16.51

Institutional Class: Net Asset Value, offering price and redemption price per share ($9,544,124 ÷ 580,691 shares)	$ 16.44

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended January 31, 2015

Investment Income
Dividends		$ 14,351,453
Interest		4,076
Income from Fidelity Central Funds		82,499
Total income		14,438,028

Expenses
Management fee Basic fee	$ 3,948,157
Performance adjustment	(184,189)
Transfer agent fees	1,411,466
Distribution and service plan fees	218,747
Accounting and security lending fees	255,251
Custodian fees and expenses	28,685
Independent trustees' compensation	2,826
Registration fees	123,878
Audit	62,380
Legal	2,439
Miscellaneous	5,036
Total expenses before reductions	5,874,676
Expense reductions	(21,940)	5,852,736
Net investment income (loss)		8,585,292
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	55,078,063
Foreign currency transactions	(20,136)
Futures contracts	1,760,437
Total net realized gain (loss)		56,818,364
Change in net unrealized appreciation (depreciation) on: Investment securities	7,076,516
Assets and liabilities in foreign currencies	(3,174)
Futures contracts	121,514
Total change in net unrealized appreciation (depreciation)		7,194,856
Net gain (loss)		64,013,220
Net increase (decrease) in net assets resulting from operations		$ 72,598,512

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended January 31, 2015	Year ended January 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 8,585,292	$ 6,503,349
Net realized gain (loss)	56,818,364	59,610,615
Change in net unrealized appreciation (depreciation)	7,194,856	32,130,580
Net increase (decrease) in net assets resulting from operations	72,598,512	98,244,544
Distributions to shareholders from net investment income	(7,672,855)	(7,028,513)
Distributions to shareholders from net realized gain	-	(1,781,878)
Total distributions	(7,672,855)	(8,810,391)
Share transactions - net increase (decrease)	193,619,743	(28,375,927)
Total increase (decrease) in net assets	258,545,400	61,058,226

Net Assets
Beginning of period	561,017,652	499,959,426
End of period (including undistributed net investment income of $20,096 and undistributed net investment income of $0, respectively)	$ 819,563,052	$ 561,017,652

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended January 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 14.72	$ 12.43	$ 10.71	$ 10.72	$ 9.35
Income from Investment Operations
Net investment income (loss) C	.15	.13	.20	.14	.09
Net realized and unrealized gain (loss)	1.65	2.35	1.73	.02	1.38
Total from investment operations	1.80	2.48	1.93	.16	1.47
Distributions from net investment income	(.11)	(.15)	(.21)	(.17)	(.10)
Distributions from net realized gain	-	(.05)	-	-	-
Total distributions	(.11)	(.19) G	(.21)	(.17)	(.10)
Net asset value, end of period	$ 16.41	$ 14.72	$ 12.43	$ 10.71	$ 10.72
Total ReturnA, B	12.25%	20.01%	18.15%	1.58%	15.79%
Ratios to Average Net Assets D, F
Expenses before reductions	1.07%	1.00%	.87%	.87%	1.00%
Expenses net of fee waivers, if any	1.07%	1.00%	.87%	.87%	1.00%
Expenses net of all reductions	1.07%	1.00%	.85%	.86%	1.00%
Net investment income (loss)	.94%	.95%	1.74%	1.38%	.87%
Supplemental Data
Net assets, end of period (000 omitted)	$ 26,536	$ 21,266	$ 18,234	$ 18,900	$ 20,815
Portfolio turnover rateE	60%	64%	63%	128%	120%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $ .19 per share is comprised of distributions from net investment income of $.147 and distributions from net realized gain of $.047 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended January 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 14.71	$ 12.44	$ 10.72	$ 10.74	$ 9.36
Income from Investment Operations
Net investment income (loss) C	.10	.09	.17	.12	.06
Net realized and unrealized gain (loss)	1.66	2.34	1.73	.01	1.39
Total from investment operations	1.76	2.43	1.90	.13	1.45
Distributions from net investment income	(.07)	(.11)	(.18)	(.15)	(.07)
Distributions from net realized gain	-	(.05)	-	-	-
Total distributions	(.07)	(.16)	(.18)	(.15)	(.07)
Net asset value, end of period	$ 16.40	$ 14.71	$ 12.44	$ 10.72	$ 10.74
Total ReturnA, B	11.95%	19.54%	17.88%	1.26%	15.50%
Ratios to Average Net Assets D, F
Expenses before reductions	1.39%	1.32%	1.14%	1.14%	1.29%
Expenses net of fee waivers, if any	1.39%	1.32%	1.14%	1.14%	1.29%
Expenses net of all reductions	1.39%	1.31%	1.12%	1.13%	1.28%
Net investment income (loss)	.62%	.63%	1.48%	1.11%	.59%
Supplemental Data
Net assets, end of period (000 omitted)	$ 10,469	$ 8,244	$ 6,544	$ 5,603	$ 5,625
Portfolio turnover rateE	60%	64%	63%	128%	120%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended January 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 14.72	$ 12.44	$ 10.72	$ 10.72	$ 9.35
Income from Investment Operations
Net investment income (loss) C	.02	.02	.11	.07	.01
Net realized and unrealized gain (loss)	1.65	2.34	1.73	.02	1.38
Total from investment operations	1.67	2.36	1.84	.09	1.39
Distributions from net investment income	-	(.03)	(.12)	(.09)	(.02)
Distributions from net realized gain	-	(.05)	-	-	-
Total distributions	-	(.08)	(.12)	(.09)	(.02)
Net asset value, end of period	$ 16.39	$ 14.72	$ 12.44	$ 10.72	$ 10.72
Total ReturnA, B	11.35%	18.94%	17.24%	.86%	14.87%
Ratios to Average Net Assets D, F
Expenses before reductions	1.89%	1.81%	1.63%	1.62%	1.80%
Expenses net of fee waivers, if any	1.89%	1.80%	1.63%	1.62%	1.80%
Expenses net of all reductions	1.89%	1.80%	1.60%	1.62%	1.79%
Net investment income (loss)	.12%	.14%	.99%	.63%	.08%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,355	$ 1,632	$ 1,645	$ 1,819	$ 2,274
Portfolio turnover rateE	60%	64%	63%	128%	120%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended January 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 14.53	$ 12.30	$ 10.61	$ 10.63	$ 9.30
Income from Investment Operations
Net investment income (loss) C	.02	.02	.11	.07	.01
Net realized and unrealized gain (loss)	1.63	2.31	1.72	.01	1.36
Total from investment operations	1.65	2.33	1.83	.08	1.37
Distributions from net investment income	-	(.05)	(.14)	(.10)	(.04)
Distributions from net realized gain	-	(.05)	-	-	-
Total distributions	-	(.10)	(.14)	(.10)	(.04)
Net asset value, end of period	$ 16.18	$ 14.53	$ 12.30	$ 10.61	$ 10.63
Total ReturnA, B	11.36%	18.94%	17.32%	.85%	14.79%
Ratios to Average Net Assets D, F
Expenses before reductions	1.89%	1.81%	1.63%	1.62%	1.75%
Expenses net of fee waivers, if any	1.89%	1.80%	1.63%	1.62%	1.75%
Expenses net of all reductions	1.89%	1.80%	1.61%	1.61%	1.74%
Net investment income (loss)	.12%	.14%	.99%	.63%	.13%
Supplemental Data
Net assets, end of period (000 omitted)	$ 10,118	$ 7,789	$ 5,839	$ 4,979	$ 3,959
Portfolio turnover rateE	60%	64%	63%	128%	120%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Stock Selector Large Cap Value

Years ended January 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 14.81	$ 12.51	$ 10.77	$ 10.78	$ 9.40
Income from Investment Operations
Net investment income (loss) B	.20	.17	.23	.18	.11
Net realized and unrealized gain (loss)	1.66	2.37	1.75	.01	1.40
Total from investment operations	1.86	2.54	1.98	.19	1.51
Distributions from net investment income	(.16)	(.19)	(.24)	(.20)	(.13)
Distributions from net realized gain	-	(.05)	-	-	-
Total distributions	(.16)	(.24)	(.24)	(.20)	(.13)
Net asset value, end of period	$ 16.51	$ 14.81	$ 12.51	$ 10.77	$ 10.78
Total ReturnA	12.54%	20.31%	18.55%	1.85%	16.09%
Ratios to Average Net Assets C, E
Expenses before reductions	.78%	.72%	.57%	.57%	.73%
Expenses net of fee waivers, if any	.78%	.72%	.57%	.57%	.73%
Expenses net of all reductions	.78%	.71%	.55%	.56%	.72%
Net investment income (loss)	1.23%	1.23%	2.05%	1.68%	1.15%
Supplemental Data
Net assets, end of period (000 omitted)	$761,542	$ 518,206	$ 465,702	$ 482,950	$ 803,009
Portfolio turnover rateD	60%	64%	63%	128%	120%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended January 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 14.74	$ 12.46	$ 10.74	$ 10.74	$ 9.37
Income from Investment Operations
Net investment income (loss) B	.20	.17	.23	.17	.11
Net realized and unrealized gain (loss)	1.66	2.35	1.73	.02	1.39
Total from investment operations	1.86	2.52	1.96	.19	1.50
Distributions from net investment income	(.16)	(.19)	(.24)	(.19)	(.13)
Distributions from net realized gain	-	(.05)	-	-	-
Total distributions	(.16)	(.24)	(.24)	(.19)	(.13)
Net asset value, end of period	$ 16.44	$ 14.74	$ 12.46	$ 10.74	$ 10.74
Total ReturnA	12.58%	20.25%	18.42%	1.92%	16.04%
Ratios to Average Net Assets C, E
Expenses before reductions	.81%	.73%	.61%	.60%	.74%
Expenses net of fee waivers, if any	.81%	.73%	.61%	.60%	.74%
Expenses net of all reductions	.81%	.73%	.58%	.60%	.73%
Net investment income (loss)	1.20%	1.22%	2.01%	1.65%	1.14%
Supplemental Data
Net assets, end of period (000 omitted)	$ 9,544	$ 3,881	$ 1,995	$ 1,519	$ 1,876
Portfolio turnover rate D	60%	64%	63%	128%	120%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended January 31, 2015

1. Organization.

Fidelity Stock Selector Large Cap Value Fund (the Fund) is a fund of Fidelity Devonshire Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Stock Selector Large Cap Value and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations, are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of January 31, 2015 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of January 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, foreign currency transactions, passive foreign investment companies (PFIC) partnerships, capital loss carryforwards, and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 111,321,003
Gross Unrealized depreciation	(46,542,300)
Net unrealized appreciation (depreciation) on securities	$ 64,778,703

Tax Cost	$ 751,102,773

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 20,095
Capital loss carryforward	$ (229,937,642)
Net unrealized appreciation (depreciation) on securities and other investments	$ 64,774,615

The tax character of distributions paid was as follows:

	January 31, 2015	January 31, 2014
Ordinary Income	$ 7,672,855	$ 8,810,391

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2017	$ (41,832,803)
2018	(188,104,839)
Total with expiration	$ (229,937,642)

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (the Update). The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund's financial statements and related disclosures.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

Annual Report

4. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $1,760,437 and a change in net unrealized appreciation (depreciation) of $121,514 related to its investment in futures contracts. These amounts are included in the Statement of Operations.

Annual Report

Notes to Financial Statements - continued

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $592,750,614 and $411,071,279, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Stock Selector Large Cap Value as compared to its benchmark index, the Russell 1000® Value Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .52% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services.

For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 61,552	$ 705
Class T	.25%	.25%	48,610	-
Class B	.75%	.25%	15,551	11,685
Class C	.75%	.25%	93,034	16,741
			$ 218,747	$ 29,131

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 16,466
Class T	3,699
Class B*	1,678
Class C*	1,949
$ 23,792

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$ 56,650.23
Class T	29,546.30
Class B	4,688.30
Class C	28,124.30
Stock Selector Large Cap Value	1,272,356.19
Institutional Class	20,102.22
	$ 1,411,466

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC),an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month. Under a separate contract, FSC

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees - continued

administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $10,602 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,287 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total

Annual Report

8. Security Lending - continued

security lending income during the period amounted to $35,715, including $558 from securities loaned to FCM.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $18,657 for the period.

In addition, the investment adviser reimbursed a portion of the Fund's operating expenses, including certain Stock Selector Large Cap Value expenses during the period in the amount of $ 3,283.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended January 31,	2015	2014
From net investment income
Class A	$ 179,624	$ 211,924
Class T	42,288	63,275
Class B	-	3,263
Class C	-	27,297
Stock Selector Large Cap Value	7,345,146	6,677,131
Institutional Class	105,797	45,623
Total	$ 7,672,855	$ 7,028,513
Years ended January 31,
From net realized gain
Class A	$ -	$ 67,665
Class T	-	26,666
Class B	-	5,288
Class C	-	24,673
Stock Selector Large Cap Value	-	1,646,206
Institutional Class	-	11,380
Total	$ -	$ 1,781,878

Annual Report

Notes to Financial Statements - continued

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended January 31,	2015	2014	2015	2014
Class A
Shares sold	526,601	453,976	$ 8,570,139	$ 6,296,444
Reinvestment of distributions	10,276	17,878	169,354	258,884
Shares redeemed	(364,428)	(493,396)	(5,933,597)	(7,077,208)
Net increase (decrease)	172,449	(21,542)	$ 2,805,896	$ (521,880)
Class T
Shares sold	153,678	162,162	$ 2,487,311	$ 2,245,109
Reinvestment of distributions	2,546	6,114	41,953	88,742
Shares redeemed	(77,972)	(134,046)	(1,265,230)	(1,877,963)
Net increase (decrease)	78,252	34,230	$ 1,264,034	$ 455,888
Class B
Shares sold	3,219	3,348	$ 50,863	$ 45,970
Reinvestment of distributions	-	509	-	7,427
Shares redeemed	(31,396)	(25,299)	(505,706)	(347,355)
Net increase (decrease)	(28,177)	(21,442)	$ (454,843)	$ (293,958)
Class C
Shares sold	218,002	146,694	$ 3,485,287	$ 2,029,290
Reinvestment of distributions	-	3,139	-	45,227
Shares redeemed	(128,604)	(88,666)	(2,060,274)	(1,208,921)
Net increase (decrease)	89,398	61,167	$ 1,425,013	$ 865,596
Stock Selector Large Cap Value
Shares sold	19,378,917	7,167,684	$ 319,326,318	$ 100,838,739
Reinvestment of distributions	431,705	556,371	7,157,674	8,100,157
Shares redeemed	(8,684,145)	(9,956,522)	(142,899,747)	(139,235,813)
Net increase (decrease)	11,126,477	(2,232,467)	$ 183,584,245	$ (30,296,917)
Institutional Class
Shares sold	546,646	206,722	$ 8,781,914	$ 2,877,195
Reinvestment of distributions	6,285	3,795	103,694	55,110
Shares redeemed	(235,466)	(107,442)	(3,890,210)	(1,516,961)
Net increase (decrease)	317,465	103,075	$ 4,995,398	$ 1,415,344

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Devonshire Trust and the Shareholders of Fidelity Stock Selector Large Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Stock Selector Large Cap Value Fund (a fund of Fidelity Devonshire Trust) at January 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Stock Selector Large Cap Value Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

March 17, 2015

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 174 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the fund they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (2009-present), and Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (2009-2014), a Director of FMR (2007-2014), and a Director of FMR Co., Inc. (2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (2014-present), Director of Fidelity SelectCo, LLC (2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2002 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (2013-present), Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (2008-present) and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Thomas C. Hense (1964)
Year of Election or Appointment: 2008/2010 Vice President

Mr. Hense also serves as Vice President of other funds (High Income (2008), Small Cap (2008), and Value (2010) funds). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (2014-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc., Fidelity Investments Money Management, Inc., Fidelity Management & Research (Japan) Limited, Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), Fidelity Management & Research Company, Pyramis Global Advisors, LLC, and Strategic Advisers, Inc., Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

Stock Selector Large Cap Value designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Stock Selector Large Cap Value designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited
Fidelity Management & Research
(Japan) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional

Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.
New York, NY

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®)
1-800-544-5555

Automated line for quickest service

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

LCV-UANN-0315
1.900193.105

Fidelity®

Mid Cap Value

Fund

Annual Report

January 31, 2015

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended January 31, 2015	Past 1 year	Past 5 years	Past 10 years
Fidelity® Mid Cap Value Fund	17.75%	18.54%	9.53%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Mid Cap Value Fund, a class of the fund, on January 31, 2005. The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: The U.S. stock market closed near an all-time high for the 12 months ending January 31, 2015, supported by low interest rates and the relative strength of the U.S. economy. The large-cap S&P 500® Index returned 14.22%. Growth stocks in the index outperformed value-oriented names. The tech-heavy Nasdaq Composite Index® returned 14.30%, while the small-cap Russell 2000® Index returned a relatively lackluster 4.41% amid worries about growth and valuation that persisted for much of the period. Within S&P 500® sectors, utilities (+28%) was the top performer, as the traditionally defensive sector led the advance. Health care (+26%), a much larger index component, also gained strongly, as did consumer staples (+21%) and information technology (+18%). Conversely, energy (-6%) suffered substantial weakness, reflecting a sharp drop in crude prices beginning in June, attributed to weaker global demand and a U.S. supply boom driven by shale drilling. Volatility spiked to a three-year high in October amid economic growth concerns and Ebola fears, as well as unrest in Syria, Iraq and Ukraine. Yet the index finished well above its mid-October nadir for the period, bolstered by the relative economic strength of the U.S., which marked a six-year low in its unemployment rate, and consumer optimism that reached an 11-year high.

Comments from Court Dignan, Portfolio Manager of Fidelity® Mid Cap Value Fund: For the year, the fund's Retail Class shares returned 17.75%, versus 15.05% for the Russell Midcap® Value Index. Security selection was relatively strong in energy, information technology, health care and consumer staples. Individual standouts included property and casualty insurance stock AmTrust Financial Services, which rallied as concern over the company's accounting practices eased. An investment in best-in-class grocer Kroger benefited from management's strong execution. Both stocks were not in the index. Adding to American Airlines Group last fall also helped, as reduced Ebola fears and plunging oil prices drove better-than-expected profits. Industry positioning was a modest detractor overall, largely because of the fund's underexposure to the strong real estate segment. Individual disappointments included a poorly timed investment in home goods retailer Bed, Bath & Beyond. Uncertainty over the company's future profitability led me to eliminate the position from the portfolio by the end of June. In industrials, overweighting Valmont Industries hurt performance, as declining corn prices hindered the agricultural side of its business and project delays hampered the utilities side.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2014 to January 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense RatioB	Beginning Account Value August 1, 2014	Ending Account Value January 31, 2015	Expenses Paid During Period* August 1, 2014 to January 31, 2015
Class A	1.17%
Actual		$ 1,000.00	$ 1,070.70	$ 6.11
HypotheticalA		$ 1,000.00	$ 1,019.31	$ 5.96
Class T	1.47%
Actual		$ 1,000.00	$ 1,069.00	$ 7.67
HypotheticalA		$ 1,000.00	$ 1,017.80	$ 7.48
Class B	2.01%
Actual		$ 1,000.00	$ 1,066.20	$ 10.47
HypotheticalA		$ 1,000.00	$ 1,015.07	$ 10.21
Class C	1.92%
Actual		$ 1,000.00	$ 1,066.80	$ 10.00
HypotheticalA		$ 1,000.00	$ 1,015.53	$ 9.75
Mid Cap Value	.87%
Actual		$ 1,000.00	$ 1,072.50	$ 4.54
HypotheticalA		$ 1,000.00	$ 1,020.82	$ 4.43
Institutional Class	.87%
Actual		$ 1,000.00	$ 1,072.40	$ 4.54
HypotheticalA		$ 1,000.00	$ 1,020.82	$ 4.43

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of January 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Capital One Financial Corp.	1.7	1.8
The Blackstone Group LP	1.7	1.3
Allstate Corp.	1.6	1.9
CF Industries Holdings, Inc.	1.5	1.6
Equity Lifestyle Properties, Inc.	1.4	1.4
NorthStar Realty Finance Corp.	1.4	0.4
AmTrust Financial Services, Inc.	1.4	1.4
Entergy Corp.	1.3	0.0
Exelon Corp.	1.3	0.0
SunTrust Banks, Inc.	1.3	1.4
	14.6
Top Five Market Sectors as of January 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	33.1	32.7
Information Technology	12.1	11.4
Utilities	10.9	9.3
Consumer Discretionary	9.8	9.1
Health Care	9.0	9.5
Asset Allocation (% of fund's net assets)
As of January 31, 2015*		As of July 31, 2014**
	Stocks 95.3%		Stocks 98.2%
	Short-Term Investments and Net Other Assets (Liabilities) 4.7%		Short-Term Investments and Net Other Assets (Liabilities) 1.8%
* Foreign investments	12.7%	** Foreign investments	13.7%

Annual Report

Investments January 31, 2015

Showing Percentage of Net Assets

Common Stocks - 95.3%
	Shares	Value
CONSUMER DISCRETIONARY - 9.8%
Auto Components - 1.8%
Delphi Automotive PLC	583,700	$ 40,117,701
Tenneco, Inc. (a)	297,700	15,307,734
		55,425,435
Distributors - 0.3%
LKQ Corp. (a)	360,000	9,291,600
Diversified Consumer Services - 1.0%
Houghton Mifflin Harcourt Co. (a)	714,400	14,059,392
ServiceMaster Global Holdings, Inc.	633,800	17,911,188
		31,970,580
Hotels, Restaurants & Leisure - 1.2%
Wyndham Worldwide Corp.	458,500	38,417,715
Household Durables - 0.7%
Garmin Ltd.	81,400	4,262,104
Whirlpool Corp.	84,500	16,822,260
		21,084,364
Media - 0.8%
Omnicom Group, Inc.	355,000	25,844,000
Multiline Retail - 1.0%
Dillard's, Inc. Class A	127,900	14,529,440
Macy's, Inc.	267,100	17,062,348
		31,591,788
Specialty Retail - 2.8%
AutoZone, Inc. (a)	52,000	31,041,920
GameStop Corp. Class A (d)	941,150	33,175,538
GNC Holdings, Inc.	428,200	18,986,388
Staples, Inc.	258,500	4,407,425
		87,611,271
Textiles, Apparel & Luxury Goods - 0.2%
Fossil Group, Inc. (a)	63,200	6,180,960
TOTAL CONSUMER DISCRETIONARY		307,417,713
CONSUMER STAPLES - 2.4%
Beverages - 0.8%
Molson Coors Brewing Co. Class B	310,900	23,606,637
Food & Staples Retailing - 0.2%
Kroger Co.	109,500	7,560,975
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Food Products - 1.4%
Bunge Ltd.	369,300	$ 33,063,429
The J.M. Smucker Co.	114,900	11,851,935
		44,915,364
TOTAL CONSUMER STAPLES		76,082,976
ENERGY - 3.3%
Energy Equipment & Services - 0.8%
Nabors Industries Ltd.	540,700	6,223,457
Oceaneering International, Inc.	91,800	4,806,648
Unit Corp. (a)	437,100	13,016,838
		24,046,943
Oil, Gas & Consumable Fuels - 2.5%
Cimarex Energy Co.	232,900	24,035,280
Cobalt International Energy, Inc. (a)	876,000	7,989,120
EQT Corp.	225,500	16,786,220
HollyFrontier Corp.	112,100	4,026,632
Marathon Petroleum Corp.	156,900	14,527,371
Tesoro Corp.	150,300	12,284,019
		79,648,642
TOTAL ENERGY		103,695,585
FINANCIALS - 33.1%
Banks - 5.2%
Fifth Third Bancorp	1,395,657	24,144,866
PNC Financial Services Group, Inc.	390,600	33,021,324
Prosperity Bancshares, Inc.	540,800	24,763,232
Regions Financial Corp.	2,274,000	19,783,800
SunTrust Banks, Inc.	1,070,100	41,113,242
U.S. Bancorp	472,900	19,819,239
		162,645,703
Capital Markets - 6.0%
Apollo Global Management LLC Class A	564,100	14,029,167
E*TRADE Financial Corp. (a)	209,900	4,838,195
Fortress Investment Group LLC	2,652,000	18,935,280
Invesco Ltd.	694,400	25,505,312
KKR & Co. LP	749,900	18,005,099
Northern Trust Corp.	373,300	24,406,354
NorthStar Asset Management Group, Inc.	491,950	10,414,582
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Capital Markets - continued
Raymond James Financial, Inc.	372,800	$ 19,616,736
The Blackstone Group LP	1,397,500	52,182,650
		187,933,375
Consumer Finance - 3.0%
Capital One Financial Corp.	753,700	55,178,377
Navient Corp.	2,034,700	40,164,978
		95,343,355
Diversified Financial Services - 0.5%
PHH Corp. (a)	576,800	14,385,392
Insurance - 10.2%
ACE Ltd.	341,600	36,879,136
Allied World Assurance Co.	362,100	14,002,407
Allstate Corp.	706,876	49,332,876
AmTrust Financial Services, Inc. (d)	841,155	42,579,266
Arthur J. Gallagher & Co.	472,600	20,997,618
Brown & Brown, Inc.	1,281,000	39,518,850
Everest Re Group Ltd.	81,500	13,967,470
FNF Group	939,400	32,972,940
FNFV Group (a)	263,244	3,264,226
Hartford Financial Services Group, Inc.	94,200	3,664,380
Principal Financial Group, Inc.	687,500	32,264,375
Progressive Corp.	702,700	18,235,065
Protective Life Corp.	76,200	5,330,190
Unum Group	174,500	5,419,970
		318,428,769
Real Estate Investment Trusts - 7.8%
American Capital Agency Corp.	1,121,200	24,161,860
Boston Properties, Inc.	57,900	8,036,520
Equity Lifestyle Properties, Inc.	812,800	44,484,544
Lamar Advertising Co. Class A	470,000	26,329,400
MFA Financial, Inc.	3,941,300	30,899,792
Mid-America Apartment Communities, Inc.	55,600	4,410,192
NorthStar Realty Finance Corp.	2,336,850	44,189,834
RLJ Lodging Trust	722,300	24,608,761
Weyerhaeuser Co.	691,300	24,783,105
WP Glimcher, Inc.	593,300	10,489,544
		242,393,552
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Management & Development - 0.4%
Realogy Holdings Corp. (a)	253,700	$ 11,797,050
TOTAL FINANCIALS		1,032,927,196
HEALTH CARE - 9.0%
Biotechnology - 0.9%
United Therapeutics Corp. (a)	199,900	28,211,887
Health Care Equipment & Supplies - 1.6%
Boston Scientific Corp. (a)	1,536,400	22,754,084
Medtronic PLC	378,350	27,014,190
		49,768,274
Health Care Providers & Services - 4.0%
Cardinal Health, Inc.	462,100	38,442,099
Cigna Corp.	188,700	20,158,821
DaVita HealthCare Partners, Inc. (a)	197,100	14,794,326
HCA Holdings, Inc. (a)	473,000	33,488,400
Omnicare, Inc.	262,800	19,704,744
		126,588,390
Pharmaceuticals - 2.5%
Actavis PLC (a)	130,400	34,756,816
Mallinckrodt PLC (a)	104,000	11,022,960
Teva Pharmaceutical Industries Ltd. sponsored ADR	545,300	31,005,758
		76,785,534
TOTAL HEALTH CARE		281,354,085
INDUSTRIALS - 7.7%
Aerospace & Defense - 1.1%
United Technologies Corp.	310,000	35,581,800
Airlines - 0.9%
American Airlines Group, Inc.	557,400	27,357,192
Construction & Engineering - 1.5%
AECOM Technology Corp. (a)	997,360	25,352,893
Jacobs Engineering Group, Inc. (a)	571,500	21,774,150
		47,127,043
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Electrical Equipment - 0.7%
Babcock & Wilcox Co.	4,445	$ 121,037
EnerSys	344,600	20,117,748
		20,238,785
Industrial Conglomerates - 0.9%
Danaher Corp.	355,800	29,310,804
Machinery - 2.2%
Cummins, Inc.	106,100	14,796,706
Parker Hannifin Corp.	170,600	19,868,076
Valmont Industries, Inc. (d)	284,800	34,210,176
		68,874,958
Professional Services - 0.4%
Dun & Bradstreet Corp.	99,800	11,487,978
TOTAL INDUSTRIALS		239,978,560
INFORMATION TECHNOLOGY - 12.1%
Communications Equipment - 0.4%
Brocade Communications Systems, Inc.	1,273,500	14,161,320
Electronic Equipment & Components - 1.6%
Arrow Electronics, Inc. (a)	122,100	6,720,384
Ingram Micro, Inc. Class A (a)	603,700	15,201,166
TE Connectivity Ltd.	418,100	27,757,659
		49,679,209
Internet Software & Services - 0.9%
Google, Inc. Class A (a)	51,600	27,737,580
IT Services - 2.1%
Amdocs Ltd.	255,600	12,314,808
Computer Sciences Corp.	284,800	17,281,664
Global Payments, Inc.	52,100	4,548,851
Science Applications International Corp.	278,900	13,604,742
Total System Services, Inc.	536,600	18,979,542
		66,729,607
Semiconductors & Semiconductor Equipment - 2.5%
Broadcom Corp. Class A	694,900	29,488,082
Marvell Technology Group Ltd.	981,000	15,195,690
NXP Semiconductors NV (a)	95,800	7,600,772
Qorvo, Inc. (a)	332,435	24,556,973
		76,841,517
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Software - 2.2%
Citrix Systems, Inc. (a)	118,700	$ 7,034,162
Symantec Corp.	989,100	24,500,007
Synopsys, Inc. (a)	837,900	36,021,321
		67,555,490
Technology Hardware, Storage & Peripherals - 2.4%
EMC Corp.	594,300	15,410,199
NCR Corp. (a)	832,300	21,140,420
SanDisk Corp.	241,000	18,294,310
Western Digital Corp.	221,300	21,516,999
		76,361,928
TOTAL INFORMATION TECHNOLOGY		379,066,651
MATERIALS - 7.0%
Chemicals - 4.4%
Agrium, Inc. (d)	299,400	31,942,754
Albemarle Corp. U.S.	244,400	11,794,744
CF Industries Holdings, Inc.	154,700	47,242,286
LyondellBasell Industries NV Class A	363,300	28,733,397
Sigma Aldrich Corp.	121,500	16,708,680
		136,421,861
Containers & Packaging - 1.7%
Graphic Packaging Holding Co.	962,400	13,935,552
Rock-Tenn Co. Class A	599,800	38,927,020
		52,862,572
Metals & Mining - 0.9%
Steel Dynamics, Inc.	1,637,300	27,899,592
TOTAL MATERIALS		217,184,025
UTILITIES - 10.9%
Electric Utilities - 7.5%
American Electric Power Co., Inc.	589,100	37,001,371
Edison International	412,900	28,139,135
Entergy Corp.	477,200	41,759,772
Exelon Corp.	1,144,400	41,244,176
Great Plains Energy, Inc.	838,800	24,803,316
IDACORP, Inc.	361,900	24,576,629
Common Stocks - continued
	Shares	Value
UTILITIES - continued
Electric Utilities - continued
PPL Corp.	509,300	$ 18,080,150
Xcel Energy, Inc.	501,800	18,832,554
		234,437,103
Gas Utilities - 0.8%
Atmos Energy Corp.	425,000	24,186,750
Multi-Utilities - 2.6%
CMS Energy Corp.	980,400	36,990,492
DTE Energy Co.	96,100	8,616,326
NiSource, Inc.	807,100	34,915,146
		80,521,964
TOTAL UTILITIES		339,145,817
TOTAL COMMON STOCKS (Cost $2,683,617,508)		2,976,852,608
Money Market Funds - 7.3%

Fidelity Cash Central Fund, 0.13% (b)	160,568,073	160,568,073
Fidelity Securities Lending Cash Central Fund, 0.14% (b)(c)	68,441,750	68,441,750
TOTAL MONEY MARKET FUNDS (Cost $229,009,823)		229,009,823
TOTAL INVESTMENT PORTFOLIO - 102.6% (Cost $2,912,627,331)		3,205,862,431
NET OTHER ASSETS (LIABILITIES) - (2.6)%		(80,173,933)
NET ASSETS - 100%		$ 3,125,688,498
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 64,756
Fidelity Securities Lending Cash Central Fund	2,188,392
Total	$ 2,253,148
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	87.3%
Bermuda	2.9%
Switzerland	2.6%
Ireland	2.4%
Bailiwick of Jersey	1.3%
Netherlands	1.1%
Canada	1.0%
Israel	1.0%
Others (Individually Less Than 1%)	0.4%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	January 31, 2015
Assets
Investment in securities, at value (including securities loaned of $65,282,100) - See accompanying schedule: Unaffiliated issuers (cost $2,683,617,508)	$ 2,976,852,608
Fidelity Central Funds (cost $229,009,823)	229,009,823
Total Investments (cost $2,912,627,331)		$ 3,205,862,431
Cash		611,766
Receivable for investments sold		55,984,613
Receivable for fund shares sold		18,431,330
Dividends receivable		646,872
Distributions receivable from Fidelity Central Funds		277,676
Prepaid expenses		3,694
Other receivables		12,472
Total assets		3,281,830,854

Liabilities
Payable for investments purchased	$ 82,761,943
Payable for fund shares redeemed	2,719,703
Accrued management fee	1,572,374
Distribution and service plan fees payable	106,948
Other affiliated payables	476,305
Other payables and accrued expenses	63,333
Collateral on securities loaned, at value	68,441,750
Total liabilities		156,142,356

Net Assets		$ 3,125,688,498
Net Assets consist of:
Paid in capital		$ 2,809,043,370
Undistributed net investment income		694,912
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		22,715,116
Net unrealized appreciation (depreciation) on investments		293,235,100
Net Assets		$ 3,125,688,498

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

January 31, 2015
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($171,263,108 ÷ 7,165,096 shares)	$ 23.90

Maximum offering price per share (100/94.25 of $23.90)	$ 25.36
Class T: Net Asset Value and redemption price per share ($40,752,027 ÷ 1,711,212 shares)	$ 23.81

Maximum offering price per share (100/96.50 of $23.81)	$ 24.67
Class B: Net Asset Value and offering price per share ($2,256,409 ÷ 95,675 shares)A	$ 23.58

Class C: Net Asset Value and offering price per share ($71,262,864 ÷ 3,058,557 shares)A	$ 23.30

Mid Cap Value: Net Asset Value, offering price and redemption price per share ($2,691,764,580 ÷ 111,468,271 shares)	$ 24.15

Institutional Class: Net Asset Value, offering price and redemption price per share ($148,389,510 ÷ 6,184,154 shares)	$ 24.00

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended January 31, 2015
Investment Income
Dividends		$ 41,774,188
Income from Fidelity Central Funds		2,253,148
Total income		44,027,336

Expenses
Management fee Basic fee	$ 11,099,723
Performance adjustment	1,057,049
Transfer agent fees	3,686,917
Distribution and service plan fees	851,360
Accounting and security lending fees	623,671
Custodian fees and expenses	60,176
Independent trustees' compensation	7,707
Registration fees	257,956
Audit	59,444
Legal	5,193
Miscellaneous	12,831
Total expenses before reductions	17,722,027
Expense reductions	(37,523)	17,684,504
Net investment income (loss)		26,342,832
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	126,152,159
Foreign currency transactions	(386)
Total net realized gain (loss)		126,151,773
Change in net unrealized appreciation (depreciation) on investment securities		142,120,089
Net gain (loss)		268,271,862
Net increase (decrease) in net assets resulting from operations		$ 294,614,694

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended January 31, 2015	Year ended January 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 26,342,832	$ 18,177,978
Net realized gain (loss)	126,151,773	168,887,902
Change in net unrealized appreciation (depreciation)	142,120,089	69,583,401
Net increase (decrease) in net assets resulting from operations	294,614,694	256,649,281
Distributions to shareholders from net investment income	(21,836,059)	(15,306,348)
Distributions to shareholders from net realized gain	(128,905,943)	(113,515,093)
Total distributions	(150,742,002)	(128,821,441)
Share transactions - net increase (decrease)	1,431,070,354	735,344,302
Redemption fees	59,793	65,786
Total increase (decrease) in net assets	1,575,002,839	863,237,928

Net Assets
Beginning of period	1,550,685,659	687,447,731
End of period (including undistributed net investment income of $694,912 and $435,958, respectively)	$ 3,125,688,498	$ 1,550,685,659

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended January 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 21.78	$ 19.24	$ 15.87	$ 16.16	$ 12.35
Income from Investment Operations
Net investment income (loss) C	.24	.24	.20	.07	- G
Net realized and unrealized gain (loss)	3.45	4.29	3.38	(.29)	3.85
Total from investment operations	3.69	4.53	3.58	(.22)	3.85
Distributions from net investment income	(.17)	(.19)	(.21)	(.07)	(.04)
Distributions from net realized gain	(1.40)	(1.79)	-	-	-
Total distributions	(1.57)	(1.99) H	(.21)	(.07)	(.04)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 23.90	$ 21.78	$ 19.24	$ 15.87	$ 16.16
Total Return A, B	17.32%	23.69%	22.73%	(1.34)%	31.14%
Ratios to Average Net Assets D, F
Expenses before reductions	1.15%	1.15%	1.15%	1.17%	1.17%
Expenses net of fee waivers, if any	1.15%	1.15%	1.15%	1.17%	1.17%
Expenses net of all reductions	1.15%	1.14%	1.12%	1.16%	1.17%
Net investment income (loss)	1.04%	1.11%	1.15%	.44%	.02%
Supplemental Data
Net assets, end of period (000 omitted)	$ 171,263	$ 67,826	$ 24,436	$ 19,578	$ 23,608
Portfolio turnover rate E	69%	169%	180%	173%	133%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $1.99 per share is comprised of distributions from net investment income of $.193 and distributions from net realized gain of $1.793 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended January 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 21.70	$ 19.21	$ 15.84	$ 16.14	$ 12.34
Income from Investment Operations
Net investment income (loss) C	.17	.18	.15	.03	(.03)
Net realized and unrealized gain (loss)	3.44	4.27	3.38	(.29)	3.83
Total from investment operations	3.61	4.45	3.53	(.26)	3.80
Distributions from net investment income	(.10)	(.17)	(.16)	(.04)	-
Distributions from net realized gain	(1.40)	(1.79)	-	-	-
Total distributions	(1.50)	(1.96)	(.16)	(.04)	-
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 23.81	$ 21.70	$ 19.21	$ 15.84	$ 16.14
Total Return A, B	16.98%	23.32%	22.42%	(1.59)%	30.79%
Ratios to Average Net Assets D, F
Expenses before reductions	1.44%	1.42%	1.42%	1.43%	1.43%
Expenses net of fee waivers, if any	1.44%	1.42%	1.42%	1.43%	1.43%
Expenses net of all reductions	1.44%	1.41%	1.38%	1.42%	1.43%
Net investment income (loss)	.74%	.84%	.89%	.18%	(.24)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 40,752	$ 24,136	$ 8,358	$ 6,823	$ 6,993
Portfolio turnover rate E	69%	169%	180%	173%	133%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended January 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 21.48	$ 19.03	$ 15.71	$ 16.04	$ 12.32
Income from Investment Operations
Net investment income (loss) C	.05	.07	.07	(.05)	(.10)
Net realized and unrealized gain (loss)	3.40	4.22	3.34	(.28)	3.82
Total from investment operations	3.45	4.29	3.41	(.33)	3.72
Distributions from net investment income	-	(.05)	(.09)	-	-
Distributions from net realized gain	(1.35)	(1.79)	-	-	-
Total distributions	(1.35)	(1.84)	(.09)	-	-
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 23.58	$ 21.48	$ 19.03	$ 15.71	$ 16.04
Total Return A, B	16.38%	22.70%	21.79%	(2.06)%	30.19%
Ratios to Average Net Assets D, F
Expenses before reductions	1.96%	1.91%	1.91%	1.92%	1.93%
Expenses net of fee waivers, if any	1.96%	1.91%	1.91%	1.92%	1.93%
Expenses net of all reductions	1.96%	1.91%	1.87%	1.91%	1.92%
Net investment income (loss)	.22%	.34%	.40%	(.31)%	(.74)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,256	$ 2,302	$ 1,533	$ 1,376	$ 1,793
Portfolio turnover rate E	69%	169%	180%	173%	133%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended January 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 21.31	$ 18.93	$ 15.65	$ 15.98	$ 12.27
Income from Investment Operations
Net investment income (loss) C	.07	.08	.07	(.05)	(.10)
Net realized and unrealized gain (loss)	3.37	4.20	3.32	(.28)	3.81
Total from investment operations	3.44	4.28	3.39	(.33)	3.71
Distributions from net investment income	(.06)	(.11)	(.11)	-	-
Distributions from net realized gain	(1.39)	(1.79)	-	-	-
Total distributions	(1.45)	(1.90)	(.11)	-	-
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 23.30	$ 21.31	$ 18.93	$ 15.65	$ 15.98
Total Return A, B	16.48%	22.77%	21.73%	(2.07)%	30.24%
Ratios to Average Net Assets D, F
Expenses before reductions	1.89%	1.89%	1.91%	1.92%	1.93%
Expenses net of fee waivers, if any	1.89%	1.89%	1.91%	1.92%	1.93%
Expenses net of all reductions	1.89%	1.89%	1.87%	1.91%	1.92%
Net investment income (loss)	.29%	.36%	.40%	(.31)%	(.73)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 71,263	$ 25,177	$ 6,820	$ 5,000	$ 5,309
Portfolio turnover rate E	69%	169%	180%	173%	133%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Mid Cap Value

Years ended January 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 21.96	$ 19.37	$ 15.97	$ 16.26	$ 12.41
Income from Investment Operations
Net investment income (loss) B	.32	.32	.25	.12	.04
Net realized and unrealized gain (loss)	3.49	4.31	3.41	(.30)	3.87
Total from investment operations	3.81	4.63	3.66	(.18)	3.91
Distributions from net investment income	(.22)	(.25)	(.26)	(.11)	(.06)
Distributions from net realized gain	(1.40)	(1.79)	-	-	-
Total distributions	(1.62)	(2.04)	(.26)	(.11)	(.06)
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 24.15	$ 21.96	$ 19.37	$ 15.97	$ 16.26
Total Return A	17.75%	24.08%	23.07%	(1.04)%	31.51%
Ratios to Average Net Assets C, E
Expenses before reductions	.83%	.80%	.85%	.88%	.91%
Expenses net of fee waivers, if any	.83%	.80%	.85%	.88%	.91%
Expenses net of all reductions	.83%	.80%	.81%	.87%	.90%
Net investment income (loss)	1.36%	1.45%	1.46%	.73%	.28%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,691,765	$ 1,404,968	$ 638,425	$ 553,947	$ 666,277
Portfolio turnover rate D	69%	169%	180%	173%	133%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended January 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 21.84	$ 19.29	$ 15.91	$ 16.20	$ 12.36
Income from Investment Operations
Net investment income (loss) B	.32	.31	.24	.11	.04
Net realized and unrealized gain (loss)	3.47	4.28	3.40	(.29)	3.85
Total from investment operations	3.79	4.59	3.64	(.18)	3.89
Distributions from net investment income	(.23)	(.25)	(.26)	(.11)	(.05)
Distributions from net realized gain	(1.40)	(1.79)	-	-	-
Total distributions	(1.63)	(2.04)	(.26)	(.11)	(.05)
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 24.00	$ 21.84	$ 19.29	$ 15.91	$ 16.20
Total Return A	17.75%	23.98%	23.05%	(1.07)%	31.51%
Ratios to Average Net Assets C, E
Expenses before reductions	.85%	.85%	.89%	.91%	.92%
Expenses net of fee waivers, if any	.85%	.85%	.89%	.91%	.92%
Expenses net of all reductions	.85%	.85%	.85%	.90%	.92%
Net investment income (loss)	1.33%	1.40%	1.42%	.71%	.27%
Supplemental Data
Net assets, end of period (000 omitted)	$ 148,390	$ 26,277	$ 7,875	$ 3,667	$ 3,507
Portfolio turnover rate D	69%	169%	180%	173%	133%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended January 31, 2015

1. Organization.

Fidelity Mid Cap Value Fund (the Fund) is a fund of Fidelity Devonshire Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Mid Cap Value and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

Annual Report

3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment.

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of January 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to partnerships, foreign currency transactions and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 372,177,546
Gross unrealized depreciation	(81,347,561)
Net unrealized appreciation (depreciation) on securities	$ 290,829,985

Tax Cost	$ 2,915,032,446

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 9,382,148
Undistributed long-term capital gain	$ 16,432,995
Net unrealized appreciation (depreciation) on securities and other investments	$ 290,829,985

The tax character of distributions paid was as follows:

	January 31, 2015	January 31, 2014
Ordinary Income	$ 77,856,377	$ 97,039,748
Long-term Capital Gains	72,885,625	31,781,693
Total	$ 150,742,002	$ 128,821,441

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to .75% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, will be retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (the Update). The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning

Annual Report

3. Significant Accounting Policies - continued

New Accounting Pronouncement - continued

after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund's financial statements and related disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $2,554,044,009 and $1,372,706,685, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Mid Cap Value as compared to its benchmark index, the Russell Midcap Value Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .60% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 256,850	$ 5,629
Class T	.25%	.25%	155,722	-
Class B	.75%	.25%	23,372	17,533
Class C	.75%	.25%	415,416	162,835
			$ 851,360	$ 185,997

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 136,445
Class T	20,437
Class B*	836
Class C*	8,590
$ 166,308

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$ 252,473.25
Class T	90,019.29
Class B	7,164.31
Class C	100,516.24
Mid Cap Value	3,115,773.18
Institutional Class	120,972.20
	$ 3,686,917

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $49,886 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $3,479 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund

Annual Report

Notes to Financial Statements - continued

7. Security Lending - continued

receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $2,188,392, including $127,232 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $30,517 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $37.

In addition, the investment adviser reimbursed a portion of the Fund's operating expenses, including certain Mid Cap Value expenses during the period in the amount of $6,969.

Annual Report

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended January 31,	2015	2014
From net investment income
Class A	$ 969,281	$ 530,640
Class T	152,295	161,696
Class B	-	4,861
Class C	141,550	110,531
Mid Cap Value	19,603,909	14,250,519
Institutional Class	969,024	248,101
Total	$ 21,836,059	$ 15,306,348
From net realized gain
Class A	$ 6,833,929	$ 4,929,724
Class T	1,937,211	1,757,088
Class B	135,122	177,882
Class C	2,786,812	1,834,950
Mid Cap Value	112,669,602	103,028,925
Institutional Class	4,543,267	1,786,524
Total	$ 128,905,943	$ 113,515,093

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended January 31,	2015	2014	2015	2014
Class A
Shares sold	5,005,202	2,457,916	$ 119,669,419	$ 52,076,305
Reinvestment of distributions	319,527	241,636	7,424,820	5,178,254
Shares redeemed	(1,274,281)	(854,915)	(30,077,303)	(18,574,514)
Net increase (decrease)	4,050,448	1,844,637	$ 97,016,936	$ 38,680,045
Class T
Shares sold	809,175	800,279	$ 19,107,949	$ 17,075,459
Reinvestment of distributions	89,278	89,099	2,059,912	1,903,163
Shares redeemed	(299,512)	(212,274)	(7,012,597)	(4,598,389)
Net increase (decrease)	598,941	677,104	$ 14,155,264	$ 14,380,233
Class B
Shares sold	31,756	43,830	$ 732,066	$ 911,529
Reinvestment of distributions	5,764	8,260	130,913	174,775
Shares redeemed	(49,044)	(25,492)	(1,130,186)	(538,771)
Net increase (decrease)	(11,524)	26,598	$ (267,207)	$ 547,533

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Notes to Financial Statements - continued

10. Share Transactions - continued

	Shares		Dollars
Years ended January 31,	2015	2014	2015	2014
Class C
Shares sold	2,044,450	893,750	$ 47,494,884	$ 18,935,706
Reinvestment of distributions	120,516	88,255	2,733,012	1,852,478
Shares redeemed	(287,883)	(160,748)	(6,583,222)	(3,440,149)
Net increase (decrease)	1,877,083	821,257	$ 43,644,674	$ 17,348,035
Mid Cap Value
Shares sold	61,038,580	42,202,723	$ 1,478,921,063	$ 892,720,042
Reinvestment of distributions	5,413,935	5,185,864	126,755,721	112,014,623
Shares redeemed	(18,955,051)	(16,376,666)	(448,724,645)	(357,731,128)
Net increase (decrease)	47,497,464	31,011,921	$ 1,156,952,139	$ 647,003,537
Institutional Class
Shares sold	5,403,183	942,589	$ 129,695,746	$ 20,627,562
Reinvestment of distributions	213,524	87,006	5,006,480	1,869,755
Shares redeemed	(635,481)	(234,974)	(15,133,678)	(5,112,398)
Net increase (decrease)	4,981,226	794,621	$ 119,568,548	$ 17,384,919

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Devonshire Trust and the Shareholders of Fidelity Mid Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Mid Cap Value Fund (a fund of Fidelity Devonshire Trust) at January 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Mid Cap Value Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

March 17, 2015

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 174 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the fund they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (2009-present), and Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (2009-2014), a Director of FMR (2007-2014), and a Director of FMR Co., Inc. (2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (2014-present), Director of Fidelity SelectCo, LLC (2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Oper-ating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2002 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (2013-present), Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (2008-present) and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Thomas C. Hense (1964)
Year of Election or Appointment: 2008/2010 Vice President

Mr. Hense also serves as Vice President of other funds (High Income (2008), Small Cap (2008), and Value (2010) funds). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (2014-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc., Fidelity Investments Money Management, Inc., Fidelity Management & Research (Japan) Limited, Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), Fidelity Management & Research Company, Pyramis Global Advisors, LLC, and Strategic Advisers, Inc., Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Mid Cap Value Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Mid Cap Value	03/16/15	03/13/15	$0.005	$0.180

The fund hereby designates as a capital gain dividend with respect to the taxable year ended January 31, 2015, $81,182,022, or, if subsequently determined to be different, the net capital gain of such year.

Mid Cap Value designates 1% and 45% of the dividends distributed in March and December, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Mid Cap Value designates 57% of the dividends distributed in December during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited
Fidelity Management & Research
(Japan) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional

Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.
New York, NY

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®)
1-800-544-5555

Automated line for quickest service

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

MCV-UANN-0315
1.900179.105

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

Mid Cap Value

Fund - Class A, Class T, Class B
and Class C

Annual Report

January 31, 2015

(Fidelity Cover Art)

Class A, Class T, Class B, and
Class C are classes of Fidelity®
Mid Cap Value Fund

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended January 31, 2015	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge) A	10.57%	16.78%	8.62%
Class T (incl. 3.50% sales charge) B	12.89%	17.01%	8.65%
Class B (incl. contingent deferred sales charge) C	11.38%	17.06%	8.70%
Class C (incl. contingent deferred sales charge) D	15.48%	17.30%	8.61%

A Class A shares bear a 0.25% 12b-1 fee. The initial offering of Class A shares took place on February 13, 2007. Returns prior to February 13, 2007 are those of Fidelity® Mid Cap Value Fund, the original class of the fund, which has no 12b-1 fee. Had Class A's 12b-1 fee been reflected, returns prior to February 13, 2007 would have been lower.

B Class T shares bear a 0.50% 12b-1 fee. The initial offering of Class T shares took place on February 13, 2007. Returns prior to February 13, 2007 are those of Fidelity® Mid Cap Value Fund, the original class of the fund, which has no 12b-1 fee. Had Class T's 12b-1 fee been reflected, returns prior to February 13, 2007 would have been lower.

C Class B shares bear a 1.00% 12b-1 fee. The initial offering of Class B shares took place on February 13, 2007. Returns prior to February 13, 2007 are those of Fidelity Mid Cap Value Fund, the original class of the fund, which has no 12b-1 fee. Had Class B's 12b-1 fee been reflected, returns prior to February 13, 2007 would have been lower. Class B shares' contingent deferred sales charge included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

D Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on February 13, 2007. Returns prior to February 13, 2007 are those of Fidelity Mid Cap Value Fund, the original class of the fund, which has no 12b-1 fee. Had Class C's 12b-1 fee been reflected, returns prior to February 13, 2007 would have been lower. Class C shares' contingent deferred sales charge included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Mid Cap Value Fund - Class A on January 31, 2005, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Value Index performed over the same period. See footnote A on the previous page for additional information regarding the performance of Class A.

Annual Report

Management's Discussion of Fund Performance

Market Recap: The U.S. stock market closed near an all-time high for the 12 months ending January 31, 2015, supported by low interest rates and the relative strength of the U.S. economy. The large-cap S&P 500® Index returned 14.22%. Growth stocks in the index outperformed value-oriented names. The tech-heavy Nasdaq Composite Index® returned 14.30%, while the small-cap Russell 2000® Index returned a relatively lackluster 4.41% amid worries about growth and valuation that persisted for much of the period. Within S&P 500® sectors, utilities (+28%) was the top performer, as the traditionally defensive sector led the advance. Health care (+26%), a much larger index component, also gained strongly, as did consumer staples (+21%) and information technology (+18%). Conversely, energy (-6%) suffered substantial weakness, reflecting a sharp drop in crude prices beginning in June, attributed to weaker global demand and a U.S. supply boom driven by shale drilling. Volatility spiked to a three-year high in October amid economic growth concerns and Ebola fears, as well as unrest in Syria, Iraq and Ukraine. Yet the index finished well above its mid-October nadir for the period, bolstered by the relative economic strength of the U.S., which marked a six-year low in its unemployment rate, and consumer optimism that reached an 11-year high.

Comments from Court Dignan, Portfolio Manager of Fidelity Advisor® Mid Cap Value Fund: For the year, the fund's Class A, Class T, Class B and Class C shares returned 17.32%, 16.98%, 16.38% and 16.48%, respectively (excluding sales charges), compared with 15.05% for the Russell Midcap® Value Index. Security selection was relatively strong in energy, information technology, health care and consumer staples. Individual standouts included property and casualty insurance stock AmTrust Financial Services, which rallied as concern over the company's accounting practices eased. An investment in best-in-class grocer Kroger benefited from management's strong execution. Both stocks were not in the index. Adding to American Airlines Group last fall also helped, as reduced Ebola fears and plunging oil prices drove better-than-expected profits. Industry positioning was a modest detractor overall, largely because of the fund's underexposure to the strong real estate segment. Individual disappointments included a poorly timed investment in home goods retailer Bed, Bath & Beyond. Uncertainty over the company's future profitability led me to eliminate the position from the portfolio by the end of June. In industrials, overweighting Valmont Industries hurt performance, as declining corn prices hindered the agricultural side of its business and project delays hampered the utilities side.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2014 to January 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense RatioB	Beginning Account Value August 1, 2014	Ending Account Value January 31, 2015	Expenses Paid During Period* August 1, 2014 to January 31, 2015
Class A	1.17%
Actual		$ 1,000.00	$ 1,070.70	$ 6.11
HypotheticalA		$ 1,000.00	$ 1,019.31	$ 5.96
Class T	1.47%
Actual		$ 1,000.00	$ 1,069.00	$ 7.67
HypotheticalA		$ 1,000.00	$ 1,017.80	$ 7.48
Class B	2.01%
Actual		$ 1,000.00	$ 1,066.20	$ 10.47
HypotheticalA		$ 1,000.00	$ 1,015.07	$ 10.21
Class C	1.92%
Actual		$ 1,000.00	$ 1,066.80	$ 10.00
HypotheticalA		$ 1,000.00	$ 1,015.53	$ 9.75
Mid Cap Value	.87%
Actual		$ 1,000.00	$ 1,072.50	$ 4.54
HypotheticalA		$ 1,000.00	$ 1,020.82	$ 4.43
Institutional Class	.87%
Actual		$ 1,000.00	$ 1,072.40	$ 4.54
HypotheticalA		$ 1,000.00	$ 1,020.82	$ 4.43

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of January 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Capital One Financial Corp.	1.7	1.8
The Blackstone Group LP	1.7	1.3
Allstate Corp.	1.6	1.9
CF Industries Holdings, Inc.	1.5	1.6
Equity Lifestyle Properties, Inc.	1.4	1.4
NorthStar Realty Finance Corp.	1.4	0.4
AmTrust Financial Services, Inc.	1.4	1.4
Entergy Corp.	1.3	0.0
Exelon Corp.	1.3	0.0
SunTrust Banks, Inc.	1.3	1.4
	14.6
Top Five Market Sectors as of January 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	33.1	32.7
Information Technology	12.1	11.4
Utilities	10.9	9.3
Consumer Discretionary	9.8	9.1
Health Care	9.0	9.5
Asset Allocation (% of fund's net assets)
As of January 31, 2015*		As of July 31, 2014**
	Stocks 95.3%		Stocks 98.2%
	Short-Term Investments and Net Other Assets (Liabilities) 4.7%		Short-Term Investments and Net Other Assets (Liabilities) 1.8%
* Foreign investments	12.7%	** Foreign investments	13.7%

Annual Report

Investments January 31, 2015

Showing Percentage of Net Assets

Common Stocks - 95.3%
	Shares	Value
CONSUMER DISCRETIONARY - 9.8%
Auto Components - 1.8%
Delphi Automotive PLC	583,700	$ 40,117,701
Tenneco, Inc. (a)	297,700	15,307,734
		55,425,435
Distributors - 0.3%
LKQ Corp. (a)	360,000	9,291,600
Diversified Consumer Services - 1.0%
Houghton Mifflin Harcourt Co. (a)	714,400	14,059,392
ServiceMaster Global Holdings, Inc.	633,800	17,911,188
		31,970,580
Hotels, Restaurants & Leisure - 1.2%
Wyndham Worldwide Corp.	458,500	38,417,715
Household Durables - 0.7%
Garmin Ltd.	81,400	4,262,104
Whirlpool Corp.	84,500	16,822,260
		21,084,364
Media - 0.8%
Omnicom Group, Inc.	355,000	25,844,000
Multiline Retail - 1.0%
Dillard's, Inc. Class A	127,900	14,529,440
Macy's, Inc.	267,100	17,062,348
		31,591,788
Specialty Retail - 2.8%
AutoZone, Inc. (a)	52,000	31,041,920
GameStop Corp. Class A (d)	941,150	33,175,538
GNC Holdings, Inc.	428,200	18,986,388
Staples, Inc.	258,500	4,407,425
		87,611,271
Textiles, Apparel & Luxury Goods - 0.2%
Fossil Group, Inc. (a)	63,200	6,180,960
TOTAL CONSUMER DISCRETIONARY		307,417,713
CONSUMER STAPLES - 2.4%
Beverages - 0.8%
Molson Coors Brewing Co. Class B	310,900	23,606,637
Food & Staples Retailing - 0.2%
Kroger Co.	109,500	7,560,975
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Food Products - 1.4%
Bunge Ltd.	369,300	$ 33,063,429
The J.M. Smucker Co.	114,900	11,851,935
		44,915,364
TOTAL CONSUMER STAPLES		76,082,976
ENERGY - 3.3%
Energy Equipment & Services - 0.8%
Nabors Industries Ltd.	540,700	6,223,457
Oceaneering International, Inc.	91,800	4,806,648
Unit Corp. (a)	437,100	13,016,838
		24,046,943
Oil, Gas & Consumable Fuels - 2.5%
Cimarex Energy Co.	232,900	24,035,280
Cobalt International Energy, Inc. (a)	876,000	7,989,120
EQT Corp.	225,500	16,786,220
HollyFrontier Corp.	112,100	4,026,632
Marathon Petroleum Corp.	156,900	14,527,371
Tesoro Corp.	150,300	12,284,019
		79,648,642
TOTAL ENERGY		103,695,585
FINANCIALS - 33.1%
Banks - 5.2%
Fifth Third Bancorp	1,395,657	24,144,866
PNC Financial Services Group, Inc.	390,600	33,021,324
Prosperity Bancshares, Inc.	540,800	24,763,232
Regions Financial Corp.	2,274,000	19,783,800
SunTrust Banks, Inc.	1,070,100	41,113,242
U.S. Bancorp	472,900	19,819,239
		162,645,703
Capital Markets - 6.0%
Apollo Global Management LLC Class A	564,100	14,029,167
E*TRADE Financial Corp. (a)	209,900	4,838,195
Fortress Investment Group LLC	2,652,000	18,935,280
Invesco Ltd.	694,400	25,505,312
KKR & Co. LP	749,900	18,005,099
Northern Trust Corp.	373,300	24,406,354
NorthStar Asset Management Group, Inc.	491,950	10,414,582
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Capital Markets - continued
Raymond James Financial, Inc.	372,800	$ 19,616,736
The Blackstone Group LP	1,397,500	52,182,650
		187,933,375
Consumer Finance - 3.0%
Capital One Financial Corp.	753,700	55,178,377
Navient Corp.	2,034,700	40,164,978
		95,343,355
Diversified Financial Services - 0.5%
PHH Corp. (a)	576,800	14,385,392
Insurance - 10.2%
ACE Ltd.	341,600	36,879,136
Allied World Assurance Co.	362,100	14,002,407
Allstate Corp.	706,876	49,332,876
AmTrust Financial Services, Inc. (d)	841,155	42,579,266
Arthur J. Gallagher & Co.	472,600	20,997,618
Brown & Brown, Inc.	1,281,000	39,518,850
Everest Re Group Ltd.	81,500	13,967,470
FNF Group	939,400	32,972,940
FNFV Group (a)	263,244	3,264,226
Hartford Financial Services Group, Inc.	94,200	3,664,380
Principal Financial Group, Inc.	687,500	32,264,375
Progressive Corp.	702,700	18,235,065
Protective Life Corp.	76,200	5,330,190
Unum Group	174,500	5,419,970
		318,428,769
Real Estate Investment Trusts - 7.8%
American Capital Agency Corp.	1,121,200	24,161,860
Boston Properties, Inc.	57,900	8,036,520
Equity Lifestyle Properties, Inc.	812,800	44,484,544
Lamar Advertising Co. Class A	470,000	26,329,400
MFA Financial, Inc.	3,941,300	30,899,792
Mid-America Apartment Communities, Inc.	55,600	4,410,192
NorthStar Realty Finance Corp.	2,336,850	44,189,834
RLJ Lodging Trust	722,300	24,608,761
Weyerhaeuser Co.	691,300	24,783,105
WP Glimcher, Inc.	593,300	10,489,544
		242,393,552
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Management & Development - 0.4%
Realogy Holdings Corp. (a)	253,700	$ 11,797,050
TOTAL FINANCIALS		1,032,927,196
HEALTH CARE - 9.0%
Biotechnology - 0.9%
United Therapeutics Corp. (a)	199,900	28,211,887
Health Care Equipment & Supplies - 1.6%
Boston Scientific Corp. (a)	1,536,400	22,754,084
Medtronic PLC	378,350	27,014,190
		49,768,274
Health Care Providers & Services - 4.0%
Cardinal Health, Inc.	462,100	38,442,099
Cigna Corp.	188,700	20,158,821
DaVita HealthCare Partners, Inc. (a)	197,100	14,794,326
HCA Holdings, Inc. (a)	473,000	33,488,400
Omnicare, Inc.	262,800	19,704,744
		126,588,390
Pharmaceuticals - 2.5%
Actavis PLC (a)	130,400	34,756,816
Mallinckrodt PLC (a)	104,000	11,022,960
Teva Pharmaceutical Industries Ltd. sponsored ADR	545,300	31,005,758
		76,785,534
TOTAL HEALTH CARE		281,354,085
INDUSTRIALS - 7.7%
Aerospace & Defense - 1.1%
United Technologies Corp.	310,000	35,581,800
Airlines - 0.9%
American Airlines Group, Inc.	557,400	27,357,192
Construction & Engineering - 1.5%
AECOM Technology Corp. (a)	997,360	25,352,893
Jacobs Engineering Group, Inc. (a)	571,500	21,774,150
		47,127,043
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Electrical Equipment - 0.7%
Babcock & Wilcox Co.	4,445	$ 121,037
EnerSys	344,600	20,117,748
		20,238,785
Industrial Conglomerates - 0.9%
Danaher Corp.	355,800	29,310,804
Machinery - 2.2%
Cummins, Inc.	106,100	14,796,706
Parker Hannifin Corp.	170,600	19,868,076
Valmont Industries, Inc. (d)	284,800	34,210,176
		68,874,958
Professional Services - 0.4%
Dun & Bradstreet Corp.	99,800	11,487,978
TOTAL INDUSTRIALS		239,978,560
INFORMATION TECHNOLOGY - 12.1%
Communications Equipment - 0.4%
Brocade Communications Systems, Inc.	1,273,500	14,161,320
Electronic Equipment & Components - 1.6%
Arrow Electronics, Inc. (a)	122,100	6,720,384
Ingram Micro, Inc. Class A (a)	603,700	15,201,166
TE Connectivity Ltd.	418,100	27,757,659
		49,679,209
Internet Software & Services - 0.9%
Google, Inc. Class A (a)	51,600	27,737,580
IT Services - 2.1%
Amdocs Ltd.	255,600	12,314,808
Computer Sciences Corp.	284,800	17,281,664
Global Payments, Inc.	52,100	4,548,851
Science Applications International Corp.	278,900	13,604,742
Total System Services, Inc.	536,600	18,979,542
		66,729,607
Semiconductors & Semiconductor Equipment - 2.5%
Broadcom Corp. Class A	694,900	29,488,082
Marvell Technology Group Ltd.	981,000	15,195,690
NXP Semiconductors NV (a)	95,800	7,600,772
Qorvo, Inc. (a)	332,435	24,556,973
		76,841,517
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Software - 2.2%
Citrix Systems, Inc. (a)	118,700	$ 7,034,162
Symantec Corp.	989,100	24,500,007
Synopsys, Inc. (a)	837,900	36,021,321
		67,555,490
Technology Hardware, Storage & Peripherals - 2.4%
EMC Corp.	594,300	15,410,199
NCR Corp. (a)	832,300	21,140,420
SanDisk Corp.	241,000	18,294,310
Western Digital Corp.	221,300	21,516,999
		76,361,928
TOTAL INFORMATION TECHNOLOGY		379,066,651
MATERIALS - 7.0%
Chemicals - 4.4%
Agrium, Inc. (d)	299,400	31,942,754
Albemarle Corp. U.S.	244,400	11,794,744
CF Industries Holdings, Inc.	154,700	47,242,286
LyondellBasell Industries NV Class A	363,300	28,733,397
Sigma Aldrich Corp.	121,500	16,708,680
		136,421,861
Containers & Packaging - 1.7%
Graphic Packaging Holding Co.	962,400	13,935,552
Rock-Tenn Co. Class A	599,800	38,927,020
		52,862,572
Metals & Mining - 0.9%
Steel Dynamics, Inc.	1,637,300	27,899,592
TOTAL MATERIALS		217,184,025
UTILITIES - 10.9%
Electric Utilities - 7.5%
American Electric Power Co., Inc.	589,100	37,001,371
Edison International	412,900	28,139,135
Entergy Corp.	477,200	41,759,772
Exelon Corp.	1,144,400	41,244,176
Great Plains Energy, Inc.	838,800	24,803,316
IDACORP, Inc.	361,900	24,576,629
Common Stocks - continued
	Shares	Value
UTILITIES - continued
Electric Utilities - continued
PPL Corp.	509,300	$ 18,080,150
Xcel Energy, Inc.	501,800	18,832,554
		234,437,103
Gas Utilities - 0.8%
Atmos Energy Corp.	425,000	24,186,750
Multi-Utilities - 2.6%
CMS Energy Corp.	980,400	36,990,492
DTE Energy Co.	96,100	8,616,326
NiSource, Inc.	807,100	34,915,146
		80,521,964
TOTAL UTILITIES		339,145,817
TOTAL COMMON STOCKS (Cost $2,683,617,508)		2,976,852,608
Money Market Funds - 7.3%

Fidelity Cash Central Fund, 0.13% (b)	160,568,073	160,568,073
Fidelity Securities Lending Cash Central Fund, 0.14% (b)(c)	68,441,750	68,441,750
TOTAL MONEY MARKET FUNDS (Cost $229,009,823)		229,009,823
TOTAL INVESTMENT PORTFOLIO - 102.6% (Cost $2,912,627,331)		3,205,862,431
NET OTHER ASSETS (LIABILITIES) - (2.6)%		(80,173,933)
NET ASSETS - 100%		$ 3,125,688,498
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 64,756
Fidelity Securities Lending Cash Central Fund	2,188,392
Total	$ 2,253,148
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	87.3%
Bermuda	2.9%
Switzerland	2.6%
Ireland	2.4%
Bailiwick of Jersey	1.3%
Netherlands	1.1%
Canada	1.0%
Israel	1.0%
Others (Individually Less Than 1%)	0.4%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	January 31, 2015
Assets
Investment in securities, at value (including securities loaned of $65,282,100) - See accompanying schedule: Unaffiliated issuers (cost $2,683,617,508)	$ 2,976,852,608
Fidelity Central Funds (cost $229,009,823)	229,009,823
Total Investments (cost $2,912,627,331)		$ 3,205,862,431
Cash		611,766
Receivable for investments sold		55,984,613
Receivable for fund shares sold		18,431,330
Dividends receivable		646,872
Distributions receivable from Fidelity Central Funds		277,676
Prepaid expenses		3,694
Other receivables		12,472
Total assets		3,281,830,854

Liabilities
Payable for investments purchased	$ 82,761,943
Payable for fund shares redeemed	2,719,703
Accrued management fee	1,572,374
Distribution and service plan fees payable	106,948
Other affiliated payables	476,305
Other payables and accrued expenses	63,333
Collateral on securities loaned, at value	68,441,750
Total liabilities		156,142,356

Net Assets		$ 3,125,688,498
Net Assets consist of:
Paid in capital		$ 2,809,043,370
Undistributed net investment income		694,912
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		22,715,116
Net unrealized appreciation (depreciation) on investments		293,235,100
Net Assets		$ 3,125,688,498

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

January 31, 2015
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($171,263,108 ÷ 7,165,096 shares)	$ 23.90

Maximum offering price per share (100/94.25 of $23.90)	$ 25.36
Class T: Net Asset Value and redemption price per share ($40,752,027 ÷ 1,711,212 shares)	$ 23.81

Maximum offering price per share (100/96.50 of $23.81)	$ 24.67
Class B: Net Asset Value and offering price per share ($2,256,409 ÷ 95,675 shares)A	$ 23.58

Class C: Net Asset Value and offering price per share ($71,262,864 ÷ 3,058,557 shares)A	$ 23.30

Mid Cap Value: Net Asset Value, offering price and redemption price per share ($2,691,764,580 ÷ 111,468,271 shares)	$ 24.15

Institutional Class: Net Asset Value, offering price and redemption price per share ($148,389,510 ÷ 6,184,154 shares)	$ 24.00

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended January 31, 2015
Investment Income
Dividends		$ 41,774,188
Income from Fidelity Central Funds		2,253,148
Total income		44,027,336

Expenses
Management fee Basic fee	$ 11,099,723
Performance adjustment	1,057,049
Transfer agent fees	3,686,917
Distribution and service plan fees	851,360
Accounting and security lending fees	623,671
Custodian fees and expenses	60,176
Independent trustees' compensation	7,707
Registration fees	257,956
Audit	59,444
Legal	5,193
Miscellaneous	12,831
Total expenses before reductions	17,722,027
Expense reductions	(37,523)	17,684,504
Net investment income (loss)		26,342,832
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	126,152,159
Foreign currency transactions	(386)
Total net realized gain (loss)		126,151,773
Change in net unrealized appreciation (depreciation) on investment securities		142,120,089
Net gain (loss)		268,271,862
Net increase (decrease) in net assets resulting from operations		$ 294,614,694

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended January 31, 2015	Year ended January 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 26,342,832	$ 18,177,978
Net realized gain (loss)	126,151,773	168,887,902
Change in net unrealized appreciation (depreciation)	142,120,089	69,583,401
Net increase (decrease) in net assets resulting from operations	294,614,694	256,649,281
Distributions to shareholders from net investment income	(21,836,059)	(15,306,348)
Distributions to shareholders from net realized gain	(128,905,943)	(113,515,093)
Total distributions	(150,742,002)	(128,821,441)
Share transactions - net increase (decrease)	1,431,070,354	735,344,302
Redemption fees	59,793	65,786
Total increase (decrease) in net assets	1,575,002,839	863,237,928

Net Assets
Beginning of period	1,550,685,659	687,447,731
End of period (including undistributed net investment income of $694,912 and $435,958, respectively)	$ 3,125,688,498	$ 1,550,685,659

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended January 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 21.78	$ 19.24	$ 15.87	$ 16.16	$ 12.35
Income from Investment Operations
Net investment income (loss) C	.24	.24	.20	.07	- G
Net realized and unrealized gain (loss)	3.45	4.29	3.38	(.29)	3.85
Total from investment operations	3.69	4.53	3.58	(.22)	3.85
Distributions from net investment income	(.17)	(.19)	(.21)	(.07)	(.04)
Distributions from net realized gain	(1.40)	(1.79)	-	-	-
Total distributions	(1.57)	(1.99) H	(.21)	(.07)	(.04)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 23.90	$ 21.78	$ 19.24	$ 15.87	$ 16.16
Total Return A, B	17.32%	23.69%	22.73%	(1.34)%	31.14%
Ratios to Average Net Assets D, F
Expenses before reductions	1.15%	1.15%	1.15%	1.17%	1.17%
Expenses net of fee waivers, if any	1.15%	1.15%	1.15%	1.17%	1.17%
Expenses net of all reductions	1.15%	1.14%	1.12%	1.16%	1.17%
Net investment income (loss)	1.04%	1.11%	1.15%	.44%	.02%
Supplemental Data
Net assets, end of period (000 omitted)	$ 171,263	$ 67,826	$ 24,436	$ 19,578	$ 23,608
Portfolio turnover rate E	69%	169%	180%	173%	133%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $1.99 per share is comprised of distributions from net investment income of $.193 and distributions from net realized gain of $1.793 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended January 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 21.70	$ 19.21	$ 15.84	$ 16.14	$ 12.34
Income from Investment Operations
Net investment income (loss) C	.17	.18	.15	.03	(.03)
Net realized and unrealized gain (loss)	3.44	4.27	3.38	(.29)	3.83
Total from investment operations	3.61	4.45	3.53	(.26)	3.80
Distributions from net investment income	(.10)	(.17)	(.16)	(.04)	-
Distributions from net realized gain	(1.40)	(1.79)	-	-	-
Total distributions	(1.50)	(1.96)	(.16)	(.04)	-
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 23.81	$ 21.70	$ 19.21	$ 15.84	$ 16.14
Total Return A, B	16.98%	23.32%	22.42%	(1.59)%	30.79%
Ratios to Average Net Assets D, F
Expenses before reductions	1.44%	1.42%	1.42%	1.43%	1.43%
Expenses net of fee waivers, if any	1.44%	1.42%	1.42%	1.43%	1.43%
Expenses net of all reductions	1.44%	1.41%	1.38%	1.42%	1.43%
Net investment income (loss)	.74%	.84%	.89%	.18%	(.24)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 40,752	$ 24,136	$ 8,358	$ 6,823	$ 6,993
Portfolio turnover rate E	69%	169%	180%	173%	133%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended January 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 21.48	$ 19.03	$ 15.71	$ 16.04	$ 12.32
Income from Investment Operations
Net investment income (loss) C	.05	.07	.07	(.05)	(.10)
Net realized and unrealized gain (loss)	3.40	4.22	3.34	(.28)	3.82
Total from investment operations	3.45	4.29	3.41	(.33)	3.72
Distributions from net investment income	-	(.05)	(.09)	-	-
Distributions from net realized gain	(1.35)	(1.79)	-	-	-
Total distributions	(1.35)	(1.84)	(.09)	-	-
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 23.58	$ 21.48	$ 19.03	$ 15.71	$ 16.04
Total Return A, B	16.38%	22.70%	21.79%	(2.06)%	30.19%
Ratios to Average Net Assets D, F
Expenses before reductions	1.96%	1.91%	1.91%	1.92%	1.93%
Expenses net of fee waivers, if any	1.96%	1.91%	1.91%	1.92%	1.93%
Expenses net of all reductions	1.96%	1.91%	1.87%	1.91%	1.92%
Net investment income (loss)	.22%	.34%	.40%	(.31)%	(.74)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,256	$ 2,302	$ 1,533	$ 1,376	$ 1,793
Portfolio turnover rate E	69%	169%	180%	173%	133%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended January 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 21.31	$ 18.93	$ 15.65	$ 15.98	$ 12.27
Income from Investment Operations
Net investment income (loss) C	.07	.08	.07	(.05)	(.10)
Net realized and unrealized gain (loss)	3.37	4.20	3.32	(.28)	3.81
Total from investment operations	3.44	4.28	3.39	(.33)	3.71
Distributions from net investment income	(.06)	(.11)	(.11)	-	-
Distributions from net realized gain	(1.39)	(1.79)	-	-	-
Total distributions	(1.45)	(1.90)	(.11)	-	-
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 23.30	$ 21.31	$ 18.93	$ 15.65	$ 15.98
Total Return A, B	16.48%	22.77%	21.73%	(2.07)%	30.24%
Ratios to Average Net Assets D, F
Expenses before reductions	1.89%	1.89%	1.91%	1.92%	1.93%
Expenses net of fee waivers, if any	1.89%	1.89%	1.91%	1.92%	1.93%
Expenses net of all reductions	1.89%	1.89%	1.87%	1.91%	1.92%
Net investment income (loss)	.29%	.36%	.40%	(.31)%	(.73)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 71,263	$ 25,177	$ 6,820	$ 5,000	$ 5,309
Portfolio turnover rate E	69%	169%	180%	173%	133%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Mid Cap Value

Years ended January 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 21.96	$ 19.37	$ 15.97	$ 16.26	$ 12.41
Income from Investment Operations
Net investment income (loss) B	.32	.32	.25	.12	.04
Net realized and unrealized gain (loss)	3.49	4.31	3.41	(.30)	3.87
Total from investment operations	3.81	4.63	3.66	(.18)	3.91
Distributions from net investment income	(.22)	(.25)	(.26)	(.11)	(.06)
Distributions from net realized gain	(1.40)	(1.79)	-	-	-
Total distributions	(1.62)	(2.04)	(.26)	(.11)	(.06)
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 24.15	$ 21.96	$ 19.37	$ 15.97	$ 16.26
Total Return A	17.75%	24.08%	23.07%	(1.04)%	31.51%
Ratios to Average Net Assets C, E
Expenses before reductions	.83%	.80%	.85%	.88%	.91%
Expenses net of fee waivers, if any	.83%	.80%	.85%	.88%	.91%
Expenses net of all reductions	.83%	.80%	.81%	.87%	.90%
Net investment income (loss)	1.36%	1.45%	1.46%	.73%	.28%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,691,765	$ 1,404,968	$ 638,425	$ 553,947	$ 666,277
Portfolio turnover rate D	69%	169%	180%	173%	133%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended January 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 21.84	$ 19.29	$ 15.91	$ 16.20	$ 12.36
Income from Investment Operations
Net investment income (loss) B	.32	.31	.24	.11	.04
Net realized and unrealized gain (loss)	3.47	4.28	3.40	(.29)	3.85
Total from investment operations	3.79	4.59	3.64	(.18)	3.89
Distributions from net investment income	(.23)	(.25)	(.26)	(.11)	(.05)
Distributions from net realized gain	(1.40)	(1.79)	-	-	-
Total distributions	(1.63)	(2.04)	(.26)	(.11)	(.05)
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 24.00	$ 21.84	$ 19.29	$ 15.91	$ 16.20
Total Return A	17.75%	23.98%	23.05%	(1.07)%	31.51%
Ratios to Average Net Assets C, E
Expenses before reductions	.85%	.85%	.89%	.91%	.92%
Expenses net of fee waivers, if any	.85%	.85%	.89%	.91%	.92%
Expenses net of all reductions	.85%	.85%	.85%	.90%	.92%
Net investment income (loss)	1.33%	1.40%	1.42%	.71%	.27%
Supplemental Data
Net assets, end of period (000 omitted)	$ 148,390	$ 26,277	$ 7,875	$ 3,667	$ 3,507
Portfolio turnover rate D	69%	169%	180%	173%	133%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended January 31, 2015

1. Organization.

Fidelity Mid Cap Value Fund (the Fund) is a fund of Fidelity Devonshire Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Mid Cap Value and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of January 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to partnerships, foreign currency transactions and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 372,177,546
Gross unrealized depreciation	(81,347,561)
Net unrealized appreciation (depreciation) on securities	$ 290,829,985

Tax Cost	$ 2,915,032,446

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 9,382,148
Undistributed long-term capital gain	$ 16,432,995
Net unrealized appreciation (depreciation) on securities and other investments	$ 290,829,985

The tax character of distributions paid was as follows:

	January 31, 2015	January 31, 2014
Ordinary Income	$ 77,856,377	$ 97,039,748
Long-term Capital Gains	72,885,625	31,781,693
Total	$ 150,742,002	$ 128,821,441

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to .75% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, will be retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (the Update). The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

New Accounting Pronouncement - continued

after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund's financial statements and related disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $2,554,044,009 and $1,372,706,685, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Mid Cap Value as compared to its benchmark index, the Russell Midcap Value Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .60% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 256,850	$ 5,629
Class T	.25%	.25%	155,722	-
Class B	.75%	.25%	23,372	17,533
Class C	.75%	.25%	415,416	162,835
			$ 851,360	$ 185,997

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 136,445
Class T	20,437
Class B*	836
Class C*	8,590
$ 166,308

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$ 252,473.25
Class T	90,019.29
Class B	7,164.31
Class C	100,516.24
Mid Cap Value	3,115,773.18
Institutional Class	120,972.20
	$ 3,686,917

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $49,886 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $3,479 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund

Annual Report

7. Security Lending - continued

receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $2,188,392, including $127,232 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $30,517 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $37.

In addition, the investment adviser reimbursed a portion of the Fund's operating expenses, including certain Mid Cap Value expenses during the period in the amount of $6,969.

Annual Report

Notes to Financial Statements - continued

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended January 31,	2015	2014
From net investment income
Class A	$ 969,281	$ 530,640
Class T	152,295	161,696
Class B	-	4,861
Class C	141,550	110,531
Mid Cap Value	19,603,909	14,250,519
Institutional Class	969,024	248,101
Total	$ 21,836,059	$ 15,306,348
From net realized gain
Class A	$ 6,833,929	$ 4,929,724
Class T	1,937,211	1,757,088
Class B	135,122	177,882
Class C	2,786,812	1,834,950
Mid Cap Value	112,669,602	103,028,925
Institutional Class	4,543,267	1,786,524
Total	$ 128,905,943	$ 113,515,093

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended January 31,	2015	2014	2015	2014
Class A
Shares sold	5,005,202	2,457,916	$ 119,669,419	$ 52,076,305
Reinvestment of distributions	319,527	241,636	7,424,820	5,178,254
Shares redeemed	(1,274,281)	(854,915)	(30,077,303)	(18,574,514)
Net increase (decrease)	4,050,448	1,844,637	$ 97,016,936	$ 38,680,045
Class T
Shares sold	809,175	800,279	$ 19,107,949	$ 17,075,459
Reinvestment of distributions	89,278	89,099	2,059,912	1,903,163
Shares redeemed	(299,512)	(212,274)	(7,012,597)	(4,598,389)
Net increase (decrease)	598,941	677,104	$ 14,155,264	$ 14,380,233
Class B
Shares sold	31,756	43,830	$ 732,066	$ 911,529
Reinvestment of distributions	5,764	8,260	130,913	174,775
Shares redeemed	(49,044)	(25,492)	(1,130,186)	(538,771)
Net increase (decrease)	(11,524)	26,598	$ (267,207)	$ 547,533

Annual Report

10. Share Transactions - continued

	Shares		Dollars
Years ended January 31,	2015	2014	2015	2014
Class C
Shares sold	2,044,450	893,750	$ 47,494,884	$ 18,935,706
Reinvestment of distributions	120,516	88,255	2,733,012	1,852,478
Shares redeemed	(287,883)	(160,748)	(6,583,222)	(3,440,149)
Net increase (decrease)	1,877,083	821,257	$ 43,644,674	$ 17,348,035
Mid Cap Value
Shares sold	61,038,580	42,202,723	$ 1,478,921,063	$ 892,720,042
Reinvestment of distributions	5,413,935	5,185,864	126,755,721	112,014,623
Shares redeemed	(18,955,051)	(16,376,666)	(448,724,645)	(357,731,128)
Net increase (decrease)	47,497,464	31,011,921	$ 1,156,952,139	$ 647,003,537
Institutional Class
Shares sold	5,403,183	942,589	$ 129,695,746	$ 20,627,562
Reinvestment of distributions	213,524	87,006	5,006,480	1,869,755
Shares redeemed	(635,481)	(234,974)	(15,133,678)	(5,112,398)
Net increase (decrease)	4,981,226	794,621	$ 119,568,548	$ 17,384,919

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Devonshire Trust and the Shareholders of Fidelity Mid Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Mid Cap Value Fund (a fund of Fidelity Devonshire Trust) at January 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Mid Cap Value Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

March 17, 2015

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 174 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the fund they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (2009-present), and Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (2009-2014), a Director of FMR (2007-2014), and a Director of FMR Co., Inc. (2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (2014-present), Director of Fidelity SelectCo, LLC (2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corp-oration Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Oper-ating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2002 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (2013-present), Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (2008-present) and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Thomas C. Hense (1964)
Year of Election or Appointment: 2008/2010 Vice President

Mr. Hense also serves as Vice President of other funds (High Income (2008), Small Cap (2008), and Value (2010) funds). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (2014-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc., Fidelity Investments Money Management, Inc., Fidelity Management & Research (Japan) Limited, Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), Fidelity Management & Research Company, Pyramis Global Advisors, LLC, and Strategic Advisers, Inc., Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor Mid Cap Value Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	03/16/15	03/13/15	$0.001	$0.180
Class T	03/16/15	03/13/15	$0.000	$0.176
Class B	03/16/15	03/13/15	$0.000	$0.161
Class C	03/16/15	03/13/15	$0.000	$0.169

The fund hereby designates as a capital gain dividend with respect to the taxable year ended January 31, 2015, $81,182,022, or, if subsequently determined to be different, the net capital gain of such year.

Class A designates 1% and 50%; Class T designates 1% and 59%; Class B designates 1% and 97% ; and Class C designates 1% and 67% of the dividends distributed in March and December, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A designates 63%; Class T designates 74%; Class B designates 100%; and Class C designates 84% of the dividends distributed in December during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.
New York, NY

(Fidelity Investment logo)(registered trademark)

AMCV-UANN-0315
1.838439.106

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

Mid Cap Value

Fund - Institutional Class

Annual Report

January 31, 2015

(Fidelity Cover Art)

Institutional Class is a class of
Fidelity® Mid Cap Value Fund

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended January 31, 2015	Past 1 year	Past 5 years	Past 10 years
Institutional Class A	17.75%	18.50%	9.50%

A The initial offering of Institutional Class shares took place on February 13, 2007. Returns prior to February 13, 2007 are those of Fidelity® Mid Cap Value Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Mid Cap Value Fund - Institutional Class on January 31, 2005. The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Value Index performed over the same period. See footnote A above for additional information regarding the performance of Institutional Class.

Annual Report

Management's Discussion of Fund Performance

Market Recap: The U.S. stock market closed near an all-time high for the 12 months ending January 31, 2015, supported by low interest rates and the relative strength of the U.S. economy. The large-cap S&P 500® Index returned 14.22%. Growth stocks in the index outperformed value-oriented names. The tech-heavy Nasdaq Composite Index® returned 14.30%, while the small-cap Russell 2000® Index returned a relatively lackluster 4.41% amid worries about growth and valuation that persisted for much of the period. Within S&P 500® sectors, utilities (+28%) was the top performer, as the traditionally defensive sector led the advance. Health care (+26%), a much larger index component, also gained strongly, as did consumer staples (+21%) and information technology (+18%). Conversely, energy (-6%) suffered substantial weakness, reflecting a sharp drop in crude prices beginning in June, attributed to weaker global demand and a U.S. supply boom driven by shale drilling. Volatility spiked to a three-year high in October amid economic growth concerns and Ebola fears, as well as unrest in Syria, Iraq and Ukraine. Yet the index finished well above its mid-October nadir for the period, bolstered by the relative economic strength of the U.S., which marked a six-year low in its unemployment rate, and consumer optimism that reached an 11-year high.

Comments from Court Dignan, Portfolio Manager of Fidelity Advisor® Mid Cap Value Fund: For the year, the fund's Institutional shares returned 17.75%, compared with 15.05% for the Russell Midcap® Value Index. Security selection was relatively strong in energy, information technology, health care and consumer staples. Individual standouts included property and casualty insurance stock AmTrust Financial Services, which rallied as concern over the company's accounting practices eased. An investment in best-in-class grocer Kroger benefited from management's strong execution. Both stocks were not in the index. Adding to American Airlines Group last fall also helped, as reduced Ebola fears and plunging oil prices drove better-than-expected profits. Industry positioning was a modest detractor overall, largely because of the fund's underexposure to the strong real estate segment. Individual disappointments included a poorly timed investment in home goods retailer Bed, Bath & Beyond. Uncertainty over the company's future profitability led me to eliminate the position from the portfolio by the end of June. In industrials, overweighting Valmont Industries hurt performance, as declining corn prices hindered the agricultural side of its business and project delays hampered the utilities side.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2014 to January 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense RatioB	Beginning Account Value August 1, 2014	Ending Account Value January 31, 2015	Expenses Paid During Period* August 1, 2014 to January 31, 2015
Class A	1.17%
Actual		$ 1,000.00	$ 1,070.70	$ 6.11
HypotheticalA		$ 1,000.00	$ 1,019.31	$ 5.96
Class T	1.47%
Actual		$ 1,000.00	$ 1,069.00	$ 7.67
HypotheticalA		$ 1,000.00	$ 1,017.80	$ 7.48
Class B	2.01%
Actual		$ 1,000.00	$ 1,066.20	$ 10.47
HypotheticalA		$ 1,000.00	$ 1,015.07	$ 10.21
Class C	1.92%
Actual		$ 1,000.00	$ 1,066.80	$ 10.00
HypotheticalA		$ 1,000.00	$ 1,015.53	$ 9.75
Mid Cap Value	.87%
Actual		$ 1,000.00	$ 1,072.50	$ 4.54
HypotheticalA		$ 1,000.00	$ 1,020.82	$ 4.43
Institutional Class	.87%
Actual		$ 1,000.00	$ 1,072.40	$ 4.54
HypotheticalA		$ 1,000.00	$ 1,020.82	$ 4.43

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of January 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Capital One Financial Corp.	1.7	1.8
The Blackstone Group LP	1.7	1.3
Allstate Corp.	1.6	1.9
CF Industries Holdings, Inc.	1.5	1.6
Equity Lifestyle Properties, Inc.	1.4	1.4
NorthStar Realty Finance Corp.	1.4	0.4
AmTrust Financial Services, Inc.	1.4	1.4
Entergy Corp.	1.3	0.0
Exelon Corp.	1.3	0.0
SunTrust Banks, Inc.	1.3	1.4
	14.6
Top Five Market Sectors as of January 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	33.1	32.7
Information Technology	12.1	11.4
Utilities	10.9	9.3
Consumer Discretionary	9.8	9.1
Health Care	9.0	9.5
Asset Allocation (% of fund's net assets)
As of January 31, 2015*		As of July 31, 2014**
	Stocks 95.3%		Stocks 98.2%
	Short-Term Investments and Net Other Assets (Liabilities) 4.7%		Short-Term Investments and Net Other Assets (Liabilities) 1.8%
* Foreign investments	12.7%	** Foreign investments	13.7%

Annual Report

Investments January 31, 2015

Showing Percentage of Net Assets

Common Stocks - 95.3%
	Shares	Value
CONSUMER DISCRETIONARY - 9.8%
Auto Components - 1.8%
Delphi Automotive PLC	583,700	$ 40,117,701
Tenneco, Inc. (a)	297,700	15,307,734
		55,425,435
Distributors - 0.3%
LKQ Corp. (a)	360,000	9,291,600
Diversified Consumer Services - 1.0%
Houghton Mifflin Harcourt Co. (a)	714,400	14,059,392
ServiceMaster Global Holdings, Inc.	633,800	17,911,188
		31,970,580
Hotels, Restaurants & Leisure - 1.2%
Wyndham Worldwide Corp.	458,500	38,417,715
Household Durables - 0.7%
Garmin Ltd.	81,400	4,262,104
Whirlpool Corp.	84,500	16,822,260
		21,084,364
Media - 0.8%
Omnicom Group, Inc.	355,000	25,844,000
Multiline Retail - 1.0%
Dillard's, Inc. Class A	127,900	14,529,440
Macy's, Inc.	267,100	17,062,348
		31,591,788
Specialty Retail - 2.8%
AutoZone, Inc. (a)	52,000	31,041,920
GameStop Corp. Class A (d)	941,150	33,175,538
GNC Holdings, Inc.	428,200	18,986,388
Staples, Inc.	258,500	4,407,425
		87,611,271
Textiles, Apparel & Luxury Goods - 0.2%
Fossil Group, Inc. (a)	63,200	6,180,960
TOTAL CONSUMER DISCRETIONARY		307,417,713
CONSUMER STAPLES - 2.4%
Beverages - 0.8%
Molson Coors Brewing Co. Class B	310,900	23,606,637
Food & Staples Retailing - 0.2%
Kroger Co.	109,500	7,560,975
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Food Products - 1.4%
Bunge Ltd.	369,300	$ 33,063,429
The J.M. Smucker Co.	114,900	11,851,935
		44,915,364
TOTAL CONSUMER STAPLES		76,082,976
ENERGY - 3.3%
Energy Equipment & Services - 0.8%
Nabors Industries Ltd.	540,700	6,223,457
Oceaneering International, Inc.	91,800	4,806,648
Unit Corp. (a)	437,100	13,016,838
		24,046,943
Oil, Gas & Consumable Fuels - 2.5%
Cimarex Energy Co.	232,900	24,035,280
Cobalt International Energy, Inc. (a)	876,000	7,989,120
EQT Corp.	225,500	16,786,220
HollyFrontier Corp.	112,100	4,026,632
Marathon Petroleum Corp.	156,900	14,527,371
Tesoro Corp.	150,300	12,284,019
		79,648,642
TOTAL ENERGY		103,695,585
FINANCIALS - 33.1%
Banks - 5.2%
Fifth Third Bancorp	1,395,657	24,144,866
PNC Financial Services Group, Inc.	390,600	33,021,324
Prosperity Bancshares, Inc.	540,800	24,763,232
Regions Financial Corp.	2,274,000	19,783,800
SunTrust Banks, Inc.	1,070,100	41,113,242
U.S. Bancorp	472,900	19,819,239
		162,645,703
Capital Markets - 6.0%
Apollo Global Management LLC Class A	564,100	14,029,167
E*TRADE Financial Corp. (a)	209,900	4,838,195
Fortress Investment Group LLC	2,652,000	18,935,280
Invesco Ltd.	694,400	25,505,312
KKR & Co. LP	749,900	18,005,099
Northern Trust Corp.	373,300	24,406,354
NorthStar Asset Management Group, Inc.	491,950	10,414,582
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Capital Markets - continued
Raymond James Financial, Inc.	372,800	$ 19,616,736
The Blackstone Group LP	1,397,500	52,182,650
		187,933,375
Consumer Finance - 3.0%
Capital One Financial Corp.	753,700	55,178,377
Navient Corp.	2,034,700	40,164,978
		95,343,355
Diversified Financial Services - 0.5%
PHH Corp. (a)	576,800	14,385,392
Insurance - 10.2%
ACE Ltd.	341,600	36,879,136
Allied World Assurance Co.	362,100	14,002,407
Allstate Corp.	706,876	49,332,876
AmTrust Financial Services, Inc. (d)	841,155	42,579,266
Arthur J. Gallagher & Co.	472,600	20,997,618
Brown & Brown, Inc.	1,281,000	39,518,850
Everest Re Group Ltd.	81,500	13,967,470
FNF Group	939,400	32,972,940
FNFV Group (a)	263,244	3,264,226
Hartford Financial Services Group, Inc.	94,200	3,664,380
Principal Financial Group, Inc.	687,500	32,264,375
Progressive Corp.	702,700	18,235,065
Protective Life Corp.	76,200	5,330,190
Unum Group	174,500	5,419,970
		318,428,769
Real Estate Investment Trusts - 7.8%
American Capital Agency Corp.	1,121,200	24,161,860
Boston Properties, Inc.	57,900	8,036,520
Equity Lifestyle Properties, Inc.	812,800	44,484,544
Lamar Advertising Co. Class A	470,000	26,329,400
MFA Financial, Inc.	3,941,300	30,899,792
Mid-America Apartment Communities, Inc.	55,600	4,410,192
NorthStar Realty Finance Corp.	2,336,850	44,189,834
RLJ Lodging Trust	722,300	24,608,761
Weyerhaeuser Co.	691,300	24,783,105
WP Glimcher, Inc.	593,300	10,489,544
		242,393,552
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Management & Development - 0.4%
Realogy Holdings Corp. (a)	253,700	$ 11,797,050
TOTAL FINANCIALS		1,032,927,196
HEALTH CARE - 9.0%
Biotechnology - 0.9%
United Therapeutics Corp. (a)	199,900	28,211,887
Health Care Equipment & Supplies - 1.6%
Boston Scientific Corp. (a)	1,536,400	22,754,084
Medtronic PLC	378,350	27,014,190
		49,768,274
Health Care Providers & Services - 4.0%
Cardinal Health, Inc.	462,100	38,442,099
Cigna Corp.	188,700	20,158,821
DaVita HealthCare Partners, Inc. (a)	197,100	14,794,326
HCA Holdings, Inc. (a)	473,000	33,488,400
Omnicare, Inc.	262,800	19,704,744
		126,588,390
Pharmaceuticals - 2.5%
Actavis PLC (a)	130,400	34,756,816
Mallinckrodt PLC (a)	104,000	11,022,960
Teva Pharmaceutical Industries Ltd. sponsored ADR	545,300	31,005,758
		76,785,534
TOTAL HEALTH CARE		281,354,085
INDUSTRIALS - 7.7%
Aerospace & Defense - 1.1%
United Technologies Corp.	310,000	35,581,800
Airlines - 0.9%
American Airlines Group, Inc.	557,400	27,357,192
Construction & Engineering - 1.5%
AECOM Technology Corp. (a)	997,360	25,352,893
Jacobs Engineering Group, Inc. (a)	571,500	21,774,150
		47,127,043
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Electrical Equipment - 0.7%
Babcock & Wilcox Co.	4,445	$ 121,037
EnerSys	344,600	20,117,748
		20,238,785
Industrial Conglomerates - 0.9%
Danaher Corp.	355,800	29,310,804
Machinery - 2.2%
Cummins, Inc.	106,100	14,796,706
Parker Hannifin Corp.	170,600	19,868,076
Valmont Industries, Inc. (d)	284,800	34,210,176
		68,874,958
Professional Services - 0.4%
Dun & Bradstreet Corp.	99,800	11,487,978
TOTAL INDUSTRIALS		239,978,560
INFORMATION TECHNOLOGY - 12.1%
Communications Equipment - 0.4%
Brocade Communications Systems, Inc.	1,273,500	14,161,320
Electronic Equipment & Components - 1.6%
Arrow Electronics, Inc. (a)	122,100	6,720,384
Ingram Micro, Inc. Class A (a)	603,700	15,201,166
TE Connectivity Ltd.	418,100	27,757,659
		49,679,209
Internet Software & Services - 0.9%
Google, Inc. Class A (a)	51,600	27,737,580
IT Services - 2.1%
Amdocs Ltd.	255,600	12,314,808
Computer Sciences Corp.	284,800	17,281,664
Global Payments, Inc.	52,100	4,548,851
Science Applications International Corp.	278,900	13,604,742
Total System Services, Inc.	536,600	18,979,542
		66,729,607
Semiconductors & Semiconductor Equipment - 2.5%
Broadcom Corp. Class A	694,900	29,488,082
Marvell Technology Group Ltd.	981,000	15,195,690
NXP Semiconductors NV (a)	95,800	7,600,772
Qorvo, Inc. (a)	332,435	24,556,973
		76,841,517
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Software - 2.2%
Citrix Systems, Inc. (a)	118,700	$ 7,034,162
Symantec Corp.	989,100	24,500,007
Synopsys, Inc. (a)	837,900	36,021,321
		67,555,490
Technology Hardware, Storage & Peripherals - 2.4%
EMC Corp.	594,300	15,410,199
NCR Corp. (a)	832,300	21,140,420
SanDisk Corp.	241,000	18,294,310
Western Digital Corp.	221,300	21,516,999
		76,361,928
TOTAL INFORMATION TECHNOLOGY		379,066,651
MATERIALS - 7.0%
Chemicals - 4.4%
Agrium, Inc. (d)	299,400	31,942,754
Albemarle Corp. U.S.	244,400	11,794,744
CF Industries Holdings, Inc.	154,700	47,242,286
LyondellBasell Industries NV Class A	363,300	28,733,397
Sigma Aldrich Corp.	121,500	16,708,680
		136,421,861
Containers & Packaging - 1.7%
Graphic Packaging Holding Co.	962,400	13,935,552
Rock-Tenn Co. Class A	599,800	38,927,020
		52,862,572
Metals & Mining - 0.9%
Steel Dynamics, Inc.	1,637,300	27,899,592
TOTAL MATERIALS		217,184,025
UTILITIES - 10.9%
Electric Utilities - 7.5%
American Electric Power Co., Inc.	589,100	37,001,371
Edison International	412,900	28,139,135
Entergy Corp.	477,200	41,759,772
Exelon Corp.	1,144,400	41,244,176
Great Plains Energy, Inc.	838,800	24,803,316
IDACORP, Inc.	361,900	24,576,629
Common Stocks - continued
	Shares	Value
UTILITIES - continued
Electric Utilities - continued
PPL Corp.	509,300	$ 18,080,150
Xcel Energy, Inc.	501,800	18,832,554
		234,437,103
Gas Utilities - 0.8%
Atmos Energy Corp.	425,000	24,186,750
Multi-Utilities - 2.6%
CMS Energy Corp.	980,400	36,990,492
DTE Energy Co.	96,100	8,616,326
NiSource, Inc.	807,100	34,915,146
		80,521,964
TOTAL UTILITIES		339,145,817
TOTAL COMMON STOCKS (Cost $2,683,617,508)		2,976,852,608
Money Market Funds - 7.3%

Fidelity Cash Central Fund, 0.13% (b)	160,568,073	160,568,073
Fidelity Securities Lending Cash Central Fund, 0.14% (b)(c)	68,441,750	68,441,750
TOTAL MONEY MARKET FUNDS (Cost $229,009,823)		229,009,823
TOTAL INVESTMENT PORTFOLIO - 102.6% (Cost $2,912,627,331)		3,205,862,431
NET OTHER ASSETS (LIABILITIES) - (2.6)%		(80,173,933)
NET ASSETS - 100%		$ 3,125,688,498
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 64,756
Fidelity Securities Lending Cash Central Fund	2,188,392
Total	$ 2,253,148
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	87.3%
Bermuda	2.9%
Switzerland	2.6%
Ireland	2.4%
Bailiwick of Jersey	1.3%
Netherlands	1.1%
Canada	1.0%
Israel	1.0%
Others (Individually Less Than 1%)	0.4%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	January 31, 2015
Assets
Investment in securities, at value (including securities loaned of $65,282,100) - See accompanying schedule: Unaffiliated issuers (cost $2,683,617,508)	$ 2,976,852,608
Fidelity Central Funds (cost $229,009,823)	229,009,823
Total Investments (cost $2,912,627,331)		$ 3,205,862,431
Cash		611,766
Receivable for investments sold		55,984,613
Receivable for fund shares sold		18,431,330
Dividends receivable		646,872
Distributions receivable from Fidelity Central Funds		277,676
Prepaid expenses		3,694
Other receivables		12,472
Total assets		3,281,830,854

Liabilities
Payable for investments purchased	$ 82,761,943
Payable for fund shares redeemed	2,719,703
Accrued management fee	1,572,374
Distribution and service plan fees payable	106,948
Other affiliated payables	476,305
Other payables and accrued expenses	63,333
Collateral on securities loaned, at value	68,441,750
Total liabilities		156,142,356

Net Assets		$ 3,125,688,498
Net Assets consist of:
Paid in capital		$ 2,809,043,370
Undistributed net investment income		694,912
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		22,715,116
Net unrealized appreciation (depreciation) on investments		293,235,100
Net Assets		$ 3,125,688,498

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

January 31, 2015
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($171,263,108 ÷ 7,165,096 shares)	$ 23.90

Maximum offering price per share (100/94.25 of $23.90)	$ 25.36
Class T: Net Asset Value and redemption price per share ($40,752,027 ÷ 1,711,212 shares)	$ 23.81

Maximum offering price per share (100/96.50 of $23.81)	$ 24.67
Class B: Net Asset Value and offering price per share ($2,256,409 ÷ 95,675 shares)A	$ 23.58

Class C: Net Asset Value and offering price per share ($71,262,864 ÷ 3,058,557 shares)A	$ 23.30

Mid Cap Value: Net Asset Value, offering price and redemption price per share ($2,691,764,580 ÷ 111,468,271 shares)	$ 24.15

Institutional Class: Net Asset Value, offering price and redemption price per share ($148,389,510 ÷ 6,184,154 shares)	$ 24.00

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended January 31, 2015
Investment Income
Dividends		$ 41,774,188
Income from Fidelity Central Funds		2,253,148
Total income		44,027,336

Expenses
Management fee Basic fee	$ 11,099,723
Performance adjustment	1,057,049
Transfer agent fees	3,686,917
Distribution and service plan fees	851,360
Accounting and security lending fees	623,671
Custodian fees and expenses	60,176
Independent trustees' compensation	7,707
Registration fees	257,956
Audit	59,444
Legal	5,193
Miscellaneous	12,831
Total expenses before reductions	17,722,027
Expense reductions	(37,523)	17,684,504
Net investment income (loss)		26,342,832
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	126,152,159
Foreign currency transactions	(386)
Total net realized gain (loss)		126,151,773
Change in net unrealized appreciation (depreciation) on investment securities		142,120,089
Net gain (loss)		268,271,862
Net increase (decrease) in net assets resulting from operations		$ 294,614,694

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended January 31, 2015	Year ended January 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 26,342,832	$ 18,177,978
Net realized gain (loss)	126,151,773	168,887,902
Change in net unrealized appreciation (depreciation)	142,120,089	69,583,401
Net increase (decrease) in net assets resulting from operations	294,614,694	256,649,281
Distributions to shareholders from net investment income	(21,836,059)	(15,306,348)
Distributions to shareholders from net realized gain	(128,905,943)	(113,515,093)
Total distributions	(150,742,002)	(128,821,441)
Share transactions - net increase (decrease)	1,431,070,354	735,344,302
Redemption fees	59,793	65,786
Total increase (decrease) in net assets	1,575,002,839	863,237,928

Net Assets
Beginning of period	1,550,685,659	687,447,731
End of period (including undistributed net investment income of $694,912 and $435,958, respectively)	$ 3,125,688,498	$ 1,550,685,659

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended January 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 21.78	$ 19.24	$ 15.87	$ 16.16	$ 12.35
Income from Investment Operations
Net investment income (loss) C	.24	.24	.20	.07	- G
Net realized and unrealized gain (loss)	3.45	4.29	3.38	(.29)	3.85
Total from investment operations	3.69	4.53	3.58	(.22)	3.85
Distributions from net investment income	(.17)	(.19)	(.21)	(.07)	(.04)
Distributions from net realized gain	(1.40)	(1.79)	-	-	-
Total distributions	(1.57)	(1.99) H	(.21)	(.07)	(.04)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 23.90	$ 21.78	$ 19.24	$ 15.87	$ 16.16
Total Return A, B	17.32%	23.69%	22.73%	(1.34)%	31.14%
Ratios to Average Net Assets D, F
Expenses before reductions	1.15%	1.15%	1.15%	1.17%	1.17%
Expenses net of fee waivers, if any	1.15%	1.15%	1.15%	1.17%	1.17%
Expenses net of all reductions	1.15%	1.14%	1.12%	1.16%	1.17%
Net investment income (loss)	1.04%	1.11%	1.15%	.44%	.02%
Supplemental Data
Net assets, end of period (000 omitted)	$ 171,263	$ 67,826	$ 24,436	$ 19,578	$ 23,608
Portfolio turnover rate E	69%	169%	180%	173%	133%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $1.99 per share is comprised of distributions from net investment income of $.193 and distributions from net realized gain of $1.793 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended January 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 21.70	$ 19.21	$ 15.84	$ 16.14	$ 12.34
Income from Investment Operations
Net investment income (loss) C	.17	.18	.15	.03	(.03)
Net realized and unrealized gain (loss)	3.44	4.27	3.38	(.29)	3.83
Total from investment operations	3.61	4.45	3.53	(.26)	3.80
Distributions from net investment income	(.10)	(.17)	(.16)	(.04)	-
Distributions from net realized gain	(1.40)	(1.79)	-	-	-
Total distributions	(1.50)	(1.96)	(.16)	(.04)	-
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 23.81	$ 21.70	$ 19.21	$ 15.84	$ 16.14
Total Return A, B	16.98%	23.32%	22.42%	(1.59)%	30.79%
Ratios to Average Net Assets D, F
Expenses before reductions	1.44%	1.42%	1.42%	1.43%	1.43%
Expenses net of fee waivers, if any	1.44%	1.42%	1.42%	1.43%	1.43%
Expenses net of all reductions	1.44%	1.41%	1.38%	1.42%	1.43%
Net investment income (loss)	.74%	.84%	.89%	.18%	(.24)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 40,752	$ 24,136	$ 8,358	$ 6,823	$ 6,993
Portfolio turnover rate E	69%	169%	180%	173%	133%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended January 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 21.48	$ 19.03	$ 15.71	$ 16.04	$ 12.32
Income from Investment Operations
Net investment income (loss) C	.05	.07	.07	(.05)	(.10)
Net realized and unrealized gain (loss)	3.40	4.22	3.34	(.28)	3.82
Total from investment operations	3.45	4.29	3.41	(.33)	3.72
Distributions from net investment income	-	(.05)	(.09)	-	-
Distributions from net realized gain	(1.35)	(1.79)	-	-	-
Total distributions	(1.35)	(1.84)	(.09)	-	-
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 23.58	$ 21.48	$ 19.03	$ 15.71	$ 16.04
Total Return A, B	16.38%	22.70%	21.79%	(2.06)%	30.19%
Ratios to Average Net Assets D, F
Expenses before reductions	1.96%	1.91%	1.91%	1.92%	1.93%
Expenses net of fee waivers, if any	1.96%	1.91%	1.91%	1.92%	1.93%
Expenses net of all reductions	1.96%	1.91%	1.87%	1.91%	1.92%
Net investment income (loss)	.22%	.34%	.40%	(.31)%	(.74)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,256	$ 2,302	$ 1,533	$ 1,376	$ 1,793
Portfolio turnover rate E	69%	169%	180%	173%	133%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended January 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 21.31	$ 18.93	$ 15.65	$ 15.98	$ 12.27
Income from Investment Operations
Net investment income (loss) C	.07	.08	.07	(.05)	(.10)
Net realized and unrealized gain (loss)	3.37	4.20	3.32	(.28)	3.81
Total from investment operations	3.44	4.28	3.39	(.33)	3.71
Distributions from net investment income	(.06)	(.11)	(.11)	-	-
Distributions from net realized gain	(1.39)	(1.79)	-	-	-
Total distributions	(1.45)	(1.90)	(.11)	-	-
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 23.30	$ 21.31	$ 18.93	$ 15.65	$ 15.98
Total Return A, B	16.48%	22.77%	21.73%	(2.07)%	30.24%
Ratios to Average Net Assets D, F
Expenses before reductions	1.89%	1.89%	1.91%	1.92%	1.93%
Expenses net of fee waivers, if any	1.89%	1.89%	1.91%	1.92%	1.93%
Expenses net of all reductions	1.89%	1.89%	1.87%	1.91%	1.92%
Net investment income (loss)	.29%	.36%	.40%	(.31)%	(.73)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 71,263	$ 25,177	$ 6,820	$ 5,000	$ 5,309
Portfolio turnover rate E	69%	169%	180%	173%	133%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Mid Cap Value

Years ended January 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 21.96	$ 19.37	$ 15.97	$ 16.26	$ 12.41
Income from Investment Operations
Net investment income (loss) B	.32	.32	.25	.12	.04
Net realized and unrealized gain (loss)	3.49	4.31	3.41	(.30)	3.87
Total from investment operations	3.81	4.63	3.66	(.18)	3.91
Distributions from net investment income	(.22)	(.25)	(.26)	(.11)	(.06)
Distributions from net realized gain	(1.40)	(1.79)	-	-	-
Total distributions	(1.62)	(2.04)	(.26)	(.11)	(.06)
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 24.15	$ 21.96	$ 19.37	$ 15.97	$ 16.26
Total Return A	17.75%	24.08%	23.07%	(1.04)%	31.51%
Ratios to Average Net Assets C, E
Expenses before reductions	.83%	.80%	.85%	.88%	.91%
Expenses net of fee waivers, if any	.83%	.80%	.85%	.88%	.91%
Expenses net of all reductions	.83%	.80%	.81%	.87%	.90%
Net investment income (loss)	1.36%	1.45%	1.46%	.73%	.28%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,691,765	$ 1,404,968	$ 638,425	$ 553,947	$ 666,277
Portfolio turnover rate D	69%	169%	180%	173%	133%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended January 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 21.84	$ 19.29	$ 15.91	$ 16.20	$ 12.36
Income from Investment Operations
Net investment income (loss) B	.32	.31	.24	.11	.04
Net realized and unrealized gain (loss)	3.47	4.28	3.40	(.29)	3.85
Total from investment operations	3.79	4.59	3.64	(.18)	3.89
Distributions from net investment income	(.23)	(.25)	(.26)	(.11)	(.05)
Distributions from net realized gain	(1.40)	(1.79)	-	-	-
Total distributions	(1.63)	(2.04)	(.26)	(.11)	(.05)
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 24.00	$ 21.84	$ 19.29	$ 15.91	$ 16.20
Total Return A	17.75%	23.98%	23.05%	(1.07)%	31.51%
Ratios to Average Net Assets C, E
Expenses before reductions	.85%	.85%	.89%	.91%	.92%
Expenses net of fee waivers, if any	.85%	.85%	.89%	.91%	.92%
Expenses net of all reductions	.85%	.85%	.85%	.90%	.92%
Net investment income (loss)	1.33%	1.40%	1.42%	.71%	.27%
Supplemental Data
Net assets, end of period (000 omitted)	$ 148,390	$ 26,277	$ 7,875	$ 3,667	$ 3,507
Portfolio turnover rate D	69%	169%	180%	173%	133%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended January 31, 2015

1. Organization.

Fidelity Mid Cap Value Fund (the Fund) is a fund of Fidelity Devonshire Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Mid Cap Value and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs

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3. Significant Accounting Policies - continued

Investment Valuation - continued

are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment.

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Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of January 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations.

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3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to partnerships, foreign currency transactions and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 372,177,546
Gross unrealized depreciation	(81,347,561)
Net unrealized appreciation (depreciation) on securities	$ 290,829,985

Tax Cost	$ 2,915,032,446

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 9,382,148
Undistributed long-term capital gain	$ 16,432,995
Net unrealized appreciation (depreciation) on securities and other investments	$ 290,829,985

The tax character of distributions paid was as follows:

	January 31, 2015	January 31, 2014
Ordinary Income	$ 77,856,377	$ 97,039,748
Long-term Capital Gains	72,885,625	31,781,693
Total	$ 150,742,002	$ 128,821,441

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to .75% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, will be retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (the Update). The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning

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Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

New Accounting Pronouncement - continued

after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund's financial statements and related disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $2,554,044,009 and $1,372,706,685, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Mid Cap Value as compared to its benchmark index, the Russell Midcap Value Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .60% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services.

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5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 256,850	$ 5,629
Class T	.25%	.25%	155,722	-
Class B	.75%	.25%	23,372	17,533
Class C	.75%	.25%	415,416	162,835
			$ 851,360	$ 185,997

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 136,445
Class T	20,437
Class B*	836
Class C*	8,590
$ 166,308

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$ 252,473.25
Class T	90,019.29
Class B	7,164.31
Class C	100,516.24
Mid Cap Value	3,115,773.18
Institutional Class	120,972.20
	$ 3,686,917

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $49,886 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $3,479 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund

Annual Report

7. Security Lending - continued

receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $2,188,392, including $127,232 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $30,517 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $37.

In addition, the investment adviser reimbursed a portion of the Fund's operating expenses, including certain Mid Cap Value expenses during the period in the amount of $6,969.

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Notes to Financial Statements - continued

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended January 31,	2015	2014
From net investment income
Class A	$ 969,281	$ 530,640
Class T	152,295	161,696
Class B	-	4,861
Class C	141,550	110,531
Mid Cap Value	19,603,909	14,250,519
Institutional Class	969,024	248,101
Total	$ 21,836,059	$ 15,306,348
From net realized gain
Class A	$ 6,833,929	$ 4,929,724
Class T	1,937,211	1,757,088
Class B	135,122	177,882
Class C	2,786,812	1,834,950
Mid Cap Value	112,669,602	103,028,925
Institutional Class	4,543,267	1,786,524
Total	$ 128,905,943	$ 113,515,093

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended January 31,	2015	2014	2015	2014
Class A
Shares sold	5,005,202	2,457,916	$ 119,669,419	$ 52,076,305
Reinvestment of distributions	319,527	241,636	7,424,820	5,178,254
Shares redeemed	(1,274,281)	(854,915)	(30,077,303)	(18,574,514)
Net increase (decrease)	4,050,448	1,844,637	$ 97,016,936	$ 38,680,045
Class T
Shares sold	809,175	800,279	$ 19,107,949	$ 17,075,459
Reinvestment of distributions	89,278	89,099	2,059,912	1,903,163
Shares redeemed	(299,512)	(212,274)	(7,012,597)	(4,598,389)
Net increase (decrease)	598,941	677,104	$ 14,155,264	$ 14,380,233
Class B
Shares sold	31,756	43,830	$ 732,066	$ 911,529
Reinvestment of distributions	5,764	8,260	130,913	174,775
Shares redeemed	(49,044)	(25,492)	(1,130,186)	(538,771)
Net increase (decrease)	(11,524)	26,598	$ (267,207)	$ 547,533

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10. Share Transactions - continued

	Shares		Dollars
Years ended January 31,	2015	2014	2015	2014
Class C
Shares sold	2,044,450	893,750	$ 47,494,884	$ 18,935,706
Reinvestment of distributions	120,516	88,255	2,733,012	1,852,478
Shares redeemed	(287,883)	(160,748)	(6,583,222)	(3,440,149)
Net increase (decrease)	1,877,083	821,257	$ 43,644,674	$ 17,348,035
Mid Cap Value
Shares sold	61,038,580	42,202,723	$ 1,478,921,063	$ 892,720,042
Reinvestment of distributions	5,413,935	5,185,864	126,755,721	112,014,623
Shares redeemed	(18,955,051)	(16,376,666)	(448,724,645)	(357,731,128)
Net increase (decrease)	47,497,464	31,011,921	$ 1,156,952,139	$ 647,003,537
Institutional Class
Shares sold	5,403,183	942,589	$ 129,695,746	$ 20,627,562
Reinvestment of distributions	213,524	87,006	5,006,480	1,869,755
Shares redeemed	(635,481)	(234,974)	(15,133,678)	(5,112,398)
Net increase (decrease)	4,981,226	794,621	$ 119,568,548	$ 17,384,919

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Devonshire Trust and the Shareholders of Fidelity Mid Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Mid Cap Value Fund (a fund of Fidelity Devonshire Trust) at January 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Mid Cap Value Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

March 17, 2015

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 174 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the fund they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (2009-present), and Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (2009-2014), a Director of FMR (2007-2014), and a Director of FMR Co., Inc. (2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (2014-present), Director of Fidelity SelectCo, LLC (2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corp-oration Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Oper-ating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2002 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (2013-present), Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (2008-present) and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Thomas C. Hense (1964)
Year of Election or Appointment: 2008/2010 Vice President

Mr. Hense also serves as Vice President of other funds (High Income (2008), Small Cap (2008), and Value (2010) funds). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (2014-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc., Fidelity Investments Money Management, Inc., Fidelity Management & Research (Japan) Limited, Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), Fidelity Management & Research Company, Pyramis Global Advisors, LLC, and Strategic Advisers, Inc., Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor Mid Cap Value Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	03/16/15	03/13/15	$0.006	$0.180

The fund hereby designates as a capital gain dividend with respect to the taxable year ended January 31, 2015, $81,182,022, or, if subsequently determined to be different, the net capital gain of such year.

Institutional Class designates 1% and 44% of the dividends distributed in March and December, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Institutional Class designates 56% of the dividends distributed in December during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.
New York, NY

(Fidelity Investment logo)(registered trademark)

AMCVI-UANN-0315
1.838432.105

Fidelity®

Series All-Sector Equity Fund

Fidelity

Series Equity-Income Fund

and

Fidelity

Series Stock Selector Large Cap Value Fund

Fidelity Series All-Sector Equity Fund

Fidelity Series Equity-Income Fund

Fidelity Series Stock Selector Large Cap Value Fund

Class F

Annual Report
January 31, 2015

(Fidelity Cover Art)

Contents

Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Fidelity® Series All-Sector Equity Fund
Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Fidelity Series Equity-Income Fund
Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Fidelity Series Stock Selector Large Cap Value Fund
Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the Financial Statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 for Fidelity Series All-Sector Equity Fund, Fidelity Series Equity-Income Fund, and Fidelity Series Stock Selector Large Cap Value Fund or 1-800-835-5092 for Class F of each fund to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2014 to January 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of each fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

	Annualized Expense RatioB	Beginning Account Value August 1, 2014	Ending Account Value January 31, 2015	Expenses Paid During Period* August 1, 2014 to January 31, 2015
Fidelity Series All-Sector Equity Fund
Series All-Sector Equity	.72%
Actual		$ 1,000.00	$ 1,046.30	$ 3.71
HypotheticalA		$ 1,000.00	$ 1,021.58	$ 3.67
Class F	.54%
Actual		$ 1,000.00	$ 1,046.50	$ 2.79
HypotheticalA		$ 1,000.00	$ 1,022.48	$ 2.75
Fidelity Series Equity-Income Fund
Series Equity-Income	.63%
Actual		$ 1,000.00	$ 1,000.10	$ 3.18
HypotheticalA		$ 1,000.00	$ 1,022.03	$ 3.21
Class F	.46%
Actual		$ 1,000.00	$ 1,000.90	$ 2.32
HypotheticalA		$ 1,000.00	$ 1,022.89	$ 2.35
Fidelity Series Stock Selector Large Cap Value Fund
Series Stock Selector Large Cap Value	.73%
Actual		$ 1,000.00	$ 1,032.30	$ 3.74
HypotheticalA		$ 1,000.00	$ 1,021.53	$ 3.72
Class F	.56%
Actual		$ 1,000.00	$ 1,032.30	$ 2.87
HypotheticalA		$ 1,000.00	$ 1,022.38	$ 2.85

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period).

Annual Report

Fidelity® Series All-Sector Equity Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended January 31, 2015	Past 1 year	Past 5 years	Life of fund A
Fidelity ® Series All-Sector Equity Fund	12.68%	15.20%	14.86%
Class F B	12.88%	15.43%	15.06%

A From October 17, 2008.

B The initial offering of Class F shares took place on June 26, 2009. Returns prior to June 26, 2009, are those of Fidelity Series All-Sector Equity Fund, the original class of the fund.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Series All-Sector Equity Fund, a class of the fund, on October 17, 2008, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Index performed over the same period.

Annual Report

Fidelity Series All-Sector Equity Fund

Management's Discussion of Fund Performance

Market Recap: The U.S. stock market closed near an all-time high for the 12 months ending January 31, 2015, supported by low interest rates and the relative strength of the U.S. economy. The large-cap S&P 500® Index returned 14.22%. Growth stocks in the index outperformed value-oriented names. The tech-heavy Nasdaq Composite Index® returned 14.30%, while the small-cap Russell 2000® Index returned a relatively lackluster 4.41% amid worries about growth and valuation that persisted for much of the period. Within S&P 500® sectors, utilities (+28%) was the top performer, as the traditionally defensive sector led the advance. Health care (+26%), a much larger index component, also gained strongly, as did consumer staples (+21%) and information technology (+18%). Conversely, energy (-6%) suffered substantial weakness, reflecting a sharp drop in crude prices beginning in June, attributed to weaker global demand and a U.S. supply boom driven by shale drilling. Volatility spiked to a three-year high in October amid economic growth concerns and Ebola fears, as well as unrest in Syria, Iraq and Ukraine. Yet the index finished well above its mid-October nadir for the period, bolstered by the relative economic strength of the U.S., which marked a six-year low in its unemployment rate, and consumer optimism that reached an 11-year high.

Comments from Co-Portfolio Manager Robert Stansky, Head of FMR's Stock Selector Large Cap Group, which manages Fidelity® Series All-Sector Equity Fund: For the year, the fund's Series All-Sector Equity and Class F shares returned 12.68% and 12.88%, respectively, compared with 13.76% for the Russell 1000® Index. A lot of the fund's performance shortfall occurred in the fourth quarter of 2014, which was marked by considerable volatility, plunging crude oil prices and a surging U.S. dollar. Stock selection in materials and energy cost us the most versus our benchmark. Internet search provider Google was our biggest detractor, given the fund's sizable overweighting (combining Class A and Class C) and the -9% return in these shares. Overweighting wireless infrastructure maker QUALCOMM also was problematic. In energy, the fund's relative performance was hampered by Whiting Petroleum, which we sold, and Chevron. Conversely, the fund's top relative contributor was index name Microsoft, which we held while it benefited from the tailwind of a personal computer upgrade cycle but liquidated in October, before the stock fell sharply at the end of January. Overweighting supermarket chain Kroger and smartphone maker Apple - the latter being the fund's largest holding - also paid off.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Series All-Sector Equity Fund

Investment Changes (Unaudited)

Top Ten Stocks as of January 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	4.4	3.3
Google, Inc. Class C	2.0	1.7
Capital One Financial Corp.	1.9	2.0
Philip Morris International, Inc.	1.6	1.6
Citigroup, Inc.	1.6	0.9
Chevron Corp.	1.6	2.3
JPMorgan Chase & Co.	1.5	1.7
Bank of America Corp.	1.5	1.5
QUALCOMM, Inc.	1.5	0.7
Twenty-First Century Fox, Inc. Class A	1.2	1.3
	18.8
Top Five Market Sectors as of January 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	18.9	18.3
Financials	16.3	16.7
Health Care	14.0	13.1
Consumer Discretionary	12.1	12.3
Industrials	11.0	10.6
Asset Allocation (% of fund's net assets)
As of January 31, 2015 *		As of July 31, 2014 **
	Stocks and Equity Futures 98.6%		Stocks and Equity Futures 98.3%
	Short-Term Investments and Net Other Assets (Liabilities) 1.4%		Short-Term Investments and Net Other Assets (Liabilities) 1.7%
* Foreign investments	5.1%	** Foreign investments	3.4%

Annual Report

Fidelity Series All-Sector Equity Fund

Investments January 31, 2015

Showing Percentage of Net Assets

Common Stocks - 97.6%
	Shares	Value
CONSUMER DISCRETIONARY - 12.1%
Automobiles - 0.2%
Harley-Davidson, Inc.	320,100	$ 19,750,170
Hotels, Restaurants & Leisure - 3.6%
Hilton Worldwide Holdings, Inc. (a)	1,074,140	27,895,416
Marriott International, Inc. Class A	243,282	18,124,509
McDonald's Corp.	1,067,800	98,707,432
Panera Bread Co. Class A (a)	478,693	82,268,179
Starbucks Corp.	1,426,244	124,839,137
Wynn Resorts Ltd.	144,600	21,393,570
		373,228,243
Internet & Catalog Retail - 1.2%
Liberty Interactive Corp. Series A (a)	3,962,025	108,401,004
Priceline Group, Inc. (a)	19,200	19,382,016
		127,783,020
Media - 4.2%
DIRECTV (a)	996,806	85,007,616
DreamWorks Animation SKG, Inc. Class A (a)(d)	1,691,590	31,581,985
Legend Pictures LLC (a)(f)(g)	3,706	7,473,445
Liberty Media Corp. Class C (a)	2,331,822	79,561,767
The Madison Square Garden Co. Class A (a)	1,452,820	110,051,115
Twenty-First Century Fox, Inc. Class A	3,775,491	125,195,282
		438,871,210
Multiline Retail - 1.1%
Dollar General Corp. (a)	1,697,641	113,843,805
Specialty Retail - 0.9%
Cabela's, Inc. Class A (a)	140,800	7,736,960
Michaels Companies, Inc.	777,705	20,064,789
TJX Companies, Inc.	939,090	61,923,595
		89,725,344
Textiles, Apparel & Luxury Goods - 0.9%
NIKE, Inc. Class B	1,038,020	95,757,345
TOTAL CONSUMER DISCRETIONARY		1,258,959,137
CONSUMER STAPLES - 9.1%
Beverages - 1.9%
Constellation Brands, Inc. Class A (sub. vtg.) (a)	477,804	52,773,452
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Beverages - continued
Monster Beverage Corp. (a)	181,700	$ 21,249,815
The Coca-Cola Co.	2,970,792	122,307,507
		196,330,774
Food & Staples Retailing - 2.4%
CVS Health Corp.	974,781	95,684,503
Kroger Co.	983,500	67,910,675
Walgreens Boots Alliance, Inc.	924,182	68,158,423
Whole Foods Market, Inc.	414,000	21,567,330
		253,320,931
Food Products - 0.9%
Bunge Ltd.	286,052	25,610,236
Keurig Green Mountain, Inc.	178,721	21,904,046
Mead Johnson Nutrition Co. Class A	477,300	47,009,277
		94,523,559
Household Products - 1.1%
Colgate-Palmolive Co.	1,636,584	110,502,152
Personal Products - 0.1%
Nu Skin Enterprises, Inc. Class A (d)	255,000	10,449,900
Tobacco - 2.7%
Altria Group, Inc.	2,176,430	115,568,433
Philip Morris International, Inc.	2,108,998	169,226,000
		284,794,433
TOTAL CONSUMER STAPLES		949,921,749
ENERGY - 7.5%
Energy Equipment & Services - 0.9%
Baker Hughes, Inc.	249,000	14,439,510
FMC Technologies, Inc. (a)	328,300	12,304,684
Halliburton Co.	1,071,540	42,850,885
Oceaneering International, Inc.	261,600	13,697,376
Schlumberger Ltd.	155,500	12,811,645
		96,104,100
Oil, Gas & Consumable Fuels - 6.6%
Anadarko Petroleum Corp.	879,981	71,938,447
Apache Corp.	290,900	18,201,613
Cabot Oil & Gas Corp.	969,600	25,694,400
Cheniere Energy, Inc. (a)(d)	351,600	25,097,208
Chevron Corp.	1,581,529	162,154,168
Common Stocks - continued
	Shares	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Cimarex Energy Co.	368,193	$ 37,997,518
Cobalt International Energy, Inc. (a)	1,272,400	11,604,288
CONSOL Energy, Inc.	433,500	12,549,825
Continental Resources, Inc. (a)	417,788	18,967,575
EOG Resources, Inc.	515,400	45,886,062
Exxon Mobil Corp.	803,024	70,200,358
Golar LNG Ltd.	241,700	6,854,612
Gulfport Energy Corp. (a)	265,700	10,226,793
Kinder Morgan, Inc.	881,700	36,193,785
Noble Energy, Inc.	1,194,024	57,002,706
Phillips 66 Co.	706,400	49,674,048
The Williams Companies, Inc.	581,000	25,482,660
		685,726,066
TOTAL ENERGY		781,830,166
FINANCIALS - 16.3%
Banks - 6.7%
Bank of America Corp.	10,066,587	152,508,793
Citigroup, Inc.	3,591,084	168,601,394
Huntington Bancshares, Inc.	4,114,957	41,231,869
JPMorgan Chase & Co.	2,841,934	154,544,371
M&T Bank Corp.	359,200	40,647,072
Synovus Financial Corp.	587,651	15,143,766
U.S. Bancorp	2,858,478	119,798,813
		692,476,078
Capital Markets - 2.1%
Ameriprise Financial, Inc.	294,900	36,844,806
BlackRock, Inc. Class A	137,318	46,758,152
E*TRADE Financial Corp. (a)	1,367,652	31,524,379
Goldman Sachs Group, Inc.	300,000	51,723,000
Invesco Ltd.	217,600	7,992,448
Northern Trust Corp.	312,800	20,450,864
State Street Corp.	381,500	27,281,065
		222,574,714
Consumer Finance - 2.5%
Capital One Financial Corp.	2,610,280	191,098,599
Navient Corp.	2,206,046	43,547,348
SLM Corp.	2,659,546	24,228,464
		258,874,411
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Diversified Financial Services - 0.9%
Berkshire Hathaway, Inc.:
Class A (a)	157	$ 33,890,805
Class B (a)	289,703	41,691,159
IntercontinentalExchange Group, Inc.	84,600	17,404,758
		92,986,722
Insurance - 1.6%
ACE Ltd.	261,831	28,267,275
Marsh & McLennan Companies, Inc.	1,026,900	55,216,413
MetLife, Inc.	550,541	25,600,157
Principal Financial Group, Inc.	208,400	9,780,212
The Chubb Corp.	314,300	30,769,970
Unum Group	395,400	12,281,124
		161,915,151
Real Estate Investment Trusts - 2.1%
Alexandria Real Estate Equities, Inc.	172,200	16,792,944
Boston Properties, Inc.	428,600	59,489,680
Digital Realty Trust, Inc.	470,200	34,296,388
Duke Realty LP	1,551,700	33,873,611
Equity Lifestyle Properties, Inc.	399,000	21,837,270
Extra Space Storage, Inc.	379,900	25,073,400
Kite Realty Group Trust	342,000	10,451,520
Senior Housing Properties Trust (SBI)	189,735	4,418,928
The Macerich Co.	150,618	12,954,654
		219,188,395
Real Estate Management & Development - 0.4%
CBRE Group, Inc. (a)	1,283,700	41,514,858
TOTAL FINANCIALS		1,689,530,329
HEALTH CARE - 14.0%
Biotechnology - 4.7%
Alexion Pharmaceuticals, Inc. (a)	370,400	67,872,096
Amgen, Inc.	554,265	84,392,389
Biogen Idec, Inc. (a)	204,824	79,709,308
BioMarin Pharmaceutical, Inc. (a)	409,500	39,787,020
Celgene Corp. (a)	664,300	79,157,988
Gilead Sciences, Inc. (a)	1,062,992	111,433,451
Vertex Pharmaceuticals, Inc. (a)	275,400	30,332,556
		492,684,808
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Equipment & Supplies - 2.7%
Boston Scientific Corp. (a)	4,983,000	$ 73,798,230
Edwards Lifesciences Corp. (a)	171,600	21,510,060
Medtronic PLC	1,534,578	109,568,869
The Cooper Companies, Inc.	214,915	33,881,350
Zimmer Holdings, Inc.	367,100	41,151,910
		279,910,419
Health Care Providers & Services - 2.4%
Brookdale Senior Living, Inc. (a)	309,100	10,432,125
Cigna Corp.	533,534	56,997,437
HCA Holdings, Inc. (a)	657,600	46,558,080
Henry Schein, Inc. (a)	228,487	31,547,200
McKesson Corp.	410,454	87,283,043
UnitedHealth Group, Inc.	200,000	21,250,000
		254,067,885
Life Sciences Tools & Services - 0.8%
Agilent Technologies, Inc.	668,400	25,245,468
Thermo Fisher Scientific, Inc.	463,600	58,047,356
		83,292,824
Pharmaceuticals - 3.4%
AbbVie, Inc.	247,900	14,960,765
Actavis PLC (a)	416,442	110,998,451
Allergan, Inc.	113,900	24,973,714
Bristol-Myers Squibb Co.	1,489,000	89,742,030
Mallinckrodt PLC (a)	353,300	37,446,267
Merck & Co., Inc.	646,746	38,985,849
Pfizer, Inc.	985,709	30,803,406
		347,910,482
TOTAL HEALTH CARE		1,457,866,418
INDUSTRIALS - 11.0%
Aerospace & Defense - 3.1%
General Dynamics Corp.	275,000	36,632,750
Honeywell International, Inc.	737,905	72,137,593
Raytheon Co.	377,900	37,808,895
The Boeing Co.	477,000	69,341,490
United Technologies Corp.	956,548	109,792,579
		325,713,307
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Air Freight & Logistics - 0.7%
FedEx Corp.	438,800	$ 74,205,468
Airlines - 0.6%
American Airlines Group, Inc.	1,316,000	64,589,280
Building Products - 0.5%
A.O. Smith Corp.	844,700	50,183,627
Commercial Services & Supplies - 0.3%
KAR Auction Services, Inc.	751,200	25,623,432
Construction & Engineering - 0.1%
Jacobs Engineering Group, Inc. (a)	355,300	13,536,930
Electrical Equipment - 0.3%
Hubbell, Inc. Class B	244,800	25,958,592
Industrial Conglomerates - 0.9%
Danaher Corp.	1,151,496	94,860,240
Machinery - 2.0%
Caterpillar, Inc.	290,200	23,207,294
Deere & Co.	492,200	41,930,518
Ingersoll-Rand PLC	593,200	39,388,480
Manitowoc Co., Inc.	1,576,842	29,486,945
Pall Corp.	562,927	54,468,817
Valmont Industries, Inc. (d)	152,194	18,281,543
		206,763,597
Professional Services - 0.9%
Towers Watson & Co.	411,748	48,792,138
Verisk Analytics, Inc. (a)	693,100	44,600,985
		93,393,123
Road & Rail - 1.4%
J.B. Hunt Transport Services, Inc.	616,850	49,107,429
Union Pacific Corp.	773,600	90,673,656
		139,781,085
Trading Companies & Distributors - 0.2%
HD Supply Holdings, Inc. (a)	865,600	24,955,248
TOTAL INDUSTRIALS		1,139,563,929
INFORMATION TECHNOLOGY - 18.9%
Communications Equipment - 2.5%
Cisco Systems, Inc.	3,938,200	103,830,643
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Communications Equipment - continued
Juniper Networks, Inc.	73,750	$ 1,676,338
QUALCOMM, Inc.	2,441,200	152,477,352
		257,984,333
Electronic Equipment & Components - 0.5%
Arrow Electronics, Inc. (a)	363,505	20,007,315
Trimble Navigation Ltd. (a)	1,592,300	37,960,432
		57,967,747
Internet Software & Services - 4.4%
Facebook, Inc. Class A (a)	1,582,100	120,097,211
Google, Inc. Class C (a)	395,391	211,344,397
HomeAway, Inc. (a)	625,077	15,933,213
LinkedIn Corp. (a)	99,500	22,361,630
Rackspace Hosting, Inc. (a)	59,829	2,689,912
Twitter, Inc. (a)	444,500	16,682,085
Yahoo!, Inc. (a)	1,683,900	74,074,761
		463,183,209
IT Services - 1.3%
Cognizant Technology Solutions Corp. Class A (a)	504,200	27,292,346
Total System Services, Inc.	1,037,200	36,685,764
Vantiv, Inc. (a)	1,263,600	43,455,204
Visa, Inc. Class A	99,524	25,369,663
		132,802,977
Semiconductors & Semiconductor Equipment - 1.5%
Atmel Corp.	1,569,000	13,069,770
Freescale Semiconductor, Inc. (a)(d)	380,905	12,223,241
Marvell Technology Group Ltd.	6,345,100	98,285,599
Micron Technology, Inc. (a)	461,900	13,517,504
NVIDIA Corp.	1,100,380	21,132,798
		158,228,912
Software - 3.5%
Activision Blizzard, Inc.	1,101,900	23,024,201
Adobe Systems, Inc. (a)	1,252,600	87,844,838
Autodesk, Inc. (a)	550,000	29,702,750
Citrix Systems, Inc. (a)	167,100	9,902,346
Informatica Corp. (a)	260,300	10,850,606
Intuit, Inc.	760,800	66,052,656
Oracle Corp.	1,793,900	75,146,471
salesforce.com, Inc. (a)	1,012,478	57,154,383
		359,678,251
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Technology Hardware, Storage & Peripherals - 5.2%
Apple, Inc.	3,855,342	$ 451,691,864
Hewlett-Packard Co.	2,344,300	84,699,559
		536,391,423
TOTAL INFORMATION TECHNOLOGY		1,966,236,852
MATERIALS - 3.4%
Chemicals - 2.6%
Airgas, Inc.	231,700	26,098,688
Cabot Corp.	341,424	14,479,792
CF Industries Holdings, Inc.	69,800	21,315,524
E.I. du Pont de Nemours & Co.	683,200	48,650,672
Eastman Chemical Co.	373,703	26,491,806
Ecolab, Inc.	223,900	23,234,103
FMC Corp.	445,500	25,616,250
LyondellBasell Industries NV Class A	274,979	21,748,089
Monsanto Co.	350,600	41,363,788
W.R. Grace & Co. (a)	268,500	23,273,580
		272,272,292
Construction Materials - 0.2%
Eagle Materials, Inc.	294,400	20,967,168
Containers & Packaging - 0.4%
Rock-Tenn Co. Class A	494,360	32,083,964
Sealed Air Corp.	236,700	9,586,350
		41,670,314
Metals & Mining - 0.2%
Nucor Corp.	527,600	23,029,740
TOTAL MATERIALS		357,939,514
TELECOMMUNICATION SERVICES - 2.1%
Diversified Telecommunication Services - 1.5%
CenturyLink, Inc.	191,086	7,102,667
Level 3 Communications, Inc. (a)	535,230	26,622,340
Verizon Communications, Inc.	2,690,693	122,991,577
		156,716,584
Wireless Telecommunication Services - 0.6%
SBA Communications Corp. Class A (a)	261,300	30,493,710
Common Stocks - continued
	Shares	Value
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - continued
T-Mobile U.S., Inc. (a)	837,863	$ 25,286,705
Telephone & Data Systems, Inc.	328,908	7,647,111
		63,427,526
TOTAL TELECOMMUNICATION SERVICES		220,144,110
UTILITIES - 3.2%
Electric Utilities - 1.7%
American Electric Power Co., Inc.	319,972	20,097,441
Edison International	397,873	27,115,045
Exelon Corp.	798,100	28,763,524
FirstEnergy Corp.	183,500	7,400,555
NextEra Energy, Inc.	544,700	59,503,028
OGE Energy Corp.	272,385	9,582,504
PPL Corp.	646,600	22,954,300
		175,416,397
Independent Power Producers & Renewable Electricity Producers - 0.3%
Calpine Corp. (a)	210,100	4,386,888
NRG Energy, Inc.	908,118	22,394,190
The AES Corp.	524,064	6,404,062
		33,185,140
Multi-Utilities - 1.2%
Dominion Resources, Inc.	438,000	33,677,820
NiSource, Inc.	485,136	20,986,983
PG&E Corp.	308,567	18,146,825
Public Service Enterprise Group, Inc.	45,200	1,929,136
Sempra Energy	440,044	49,249,724
		123,990,488
TOTAL UTILITIES		332,592,025
TOTAL COMMON STOCKS (Cost $7,939,561,283)		10,154,584,229
U.S. Treasury Obligations - 0.2%
	Principal Amount	Value
U.S. Treasury Bills, yield at date of purchase 0.02% to 0.03% 2/5/15 to 4/9/15 (e) (Cost $14,819,649)	$ 14,820,000	$ 14,819,858
Money Market Funds - 2.8%
	Shares
Fidelity Cash Central Fund, 0.13% (b)	246,776,129	246,776,129
Fidelity Securities Lending Cash Central Fund, 0.14% (b)(c)	46,710,175	46,710,175
TOTAL MONEY MARKET FUNDS (Cost $293,486,304)		293,486,304
TOTAL INVESTMENT PORTFOLIO - 100.6% (Cost $8,247,867,236)		10,462,890,391
NET OTHER ASSETS (LIABILITIES) - (0.6)%		(63,121,870)
NET ASSETS - 100%		$ 10,399,768,521
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
1,028 CME E-mini S&P 500 Index Contracts (United States)	March 2015	$ 102,203,760	$ (2,117,994)

The face value of futures purchased as a percentage of net assets is 1%
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $5,515,924.
(f) Investment is owned by an entity that is treated as a corporation for U.S. tax purposes and is owned by the Fund.

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $7,473,445 or 0.1% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Legend Pictures LLC	9/23/10	$ 2,779,500
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 246,324
Fidelity Securities Lending Cash Central Fund	262,368
Total	$ 508,692
Other Information

The following is a summary of the inputs used, as of January 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 1,258,959,137	$ 1,251,485,692	$ -	$ 7,473,445
Consumer Staples	949,921,749	949,921,749	-	-
Energy	781,830,166	781,830,166	-	-
Financials	1,689,530,329	1,689,530,329	-	-
Health Care	1,457,866,418	1,457,866,418	-	-
Industrials	1,139,563,929	1,139,563,929	-	-
Information Technology	1,966,236,852	1,966,236,852	-	-
Materials	357,939,514	357,939,514	-	-
Telecommunication Services	220,144,110	220,144,110	-	-
Utilities	332,592,025	332,592,025	-	-
U.S. Government and Government Agency Obligations	14,819,858	-	14,819,858	-
Money Market Funds	293,486,304	293,486,304	-	-
Total Investments in Securities:	$ 10,462,890,391	$ 10,440,597,088	$ 14,819,858	$ 7,473,445
Derivative Instruments:
Liabilities
Futures Contracts	$ (2,117,994)	$ (2,117,994)	$ -	$ -
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of January 31, 2015. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ -	$ (2,117,994)
Total Value of Derivatives	$ -	$ (2,117,994)

(a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Series All-Sector Equity Fund

Financial Statements

Statement of Assets and Liabilities

	January 31, 2015

Assets
Investment in securities, at value (including securities loaned of $45,515,169) - See accompanying schedule: Unaffiliated issuers (cost $7,954,380,932)	$ 10,169,404,087
Fidelity Central Funds (cost $293,486,304)	293,486,304
Total Investments (cost $8,247,867,236)		$ 10,462,890,391
Cash		474,707
Receivable for investments sold		117,550,747
Receivable for fund shares sold		6,529,732
Dividends receivable		7,285,978
Distributions receivable from Fidelity Central Funds		45,614
Prepaid expenses		15,034
Other receivables		215,957
Total assets		10,595,008,160

Liabilities
Payable for investments purchased	$ 137,764,161
Payable for fund shares redeemed	3,280,749
Accrued management fee	4,896,633
Payable for daily variation margin for derivative instruments	1,658,352
Other affiliated payables	833,083
Other payables and accrued expenses	96,486
Collateral on securities loaned, at value	46,710,175
Total liabilities		195,239,639

Net Assets		$ 10,399,768,521
Net Assets consist of:
Paid in capital		$ 7,937,020,970
Undistributed net investment income		12,346,756
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		237,543,488
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		2,212,857,307
Net Assets		$ 10,399,768,521

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Series All-Sector Equity Fund
Financial Statements - continued

Statement of Assets and Liabilities - continued

January 31, 2015

Series All-Sector Equity: Net Asset Value, offering price and redemption price per share ($4,969,502,931 ÷ 360,182,358 shares)	$ 13.80

Class F: Net Asset Value, offering price and redemption price per share ($5,430,265,590 ÷ 393,862,353 shares)	$ 13.79

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended January 31, 2015

Investment Income
Dividends		$ 169,445,895
Interest		2,283
Income from Fidelity Central Funds		508,692
Total income		169,956,870

Expenses
Management fee Basic fee	$ 58,691,183
Performance adjustment	(6,733,994)
Transfer agent fees	8,871,368
Accounting and security lending fees	1,320,212
Custodian fees and expenses	169,801
Independent trustees' compensation	43,558
Audit	78,174
Legal	32,472
Miscellaneous	82,928
Total expenses before reductions	62,555,702
Expense reductions	(223,375)	62,332,327
Net investment income (loss)		107,624,543
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,141,671,813
Foreign currency transactions	(2,937)
Futures contracts	17,107,520
Total net realized gain (loss)		1,158,776,396
Change in net unrealized appreciation (depreciation) on: Investment securities	18,369,471
Assets and liabilities in foreign currencies	366
Futures contracts	(1,992,539)
Total change in net unrealized appreciation (depreciation)		16,377,298
Net gain (loss)		1,175,153,694
Net increase (decrease) in net assets resulting from operations		$ 1,282,778,237

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Series All-Sector Equity Fund
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended January 31, 2015	Year ended January 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 107,624,543	$ 102,467,948
Net realized gain (loss)	1,158,776,396	1,307,566,624
Change in net unrealized appreciation (depreciation)	16,377,298	871,989,485
Net increase (decrease) in net assets resulting from operations	1,282,778,237	2,282,024,057
Distributions to shareholders from net investment income	(97,417,963)	(106,039,462)
Distributions to shareholders from net realized gain	(1,234,420,447)	(1,086,007,967)
Total distributions	(1,331,838,410)	(1,192,047,429)
Share transactions - net increase (decrease)	166,780,814	(590,388,512)
Total increase (decrease) in net assets	117,720,641	499,588,116

Net Assets
Beginning of period	10,282,047,880	9,782,459,764
End of period (including undistributed net investment income of $12,346,756 and undistributed net investment income of $2,324,228, respectively)	$ 10,399,768,521	$ 10,282,047,880

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Series All-Sector Equity

Years ended January 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 13.89	$ 12.57	$ 11.82	$ 12.98	$ 11.32
Income from Investment Operations
Net investment income (loss) B	.13	.12	.16	.10	.09
Net realized and unrealized gain (loss)	1.63	2.86	1.72	(.15)	2.63
Total from investment operations	1.76	2.98	1.88	(.05)	2.72
Distributions from net investment income	(.12)	(.14)	(.21)	(.10)	(.08)
Distributions from net realized gain	(1.73)	(1.52)	(.92)	(1.01)	(.98)
Total distributions	(1.85)	(1.66)	(1.13)	(1.11)	(1.06)
Net asset value, end of period	$ 13.80	$ 13.89	$ 12.57	$ 11.82	$ 12.98
Total ReturnA	12.68%	24.13%	16.32%	(.12)%	24.87%
Ratios to Average Net Assets C, E
Expenses before reductions	.67%	.65%	.73%	.89%	.91%
Expenses net of fee waivers, if any	.67%	.65%	.73%	.89%	.91%
Expenses net of all reductions	.67%	.65%	.71%	.87%	.89%
Net investment income (loss)	.92%	.89%	1.25%	.81%	.79%
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,969,503	$ 5,164,386	$ 5,293,761	$ 7,338,658	$ 8,937,188
Portfolio turnover rateD	65%	72%	124%	135%	117%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Years ended January 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 13.88	$ 12.56	$ 11.82	$ 12.98	$ 11.32
Income from Investment Operations
Net investment income (loss) B	.16	.15	.18	.12	.12
Net realized and unrealized gain (loss)	1.63	2.86	1.72	(.14)	2.63
Total from investment operations	1.79	3.01	1.90	(.02)	2.75
Distributions from net investment income	(.15)	(.17)	(.24)	(.13)	(.11)
Distributions from net realized gain	(1.73)	(1.52)	(.92)	(1.01)	(.98)
Total distributions	(1.88)	(1.69)	(1.16)	(1.14)	(1.09)
Net asset value, end of period	$ 13.79	$ 13.88	$ 12.56	$ 11.82	$ 12.98
Total ReturnA	12.88%	24.37%	16.54%	.10%	25.12%
Ratios to Average Net Assets C, E
Expenses before reductions	.50%	.47%	.53%	.68%	.69%
Expenses net of fee waivers, if any	.50%	.47%	.53%	.68%	.69%
Expenses net of all reductions	.50%	.47%	.51%	.67%	.67%
Net investment income (loss)	1.09%	1.07%	1.44%	1.01%	1.01%
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,430,266	$ 5,117,662	$ 4,488,699	$ 4,269,110	$ 2,364,419
Portfolio turnover rateD	65%	72%	124%	135%	117%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Series Equity-Income Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended January 31, 2015	Past 1 year	Life of fund A
Fidelity Series Equity-Income Fund	9.91%	15.22%
Class F	10.19%	15.44%

A From December 6, 2012.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Series Equity-Income Fund, a class of the fund, on December 6, 2012, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Value Index performed over the same period.

Annual Report

Fidelity Series Equity-Income Fund

Management's Discussion of Fund Performance

Market Recap: The U.S. stock market closed near an all-time high for the 12 months ending January 31, 2015, supported by low interest rates and the relative strength of the U.S. economy. The large-cap S&P 500® Index returned 14.22%. Growth stocks in the index outperformed value-oriented names. The tech-heavy Nasdaq Composite Index® returned 14.30%, while the small-cap Russell 2000® Index returned a relatively lackluster 4.41% amid worries about growth and valuation that persisted for much of the period. Within S&P 500® sectors, utilities (+28%) was the top performer, as the traditionally defensive sector led the advance. Health care (+26%), a much larger index component, also gained strongly, as did consumer staples (+21%) and information technology (+18%). Conversely, energy (-6%) suffered substantial weakness, reflecting a sharp drop in crude prices beginning in June, attributed to weaker global demand and a U.S. supply boom driven by shale drilling. Volatility spiked to a three-year high in October amid economic growth concerns and Ebola fears, as well as unrest in Syria, Iraq and Ukraine. Yet the index finished well above its mid-October nadir for the period, bolstered by the relative economic strength of the U.S., which marked a six-year low in its unemployment rate, and consumer optimism that reached an 11-year high.

Comments from James Morrow, Portfolio Manager of Fidelity® Series Equity-Income Fund: For the year, the fund's Series Equity-Income and Class F shares shares gained 9.91% and 10.19%, respectively, lagging the 12.19% advance of the Russell 3000® Value Index. Compared with the benchmark, the fund was hurt by underweightings in utilities and real estate investment trusts (REITs), two high-yielding categories rewarded by investors in a low-interest-rate environment. The fund's positioning in the health care sector also hurt the return, as did an average overweighting in the energy sector - led by energy producer Chevron - which hampered results, given the sharp drop in the price of oil. Various individual stocks in the information technology sector detracted as well, especially an out-of-benchmark position in technology consulting company IBM. Another relative detractor was semiconductor maker Intel, a benchmark component that gained 39% but, unfortunately, we did not hold. Of final note, the fund's cash stake, which increased during the period, also meaningfully detracted. On the positive side, stock picking was strongest in consumer staples. High-yielding tobacco stocks Lorillard and Reynolds American, two companies that agreed to merge last summer, and Altria Group benefited from investors' desire for income amid low interest rates. Lorillard was not in the benchmark.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Series Equity-Income Fund

Investment Changes (Unaudited)

Top Ten Stocks as of January 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Johnson & Johnson*	4.5	2.4
Chevron Corp.*	3.9	4.7
General Electric Co.	3.7	3.0
JPMorgan Chase & Co.	3.6	4.2
Wells Fargo & Co.	3.4	3.2
Procter & Gamble Co.	2.8	2.4
Cisco Systems, Inc.	2.3	3.0
United Parcel Service, Inc. Class B	2.3	1.7
Verizon Communications, Inc.	2.1	2.5
Pfizer, Inc.*	2.0	1.0
	30.6

* Security or a portion of the security is pledged as collateral for call options written.

Top Five Market Sectors as of January 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	25.3	25.2
Industrials	11.2	8.5
Information Technology	10.6	12.8
Consumer Staples	10.2	11.0
Health Care	9.8	7.1
Asset Allocation (% of fund's net assets)
As of January 31, 2015 *		As of July 31, 2014 **
Stocks 92.6%		Stocks 97.4%
Short-Term Investments and Net Other Assets (Liabilities) 7.4%		Short-Term Investments and Net Other Assets (Liabilities) 2.6%
* Foreign investments	3.8%	** Foreign investments	2.8%
* Written options	(0.1)%	** Written options	0.0%

Annual Report

Fidelity Series Equity-Income Fund

Investments January 31, 2015

Showing Percentage of Net Assets

Common Stocks - 92.6%
	Shares	Value
CONSUMER DISCRETIONARY - 8.9%
Auto Components - 0.1%
Gentex Corp.	517,513	$ 8,637,292
Hotels, Restaurants & Leisure - 2.7%
Darden Restaurants, Inc. (e)	1,077,258	66,122,096
Dunkin' Brands Group, Inc.	550,000	26,020,500
McDonald's Corp. (e)	1,169,869	108,142,690
Texas Roadhouse, Inc. Class A	587,172	19,723,107
Yum! Brands, Inc.	1,287,929	93,091,508
		313,099,901
Household Durables - 0.3%
M.D.C. Holdings, Inc. (d)	668,800	16,720,000
Tupperware Brands Corp.	318,900	21,560,829
		38,280,829
Leisure Products - 0.1%
Mattel, Inc.	552,400	14,859,560
Media - 2.1%
Comcast Corp. Class A	4,308,103	228,954,134
Sinclair Broadcast Group, Inc. Class A	965,736	23,892,309
		252,846,443
Multiline Retail - 2.6%
Kohl's Corp.	1,491,035	89,044,610
Macy's, Inc.	568,500	36,315,780
Target Corp. (e)	2,501,947	184,168,319
		309,528,709
Specialty Retail - 1.0%
Foot Locker, Inc.	1,073,200	57,115,704
GNC Holdings, Inc.	648,900	28,772,226
PetSmart, Inc.	327,800	26,782,899
		112,670,829
TOTAL CONSUMER DISCRETIONARY		1,049,923,563
CONSUMER STAPLES - 10.2%
Beverages - 1.0%
Anheuser-Busch InBev SA NV ADR	270,000	32,958,900
Molson Coors Brewing Co. Class B	989,000	75,094,770
The Coca-Cola Co.	250,907	10,329,841
		118,383,511
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Food & Staples Retailing - 2.4%
CVS Health Corp.	1,454,543	$ 142,777,941
Wal-Mart Stores, Inc.	650,700	55,296,486
Walgreens Boots Alliance, Inc.	1,059,335	78,125,956
		276,200,383
Food Products - 1.3%
B&G Foods, Inc. Class A	511,979	15,277,453
Kellogg Co.	2,163,097	141,855,901
		157,133,354
Household Products - 2.8%
Procter & Gamble Co.	3,849,700	324,491,213
Tobacco - 2.7%
Lorillard, Inc.	2,511,724	164,794,212
Philip Morris International, Inc.	1,212,133	97,261,552
Reynolds American, Inc. (e)	859,000	58,369,050
		320,424,814
TOTAL CONSUMER STAPLES		1,196,633,275
ENERGY - 9.0%
Energy Equipment & Services - 0.7%
Ensco PLC Class A	1,127,356	31,611,062
National Oilwell Varco, Inc.	625,265	34,033,174
Oceaneering International, Inc.	280,300	14,676,508
		80,320,744
Oil, Gas & Consumable Fuels - 8.3%
Access Midstream Partners LP	324,257	16,780,300
Anadarko Petroleum Corp.	652,791	53,365,664
Apache Corp.	1,368,941	85,654,638
Chevron Corp. (e)	4,456,703	456,945,759
CONSOL Energy, Inc.	1,230,901	35,634,584
Foresight Energy LP	576,300	8,875,020
HollyFrontier Corp.	127,906	4,594,384
Kinder Morgan Holding Co. LLC	1,395,500	57,285,275
Legacy Reserves LP	1,693,200	16,457,904
Markwest Energy Partners LP	990,137	58,348,773
Common Stocks - continued
	Shares	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
The Williams Companies, Inc.	3,832,033	$ 168,072,967
Williams Partners LP	393,300	16,679,853
		978,695,121
TOTAL ENERGY		1,059,015,865
FINANCIALS - 25.3%
Banks - 12.5%
Bank of America Corp.	4,635,400	70,226,310
CIT Group, Inc.	202,000	8,851,640
Comerica, Inc.	1,707,600	70,865,400
First Niagara Financial Group, Inc.	1,436,600	11,665,192
FirstMerit Corp.	2,119,088	34,721,257
JPMorgan Chase & Co.	7,700,830	418,771,135
M&T Bank Corp. (d)	1,480,200	167,499,432
PNC Financial Services Group, Inc.	241,300	20,399,502
SunTrust Banks, Inc.	2,316,900	89,015,298
TCF Financial Corp.	318,800	4,686,360
U.S. Bancorp	3,654,500	153,160,095
Valley National Bancorp (d)	1,116,300	10,136,004
Wells Fargo & Co.	7,808,400	405,412,128
		1,465,409,753
Capital Markets - 5.3%
Apollo Global Management LLC Class A	814,691	20,261,365
Apollo Investment Corp. (d)	6,483,945	46,165,688
Ares Capital Corp.	2,214,419	36,870,076
Ares Management LP	1,165,152	22,126,236
Carlyle Group LP	450,600	11,850,780
Greenhill & Co., Inc.	254,900	9,400,712
KKR & Co. LP	5,450,920	130,876,589
Morgan Stanley	1,978,500	66,893,085
Pershing Square Holdings Ltd. (a)	183,370	4,545,742
State Street Corp.	816,800	58,409,368
The Blackstone Group LP	5,599,539	209,086,786
TPG Specialty Lending, Inc.	749,300	13,097,764
		629,584,191
Insurance - 4.8%
ACE Ltd.	941,918	101,689,467
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Insurance - continued
Allied World Assurance Co.	645,400	$ 24,957,618
MetLife, Inc.	4,096,511	190,487,762
Prudential Financial, Inc.	1,167,909	88,620,935
The Chubb Corp.	848,500	83,068,150
The Travelers Companies, Inc.	714,389	73,453,477
		562,277,409
Real Estate Investment Trusts - 2.6%
American Capital Agency Corp.	2,657,025	57,258,889
Annaly Capital Management, Inc.	5,325,604	56,238,378
Coresite Realty Corp.	283,655	12,426,926
Cousins Properties, Inc.	1,633,800	18,037,152
Duke Realty LP	1,309,200	28,579,836
First Potomac Realty Trust	1,842,775	23,587,520
Home Properties, Inc.	503,467	35,494,424
Piedmont Office Realty Trust, Inc. Class A	895,537	17,489,838
Retail Properties America, Inc.	657,050	11,623,215
Sabra Health Care REIT, Inc.	509,400	16,657,380
Two Harbors Investment Corp.	2,018,469	20,830,600
Ventas, Inc.	154,100	12,298,721
		310,522,879
Thrifts & Mortgage Finance - 0.1%
Radian Group, Inc.	818,392	12,897,858
TOTAL FINANCIALS		2,980,692,090
HEALTH CARE - 9.8%
Biotechnology - 0.3%
Amgen, Inc. (e)	265,677	40,451,980
Health Care Equipment & Supplies - 1.8%
Baxter International, Inc.	679,276	47,759,896
DENTSPLY International, Inc.	400,000	20,010,000
Medtronic PLC	1,476,702	105,436,523
Meridian Bioscience, Inc.	1,040,219	17,995,789
St. Jude Medical, Inc.	372,715	24,550,737
		215,752,945
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Providers & Services - 0.6%
Anthem, Inc.	32	$ 4,319
UnitedHealth Group, Inc.	613,863	65,222,944
		65,227,263
Pharmaceuticals - 7.1%
Johnson & Johnson (e)	5,304,900	531,232,686
Merck & Co., Inc.	1,046,798	63,100,983
Pfizer, Inc. (e)	7,612,577	237,893,031
		832,226,700
TOTAL HEALTH CARE		1,153,658,888
INDUSTRIALS - 11.2%
Aerospace & Defense - 1.6%
The Boeing Co.	537,100	78,078,227
United Technologies Corp.	961,600	110,372,448
		188,450,675
Air Freight & Logistics - 2.5%
C.H. Robinson Worldwide, Inc.	416,617	29,671,463
United Parcel Service, Inc. Class B	2,693,800	266,255,192
		295,926,655
Commercial Services & Supplies - 0.5%
KAR Auction Services, Inc.	1,224,000	41,750,640
Republic Services, Inc.	322,407	12,793,110
		54,543,750
Electrical Equipment - 0.7%
Eaton Corp. PLC	982,200	61,966,998
Emerson Electric Co.	426,340	24,275,800
		86,242,798
Industrial Conglomerates - 3.7%
General Electric Co.	18,290,877	436,969,052
Machinery - 1.1%
Cummins, Inc.	240,700	33,568,022
Deere & Co.	619,500	52,775,205
Stanley Black & Decker, Inc.	385,133	36,067,705
		122,410,932
Professional Services - 0.1%
Acacia Research Corp.	971,794	12,166,861
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Road & Rail - 0.6%
Union Pacific Corp.	544,100	$ 63,773,961
Trading Companies & Distributors - 0.4%
Watsco, Inc.	467,200	50,859,392
TOTAL INDUSTRIALS		1,311,344,076
INFORMATION TECHNOLOGY - 10.6%
Communications Equipment - 2.7%
Cisco Systems, Inc.	10,256,949	270,424,460
QUALCOMM, Inc.	765,280	47,799,389
		318,223,849
Electronic Equipment & Components - 0.4%
TE Connectivity Ltd.	758,608	50,363,985
Internet Software & Services - 0.8%
Google, Inc. Class A (a)	63,000	33,865,650
Yahoo!, Inc. (a)(e)	1,328,400	58,436,316
		92,301,966
IT Services - 2.6%
IBM Corp.	1,299,245	199,187,251
Paychex, Inc.	2,424,738	109,743,642
		308,930,893
Semiconductors & Semiconductor Equipment - 2.2%
Applied Materials, Inc. (e)	4,711,571	107,612,282
Broadcom Corp. Class A	2,777,472	117,862,024
Maxim Integrated Products, Inc.	794,200	26,280,078
Xilinx, Inc.	135,100	5,211,483
		256,965,867
Software - 1.4%
Microsoft Corp. (e)	4,091,700	165,304,680
Technology Hardware, Storage & Peripherals - 0.5%
EMC Corp.	2,213,500	57,396,055
TOTAL INFORMATION TECHNOLOGY		1,249,487,295
MATERIALS - 0.8%
Chemicals - 0.1%
Tronox Ltd. Class A	807,500	17,070,550
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Metals & Mining - 0.7%
Commercial Metals Co.	1,347,361	$ 18,081,585
Freeport-McMoRan, Inc.	1,775,166	29,840,540
Nucor Corp.	510,700	22,292,055
SunCoke Energy Partners LP	383,500	9,545,315
		79,759,495
TOTAL MATERIALS		96,830,045
TELECOMMUNICATION SERVICES - 3.2%
Diversified Telecommunication Services - 3.2%
AT&T, Inc.	4,022,008	132,404,503
Verizon Communications, Inc.	5,348,139	244,463,434
		376,867,937
UTILITIES - 3.6%
Electric Utilities - 3.4%
American Electric Power Co., Inc.	1,594,801	100,169,451
Exelon Corp.	2,399,600	86,481,584
PPL Corp. (e)	1,534,520	54,475,460
Southern Co. (e)	2,238,538	113,538,647
Xcel Energy, Inc.	1,262,447	47,379,636
		402,044,778
Independent Power and Renewable Electricity Producers - 0.2%
Abengoa Yield PLC	575,900	18,958,628
TOTAL UTILITIES		421,003,406
TOTAL COMMON STOCKS (Cost $9,891,449,374)		10,895,456,440
Money Market Funds - 8.2%
	Shares	Value
Fidelity Cash Central Fund, 0.13% (b)	894,653,854	$ 894,653,854
Fidelity Securities Lending Cash Central Fund, 0.14% (b)(c)	67,624,559	67,624,559
TOTAL MONEY MARKET FUNDS (Cost $962,278,413)		962,278,413
TOTAL INVESTMENT PORTFOLIO - 100.8% (Cost $10,853,727,787)		11,857,734,853
NET OTHER ASSETS (LIABILITIES) - (0.8)%		(96,435,903)
NET ASSETS - 100%		$ 11,761,298,950
Written Options
	Expiration Date/ Exercise Price	Number of Contracts	Premium	Value
Call Options
Amgen, Inc.	4/17/15 - $160.00	664	$ 447,373	$ (280,540)
Applied Materials, Inc.	4/17/15 - $26.00	14,751	1,201,321	(612,167)
Chevron Corp.	6/19/15 - $120.00	11,141	1,415,909	(601,614)
Darden Restaurants, Inc.	4/17/15 - $60.00	5,386	1,491,976	(1,750,450)
Johnson & Johnson	4/17/15 - $110.00	26,524	3,234,601	(702,886)
McDonald's Corp.	3/20/15 - $100.00	5,849	503,274	(181,319)
Microsoft Corp.	3/20/15 - $50.00	20,458	1,311,001	(30,687)
Pfizer, Inc.	4/17/15 - $35.00	37,135	1,156,729	(427,053)
PPL Corp.	4/17/15 - $36.00	14,867	1,100,752	(1,226,528)
Reynolds American, Inc.	5/15/15 - $67.50	4,543	903,537	(1,362,900)
Southern Co.	5/15/15 - $50.00	16,445	2,386,169	(2,844,985)
Written Options - continued
	Expiration Date/ Exercise Price	Number of Contracts	Premium	Value
Call Options - continued
Target Corp.	4/17/15 - $80.00	8,283	$ 1,441,541	$ (646,074)
Yahoo!, Inc.	3/20/15 - $55.00	8,969	1,133,414	(71,751)
TOTAL WRITTEN OPTIONS	$ 17,727,597	$ (10,738,954)
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Security or a portion of the security is pledged as collateral for call options written. At period end, the value of securities pledged amounted to $976,948,345.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 469,455
Fidelity Securities Lending Cash Central Fund	598,049
Total	$ 1,067,504
Other Information

All investments and derivative instruments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 1,049,923,563	$ 1,049,923,563	$ -	$ -
Consumer Staples	1,196,633,275	1,196,633,275	-	-
Energy	1,059,015,865	1,059,015,865	-	-
Financials	2,980,692,090	2,980,692,090	-	-
Health Care	1,153,658,888	1,153,658,888	-	-
Industrials	1,311,344,076	1,311,344,076	-	-
Information Technology	1,249,487,295	1,249,487,295	-	-
Materials	96,830,045	96,830,045	-	-
Telecommunication Services	376,867,937	376,867,937	-	-
Utilities	421,003,406	421,003,406	-	-
Money Market Funds	962,278,413	962,278,413	-	-
Total Investments in Securities:	$ 11,857,734,853	$ 11,857,734,853	$ -	$ -
Derivative Instruments:
Liabilities
Written Options	$ (10,738,954)	$ (10,738,954)	$ -	$ -
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of January 31, 2015. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.3

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Written Options (a)	$ -	$ (10,738,954)
Total Value of Derivatives	$ -	$ (10,738,954)
(a) Gross value is presented in the Statement of Assets and Liabilities in the written options, at value line-item.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Series Equity-Income Fund

Financial Statements

Statement of Assets and Liabilities

	January 31, 2015

Assets
Investment in securities, at value (including securities loaned of $65,690,208) - See accompanying schedule: Unaffiliated issuers (cost $9,891,449,374)	$ 10,895,456,440
Fidelity Central Funds (cost $962,278,413)	962,278,413
Total Investments (cost $10,853,727,787)		$ 11,857,734,853
Cash		292,210
Receivable for investments sold		53,882,268
Receivable for fund shares sold		8,185,355
Dividends receivable		18,138,576
Distributions receivable from Fidelity Central Funds		76,453
Prepaid expenses		31,666
Other receivables		60,823
Total assets		11,938,402,204

Liabilities
Payable for investments purchased	$ 90,733,479
Payable for fund shares redeemed	2,584,051
Accrued management fee	4,509,005
Written options, at value (premium received $17,727,597)	10,738,954
Other affiliated payables	815,433
Other payables and accrued expenses	97,773
Collateral on securities loaned, at value	67,624,559
Total liabilities		177,103,254

Net Assets		$ 11,761,298,950
Net Assets consist of:
Paid in capital		$ 10,547,267,676
Undistributed net investment income		14,719,416
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		188,316,149
Net unrealized appreciation (depreciation) on investments		1,010,995,709
Net Assets		$ 11,761,298,950

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Series Equity-Income Fund
Financial Statements - continued

Statement of Assets and Liabilities - continued

January 31, 2015

Series Equity-Income: Net Asset Value, offering price and redemption price per share ($4,809,405,076 ÷ 390,665,171 shares)	$ 12.31

Class F: Net Asset Value, offering price and redemption price per share ($6,951,893,874 ÷ 564,481,213 shares)	$ 12.32

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended January 31, 2015

Investment Income
Dividends		$ 376,807,007
Income from Fidelity Central Funds		1,067,504
Total income		377,874,511

Expenses
Management fee	$ 54,344,945
Transfer agent fees	8,501,812
Accounting and security lending fees	1,380,529
Custodian fees and expenses	144,255
Independent trustees' compensation	49,092
Audit	72,541
Legal	33,451
Miscellaneous	67,259
Total expenses before reductions	64,593,884
Expense reductions	(149,351)	64,444,533
Net investment income (loss)		313,429,978
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	484,702,784
Foreign currency transactions	(2,102)
Written options	17,054,355
Total net realized gain (loss)		501,755,037
Change in net unrealized appreciation (depreciation) on: Investment securities	313,037,569
Written options	6,374,640
Total change in net unrealized appreciation (depreciation)		319,412,209
Net gain (loss)		821,167,246
Net in net assets resulting from operations		$ 1,134,597,224

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Series Equity-Income Fund
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended January 31, 2015	Year ended January 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 313,429,978	$ 162,497,140
Net realized gain (loss)	501,755,037	261,560,608
Change in net unrealized appreciation (depreciation)	319,412,209	423,455,446
Net in net assets resulting from operations	1,134,597,224	847,513,194
Distributions to from net investment income	(276,876,299)	(154,987,690)
Distributions to from net realized gain	(375,085,573)	(246,470,898)
Total distributions	(651,961,872)	(401,458,588)
Share transactions - net increase (decrease)	156,274,546	5,430,962,653
Total increase (decrease) in net assets	638,909,898	5,877,017,259

Net Assets
Beginning of period	11,122,389,052	5,245,371,793
End of period (including undistributed net investment income of $14,719,416 and undistributed net investment income of $12,351,091, respectively)	$ 11,761,298,950	$ 11,122,389,052

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Series Equity-Income

Years ended January 31,	2015	2014	2013G
Selected Per-Share Data
Net asset value, beginning of period	$ 11.80	$ 10.57	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.32	.25	.03
Net realized and unrealized gain (loss)	.87	1.50	.56
Total from investment operations	1.19	1.75	.59
Distributions from net investment income	(.28)	(.24)	(.02)
Distributions from net realized gain	(.40)	(.28)	-
Total distributions	(.68)	(.52)	(.02)
Net asset value, end of period	$ 12.31	$ 11.80	$ 10.57
Total ReturnB, C	9.91%	16.57%	5.89%
Ratios to Average Net Assets E, H
Expenses before reductions	.63%	.65%	.68%A
Expenses net of fee waivers, if any	.63%	.65%	.68%A
Expenses net of all reductions	.63%	.65%	.59%A
Net investment income (loss)	2.50%	2.17%	2.17%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,809,405	$ 4,826,469	$ 2,493,356
Portfolio turnover rateF	38%	42%	47% I

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period December 6, 2012 (commencement of operations) to January 31, 2013.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Years ended January 31,	2015	2014	2013G
Selected Per-Share Data
Net asset value, beginning of period	$ 11.80	$ 10.57	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.34	.28	.04
Net realized and unrealized gain (loss)	.88	1.48	.55
Total from investment operations	1.22	1.76	.59
Distributions from net investment income	(.30)	(.26)	(.02)
Distributions from net realized gain	(.40)	(.28)	-
Total distributions	(.70)	(.53) I	(.02)
Net asset value, end of period	$ 12.32	$ 11.80	$ 10.57
Total ReturnB, C	10.19%	16.75%	5.90%
Ratios to Average Net Assets E, H
Expenses before reductions	.46%	.47%	.49%A
Expenses net of fee waivers, if any	.46%	.47%	.49%A
Expenses net of all reductions	.46%	.47%	.40%A
Net investment income (loss)	2.67%	2.35%	2.35%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,951,894	$ 6,295,920	$ 2,752,016
Portfolio turnover rateF	38%	42%	47% J

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period December 6, 2012 (commencement of operations) to January 31, 2013.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Total distributions of $.53 per share is comprised of distributions from net investment income of $.257 and distributions from net realized gain of $.276 per share.

J Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Series Stock Selector Large Cap Value Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended January 31, 2015	Past 1 year	Life of fund A
Fidelity Series Stock Selector Large Cap Value Fund	13.70%	18.80%
Class F	13.79%	18.98%

A From December 6, 2012.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Series Stock Selector Large Cap Value Fund, a class of the fund, on December 6, 2012, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Value Index performed over the same period.

Annual Report

Fidelity Series Stock Selector Large Cap Value Fund

Management's Discussion of Fund Performance

Market Recap: The U.S. stock market closed near an all-time high for the 12 months ending January 31, 2015, supported by low interest rates and the relative strength of the U.S. economy. The large-cap S&P 500® Index returned 14.22%. Growth stocks in the index outperformed value-oriented names. The tech-heavy Nasdaq Composite Index® returned 14.30%, while the small-cap Russell 2000® Index returned a relatively lackluster 4.41% amid worries about growth and valuation that persisted for much of the period. Within S&P 500® sectors, utilities (+28%) was the top performer, as the traditionally defensive sector led the advance. Health care (+26%), a much larger index component, also gained strongly, as did consumer staples (+21%) and information technology (+18%). Conversely, energy (-6%) suffered substantial weakness, reflecting a sharp drop in crude prices beginning in June, attributed to weaker global demand and a U.S. supply boom driven by shale drilling. Volatility spiked to a three-year high in October amid economic growth concerns and Ebola fears, as well as unrest in Syria, Iraq and Ukraine. Yet the index finished well above its mid-October nadir for the period, bolstered by the relative economic strength of the U.S., which marked a six-year low in its unemployment rate, and consumer optimism that reached an 11-year high.

Comments from Matthew Friedman, Lead Portfolio Manager of Fidelity® Series Stock Selector Large Cap Value Fund: For the year, the fund's Series Stock Selector Large Cap Value and Class F shares rose 13.70% and 13.79%, respectively, outpacing the 12.93% return of the Russell 1000® Value Index. Banks lagged the benchmark during the past year, so we benefited from underweighting or avoiding several large banks in the index we found overvalued, particularly Bank of America, JPMorgan Chase and Citigroup. Energy was a mixed bag for the fund, as plummeting oil prices created volatility in the sector. The fund's top two detractors derived from the energy sector: Chevron and Stone Energy - the latter an out-of-index holding. A modest cash position also hurt, as did some of the fund's foreign investments amid a rising U.S. dollar. On the flip side, our biggest individual contributions came from avoiding integrated-oil giant and index component Exxon Mobil and overweighting refining and marketing firm Tesoro. While Exxon was hurt by oil's price crash, Tesoro benefited as lower gasoline prices helped refiners. Additionally, Tesoro's stock was boosted when the firm's self-help measures began to drive its earnings. In technology, chipmaker Broadcom was a big contributor, as the firm's exit from its unsuccessful cellular business drove Broadcom's earnings and P/E multiple higher, boosting its share price. Some of the names I've mentioned were not held at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Series Stock Selector Large Cap Value Fund

Investment Changes (Unaudited)

Top Ten Stocks as of January 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Chevron Corp.	5.1	5.3
Berkshire Hathaway, Inc. Class B	3.8	3.4
Wells Fargo & Co.	3.2	3.3
Pfizer, Inc.	2.7	2.5
Johnson & Johnson	2.0	2.0
Goldman Sachs Group, Inc.	2.0	2.0
General Electric Co.	1.9	2.2
Wal-Mart Stores, Inc.	1.8	1.5
U.S. Bancorp	1.8	1.8
Tesoro Corp.	1.7	1.7
	26.0
Top Five Market Sectors as of January 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	28.1	27.4
Health Care	13.1	12.7
Energy	10.9	13.6
Information Technology	9.2	9.1
Industrials	8.8	10.0
Asset Allocation (% of fund's net assets)
As of January 31, 2015 *		As of July 31, 2014 **
	Stocks and Equity Futures 96.1%		Stocks and Equity Futures 97.8%
	Short-Term Investments and Net Other Assets (Liabilities) 3.9%		Short-Term Investments and Net Other Assets (Liabilities) 2.2%
* Foreign investments	12.4%	** Foreign investments	8.3%

Annual Report

Fidelity Series Stock Selector Large Cap Value Fund

Investments January 31, 2015

Showing Percentage of Net Assets

Common Stocks - 95.1%
	Shares	Value
CONSUMER DISCRETIONARY - 6.1%
Auto Components - 0.6%
Delphi Automotive PLC	703,049	$ 48,320,558
Household Durables - 1.5%
Jarden Corp. (a)	1,068,350	51,302,167
Whirlpool Corp.	318,100	63,327,348
		114,629,515
Media - 2.6%
Liberty Broadband Corp. Class C (a)	494,111	21,938,528
Liberty Media Corp. Class C (a)	700,100	23,887,412
Omnicom Group, Inc.	666,700	48,535,760
Time Warner, Inc.	654,400	50,997,392
Twenty-First Century Fox, Inc. Class A	1,859,940	61,675,610
		207,034,702
Multiline Retail - 1.4%
Macy's, Inc.	778,389	49,723,489
Target Corp.	876,109	64,490,383
		114,213,872
TOTAL CONSUMER DISCRETIONARY		484,198,647
CONSUMER STAPLES - 7.2%
Beverages - 0.6%
Molson Coors Brewing Co. Class B	598,647	45,455,267
Food & Staples Retailing - 2.6%
Wal-Mart Stores, Inc.	1,688,173	143,460,942
Walgreens Boots Alliance, Inc.	869,025	64,090,594
		207,551,536
Food Products - 1.7%
Bunge Ltd.	699,399	62,617,192
The J.M. Smucker Co.	642,242	66,247,262
		128,864,454
Household Products - 1.5%
Procter & Gamble Co.	1,418,615	119,575,058
Personal Products - 0.8%
Coty, Inc. Class A	3,310,975	62,974,745
TOTAL CONSUMER STAPLES		564,421,060
Common Stocks - continued
	Shares	Value
ENERGY - 10.9%
Energy Equipment & Services - 0.5%
Dril-Quip, Inc. (a)	494,700	$ 36,721,581
Oil, Gas & Consumable Fuels - 10.4%
Anadarko Petroleum Corp.	976,500	79,828,875
Cabot Oil & Gas Corp.	921,400	24,417,100
California Resources Corp. (a)	426,727	2,184,842
Chevron Corp.	3,907,814	400,668,167
Imperial Oil Ltd.	1,689,600	62,813,177
Kinder Morgan, Inc.	1,813,700	74,452,385
Noble Energy, Inc.	650,300	31,045,322
Stone Energy Corp. (a)	767,200	10,802,176
Tesoro Corp.	1,661,300	135,778,049
		821,990,093
TOTAL ENERGY		858,711,674
FINANCIALS - 28.1%
Banks - 8.7%
Bank of America Corp.	2,252,300	34,122,345
CIT Group, Inc.	1,717,100	75,243,322
JPMorgan Chase & Co.	434,000	23,600,920
PNC Financial Services Group, Inc.	1,406,400	118,897,056
Popular, Inc. (a)	1,111,243	34,259,622
U.S. Bancorp	3,406,292	142,757,698
Wells Fargo & Co.	4,878,025	253,267,058
		682,148,021
Capital Markets - 3.9%
BlackRock, Inc. Class A	100,081	34,078,581
Goldman Sachs Group, Inc.	911,278	157,113,440
State Street Corp.	1,064,346	76,111,382
The Blackstone Group LP	1,171,800	43,755,012
		311,058,415
Consumer Finance - 1.8%
Capital One Financial Corp.	1,792,014	131,193,345
Discover Financial Services	173,600	9,440,368
		140,633,713
Diversified Financial Services - 4.7%
Berkshire Hathaway, Inc. Class B (a)	2,092,461	301,126,063
The NASDAQ OMX Group, Inc.	1,581,899	72,134,594
		373,260,657
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Insurance - 6.9%
ACE Ltd.	1,060,880	$ 114,532,605
AFLAC, Inc.	1,245,100	71,070,308
Axis Capital Holdings Ltd.	1,501,265	76,414,389
MetLife, Inc.	1,689,149	78,545,429
Reinsurance Group of America, Inc.	1,030,000	85,294,300
The Travelers Companies, Inc.	1,121,200	115,281,784
		541,138,815
Real Estate Investment Trusts - 1.2%
Annaly Capital Management, Inc.	3,542,165	37,405,262
Equity Residential (SBI)	152,050	11,800,601
General Growth Properties, Inc.	999,156	30,154,528
The Macerich Co.	211,221	18,167,118
		97,527,509
Real Estate Management & Development - 0.9%
CBRE Group, Inc. (a)	2,107,929	68,170,424
TOTAL FINANCIALS		2,213,937,554
HEALTH CARE - 13.1%
Health Care Equipment & Supplies - 2.9%
Abbott Laboratories	783,700	35,078,412
Boston Scientific Corp. (a)	5,749,800	85,154,538
Medtronic PLC	1,575,636	112,500,410
		232,733,360
Health Care Providers & Services - 3.1%
Anthem, Inc.	471,853	63,681,281
HCA Holdings, Inc. (a)	599,100	42,416,280
McKesson Corp.	135,661	28,848,312
UnitedHealth Group, Inc.	1,030,500	109,490,625
		244,436,498
Pharmaceuticals - 7.1%
Endo Health Solutions, Inc. (a)	623,113	49,606,026
Jazz Pharmaceuticals PLC (a)	670,195	113,490,821
Johnson & Johnson	1,575,159	157,736,422
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Pharmaceuticals - continued
Pfizer, Inc.	6,728,598	$ 210,268,688
Shire PLC sponsored ADR	124,050	27,199,203
		558,301,160
TOTAL HEALTH CARE		1,035,471,018
INDUSTRIALS - 8.8%
Aerospace & Defense - 1.4%
L-3 Communications Holdings, Inc.	509,339	62,709,818
Textron, Inc.	306,000	13,023,360
United Technologies Corp.	324,300	37,223,154
		112,956,332
Air Freight & Logistics - 0.7%
FedEx Corp.	332,390	56,210,473
Building Products - 1.2%
Allegion PLC	1,732,121	93,551,855
Construction & Engineering - 1.7%
AECOM Technology Corp. (a)	4,106,294	104,381,986
Jacobs Engineering Group, Inc. (a)	684,071	26,063,105
		130,445,091
Industrial Conglomerates - 2.4%
Danaher Corp.	533,300	43,933,254
General Electric Co.	6,185,256	147,765,766
		191,699,020
Machinery - 1.3%
Deere & Co.	861,800	73,416,742
Joy Global, Inc.	728,450	30,551,193
		103,967,935
Road & Rail - 0.1%
CSX Corp.	234,300	7,802,190
TOTAL INDUSTRIALS		696,632,896
INFORMATION TECHNOLOGY - 9.2%
Communications Equipment - 1.6%
Cisco Systems, Inc.	4,707,835	124,122,070
Electronic Equipment & Components - 0.5%
Jabil Circuit, Inc.	1,762,379	36,322,631
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Internet Software & Services - 1.1%
Google, Inc. Class A (a)	77,700	$ 41,767,635
Yahoo!, Inc. (a)	976,325	42,948,537
		84,716,172
IT Services - 0.5%
Total System Services, Inc.	1,246,825	44,100,200
Semiconductors & Semiconductor Equipment - 1.6%
Broadcom Corp. Class A	3,075,951	130,527,981
Software - 2.1%
Microsoft Corp.	2,747,600	111,003,040
Symantec Corp.	2,185,005	54,122,574
		165,125,614
Technology Hardware, Storage & Peripherals - 1.8%
EMC Corp.	3,684,597	95,541,600
Samsung Electronics Co. Ltd.	37,726	46,459,165
		142,000,765
TOTAL INFORMATION TECHNOLOGY		726,915,433
MATERIALS - 3.0%
Chemicals - 2.6%
Agrium, Inc. (d)	487,000	51,957,653
Axiall Corp.	241,506	10,686,641
Eastman Chemical Co.	872,800	61,872,792
LyondellBasell Industries NV Class A	546,049	43,187,015
Methanex Corp.	761,500	33,655,340
		201,359,441
Metals & Mining - 0.4%
Freeport-McMoRan, Inc.	1,950,612	32,789,788
TOTAL MATERIALS		234,149,229
TELECOMMUNICATION SERVICES - 2.1%
Diversified Telecommunication Services - 1.9%
AT&T, Inc.	3,959,465	130,345,588
CenturyLink, Inc.	511,497	19,012,343
		149,357,931
Common Stocks - continued
	Shares	Value
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - 0.2%
T-Mobile U.S., Inc. (a)	454,000	$ 13,701,720
TOTAL TELECOMMUNICATION SERVICES		163,059,651
UTILITIES - 6.6%
Electric Utilities - 3.6%
Edison International	874,200	59,576,730
Exelon Corp.	1,402,700	50,553,308
ITC Holdings Corp.	993,590	42,267,319
NextEra Energy, Inc.	751,400	82,082,936
PPL Corp.	1,475,400	52,376,700
		286,856,993
Gas Utilities - 0.7%
Atmos Energy Corp.	497,231	28,297,416
National Fuel Gas Co.	452,000	28,670,360
		56,967,776
Independent Power Producers & Renewable Electricity Producers - 0.3%
Dynegy, Inc. (a)	694,700	18,979,204
Multi-Utilities - 2.0%
CMS Energy Corp.	1,193,700	45,038,301
NiSource, Inc.	1,273,100	55,074,306
Sempra Energy	533,968	59,761,699
		159,874,306
TOTAL UTILITIES		522,678,279
TOTAL COMMON STOCKS (Cost $6,343,192,741)		7,500,175,441
U.S. Treasury Obligations - 0.1%
Principal Amount
U.S. Treasury Bills, yield at date of purchase 0.01% to 0.03% 3/12/15 to 3/26/15 (e) (Cost $5,089,858)	$ 5,090,000	5,089,929
Money Market Funds - 4.3%
	Shares	Value
Fidelity Cash Central Fund, 0.13% (b)	334,265,442	$ 334,265,442
Fidelity Securities Lending Cash Central Fund, 0.14% (b)(c)	7,334,068	7,334,068
TOTAL MONEY MARKET FUNDS (Cost $341,599,510)		341,599,510
TOTAL INVESTMENT PORTFOLIO - 99.5% (Cost $6,689,882,109)		7,846,864,880
NET OTHER ASSETS (LIABILITIES) - 0.5%		43,009,228
NET ASSETS - 100%		$ 7,889,874,108
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
765 ICE Russell 1000 Value Index Contracts (United States)	March 2015	$ 75,138,300	$ (1,037,184)

The face value of futures purchased as a percentage of net assets is 1%
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $2,292,970.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 320,890
Fidelity Securities Lending Cash Central Fund	399,115
Total	$ 720,005
Other Information

The following is a summary of the inputs used, as of January 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 484,198,647	$ 484,198,647	$ -	$ -
Consumer Staples	564,421,060	564,421,060	-	-
Energy	858,711,674	858,711,674	-	-
Financials	2,213,937,554	2,213,937,554	-	-
Health Care	1,035,471,018	1,035,471,018	-	-
Industrials	696,632,896	696,632,896	-	-
Information Technology	726,915,433	680,456,268	46,459,165	-
Materials	234,149,229	234,149,229	-	-
Telecommunication Services	163,059,651	163,059,651	-	-
Utilities	522,678,279	522,678,279	-	-
U.S. Government and Government Agency Obligations	5,089,929	-	5,089,929	-
Money Market Funds	341,599,510	341,599,510	-	-
Total Investments in Securities:	$ 7,846,864,880	$ 7,795,315,786	$ 51,549,094	$ -
Derivative Instruments:
Liabilities
Futures Contracts	$ (1,037,184)	$ (1,037,184)	$ -	$ -
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of January 31, 2015. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ -	$ (1,037,184)
Total Value of Derivatives	$ -	$ (1,037,184)

(a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	87.6%
Ireland	4.6%
Canada	1.9%
Bermuda	1.8%
Switzerland	1.4%
Bailiwick of Jersey	1.0%
Others (Individually Less Than 1%)	1.7%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Series Stock Selector Large Cap Value Fund

Financial Statements

Statement of Assets and Liabilities

	January 31, 2015

Assets
Investment in securities, at value (including securities loaned of $7,042,327) - See accompanying schedule: Unaffiliated issuers (cost $6,348,282,599)	$ 7,505,265,370
Fidelity Central Funds (cost $341,599,510)	341,599,510
Total Investments (cost $6,689,882,109)		$ 7,846,864,880
Receivable for investments sold		91,454,039
Receivable for fund shares sold		5,461,643
Dividends receivable		6,313,147
Distributions receivable from Fidelity Central Funds		34,233
Prepaid expenses		17,111
Other receivables		31,980
Total assets		7,950,177,033

Liabilities
Payable for investments purchased	$ 45,794,723
Payable for fund shares redeemed	1,722,436
Accrued management fee	3,669,791
Payable for daily variation margin for derivative instruments	1,124,550
Other affiliated payables	574,037
Other payables and accrued expenses	83,320
Collateral on securities loaned, at value	7,334,068
Total liabilities		60,302,925

Net Assets		$ 7,889,874,108
Net Assets consist of:
Paid in capital		$ 6,554,653,914
Undistributed net investment income		13,684,908
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		165,590,297
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,155,944,989
Net Assets		$ 7,889,874,108

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Series Stock Selector Large Cap Value Fund
Financial Statements - continued

Statement of Assets and Liabilities - continued

January 31, 2015

Series Stock Selector Large Cap Value: Net Asset Value, offering price and redemption price per share ($3,226,266,032 ÷ 254,725,457 shares)	$ 12.67

Class F: Net Asset Value, offering price and redemption price per share ($4,663,608,076 ÷ 368,011,107 shares)	$ 12.67

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended January 31, 2015

Investment Income
Dividends		$ 167,905,941
Interest		796
Income from Fidelity Central Funds		720,005
Total income		168,626,742

Expenses
Management fee Basic fee	$ 44,435,692
Performance adjustment	(1,393,692)
Transfer agent fees	5,705,586
Accounting and security lending fees	1,215,030
Custodian fees and expenses	123,063
Independent trustees' compensation	32,762
Audit	62,348
Legal	22,335
Miscellaneous	56,537
Total expenses before reductions	50,259,661
Expense reductions	(153,642)	50,106,019
Net investment income (loss)		118,520,723
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	553,743,018
Foreign currency transactions	(65,671)
Futures contracts	12,156,582
Total net realized gain (loss)		565,833,929
Change in net unrealized appreciation (depreciation) on: Investment securities	348,674,714
Assets and liabilities in foreign currencies	(598)
Futures contracts	(885,292)
Total change in net unrealized appreciation (depreciation)		347,788,824
Net gain (loss)		913,622,753
Net increase (decrease) in net assets resulting from operations		$ 1,032,143,476

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Series Stock Selector Large Cap Value Fund
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended January 31, 2015	Year ended January 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 118,520,723	$ 79,723,019
Net realized gain (loss)	565,833,929	423,817,789
Change in net unrealized appreciation (depreciation)	347,788,824	478,116,733
Net increase (decrease) in net assets resulting from operations	1,032,143,476	981,657,541
Distributions to shareholders from net investment income	(104,766,110)	(82,501,751)
Distributions to shareholders from net realized gain	(481,547,641)	(362,044,361)
Total distributions	(586,313,751)	(444,546,112)
Share transactions - net increase (decrease)	58,798,629	1,545,098,314
Total increase (decrease) in net assets	504,628,354	2,082,209,743

Net Assets
Beginning of period	7,385,245,754	5,303,036,011
End of period (including undistributed net investment income of $13,684,908 and undistributed net investment income of $21,716, respectively)	$ 7,889,874,108	$ 7,385,245,754

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Series Stock Selector Large Cap Value

Years ended January 31,	2015	2014	2013G
Selected Per-Share Data
Net asset value, beginning of period	$ 11.96	$ 10.71	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.18	.15	.02
Net realized and unrealized gain (loss)	1.48	1.87	.71
Total from investment operations	1.66	2.02	.73
Distributions from net investment income	(.16)	(.13)	(.02)
Distributions from net realized gain	(.79)	(.64)	-
Total distributions	(.95)	(.77)	(.02)
Net asset value, end of period	$ 12.67	$ 11.96	$ 10.71
Total ReturnB, C	13.70%	18.81%	7.27%
Ratios to Average Net Assets E, H
Expenses before reductions	.72%	.75%	.78%A
Expenses net of fee waivers, if any	.72%	.75%	.78%A
Expenses net of all reductions	.72%	.75%	.70%A
Net investment income (loss)	1.37%	1.23%	1.39%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,226,266	$ 3,208,521	$ 2,520,689
Portfolio turnover rateF	55%	66%	44% I

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period December 6, 2012 (commencement of operations) to January 31, 2013.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Years ended January 31,	2015	2014	2013G
Selected Per-Share Data
Net asset value, beginning of period	$ 11.97	$ 10.71	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.20	.17	.02
Net realized and unrealized gain (loss)	1.47	1.88	.71
Total from investment operations	1.67	2.05	.73
Distributions from net investment income	(.18)	(.15)	(.02)
Distributions from net realized gain	(.79)	(.64)	-
Total distributions	(.97)	(.79)	(.02)
Net asset value, end of period	$ 12.67	$ 11.97	$ 10.71
Total ReturnB, C	13.79%	19.09%	7.28%
Ratios to Average Net Assets E, H
Expenses before reductions	.55%	.57%	.59%A
Expenses net of fee waivers, if any	.55%	.57%	.59%A
Expenses net of all reductions	.55%	.57%	.51%A
Net investment income (loss)	1.54%	1.41%	1.58%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,663,608	$ 4,176,725	$ 2,782,347
Portfolio turnover rateF	55%	66%	44% I

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period December 6, 2012 (commencement of operations) to January 31, 2013.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended January 31, 2015

1. Organization.

Fidelity Series All-Sector Equity Fund, Fidelity Series Equity-Income Fund and Fidelity Series Stock Selector Large Cap Value Fund (the Funds) are funds of Fidelity Devonshire Trust (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Each Fund is authorized to issue an unlimited number of shares. Shares of the Funds are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as an investment manager. Fidelity Series All-Sector Equity Fund offers Series All-Sector Equity shares and Class F shares. Fidelity Series Equity-Income Fund offers Series Equity-Income shares and Class F shares. Fidelity Series Stock Selector Large Cap Value Fund offers Fidelity Series Stock Selector Large Cap Value class shares and Class F shares. All classes have equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Funds invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds held as of period end, if any, as an investment of each Fund, but do not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, each Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

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Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Funds:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), each Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees each Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are

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3. Significant Accounting Policies - continued

Investment Valuation - continued

limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Exchange-traded options are valued using the last sale price or, in the absence of a sale, the last offering price and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of January 31, 2015, is included at the end of each Fund's Schedule of Investments.

Foreign Currency. The Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last

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Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Funds determine the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of each Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of each Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of January 31, 2015, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax

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3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, market discount, partnerships and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation) on securities
Fidelity Series All-Sector Equity Fund	8,263,370,318	2,446,946,635	(247,426,562)	2,199,520,073
Fidelity Series Equity-Income Fund	10,843,611,066	1,427,117,222	(412,993,435)	1,014,123,787
Fidelity Series Stock Selector Large Cap Value Fund	6,695,473,261	1,351,175,088	(199,783,469)	1,151,391,619

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Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Undistributed long-term capital gain	Net unrealized appreciation (depreciation) on securities and other investments
Fidelity Series All-Sector Equity Fund	33,172,863	230,102,468	2,199,472,219
Fidelity Series Equity-Income Fund	33,569,125	166,792,939	1,021,112,430
Fidelity Series Stock Selector Large Cap Value Fund	24,836,367	158,992,768	1,151,391,021

The tax character of distributions paid was as follows:

January 31, 2015
	Ordinary Income	Long-term Capital Gains	Total
Fidelity Series All-Sector Equity Fund	$ 475,966,548	$ 855,871,862	$ 1,331,838,410
Fidelity Series Equity-Income Fund	412,350,350	239,611,522	651,961,872
Fidelity Series Stock Selector Large Cap Value Fund	311,139,874	275,173,877	586,313,751
January 31, 2014
	Ordinary Income	Long-term Capital Gains	Total
Fidelity Series All-Sector Equity Fund	$ 510,728,338	$ 681,319,091	$ 1,192,047,429
Fidelity Series Equity-Income Fund	401,458,588	-	401,458,588
Fidelity Series Stock Selector Large Cap Value Fund	441,104,706	3,441,406	444,546,112

Restricted Securities. The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable Fund's Schedule of Investments.

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (the Update). The Update amends the

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3. Significant Accounting Policies - continued

New Accounting Pronouncement - continued

accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Funds' financial statements and related disclosures.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Funds' investment objective allows the Funds to enter into various types of derivative contracts, including futures contracts and options. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Funds used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Funds may not achieve their objectives.

The Funds' use of derivatives increased or decreased their exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts and exchange-traded options may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and

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Notes to Financial Statements - continued

4. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Net Realized Gain (Loss) and Change in Net Unrealized Appreciation (Depreciation) on Derivatives. The table below, which reflects the impacts of derivatives on the financial performance of the Funds, summarizes the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Statement of Operations.

Primary Risk Exposure / Derivative Type	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)
Fidelity Series All-Sector Equity Fund
Equity Risk
Futures Contracts (a)	$ 17,107,520	$ (1,992,539)
Fidelity Series Equity-Income Fund
Equity Risk
Written Options (a)	$ 17,054,355	$ 6,374,640
Fidelity Series Stock Selector Large Cap Value Fund
Equity Risk
Futures Contracts (a)	$ 12,156,582	$ (885,292)

(a) A summary of the value of derivatives by primary risk exposure as of period end, if any, is included at the end of the Schedule of Investments.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Fidelity Series All-Sector Equity Fund and Fidelity Series Stock Selector Large Cap Value Fund used futures contracts to manage their exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is included in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is

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4. Derivative Instruments - continued

Futures Contracts - continued

representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date.

Fidelity Series Equity-Income Fund (the Fund) used exchange-traded written covered call options to manage its exposure to the market. When the Fund writes a covered call option, the Fund holds the underlying instrument which must be delivered to the holder upon the exercise of the option.

Upon entering into a written options contract, the Fund will receive a premium. Premiums received are reflected as a liability on the Statement of Assets and Liabilities. Options are valued daily and any unrealized appreciation (depreciation) is reflected on the Statement of Assets and Liabilities. When a written option is exercised, the premium is added to the proceeds from the sale of the underlying instrument in determining the gain or loss realized on that investment. When an option is closed the Fund will realize a gain or loss depending on whether the proceeds or amount paid for the closing sale transaction are greater or less than the premium received. When an option expires, gains and losses are realized to the extent of premiums received. The net realized gain (loss) on closed and expired written options and the change in net unrealized appreciation (depreciation) on written options are reflected separately on the Statement of Operations.

Writing call options tends to decrease exposure to the underlying instrument and risk of loss is the change in value in excess of the premium received.

Any open options at period end are presented in the Schedule of Investments under the caption "Written Options" and are representative of volume of activity during the period.

The following is a summary of the Fund's written options activity:

Fidelity Series Equity-Income Fund
Written Options	Number of Contracts	Amount of Premiums
Outstanding at beginning of period	90,118	$ 6,741,265
Options Opened	500,237	44,246,777
Options Exercised	(149,859)	(12,845,434)
Options Closed	(115,957)	(9,321,153)
Options Expired	(149,524)	(11,093,858)
Outstanding at end of period	175,015	$ 17,727,597

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Notes to Financial Statements - continued

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Series All-Sector Equity Fund	6,823,995,867	7,897,417,469
Fidelity Series Equity-Income Fund	4,469,935,831	5,118,058,722
Fidelity Series Stock Selector Large Cap Value Fund	4,292,489,865	4,733,299,316

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and an annualized group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee for Fidelity Series All-Sector Equity Fund and Fidelity Series Stock Selector Large Cap Value Fund is subject to a performance adjustment (up to a maximum of ± .20% of each applicable Fund's average net assets over a 36 month performance period.) The upward or downward adjustment to the management fee is based on relative investment performance of Fidelity Series All-Sector Equity Fund as compared to its benchmark index and Fidelity Series Stock Selector Large Cap Value Fund as compared to its benchmark index over the same 36 month performance period. Fidelity Series Stock Selector Large Cap Value Fund's performance adjustment took effect in December 2013. Subsequent months will be added until the performance period includes 36 months. For the reporting period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets, including the performance adjustment, if applicable was as follows. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net asset for the reporting and performance periods.

	Individual Rate	Group Rate	Total
Fidelity Series All-Sector Equity Fund	.30%	.25%	.49%
Fidelity Series Equity-Income Fund	.20%	.25%	.45%
Fidelity Series Stock Selector Large Cap Value Fund	.30%	.25%	.53%

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6. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

Performance Benchmark
Fidelity Series All-Sector Equity Fund	Russell 1000 Index
Fidelity Series Stock Selector Large Cap Value Fund	Russell 1000 Value Index

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Funds. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of each Fund except for Class F. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each applicable class were as follows:

Fidelity Series All-Sector Equity Fund	Amount	% of Class-Level Average Net Assets
Series All-Sector Equity	$ 8,871,368.17
Fidelity Series Equity-Income Fund
Series Equity-Income	$ 8,501,812.17
Fidelity Series Stock Selector Large Cap Value Fund
Series Stock Selector Large Cap Value	$ 5,705,586.17

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains each Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. Certain Funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Series All-Sector Equity Fund	$ 112,605
Fidelity Series Equity-Income Fund	32,047
Fidelity Series Stock Selector Large Cap Value Fund	95,632

Annual Report

Notes to Financial Statements - continued

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Fidelity Series All-Sector Equity Fund	$ 16,369
Fidelity Series Equity-Income Fund	18,364
Fidelity Series Stock Selector Large Cap Value Fund	12,222

During the period, the Funds did not borrow on this line of credit.

8. Security Lending.

Certain Funds lend portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Funds. On the settlement date of the loan, each applicable Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Funds may apply collateral received from the borrower against the obligation. The Funds may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on each applicable Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is

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8. Security Lending - continued

presented on each applicable Fund's Statement of Operations as a component of income from Fidelity Central Funds. Security lending activity was as follows:

	Total Security Lending Income	Security Lending Income From Securities Loaned to FCM	Value of Securities Loaned to FCM at Period End
Fidelity Series All-Sector Equity Fund	$ 262,368	$ 7,550	$ 108,108
Fidelity Series Equity-Income Fund	598,049	19,054	-
Fidelity Series Stock Selector Large Cap Value Fund	399,115	34,575	-

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of Certain Funds include an amount in addition to trade execution, which may be rebated back to the Funds to offset certain expenses. In addition, through arrangements with each applicable Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. All of the applicable expense reductions are noted in the table below.

	Brokerage Service reduction	Custody expense reduction
Fidelity Series All-Sector Equity Fund	$ 222,882	$ -
Fidelity Series Equity-Income Fund	149,158	90
Fidelity Series Stock Selector Large Cap Value Fund	153,560	-

In addition, the investment adviser reimbursed a portion of the Fund's operating expenses, including certain Series All-Sector Equity, Series Equity-Income, and Series Stock Selector Large Cap Value expenses during the period in the amount of $493, $103, and $82, respectively.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended January 31,	2015	2014
Fidelity Series All-Sector Equity Fund
From net investment income
Series All-Sector Equity	$ 41,938,215	$ 48,647,558
Class F	55,479,748	57,391,904
Total	$ 97,417,963	$ 106,039,462
From net realized gain
Series All-Sector Equity	$ 596,722,512	$ 552,024,140
Class F	637,697,935	533,983,827
Total	$ 1,234,420,447	$ 1,086,007,967

Annual Report

Notes to Financial Statements - continued

10. Distributions to Shareholders - continued

Years ended January 31,	2015	2014
Fidelity Series Equity-Income Fund
From net investment income
Series Equity-Income	$ 110,133,693	$ 65,874,338
Class F	166,742,606	89,113,352
Total	$ 276,876,299	$ 154,987,690
From net realized gain
Series Equity-Income	$ 153,823,336	$ 107,495,385
Class F	221,262,237	138,975,513
Total	$ 375,085,573	$ 246,470,898
Fidelity Series Stock Selector Large Cap Value Fund
From net investment income
Series Stock Selector Large Cap Value	$ 39,794,518	$ 33,429,904
Class F	64,971,592	49,071,847
Total	$ 104,766,110	$ 82,501,751
From net realized gain
Series Stock Selector Large Cap Value	$ 198,498,975	$ 158,527,420
Class F	283,048,666	203,516,941
Total	$ 481,547,641	$ 362,044,361

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended January 31,	2015	2014	2015	2014
Fidelity Series All-Sector Equity Fund
Series All-Sector Equity
Shares sold	18,418,887	19,399,773	$ 268,880,052	$ 261,863,480
Reinvestment of distributions	45,176,462	43,913,549	638,660,727	600,671,698
Shares redeemed	(75,180,303)	(112,673,547)A	(1,093,353,274)	(1,572,324,471)A
Net increase (decrease)	(11,584,954)	(49,360,225)	$ (185,812,495)	$ (709,789,293)
Class F
Shares sold	46,138,115	42,782,304	$ 674,566,426	$ 572,224,791
Reinvestment of distributions	49,050,976	43,166,126	693,177,683	591,375,731
Shares redeemed	(69,965,632)	(74,598,856)A	(1,015,150,800)	(1,044,199,741)A
Net increase (decrease)	25,223,459	11,349,574	$ 352,593,309	$ 119,400,781

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11. Share Transactions - continued

	Shares		Dollars
Years ended January 31,	2015	2014	2015	2014
Fidelity Series Equity-Income Fund
Series Equity-Income
Shares sold	32,068,255	224,570,748B	$ 406,572,363	$ 2,732,729,652B
Reinvestment of distributions	20,595,627	14,564,447	263,957,029	173,369,723
Shares redeemed	(71,122,813)	(65,886,531)	(904,990,797)	(783,556,231)
Net increase (decrease)	(18,458,931)	173,248,664	$ (234,461,405)	$ 2,122,543,144
Class F
Shares sold	93,430,910	315,974,446B	$ 1,188,259,047	$ 3,831,489,685B
Reinvestment of distributions	30,245,360	19,151,858	388,004,843	228,088,865
Shares redeemed	(92,636,353)	(61,984,506)	(1,185,527,939)	(751,159,041)
Net increase (decrease)	31,039,917	273,141,798	$ 390,735,951	$ 3,308,419,509
Fidelity Series Stock Selector Large Cap Value Fund
Series Stock Selector Large Cap Value
Shares sold	18,544,523	78,624,047	$ 238,819,981	$ 980,090,023
Reinvestment of distributions	18,265,484	15,843,263	238,293,493	191,957,324
Shares redeemed	(50,307,863)	(61,711,221)	(655,771,173)	(735,015,382)
Net increase (decrease)	(13,497,856)	32,756,089	$ (178,657,699)	$ 437,031,965
Class F
Shares sold	60,449,768	121,639,880	$ 782,573,497	$ 1,500,283,228
Reinvestment of distributions	26,648,875	20,837,002	348,020,258	252,588,788
Shares redeemed	(68,082,666)	(53,345,750)	(893,137,427)	(644,805,667)
Net increase (decrease)	19,015,977	89,131,132	$ 237,456,328	$ 1,108,066,349

A Amount includes in-kind redemptions.

B Amount includes in-kind exchanges.

Annual Report

Notes to Financial Statements - continued

12. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Funds.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Devonshire Trust and the Shareholders of Fidelity Series Stock Selector Large Cap Value Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Series Stock Selector Large Cap Value Fund, the results of their operations for the year then ended, the changes in net assets for each of the periods indicated and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Stock Selector Large Cap Value Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

March 24, 2015

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Devonshire Trust and the Shareholders of Fidelity Series All-Sector Equity Fund and Fidelity Series Equity-Income Fund:

We have audited the accompanying statements of assets and liabilities of Fidelity Series All-Sector Equity Fund and Fidelity Series Equity-Income Fund (the Funds), each a Fund of the Devonshire Trust, including the schedules of investments, as of January 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of January 31, 2015, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Series All-Sector Equity Fund and Fidelity Series Equity-Income as of January 31, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

March 24, 2015

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Each of the Trustees oversees 174 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Funds' Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse

Annual Report

experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Funds' Trustees."

Annual Report

Trustees and Officers - continued

The funds' Statements of Additional Information (SAIs) include more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 for Fidelity Series All-Sector Equity Fund, Fidelity Series Equity-Income Fund, and Fidelity Series Stock Selector Large Cap Value Fund or 1-800-835-5092 for Class F.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (2009-present), and Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (2009-2014), a Director of FMR (2007-2014), and a Director of FMR Co., Inc. (2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (2014-present), Director of Fidelity SelectCo, LLC (2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

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Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2002 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (2013-present), Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (2008-present) and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Thomas C. Hense (1964)
Year of Election or Appointment: 2008/2010 Vice President

Mr. Hense also serves as Vice President of other funds (High Income (2008), Small Cap (2008), and Value (2010) funds). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (2014-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Melissa M. Reilly (1971)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds
Ms. Reilly also serves as Vice President of other funds. Ms. Reilly is an employee of Fidelity Investments (2004-present).
Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc., Fidelity Investments Money Management, Inc., Fidelity Management & Research (Japan) Limited, Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), Fidelity Management & Research Company, Pyramis Global Advisors, LLC, and Strategic Advisers, Inc., Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of each voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

Fidelity Series All-Sector Equity Fund	Pay Date	Record Date	Dividends	Capital Gains
Series All-Sector Equity	03/16/15	03/13/15	$0.015	$0.336
Class F	03/16/15	03/13/15	$0.017	$0.336
Fidelity Series Equity-Income Fund	Pay Date	Record Date	Dividends	Capital Gains
Series Equity-Income	03/16/15	03/13/15	$0.00	$0.187
Class F	03/16/15	03/13/15	$0.00	$0.187
Fidelity Series Stock Selector Large Cap Value Fund	Pay Date	Record Date	Dividends	Capital Gains
Series Stock Selector Large Cap Value	03/16/15	03/13/15	$0.021	$0.274
Class F	03/16/15	03/13/15	$0.023	$0.274

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended January 31, 2015, or, if subsequently determined to be different, the net capital gain of such year.

Fidelity Series All-Sector Equity Fund	$916,276,782
Fidelity Series Equity-Income Fund	$388,384,423
Fidelity Series Stock Selector Large Cap Value Fund	$413,176,467

A percentage of the dividends distributed during the fiscal year for the following funds was derived from interest on U.S. Government securities which is generally exempt from state income tax:

Fidelity Series Equity-Income Fund
Series Equity-Income	0.04%
Class F	0.04%

Annual Report

Distributions (Unaudited) - continued

A percentage of the dividends distributed during the fiscal year for the following funds qualifies for the dividends-received deduction for corporate shareholders:

	March 2014	April 2014	July 2014	October 2014	December 2014
Fidelity Series All-Sector Equity Fund
Series All-Sector Equity	5%	0%	0%	0%	46%
Class F	5%	0%	0%	0%	44%
Fidelity Series Equity-Income Fund
Series Equity-Income	63%	74%	76%	76%	73%
Class F	63%	68%	70%	70%	71%
Fidelity Series Stock Selector Large Cap Value Fund
Series Stock Selector Large Cap Value	9%	0%	0%	0%	54%
Class F	9%	0%	0%	0%	52%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under 1(h) (11) of the Internal Revenue Code.

	March 2014	April 2014	July 2014	October 2014	December 2014
Fidelity
Series All-Sector Equity Fund
Series All-Sector Equity	5%	0%	0%	0%	48%
Class F	5%	0%	0%	0%	46%
Fidelity Series Equity-Income Fund
Series Equity-Income	60%	77%	81%	80%	78%
Class F	60%	71%	74%	74%	76%
Fidelity Series Stock Selector Large Cap Value Fund
Series Stock Selector Large Cap Value	9%	0%	0%	0%	60%
Class F	9%	0%	0%	0%	57%

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodians

The Northern Trust Company

Chicago, IL
Fidelity Series All-Sector Equity Fund and Fidelity Series Equity-Income Fund

State Street Bank & Trust Company

Quincy, MA
Fidelity Series Stock Selector Large Cap Value Fund

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

EDT-LDT-ANN-0315
1.956971.102

Fidelity Advisor®

Series Equity-Income Fund

and

Fidelity Advisor

Series Stock Selector Large Cap Value Fund

Annual Report

January 31, 2015

(Fidelity Cover Art)

Contents

Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Fidelity Advisor® Series Equity-Income Fund
Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Fidelity Advisor Series Stock Selector Large Cap Value Fund
Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the Financial Statements.
Reports of Independent Registered Public Accounting Firms	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Annual Report

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2014 to January 31, 2015).

Actual Expenses

The first line of the accompanying table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each fund provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

	Annualized Expense RatioB	Beginning Account Value August 1, 2014	Ending Account Value January 31, 2015	Expenses Paid During Period* August 1, 2014 to January 31, 2015
Fidelity Advisor Series Equity-Income Fund	.66%
Actual		$ 1,000.00	$ 1,000.60	$ 3.33
HypotheticalA		$ 1,000.00	$ 1,021.88	$ 3.36
Fidelity Advisor Series Stock Selector Large Cap Value Fund	.76%
Actual		$ 1,000.00	$ 1,032.00	$ 3.89
HypotheticalA		$ 1,000.00	$ 1,021.37	$ 3.87

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Fidelity Advisor® Series Equity-Income Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended January 31, 2015	Past 1 year	Life of fund A
Fidelity Advisor® Series Equity-Income Fund	9.99%	15.35%

A From December 6, 2012.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Series Equity-Income Fund on December 6, 2012, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Value Index performed over the same period.

Annual Report

Fidelity Advisor® Series Equity-Income Fund

Management's Discussion of Fund Performance

Market Recap: The U.S. stock market closed near an all-time high for the 12 months ending January 31, 2015, supported by low interest rates and the relative strength of the U.S. economy. The large-cap S&P 500® Index returned 14.22%. Growth stocks in the index outperformed value-oriented names. The tech-heavy Nasdaq Composite Index® returned 14.30%, while the small-cap Russell 2000® Index returned a relatively lackluster 4.41% amid worries about growth and valuation that persisted for much of the period. Within S&P 500® sectors, utilities (+28%) was the top performer, as the traditionally defensive sector led the advance. Health care (+26%), a much larger index component, also gained strongly, as did consumer staples (+21%) and information technology (+18%). Conversely, energy (-6%) suffered substantial weakness, reflecting a sharp drop in crude prices beginning in June, attributed to weaker global demand and a U.S. supply boom driven by shale drilling. Volatility spiked to a three-year high in October amid economic growth concerns and Ebola fears, as well as unrest in Syria, Iraq and Ukraine. Yet the index finished well above its mid-October nadir for the period, bolstered by the relative economic strength of the U.S., which marked a six-year low in its unemployment rate, and consumer optimism that reached an 11-year high.

Comments from James Morrow, Portfolio Manager of Fidelity Advisor® Series Equity-Income Fund: For the year, the fund gained 9.99%, lagging the 12.19% advance of the Russell 3000® Value Index. Compared with the benchmark, the fund was hurt by underweightings in utilities and real estate investment trusts (REITs), two high-yielding categories rewarded by investors in a low-interest-rate environment. The fund's positioning in the health care sector also hurt the return, as did an average overweighting in the energy sector - led by energy producer Chevron - which hampered results, given the sharp drop in the price of oil. Various individual stocks in the information technology sector detracted as well, especially an out-of-benchmark position in technology consulting company IBM. Another relative detractor was semiconductor maker Intel, a benchmark component that gained 39% but, unfortunately, we did not hold. Of final note, the fund's cash stake, which increased during the period, also meaningfully detracted. On the positive side, stock picking was strongest in consumer staples. High-yielding tobacco stocks Lorillard and Reynolds American, two companies that agreed to merge last summer, and Altria Group benefited from investors' desire for income amid low interest rates. Lorillard was not in the benchmark.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Advisor Series Equity-Income Fund

Investment Changes (Unaudited)

Top Ten Stocks as of January 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Johnson & Johnson*	4.6	2.5
Chevron Corp.*	3.9	4.7
General Electric Co.	3.7	3.1
JPMorgan Chase & Co.	3.6	4.3
Wells Fargo & Co.	3.5	3.3
Procter & Gamble Co.	2.8	2.5
Cisco Systems, Inc.	2.3	3.0
United Parcel Service, Inc. Class B	2.3	1.7
Verizon Communications, Inc.	2.1	2.5
Pfizer, Inc.*	2.0	1.0
	30.8

* Security or a portion of the security is pledged as collateral for call options written.

Top Five Market Sectors as of January 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	25.3	25.2
Industrials	11.1	8.5
Information Technology	10.6	12.8
Consumer Staples	10.2	11.1
Health Care	9.8	7.1
Asset Allocation (% of fund's net assets)
As of January 31, 2015*		As of July 31, 2014**
Stocks 92.5%		Stocks 97.7%
Short-Term Investments and Net Other Assets (Liabilities) 7.5%		Short-Term Investments and Net Other Assets (Liabilities) 2.3%
* Foreign investments	3.8%	** Foreign investments	2.9%
* Written Options	(0.1)%	** Written Options	0.0%

Annual Report

Fidelity Advisor Series Equity-Income Fund

Investments January 31, 2015

Showing Percentage of Net Assets

Common Stocks - 92.5%
	Shares	Value
CONSUMER DISCRETIONARY - 8.9%
Auto Components - 0.1%
Gentex Corp.	77,128	$ 1,287,266
Hotels, Restaurants & Leisure - 2.6%
Darden Restaurants, Inc. (e)	160,808	9,870,395
Dunkin' Brands Group, Inc.	82,800	3,917,268
McDonald's Corp. (e)	178,427	16,493,792
Texas Roadhouse, Inc. Class A	85,207	2,862,103
Yum! Brands, Inc.	196,281	14,187,191
		47,330,749
Household Durables - 0.3%
M.D.C. Holdings, Inc. (d)	101,900	2,547,500
Tupperware Brands Corp.	48,500	3,279,085
		5,826,585
Leisure Products - 0.1%
Mattel, Inc.	83,900	2,256,910
Media - 2.2%
Comcast Corp. Class A	656,928	34,912,439
Sinclair Broadcast Group, Inc. Class A	149,201	3,691,233
		38,603,672
Multiline Retail - 2.6%
Kohl's Corp.	221,202	13,210,183
Macy's, Inc.	84,900	5,423,412
Target Corp. (e)	376,897	27,743,388
		46,376,983
Specialty Retail - 1.0%
Foot Locker, Inc.	166,041	8,836,702
GNC Holdings, Inc.	96,800	4,292,112
PetSmart, Inc.	49,100	4,011,716
		17,140,530
TOTAL CONSUMER DISCRETIONARY		158,822,695
CONSUMER STAPLES - 10.2%
Beverages - 1.0%
Anheuser-Busch InBev SA NV ADR	40,800	4,980,456
Molson Coors Brewing Co. Class B	146,800	11,146,524
The Coca-Cola Co.	38,277	1,575,864
		17,702,844
Food & Staples Retailing - 2.3%
CVS Health Corp.	221,687	21,760,796
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Food & Staples Retailing - continued
Wal-Mart Stores, Inc.	99,042	$ 8,416,589
Walgreens Boots Alliance, Inc.	156,786	11,562,968
		41,740,353
Food Products - 1.3%
B&G Foods, Inc. Class A	77,555	2,314,241
Kellogg Co.	329,703	21,621,923
		23,936,164
Household Products - 2.8%
Procter & Gamble Co.	587,081	49,485,057
Tobacco - 2.8%
Lorillard, Inc.	382,979	25,127,252
Philip Morris International, Inc.	184,831	14,830,839
Reynolds American, Inc. (e)	133,029	9,039,321
		48,997,412
TOTAL CONSUMER STAPLES		181,861,830
ENERGY - 9.0%
Energy Equipment & Services - 0.7%
Ensco PLC Class A	166,445	4,667,118
National Oilwell Varco, Inc.	93,700	5,100,091
Oceaneering International, Inc.	42,800	2,241,008
		12,008,217
Oil, Gas & Consumable Fuels - 8.3%
Access Midstream Partners LP	50,087	2,592,002
Anadarko Petroleum Corp.	97,859	7,999,973
Apache Corp.	203,295	12,720,168
Chevron Corp. (e)	679,669	69,686,463
CONSOL Energy, Inc.	190,606	5,518,044
Foresight Energy LP	88,800	1,367,520
HollyFrontier Corp.	18,724	672,566
Kinder Morgan, Inc.	207,700	8,526,085
Legacy Reserves LP	248,600	2,416,392
Markwest Energy Partners LP	148,447	8,747,982
The Williams Companies, Inc.	584,300	25,627,398
Williams Partners LP	59,400	2,519,154
		148,393,747
TOTAL ENERGY		160,401,964
Common Stocks - continued
	Shares	Value
FINANCIALS - 25.3%
Banks - 12.5%
Bank of America Corp.	706,800	$ 10,708,020
CIT Group, Inc.	29,900	1,310,218
Comerica, Inc.	260,400	10,806,600
First Niagara Financial Group, Inc.	218,100	1,770,972
FirstMerit Corp.	329,529	5,399,333
JPMorgan Chase & Co.	1,174,330	63,860,065
M&T Bank Corp. (d)	222,970	25,231,285
PNC Financial Services Group, Inc.	34,600	2,925,084
SunTrust Banks, Inc.	353,300	13,573,786
TCF Financial Corp.	50,500	742,350
U.S. Bancorp	550,421	23,068,144
Valley National Bancorp (d)	178,300	1,618,964
Wells Fargo & Co.	1,190,749	61,823,688
		222,838,509
Capital Markets - 5.4%
Apollo Global Management LLC Class A	123,497	3,071,370
Apollo Investment Corp. (d)	981,300	6,986,856
Ares Capital Corp.	330,852	5,508,686
Ares Management LP	180,200	3,421,998
Carlyle Group LP	71,300	1,875,190
Greenhill & Co., Inc.	38,191	1,408,484
KKR & Co. LP	852,028	20,457,192
Morgan Stanley	301,700	10,200,477
Pershing Square Holdings Ltd. (a)	27,730	687,427
State Street Corp.	121,900	8,717,069
The Blackstone Group LP	853,900	31,884,626
TPG Specialty Lending, Inc.	118,122	2,064,773
		96,284,148
Insurance - 4.7%
ACE Ltd.	143,600	15,503,056
Allied World Assurance Co.	99,600	3,851,532
MetLife, Inc.	624,651	29,046,272
Prudential Financial, Inc.	178,092	13,513,621
The Chubb Corp.	126,970	12,430,363
The Travelers Companies, Inc.	105,668	10,864,784
		85,209,628
Real Estate Investment Trusts - 2.6%
American Capital Agency Corp.	396,773	8,550,458
Annaly Capital Management, Inc.	795,500	8,400,480
Coresite Realty Corp.	44,833	1,964,134
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Investment Trusts - continued
Cousins Properties, Inc.	247,200	$ 2,729,088
Duke Realty LP	197,900	4,320,157
First Potomac Realty Trust	279,515	3,577,792
Home Properties, Inc.	74,839	5,276,150
Piedmont Office Realty Trust, Inc. Class A	139,800	2,730,294
Retail Properties America, Inc.	98,300	1,738,927
Sabra Health Care REIT, Inc.	77,100	2,521,170
Two Harbors Investment Corp.	314,500	3,245,640
Ventas, Inc.	21,200	1,691,972
		46,746,262
Thrifts & Mortgage Finance - 0.1%
Radian Group, Inc.	106,562	1,679,417
TOTAL FINANCIALS		452,757,964
HEALTH CARE - 9.8%
Biotechnology - 0.4%
Amgen, Inc. (e)	40,200	6,120,852
Health Care Equipment & Supplies - 1.8%
Baxter International, Inc.	102,924	7,236,586
DENTSPLY International, Inc.	60,600	3,031,515
Medtronic PLC	221,774	15,834,664
Meridian Bioscience, Inc.	156,013	2,699,025
St. Jude Medical, Inc.	56,200	3,701,894
		32,503,684
Health Care Providers & Services - 0.5%
Anthem, Inc.	36	4,859
UnitedHealth Group, Inc.	91,121	9,681,606
		9,686,465
Pharmaceuticals - 7.1%
Johnson & Johnson (e)	808,893	81,002,542
Merck & Co., Inc.	156,653	9,443,043
Pfizer, Inc. (e)	1,160,336	36,260,500
		126,706,085
TOTAL HEALTH CARE		175,017,086
Common Stocks - continued
	Shares	Value
INDUSTRIALS - 11.1%
Aerospace & Defense - 1.6%
The Boeing Co.	81,200	$ 11,804,044
United Technologies Corp.	144,100	16,539,798
		28,343,842
Air Freight & Logistics - 2.5%
C.H. Robinson Worldwide, Inc.	61,343	4,368,848
United Parcel Service, Inc. Class B	410,800	40,603,472
		44,972,320
Commercial Services & Supplies - 0.5%
KAR Auction Services, Inc.	184,250	6,284,768
Republic Services, Inc.	41,100	1,630,848
		7,915,616
Electrical Equipment - 0.7%
Eaton Corp. PLC	148,600	9,375,174
Emerson Electric Co.	64,400	3,666,936
		13,042,110
Industrial Conglomerates - 3.7%
General Electric Co.	2,789,056	66,630,548
Machinery - 1.0%
Cummins, Inc.	36,400	5,076,344
Deere & Co.	93,700	7,982,303
Stanley Black & Decker, Inc.	56,677	5,307,801
		18,366,448
Professional Services - 0.1%
Acacia Research Corp.	147,506	1,846,775
Road & Rail - 0.6%
Union Pacific Corp.	82,300	9,646,383
Trading Companies & Distributors - 0.4%
Watsco, Inc.	70,600	7,685,516
TOTAL INDUSTRIALS		198,449,558
INFORMATION TECHNOLOGY - 10.6%
Communications Equipment - 2.7%
Cisco Systems, Inc.	1,558,959	41,101,954
QUALCOMM, Inc.	113,210	7,071,097
		48,173,051
Electronic Equipment & Components - 0.4%
TE Connectivity Ltd.	113,224	7,516,941
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Internet Software & Services - 0.8%
Google, Inc. Class A (a)	9,500	$ 5,106,725
Yahoo!, Inc. (a)(e)	197,500	8,688,025
		13,794,750
IT Services - 2.6%
IBM Corp.	198,084	30,368,258
Paychex, Inc.	369,796	16,736,967
		47,105,225
Semiconductors & Semiconductor Equipment - 2.2%
Applied Materials, Inc. (e)	709,686	16,209,228
Broadcom Corp. Class A	418,395	17,754,592
Maxim Integrated Products, Inc.	119,800	3,964,182
Xilinx, Inc.	20,400	786,930
		38,714,932
Software - 1.4%
Microsoft Corp. (e)	616,300	24,898,520
Technology Hardware, Storage & Peripherals - 0.5%
EMC Corp.	336,900	8,735,817
TOTAL INFORMATION TECHNOLOGY		188,939,236
MATERIALS - 0.8%
Chemicals - 0.1%
Tronox Ltd. Class A	125,800	2,659,412
Metals & Mining - 0.7%
Commercial Metals Co.	213,125	2,860,138
Freeport-McMoRan, Inc.	268,341	4,510,812
Nucor Corp.	77,200	3,369,780
SunCoke Energy Partners LP	57,986	1,443,272
		12,184,002
TOTAL MATERIALS		14,843,414
TELECOMMUNICATION SERVICES - 3.2%
Diversified Telecommunication Services - 3.2%
AT&T, Inc.	613,391	20,192,832
Verizon Communications, Inc.	815,590	37,280,619
		57,473,451
Common Stocks - continued
	Shares	Value
UTILITIES - 3.6%
Electric Utilities - 3.4%
American Electric Power Co., Inc.	243,245	$ 15,278,218
Exelon Corp.	365,900	13,187,036
PPL Corp. (e)	232,737	8,262,164
Southern Co. (e)	340,434	17,266,812
Xcel Energy, Inc.	187,900	7,051,887
		61,046,117
Independent Power and Renewable Electricity Producers - 0.2%
Abengoa Yield PLC	87,100	2,867,332
TOTAL UTILITIES		63,913,449
TOTAL COMMON STOCKS (Cost $1,511,181,832)		1,652,480,647
Money Market Funds - 8.6%

Fidelity Cash Central Fund, 0.13% (b)	141,066,459	141,066,459
Fidelity Securities Lending Cash Central Fund, 0.14% (b)(c)	12,980,575	12,980,575
TOTAL MONEY MARKET FUNDS (Cost $154,047,034)		154,047,034
TOTAL INVESTMENT PORTFOLIO - 101.1% (Cost $1,665,228,866)		1,806,527,681
NET OTHER ASSETS (LIABILITIES) - (1.1)%		(20,081,467)
NET ASSETS - 100%		$ 1,786,446,214
Written Options
	Expiration Date/Exercise Price	Number of Contracts	Premium	Value
Call Options
Amgen, Inc.	4/17/15 - $160.00	100	$ 67,376	$ (42,250)
Applied Materials, Inc.	4/17/15 - $26.00	2,221	180,878	(92,172)
Chevron Corp.	6/19/15 - $120.00	1,699	215,926	(91,746)
Darden Restaurants, Inc.	4/17/15 - $60.00	804	222,716	(261,300)
Johnson & Johnson	4/17/15 - $110.00	4,044	493,166	(107,166)
McDonald's Corp.	3/20/15 - $100.00	892	76,752	(27,652)
Microsoft Corp.	3/20/15 - $50.00	3,081	197,438	(4,622)
Pfizer, Inc.	4/17/15 - $35.00	5,660	176,305	(65,090)
PPL Corp.	4/17/15 - $36.00	2,267	167,849	(187,028)
Reynolds American, Inc.	5/15/15 - $67.50	703	139,817	(210,900)
Southern Co.	5/15/15 - $50.00	2,507	363,766	(433,711)
Target Corp.	4/17/15 - $80.00	1,247	217,023	(97,266)
Yahoo!, Inc.	3/20/15 - $55.00	1,333	168,450	(10,663)
TOTAL WRITTEN OPTIONS			$ 2,687,462	$ (1,631,566)
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Security or a portion of the security is pledged as collateral for call options written. At period end, the value of securities pledged amounted to $148,410,440.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 65,259
Fidelity Securities Lending Cash Central Fund	101,761
Total	$ 167,020
Other Information

All investments and derivative instruments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of January 31, 2015. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Written Options (a)	$ -	$ (1,631,566)
Total Value of Derivatives	$ -	$ (1,631,566)
(a) Gross value is presented in the Statement of Assets and Liabilities in the written options, at value line-item.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Advisor Series Equity-Income Fund

Financial Statements

Statement of Assets and Liabilities

	January 31, 2015

Assets
Investment in securities, at value (including securities loaned of $12,677,352) - See accompanying schedule: Unaffiliated issuers (cost $1,511,181,832)	$ 1,652,480,647
Fidelity Central Funds (cost $154,047,034)	154,047,034
Total Investments (cost $1,665,228,866)		$ 1,806,527,681
Cash		46,066
Receivable for investments sold		8,136,518
Receivable for fund shares sold		381,972
Dividends receivable		2,751,225
Distributions receivable from Fidelity Central Funds		13,956
Prepaid expenses		5,339
Other receivables		14,950
Total assets		1,817,877,707

Liabilities
Payable for investments purchased	$ 13,800,973
Payable for fund shares redeemed	1,951,185
Accrued management fee	682,798
Written options, at value (premium received $2,687,462)	1,631,566
Other affiliated payables	319,063
Other payables and accrued expenses	65,333
Collateral on securities loaned, at value	12,980,575
Total liabilities		31,431,493

Net Assets		$ 1,786,446,214
Net Assets consist of:
Paid in capital		$ 1,613,606,083
Undistributed net investment income		2,298,843
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		28,186,577
Net unrealized appreciation (depreciation) on investments		142,354,711
Net Assets, for 144,471,299 shares outstanding		$ 1,786,446,214
Net Asset Value, offering price and redemption price per share ($1,786,446,214 ÷ 144,471,299 shares)		$ 12.37

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended January 31, 2015

Investment Income
Dividends		$ 58,679,499
Income from Fidelity Central Funds		167,020
Total income		58,846,519

Expenses
Management fee	$ 8,427,932
Transfer agent fees	3,307,120
Accounting and security lending fees	575,347
Custodian fees and expenses	44,548
Independent trustees' compensation	7,644
Audit	57,899
Legal	5,191
Miscellaneous	10,222
Total expenses before reductions	12,435,903
Expense reductions	(33,407)	12,402,496
Net investment income (loss)		46,444,023
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	73,646,897
Foreign currency transactions	(333)
Written options	2,683,896
Total net realized gain (loss)		76,330,460
Change in net unrealized appreciation (depreciation) on: Investment securities	55,419,327
Written options	959,050
Total change in net unrealized appreciation (depreciation)		56,378,377
Net gain (loss)		132,708,837
Net increase (decrease) in net assets resulting from operations		$ 179,152,860

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Advisor Series Equity-Income Fund
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended January 31, 2015	Year ended January 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 46,444,023	$ 21,391,318
Net realized gain (loss)	76,330,460	35,281,331
Change in net unrealized appreciation (depreciation)	56,378,377	48,646,990
Net increase (decrease) in net assets resulting from operations	179,152,860	105,319,639
Distributions to shareholders from net investment income	(40,800,714)	(20,256,597)
Distributions to shareholders from net realized gain	(55,791,456)	(34,761,129)
Total distributions	(96,592,170)	(55,017,726)
Share transactions Proceeds from sales of shares	184,538,581	1,154,653,492
Reinvestment of distributions	96,592,170	55,017,726
Cost of shares redeemed	(348,018,316)	(195,212,286)
Net increase (decrease) in net assets resulting from share transactions	(66,887,565)	1,014,458,932
Total increase (decrease) in net assets	15,673,125	1,064,760,845

Net Assets
Beginning of period	1,770,773,089	706,012,244
End of period (including undistributed net investment income of $2,298,843 and undistributed net investment income of $1,691,331, respectively)	$ 1,786,446,214	$ 1,770,773,089
Other Information Shares
Sold	14,420,017	94,671,189
Issued in reinvestment of distributions	7,490,111	4,606,882
Redeemed	(27,053,069)	(16,287,927)
Net increase (decrease)	(5,142,941)	82,990,144

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended January 31,	2015	2014	2013 G
Selected Per-Share Data
Net asset value, beginning of period	$ 11.84	$ 10.60	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.32	.25	.03
Net realized and unrealized gain (loss)	.88	1.49	.59
Total from investment operations	1.20	1.74	.62
Distributions from net investment income	(.28)	(.24)	(.02)
Distributions from net realized gain	(.39)	(.26)	-
Total distributions	(.67)	(.50)	(.02)
Net asset value, end of period	$ 12.37	$ 11.84	$ 10.60
Total ReturnB, C	9.99%	16.44%	6.18%
Ratios to Average Net AssetsE, H
Expenses before reductions	.66%	.68%	.75%A
Expenses net of fee waivers, if any	.66%	.68%	.75%A
Expenses net of all reductions	.66%	.68%	.68%A
Net investment income (loss)	2.48%	2.15%	2.07%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,786,446	$ 1,770,773	$ 706,012
Portfolio turnover rateF	39%	44%	34% I

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period December 6, 2012 (commencement of operations) to January 31, 2013.

H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

I Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Advisor Series Stock Selector Large Cap Value Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended January 31, 2015	Past 1 year	Life of fund A
Fidelity Advisor Series Stock Selector Large Cap Value Fund	13.70%	18.84%

A From December 6, 2012.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Series Stock Selector Large Cap Value Fund on December 6, 2012, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: The U.S. stock market closed near an all-time high for the 12 months ending January 31, 2015, supported by low interest rates and the relative strength of the U.S. economy. The large-cap S&P 500® Index returned 14.22%. Growth stocks in the index outperformed value-oriented names. The tech-heavy Nasdaq Composite Index® returned 14.30%, while the small-cap Russell 2000® Index returned a relatively lackluster 4.41% amid worries about growth and valuation that persisted for much of the period. Within S&P 500® sectors, utilities (+28%) was the top performer, as the traditionally defensive sector led the advance. Health care (+26%), a much larger index component, also gained strongly, as did consumer staples (+21%) and information technology (+18%). Conversely, energy (-6%) suffered substantial weakness, reflecting a sharp drop in crude prices beginning in June, attributed to weaker global demand and a U.S. supply boom driven by shale drilling. Volatility spiked to a three-year high in October amid economic growth concerns and Ebola fears, as well as unrest in Syria, Iraq and Ukraine. Yet the index finished well above its mid-October nadir for the period, bolstered by the relative economic strength of the U.S., which marked a six-year low in its unemployment rate, and consumer optimism that reached an 11-year high.

Comments from Matthew Friedman, Lead Portfolio Manager of Fidelity Advisor® Series Stock Selector Large Cap Value Fund: For the year, the fund rose 13.70%, outpacing the 12.93% return of the Russell 1000® Value Index. Banks lagged the benchmark during the past year, so we benefited from underweighting or avoiding several large banks in the index we found overvalued, particularly Bank of America, JPMorgan Chase and Citigroup. Energy was a mixed bag for the fund, as plummeting oil prices created volatility in the sector. The fund's top two detractors derived from the energy sector: Chevron and Stone Energy. Stone was an out-of-index holding. A modest cash position also hurt, as did some of the fund's foreign investments amid a rising U.S. dollar. On the flip side, our biggest individual contributions came from avoiding integrated-oil giant and index component Exxon Mobil and overweighting refining and marketing firm Tesoro. While Exxon was hurt by oil's price crash, Tesoro benefited as lower gasoline prices helped refiners. Additionally, Tesoro's stock was boosted when the firm's self-help measures began to drive its earnings. In technology, chipmaker Broadcom was a big contributor, as the firm's exit from its unsuccessful cellular business drove Broadcom's earnings and P/E multiple higher, boosting its share price. Some of the names I've mentioned were not held at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Advisor Series Stock Selector Large Cap Value Fund

Investment Changes (Unaudited)

Top Ten Stocks as of January 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Chevron Corp.	5.1	5.3
Berkshire Hathaway, Inc. Class B	3.8	3.4
Wells Fargo & Co.	3.2	3.3
Pfizer, Inc.	2.6	2.5
Goldman Sachs Group, Inc.	2.0	2.0
Johnson & Johnson	2.0	2.0
General Electric Co.	1.8	2.3
Wal-Mart Stores, Inc.	1.8	1.5
U.S. Bancorp	1.8	1.9
Tesoro Corp.	1.7	1.8
	25.8
Top Five Market Sectors as of January 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	28.1	27.5
Health Care	13.1	12.7
Energy	11.0	13.6
Information Technology	9.2	9.2
Industrials	8.8	10.1
Asset Allocation (% of fund's net assets)
As of January 31, 2015*		As of July 31, 2014**
	Stocks and Equity Futures 96.3%		Stocks and Equity Futures 98.1%
	Short-Term Investments and Net Other Assets (Liabilities) 3.7%		Short-Term Investments and Net Other Assets (Liabilities) 1.9%
* Foreign investments	12.3%	** Foreign investments	8.4%

Annual Report

Fidelity Advisor Series Stock Selector Large Cap Value Fund

Investments January 31, 2015

Showing Percentage of Net Assets

Common Stocks - 95.0%
	Shares	Value
CONSUMER DISCRETIONARY - 6.1%
Auto Components - 0.6%
Delphi Automotive PLC	106,851	$ 7,343,869
Household Durables - 1.5%
Jarden Corp. (a)	162,100	7,784,042
Whirlpool Corp.	48,400	9,635,472
		17,419,514
Media - 2.6%
Liberty Broadband Corp. Class C (a)	75,106	3,334,706
Liberty Media Corp. Class C (a)	106,500	3,633,780
Omnicom Group, Inc.	101,400	7,381,920
Time Warner, Inc.	99,500	7,754,035
Twenty-First Century Fox, Inc. Class A	282,860	9,379,638
		31,484,079
Multiline Retail - 1.4%
Macy's, Inc.	118,335	7,559,240
Target Corp.	133,219	9,806,251
		17,365,491
TOTAL CONSUMER DISCRETIONARY		73,612,953
CONSUMER STAPLES - 7.1%
Beverages - 0.6%
Molson Coors Brewing Co. Class B	91,453	6,944,026
Food & Staples Retailing - 2.6%
Wal-Mart Stores, Inc.	256,582	21,804,338
Walgreens Boots Alliance, Inc.	127,275	9,386,531
		31,190,869
Food Products - 1.6%
Bunge Ltd.	106,266	9,513,995
The J.M. Smucker Co.	98,036	10,112,413
		19,626,408
Household Products - 1.5%
Procter & Gamble Co.	215,585	18,171,660
Personal Products - 0.8%
Coty, Inc. Class A	503,238	9,571,587
TOTAL CONSUMER STAPLES		85,504,550
Common Stocks - continued
	Shares	Value
ENERGY - 11.0%
Energy Equipment & Services - 0.5%
Dril-Quip, Inc. (a)	75,700	$ 5,619,211
Oil, Gas & Consumable Fuels - 10.5%
Anadarko Petroleum Corp.	156,000	12,753,000
Cabot Oil & Gas Corp.	141,100	3,739,150
California Resources Corp. (a)	64,352	329,482
Chevron Corp.	598,186	61,332,010
Imperial Oil Ltd.	258,600	9,613,807
Kinder Morgan, Inc.	277,700	11,399,585
Noble Energy, Inc.	99,600	4,754,904
Stone Energy Corp. (a)	124,000	1,745,920
Tesoro Corp.	254,300	20,783,939
		126,451,797
TOTAL ENERGY		132,071,008
FINANCIALS - 28.1%
Banks - 8.6%
Bank of America Corp.	347,700	5,267,655
CIT Group, Inc.	265,000	11,612,300
JPMorgan Chase & Co.	66,000	3,589,080
PNC Financial Services Group, Inc.	212,400	17,956,296
Popular, Inc. (a)	164,474	5,070,733
U.S. Bancorp	518,008	21,709,715
Wells Fargo & Co.	741,875	38,518,150
		103,723,929
Capital Markets - 4.0%
BlackRock, Inc. Class A	15,219	5,182,222
Goldman Sachs Group, Inc.	140,422	24,210,157
State Street Corp.	161,854	11,574,180
The Blackstone Group LP	178,200	6,653,988
		47,620,547
Consumer Finance - 1.8%
Capital One Financial Corp.	272,586	19,956,021
Discover Financial Services	26,400	1,435,632
		21,391,653
Diversified Financial Services - 4.7%
Berkshire Hathaway, Inc. Class B (a)	318,239	45,797,774
The NASDAQ OMX Group, Inc.	240,601	10,971,406
		56,769,180
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Insurance - 6.9%
ACE Ltd.	163,420	$ 17,642,823
AFLAC, Inc.	186,600	10,651,128
Axis Capital Holdings Ltd.	234,400	11,930,960
MetLife, Inc.	255,251	11,869,172
Reinsurance Group of America, Inc.	154,300	12,777,583
The Travelers Companies, Inc.	172,700	17,757,014
		82,628,680
Real Estate Investment Trusts - 1.2%
Annaly Capital Management, Inc.	538,735	5,689,042
Equity Residential (SBI)	22,950	1,781,150
General Growth Properties, Inc.	151,044	4,558,508
The Macerich Co.	32,079	2,759,115
		14,787,815
Real Estate Management & Development - 0.9%
CBRE Group, Inc. (a)	320,571	10,367,266
TOTAL FINANCIALS		337,289,070
HEALTH CARE - 13.1%
Biotechnology - 0.0%
Prothena Corp. PLC (a)	9	204
Health Care Equipment & Supplies - 3.0%
Abbott Laboratories	118,100	5,286,156
Boston Scientific Corp. (a)	887,800	13,148,318
Medtronic PLC	242,283	17,299,006
		35,733,480
Health Care Providers & Services - 3.1%
Anthem, Inc.	71,347	9,628,991
HCA Holdings, Inc. (a)	91,100	6,449,880
McKesson Corp.	20,939	4,452,678
UnitedHealth Group, Inc.	155,700	16,543,125
		37,074,674
Pharmaceuticals - 7.0%
Endo Health Solutions, Inc. (a)	94,167	7,496,635
Jazz Pharmaceuticals PLC (a)	103,568	17,538,205
Johnson & Johnson	238,005	23,833,821
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Pharmaceuticals - continued
Pfizer, Inc.	1,016,938	$ 31,779,313
Shire PLC sponsored ADR	18,900	4,144,014
		84,791,988
TOTAL HEALTH CARE		157,600,346
INDUSTRIALS - 8.8%
Aerospace & Defense - 1.4%
L-3 Communications Holdings, Inc.	77,458	9,536,629
Textron, Inc.	46,511	1,979,508
United Technologies Corp.	49,304	5,659,113
		17,175,250
Air Freight & Logistics - 0.7%
FedEx Corp.	50,541	8,546,989
Building Products - 1.2%
Allegion PLC	263,303	14,220,995
Construction & Engineering - 1.7%
AECOM Technology Corp. (a)	632,872	16,087,606
Jacobs Engineering Group, Inc. (a)	105,511	4,019,969
		20,107,575
Industrial Conglomerates - 2.4%
Danaher Corp.	79,567	6,554,729
General Electric Co.	923,093	22,052,692
		28,607,421
Machinery - 1.3%
Deere & Co.	128,621	10,957,223
Joy Global, Inc.	110,760	4,645,274
		15,602,497
Road & Rail - 0.1%
CSX Corp.	35,000	1,165,500
TOTAL INDUSTRIALS		105,426,227
INFORMATION TECHNOLOGY - 9.2%
Communications Equipment - 1.6%
Cisco Systems, Inc.	731,465	19,285,075
Electronic Equipment & Components - 0.4%
Jabil Circuit, Inc.	262,021	5,400,253
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Internet Software & Services - 1.1%
Google, Inc. Class A (a)	11,600	$ 6,235,580
LendingClub Corp.	9,400	176,438
Yahoo!, Inc. (a)	160,852	7,075,879
		13,487,897
IT Services - 0.6%
Total System Services, Inc.	189,407	6,699,326
Semiconductors & Semiconductor Equipment - 1.6%
Broadcom Corp. Class A	467,249	19,827,711
Software - 2.1%
Microsoft Corp.	417,400	16,862,960
Symantec Corp.	329,895	8,171,499
		25,034,459
Technology Hardware, Storage & Peripherals - 1.8%
EMC Corp.	552,703	14,331,589
Samsung Electronics Co. Ltd.	5,609	6,907,423
		21,239,012
TOTAL INFORMATION TECHNOLOGY		110,973,733
MATERIALS - 2.9%
Chemicals - 2.5%
Agrium, Inc.	71,700	7,649,618
Axiall Corp.	35,594	1,575,035
Eastman Chemical Co.	128,500	9,109,365
LyondellBasell Industries NV Class A	80,351	6,354,961
Methanex Corp.	112,100	4,954,384
		29,643,363
Metals & Mining - 0.4%
Freeport-McMoRan, Inc.	287,088	4,825,949
TOTAL MATERIALS		34,469,312
TELECOMMUNICATION SERVICES - 2.1%
Diversified Telecommunication Services - 1.9%
AT&T, Inc.	597,535	19,670,852
CenturyLink, Inc.	76,703	2,851,051
		22,521,903
Common Stocks - continued
	Shares	Value
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - 0.2%
T-Mobile U.S., Inc. (a)	73,000	$ 2,203,140
TOTAL TELECOMMUNICATION SERVICES		24,725,043
UTILITIES - 6.6%
Electric Utilities - 3.6%
Edison International	131,700	8,975,355
Exelon Corp.	211,700	7,629,668
ITC Holdings Corp.	150,710	6,411,203
NextEra Energy, Inc.	112,700	12,311,348
PPL Corp.	222,800	7,909,400
		43,236,974
Gas Utilities - 0.7%
Atmos Energy Corp.	76,269	4,340,469
National Fuel Gas Co.	71,400	4,528,902
		8,869,371
Independent Power Producers & Renewable Electricity Producers - 0.3%
Dynegy, Inc. (a)	105,300	2,876,796
Multi-Utilities - 2.0%
CMS Energy Corp.	180,900	6,825,357
NiSource, Inc.	192,000	8,305,920
Sempra Energy	80,432	9,001,949
		24,133,226
TOTAL UTILITIES		79,116,367
TOTAL COMMON STOCKS (Cost $971,095,501)		1,140,788,609
U.S. Treasury Obligations - 0.0%
Principal Amount
U.S. Treasury Bills, yield at date of purchase 0.02% to 0.03% 3/12/15 to 4/30/15 (c) (Cost $409,988)	$ 410,000	409,994
Money Market Funds - 4.6%
	Shares	Value
Fidelity Cash Central Fund, 0.13% (b) (Cost $55,566,415)	55,566,415	$ 55,566,415
TOTAL INVESTMENT PORTFOLIO - 99.6% (Cost $1,027,071,904)		1,196,765,018
NET OTHER ASSETS (LIABILITIES) - 0.4%		4,532,877
NET ASSETS - 100%		$ 1,201,297,895
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
159 ICE Russell 1000 Value Index Contracts (United States)	March 2015	$ 15,616,980	$ (217,618)

The face value of futures purchased as a percentage of net assets is 1.3%
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $409,994.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 41,896
Fidelity Securities Lending Cash Central Fund	69,035
Total	$ 110,931
Other Information

The following is a summary of the inputs used, as of January 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 73,612,953	$ 73,612,953	$ -	$ -
Consumer Staples	85,504,550	85,504,550	-	-
Energy	132,071,008	132,071,008	-	-
Financials	337,289,070	337,289,070	-	-
Health Care	157,600,346	157,600,346	-	-
Industrials	105,426,227	105,426,227	-	-
Information Technology	110,973,733	104,066,310	6,907,423	-
Materials	34,469,312	34,469,312	-	-
Telecommunication Services	24,725,043	24,725,043	-	-
Utilities	79,116,367	79,116,367	-	-
U.S. Government and Government Agency Obligations	409,994	-	409,994	-
Money Market Funds	55,566,415	55,566,415	-	-
Total Investments in Securities:	$ 1,196,765,018	$ 1,189,447,601	$ 7,317,417	$ -
Derivative Instruments:
Liabilities
Futures Contracts	$ (217,618)	$ (217,618)	$ -	$ -
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of January 31, 2015. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ -	$ (217,618)
Total Value of Derivatives	$ -	$ (217,618)

(a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	87.7%
Ireland	4.7%
Canada	1.9%
Bermuda	1.8%
Switzerland	1.5%
Others (Individually Less Than 1%)	2.4%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Advisor Series Stock Selector Large Cap Value Fund

Financial Statements

Statement of Assets and Liabilities

	January 31, 2015

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $971,505,489)	$ 1,141,198,603
Fidelity Central Funds (cost $55,566,415)	55,566,415
Total Investments (cost $1,027,071,904)		$ 1,196,765,018
Cash		74,670
Receivable for investments sold		12,489,908
Receivable for fund shares sold		254,558
Dividends receivable		1,008,713
Distributions receivable from Fidelity Central Funds		5,801
Prepaid expenses		2,854
Other receivables		3,800
Total assets		1,210,605,322

Liabilities
Payable for investments purchased	$ 6,959,112
Payable for fund shares redeemed	1,300,638
Accrued management fee	557,332
Payable for daily variation margin for derivative instruments	222,870
Other affiliated payables	216,138
Other payables and accrued expenses	51,337
Total liabilities		9,307,427

Net Assets		$ 1,201,297,895
Net Assets consist of:
Paid in capital		$ 1,005,934,467
Undistributed net investment income		1,872,874
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		24,015,148
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		169,475,406
Net Assets, for 93,724,560 shares outstanding		$ 1,201,297,895
Net Asset Value, offering price and redemption price per share ($1,201,297,895 ÷ 93,724,560 shares)		$ 12.82

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Advisor Series Stock Selector Large Cap Value Fund
Financial Statements - continued

Statement of Operations

	Year ended January 31, 2015

Investment Income
Dividends		$ 25,830,470
Interest		128
Income from Fidelity Central Funds		110,931
Total income		25,941,529

Expenses
Management fee Basic fee	$ 6,786,560
Performance adjustment	(208,206)
Transfer agent fees	2,185,743
Accounting and security lending fees	398,241
Custodian fees and expenses	48,705
Independent trustees' compensation	5,014
Audit	49,517
Legal	3,418
Miscellaneous	8,656
Total expenses before reductions	9,277,648
Expense reductions	(23,596)	9,254,052
Net investment income (loss)		16,687,477
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	82,443,466
Foreign currency transactions	(10,503)
Futures contracts	936,268
Total net realized gain (loss)		83,369,231
Change in net unrealized appreciation (depreciation) on: Investment securities	57,443,786
Assets and liabilities in foreign currencies	(90)
Futures contracts	148,635
Total change in net unrealized appreciation (depreciation)		57,592,331
Net gain (loss)		140,961,562
Net increase (decrease) in net assets resulting from operations		$ 157,649,039

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended January 31, 2015	Year ended January 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 16,687,477	$ 10,068,502
Net realized gain (loss)	83,369,231	53,614,867
Change in net unrealized appreciation (depreciation)	57,592,331	68,048,326
Net increase (decrease) in net assets resulting from operations	157,649,039	131,731,695
Distributions to shareholders from net investment income	(14,803,468)	(10,491,891)
Distributions to shareholders from net realized gain	(69,796,247)	(46,903,270)
Total distributions	(84,599,715)	(57,395,161)
Share transactions Proceeds from sales of shares	148,889,120	439,014,862
Reinvestment of distributions	84,599,715	57,395,161
Cost of shares redeemed	(244,662,964)	(143,884,461)
Net increase (decrease) in net assets resulting from share transactions	(11,174,129)	352,525,562
Total increase (decrease) in net assets	61,875,195	426,862,096

Net Assets
Beginning of period	1,139,422,700	712,560,604
End of period (including undistributed net investment income of $1,872,874 and $0, respectively)	$ 1,201,297,895	$ 1,139,422,700
Other Information Shares
Sold	11,462,225	35,128,957
Issued in reinvestment of distributions	6,395,707	4,708,092
Redeemed	(18,531,039)	(11,927,963)
Net increase (decrease)	(673,107)	27,909,086

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended January 31,	2015	2014	2013G
Selected Per-Share Data
Net asset value, beginning of period	$ 12.07	$ 10.72	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.18	.14	.02
Net realized and unrealized gain (loss)	1.50	1.88	.72
Total from investment operations	1.68	2.02	.74
Distributions from net investment income	(.16)	(.12)	(.02)
Distributions from net realized gain	(.76)	(.55)	-
Total distributions	(.93) I	(.67)	(.02)
Net asset value, end of period	$ 12.82	$ 12.07	$ 10.72
Total ReturnB, C	13.70%	18.79%	7.36%
Ratios to Average Net AssetsE, H
Expenses before reductions	.75%	.78%	.85%A
Expenses net of fee waivers, if any	.75%	.78%	.85%A
Expenses net of all reductions	.75%	.78%	.77%A
Net investment income (loss)	1.35%	1.19%	1.25%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,201,298	$ 1,139,423	$ 712,561
Portfolio turnover rateF	55%	61%	48% J

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period December 6, 2012 (commencement of operations) to January 31, 2013.

H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

I Total distributions of $.93 per share is comprised of distributions from net investment income of $.163 and distributions from net realized gain of $.762 per share.

J Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended January 31, 2015

1. Organization.

Fidelity Advisor Series Equity-Income Fund and Fidelity Advisor Series Stock Selector Large Cap Value Fund (the Funds) are funds of Fidelity Devonshire Trust (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Each Fund is authorized to issue an unlimited number of shares. Shares of the Funds are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as an investment manager.

2. Investments in Fidelity Central Funds.

The Funds invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds held as of period end, if any, as an investment of each Fund, but do not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, each Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

approved by the Board of Trustees (the Board), each Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees each Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Exchange-traded options are valued using the last sale price or, in the absence of a sale, the last offering price and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of January 31, 2015 is included at the end of each applicable Fund's Schedule of Investments.

Foreign Currency. The Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

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Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Funds determine the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of January 31, 2015, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

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3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), partnerships and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation) on securities
Fidelity Advisor Series Equity-Income Fund	$ 1,663,905,174	$ 206,665,964	$ (64,043,457)	$ 142,622,507
Fidelity Advisor Series Stock Selector Large Cap Value Fund	1,027,779,568	200,031,831	(31,046,381)	168,985,450

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Undistributed long-term capital gain	Net unrealized appreciation (depreciation) on securities and other investments
Fidelity Advisor Series Equity-Income Fund	$ 4,909,740	$ 25,283,995	$ 143,678,403
Fidelity Advisor Series Stock Selector Large Cap Value Fund	4,077,634	22,300,435	168,985,360

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Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

January 31, 2015	Ordinary Income	Long-term Capital Gains	Total
Fidelity Advisor Series Equity-Income Fund	$ 66,025,436	$ 30,566,734	$ 96,592,170
Fidelity Advisor Series Stock Selector Large Cap Value Fund	46,956,927	37,642,788	84,599,175
January 31, 2014	Ordinary Income	Long-term Capital Gains	Total
Fidelity Advisor Series Equity-Income Fund	$ 54,730,839	$ 286,887	$ 55,017,726
Fidelity Advisor Series Stock Selector Large Cap Value Fund	56,953,452	441,709	57,395,161

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (the Update). The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Funds' financial statements and related disclosures.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Funds' investment objective allows the Funds to enter into various types of derivative contracts, including futures contracts and options. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Funds used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Funds may not achieve their objectives.

Annual Report

4. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

The Funds' use of derivatives increased or decreased their exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Funds will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Funds. Counterparty credit risk related to exchange-traded futures contracts and exchange-traded options may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Net Realized Gain (Loss) and Change in Net Unrealized Appreciation (Depreciation) on Derivatives. The table below, which reflects the impacts of derivatives on the financial performance of the Funds, summarizes the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Statement of Operations.

Primary Risk Exposure / Derivative Type	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)
Fidelity Advisor Series Equity-Income Fund
Equity Risk
Written Options (a)	$ 2,683,896	$ 959,050
Fidelity Advisor Series Stock Selector Large Cap Value Fund
Equity Risk
Futures Contracts (a)	$ 936,268	$ 148,635

(a) A summary of the value of derivatives by primary risk exposure as of period end is included at the end of the Schedule of Investments.

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Notes to Financial Statements - continued

4. Derivative Instruments - continued

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Fidelity Advisor Series Stock Selector Large Cap Value Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is included in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date.

Fidelity Advisor Series Equity-Income Fund (the Fund) used exchange-traded written covered call options to manage its exposure to the market. When the Fund writes a covered call option, the Fund holds the underlying instrument which must be delivered to the holder upon the exercise of the option.

Upon entering into a written options contract, the Fund will receive a premium. Premiums received are reflected as a liability on the Statement of Assets and Liabilities. Options are valued daily and any unrealized appreciation (depreciation) is reflected on the Statement of Assets and Liabilities. When a written option is exercised, the premium is added to the proceeds from the sale of the underlying instrument in determining the gain or loss realized on that investment. When an option is closed the Fund will realize a gain or loss depending on whether the proceeds or amount paid for the closing sale transaction are greater or less than the premium received. When an option expires, gains

Annual Report

4. Derivative Instruments - continued

Options - continued

and losses are realized to the extent of premiums received. The net realized gain (loss) on closed and expired written options and the change in net unrealized appreciation (depreciation) on written options are reflected separately on the Statement of Operations.

Writing call options tends to decrease exposure to the underlying instrument and risk of loss is the change in value in excess of the premium received.

Any open options at period end are presented in the Schedule of Investments under the caption "Written Options" and are representative of volume of activity during the period.

The following is a summary of the Fund's written options activity:

Written Options	Number of Contracts	Amount of Premiums
Outstanding at beginning of period	14,219	$ 1,062,400
Options Opened	77,720	6,860,490
Options Exercised	(23,519)	(2,019,350)
Options Closed	(18,326)	(1,472,722)
Options Expired	(23,536)	(1,743,356)
Outstanding at end of period	26,558	$ 2,687,462

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Advisor Series Equity-Income Fund	704,683,774	871,884,665
Fidelity Advisor Series Stock Selector Large Cap Value Fund	658,791,509	743,900,637

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and an annualized group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised

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Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee for Fidelity Advisor Series Stock Selector Large Cap Value Fund is subject to a performance adjustment (up to a maximum of ± .20% of each applicable Fund's average net assets over a 36 month performance period.) The upward or downward adjustment to the management fee is based on Fidelity Advisor Series Stock Selector Large Cap Value Fund's relative investment performance as compared to its benchmark index over the same 36 month performance period. For the reporting period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets, including the performance adjustment, if applicable was as follows. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net asset for the reporting and performance periods.

Fund Name	Individual Rate	Group Rate	Total
Fidelity Advisor Series Equity-Income Fund	.20%	.25%	.45%
Fidelity Advisor Series Stock Selector Large Cap Value Fund	.30%	.25%	.53%
Fund Name	Performance Benchmark
Fidelity Advisor Series Stock Selector Large Cap Value Fund	Russell 1000 Value Index

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Funds' transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Fidelity Advisor Series Equity-Income Fund	.18%
Fidelity Advisor Series Stock Selector Large Cap Value Fund	.18%

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains each Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. Certain Funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Advisor Series Equity-Income Fund	$ 5,505
Fidelity Advisor Series Stock Selector Large Cap Value Fund	14,988

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Fidelity Advisor Series Equity-Income Fund	$ 3,424
Fidelity Advisor Series Stock Selector Large Cap Value Fund	2,278

During the period, the Funds did not borrow on this line of credit.

8. Security Lending.

Certain Funds lend portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Funds. On the settlement date of the loan, each applicable Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Funds may apply collateral received from the borrower against the obligation. The Funds may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at

Annual Report

Notes to Financial Statements - continued

8. Security Lending - continued

period end are disclosed on each applicable Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented on each applicable Fund's Statement of Operations as a component of income from Fidelity Central Funds. Security lending activity was as follows:

	Total Security Lending Income	Security Lending Income From Securities Loaned to FCM
Fidelity Advisor Series Equity-Income Fund	$ 101,761	$ -
Fidelity Advisor Series Stock Selector Large Cap Value Fund	69,035	4,392

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of Certain Funds include an amount in addition to trade execution, which may be rebated back to the Funds to offset certain expenses. All of the applicable expense reductions are noted in the table below.

	Brokerage Service reduction	Custody expense reduction
Fidelity Advisor Series Equity-Income Fund	$ 33,403	$ 4
Fidelity Advisor Series Stock Selector Large Cap Value Fund	23,596	-

10. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Funds.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Devonshire Trust and Shareholders of Fidelity Advisor Series Equity-Income Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Series Equity-Income Fund (the Fund), a fund of Fidelity Devonshire Trust, including the schedule of investments, as of January 31, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from December 6, 2012 (commencement of operations) to January 31, 2013. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of January 31, 2015, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Series Equity-Income Fund as of January 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from December 6, 2012 (commencement of operations) to January 31, 2013, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

March 20, 2015

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Devonshire Trust and the Shareholders of Fidelity Advisor Series Stock Selector Large Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Series Stock Selector Large Cap Value Fund (a fund of Fidelity Devonshire Trust) at January 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the periods indicated and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Series Stock Selector Large Cap Value Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

March 20, 2015

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Each of the Trustees oversees 174 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Funds' Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse

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Trustees and Officers - continued

experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Funds' Trustees."

Annual Report

The funds' Statements of Additional Information (SAIs) include more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (2009-present), and Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (2009-2014), a Director of FMR (2007-2014), and a Director of FMR Co., Inc. (2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (2014-present), Director of Fidelity SelectCo, LLC (2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2002 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (2013-present), Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (2008-present) and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Thomas C. Hense (1964)
Year of Election or Appointment: 2008/2010 Vice President

Mr. Hense also serves as Vice President of other funds (High Income (2008), Small Cap (2008), and Value (2010) funds). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (2014-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Melissa M. Reilly (1971)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds
Ms. Reilly also serves as Vice President of other funds. Ms. Reilly is an employee of Fidelity Investments (2004-present).
Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc., Fidelity Investments Money Management, Inc., Fidelity Management & Research (Japan) Limited, Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), Fidelity Management & Research Company, Pyramis Global Advisors, LLC, and Strategic Advisers, Inc., Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Advisor Series Equity-Income Fund	03/16/15	03/13/15	$0.000	$0.187
Fidelity Advisor Series Stock Selector Large Cap Value Fund	03/16/15	03/13/15	$0.021	$0.262

The funds hereby designate as a capital gain dividend the amounts noted below for the taxable year ended January 31, 2015 or, if subsequently determined to be different, the net capital gain of such year.

Fidelity Advisor Series Equity-Income Fund	$54,394,457
Fidelity Advisor Series Stock Selector Large Cap Value Fund	$57,633,946

A percentage of the dividends distributed during the fiscal year for the following fund was derived from interest on U.S. Government securities which is generally exempt from state income tax.

Fidelity Advisor Series Equity-Income Fund	0.04%

A percentage of the dividends distributed during the fiscal year for the following funds qualifies for the dividends-received deduction for corporate shareholders:

	March 2014	April 2014	July 2014	October 2014	December 2014
Fidelity Advisor Series Equity-Income Fund	66%	69%	70%	70%	70%
Fidelity Advisor Series Stock Selector Large Cap Value Fund	10%	0%	0%	0%	52%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of a maximum rate under 1(h) (11) of the Internal Revenue Code.

	March 2014	April 2014	July 2014	October 2014	December 2014
Fidelity Advisor Series Equity-Income Fund	62%	72%	74%	74%	74%
Fidelity Advisor Series Stock Selector Large Cap Value Fund	9%	0%	0%	0%	58%

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodians

The Northern Trust Company

Chicago, IL
Fidelity Advisor Series Equity-Income Fund

State Street Bank and Trust Company

Quincy, MA
Fidelity Advisor Series Stock Selector Large Cap Value Fund

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

AEDTI-ALDTI-ANN-0315
1.956891.102

Fidelity®

Equity-Income

Fund

Annual Report

January 31, 2015

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended January 31, 2015	Past 1 year	Past 5 years	Past 10 years
Fidelity® Equity-Income Fund	8.53%	12.18%	5.53%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Equity-Income Fund, a class of the fund, on January 31, 2005. The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: The U.S. stock market closed near an all-time high for the 12 months ending January 31, 2015, supported by low interest rates and the relative strength of the U.S. economy. The large-cap S&P 500® Index returned 14.22%. Growth stocks in the index outperformed value-oriented names. The tech-heavy Nasdaq Composite Index® returned 14.30%, while the small-cap Russell 2000® Index returned a relatively lackluster 4.41% amid worries about growth and valuation that persisted for much of the period. Within S&P 500® sectors, utilities (+28%) was the top performer, as the traditionally defensive sector led the advance. Health care (+26%), a much larger index component, also gained strongly, as did consumer staples (+21%) and information technology (+18%). Conversely, energy (-6%) suffered substantial weakness, reflecting a sharp drop in crude prices beginning in June, attributed to weaker global demand and a U.S. supply boom driven by shale drilling. Volatility spiked to a three-year high in October amid economic growth concerns and Ebola fears, as well as unrest in Syria, Iraq and Ukraine. Yet the index finished well above its mid-October nadir for the period, bolstered by the relative economic strength of the U.S., which marked a six-year low in its unemployment rate, and consumer optimism that reached an 11-year high.

Comments from James Morrow, Lead Portfolio Manager of Fidelity® Equity-Income Fund: For the year, the fund's Retail Class shares gained 8.53%, lagging the 12.19% advance of the benchmark Russell 3000® Value Index. Compared with the Russell index, the fund was hurt by underweightings in utilities and real estate investment trusts (REITs), two high-yielding categories rewarded by investors in a low-interest-rate environment. On an individual basis, stock selection in information technology hurt the return, especially an out-of-benchmark position in technology consulting company IBM. In my opinion, the market was too quick to seize on IBM's business challenges and too slow to recognize its long-term opportunities. Another relative detractor was semiconductor maker Intel, a benchmark component that gained 39% but, unfortunately, we did not hold because the stock did not fit my strategy. The fund's cash stake, which increased during the period, also meaningfully detracted. Unfortunately, as the market became more expensive, I was finding it easier to sell stocks than buy them. On the positive side, stock picking was strongest in consumer staples. High-yielding tobacco stocks Lorillard and Reynolds American, two companies that agreed to merge last summer, and Altria Group benefited from investors' desire for income amid low interest rates. Lorillard was not in the benchmark.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2014 to January 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense RatioB	Beginning Account Value August 1, 2014	Ending Account Value January 31, 2015	Expenses Paid During Period* August 1, 2014 to January 31, 2015
Equity-Income	.63%
Actual		$ 1,000.00	$ 990.90	$ 3.16
HypotheticalA		$ 1,000.00	$ 1,022.03	$ 3.21
Class K	.52%
Actual		$ 1,000.00	$ 991.60	$ 2.61
HypotheticalA		$ 1,000.00	$ 1,022.58	$ 2.65

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of January 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Johnson & Johnson*	3.9	2.0
JPMorgan Chase & Co.	3.6	4.1
General Electric Co.	3.1	2.2
Chevron Corp.*	2.4	3.0
Procter & Gamble Co.	2.3	1.9
Cisco Systems, Inc.	2.0	2.5
United Parcel Service, Inc. Class B	2.0	1.5
Wells Fargo & Co.	1.9	1.7
Pfizer, Inc.*	1.9	0.9
KKR & Co. LP	1.7	1.5
	24.8
* Security or a portion of the security is pledged as collateral for call options written.
Top Five Market Sectors as of January 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	24.6	24.3
Health Care	11.4	9.0
Industrials	11.0	8.7
Information Technology	10.7	12.7
Energy	9.3	15.4
Asset Allocation (% of fund's net assets)
As of January 31, 2015*		As of July 31, 2014**
	Stocks 89.2%		Stocks 91.1%
	Bonds 0.3%		Bonds 0.2%
	Convertible Securities 3.8%		Convertible Securities 4.4%
	Other Investments 0.3%		Other Investments 0.6%
	Short-Term Investments and Net Other Assets (Liabilities) 6.4%		Short-Term Investments and Net Other Assets (Liabilities) 3.7%
* Foreign investments	11.3%	** Foreign investments	12.7%
* Written Options	(0.1)%	** Written Options	0.0%

Annual Report

Investments January 31, 2015

Showing Percentage of Net Assets

Common Stocks - 89.0%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 8.3%
Auto Components - 0.1%
Gentex Corp.	335,246	$ 5,595
Automobiles - 0.1%
Ford Motor Co.	571,760	8,411
Diversified Consumer Services - 0.2%
H&R Block, Inc.	402,200	13,787
Hotels, Restaurants & Leisure - 2.4%
Darden Restaurants, Inc. (h)	997,400	61,220
Dunkin' Brands Group, Inc.	381,800	18,063
McDonald's Corp. (h)	647,687	59,872
Texas Roadhouse, Inc. Class A	711,367	23,895
Yum! Brands, Inc.	759,479	54,895
		217,945
Household Durables - 0.3%
M.D.C. Holdings, Inc.	476,500	11,913
Tupperware Brands Corp.	223,200	15,091
		27,004
Leisure Products - 0.1%
Mattel, Inc.	385,500	10,370
Media - 1.9%
Atresmedia Corporacion de Medios de Comunicacion SA	344,564	5,069
Comcast Corp. Class A	2,633,179	139,940
ITV PLC	1,737,500	5,757
Sinclair Broadcast Group, Inc. Class A	701,583	17,357
Time Warner Cable, Inc.	29,700	4,043
		172,166
Multiline Retail - 1.9%
Kohl's Corp.	720,524	43,030
Macy's, Inc.	380,000	24,274
Target Corp. (h)	1,411,209	103,879
		171,183
Specialty Retail - 1.0%
AutoZone, Inc. (a)	15,600	9,313
Foot Locker, Inc.	536,435	28,549
GNC Holdings, Inc.	439,300	19,479
Lewis Group Ltd.	1,022,000	7,965
PetSmart, Inc.	238,500	19,487
		84,793
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Textiles, Apparel & Luxury Goods - 0.3%
Japan Tobacco, Inc.	1,110,300	$ 30,241
TOTAL CONSUMER DISCRETIONARY		741,495
CONSUMER STAPLES - 9.1%
Beverages - 1.3%
Anheuser-Busch InBev SA NV ADR	189,700	23,157
Dr. Pepper Snapple Group, Inc.	135,400	10,462
Molson Coors Brewing Co. Class B	623,595	47,350
PepsiCo, Inc.	265,509	24,899
The Coca-Cola Co.	172,503	7,102
		112,970
Food & Staples Retailing - 2.2%
CVS Health Corp.	955,400	93,782
Rami Levi Chain Stores Hashikma Marketing 2006 Ltd.	190,904	7,556
Tesco PLC	2,275,700	7,696
Wal-Mart Stores, Inc.	533,791	45,362
Walgreens Boots Alliance, Inc.	581,220	42,865
		197,261
Food Products - 1.1%
B&G Foods, Inc. Class A	385,367	11,499
Hilton Food Group PLC	1,250,632	7,403
Kellogg Co.	1,174,091	76,997
		95,899
Household Products - 2.3%
Procter & Gamble Co.	2,492,497	210,093
Tobacco - 2.2%
British American Tobacco PLC (United Kingdom)	155,200	8,756
Lorillard, Inc.	1,356,271	88,985
Philip Morris International, Inc.	678,678	54,457
Reynolds American, Inc. (h)	634,341	43,103
		195,301
TOTAL CONSUMER STAPLES		811,524
ENERGY - 8.8%
Energy Equipment & Services - 0.6%
Ensco PLC Class A	870,206	24,401
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Energy Equipment & Services - continued
National Oilwell Varco, Inc.	320,924	$ 17,468
Oceaneering International, Inc.	200,900	10,519
		52,388
Oil, Gas & Consumable Fuels - 8.2%
Access Midstream Partners LP	321,372	16,631
Anadarko Petroleum Corp.	478,432	39,112
Apache Corp.	821,401	51,395
BG Group PLC	1,513,100	20,182
Cameco Corp.	693,200	9,754
Chevron Corp. (h)	2,081,172	213,383
CONSOL Energy, Inc.	869,734	25,179
Foresight Energy LP	451,900	6,959
HollyFrontier Corp.	220,732	7,929
Imperial Oil Ltd.	64,900	2,413
Kinder Morgan, Inc.	990,100	40,644
Legacy Reserves LP	1,347,600	13,099
Markwest Energy Partners LP	856,477	50,472
Royal Dutch Shell PLC Class A sponsored ADR	539,313	33,141
Suncor Energy, Inc.	2,687,900	80,170
The Williams Companies, Inc.	2,524,243	110,713
Williams Partners LP	371,000	15,734
		736,910
TOTAL ENERGY		789,298
FINANCIALS - 23.6%
Banks - 10.8%
Bank of America Corp.	3,751,800	56,840
CIT Group, Inc.	271,200	11,884
Comerica, Inc.	861,172	35,739
First Niagara Financial Group, Inc.	1,087,400	8,830
FirstMerit Corp.	1,574,026	25,790
JPMorgan Chase & Co.	5,951,282	323,631
Lakeland Financial Corp.	216,400	8,167
M&T Bank Corp.	753,678	85,286
National Penn Bancshares, Inc.	408,962	3,967
Nordea Bank AB	623,000	7,928
PNC Financial Services Group, Inc.	237,200	20,053
Standard Chartered PLC (United Kingdom)	1,534,758	20,521
SunTrust Banks, Inc.	1,598,200	61,403
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Banks - continued
Svenska Handelsbanken AB (A Shares)	209,800	$ 9,960
TCF Financial Corp.	240,300	3,532
U.S. Bancorp	2,515,522	105,426
Valley National Bancorp (e)	852,100	7,737
Wells Fargo & Co.	3,322,250	172,491
		969,185
Capital Markets - 5.7%
Apollo Global Management LLC Class A	604,060	15,023
Apollo Investment Corp.	3,873,841	27,582
Ares Capital Corp.	1,626,174	27,076
Ares Management LP	859,700	16,326
AURELIUS AG	259,590	10,411
Carlyle Group LP	434,200	11,419
Greenhill & Co., Inc.	271,183	10,001
KKR & Co. LP	6,344,665	152,335
Morgan Stanley	943,331	31,894
Pershing Square Holdings Ltd. (a)	126,488	3,136
State Street Corp.	597,499	42,727
The Blackstone Group LP	3,951,732	147,558
TPG Specialty Lending, Inc.	603,919	10,557
		506,045
Consumer Finance - 0.1%
Capital One Financial Corp.	79,900	5,849
Diversified Financial Services - 0.1%
McGraw Hill Financial, Inc.	101,600	9,087
Insurance - 4.0%
ACE Ltd.	700,927	75,672
Allied World Assurance Co.	485,000	18,755
MetLife, Inc.	2,420,638	112,560
Prudential Financial, Inc.	495,077	37,566
The Chubb Corp.	616,763	60,381
The Travelers Companies, Inc.	523,200	53,795
		358,729
Real Estate Investment Trusts - 2.8%
American Capital Agency Corp.	1,667,463	35,934
American Homes 4 Rent (f)	400,011	6,676
American Tower Corp.	87,100	8,444
Annaly Capital Management, Inc.	3,032,613	32,024
Coresite Realty Corp.	360,064	15,774
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Real Estate Investment Trusts - continued
Cousins Properties, Inc.	1,137,400	$ 12,557
Duke Realty LP	909,300	19,850
First Potomac Realty Trust	1,796,025	22,989
Home Properties, Inc.	393,169	27,718
Piedmont Office Realty Trust, Inc. Class A	681,500	13,310
Retail Properties America, Inc.	1,021,371	18,068
Sabra Health Care REIT, Inc.	354,500	11,592
Two Harbors Investment Corp.	1,664,878	17,182
Ventas, Inc.	161,403	12,882
		255,000
Thrifts & Mortgage Finance - 0.1%
Radian Group, Inc.	528,345	8,327
TOTAL FINANCIALS		2,112,222
HEALTH CARE - 10.5%
Biotechnology - 0.4%
Amgen, Inc. (h)	257,500	39,207
Health Care Equipment & Supplies - 1.6%
Baxter International, Inc.	466,300	32,786
DENTSPLY International, Inc.	293,900	14,702
Medtronic PLC	851,756	60,815
Meridian Bioscience, Inc.	753,042	13,028
St. Jude Medical, Inc.	251,077	16,538
		137,869
Health Care Providers & Services - 0.5%
UnitedHealth Group, Inc.	412,020	43,777
Pharmaceuticals - 8.0%
AbbVie, Inc.	240,400	14,508
Astellas Pharma, Inc.	2,379,400	36,751
GlaxoSmithKline PLC	3,133,600	68,998
Johnson & Johnson (h)	3,459,648	346,444
Merck & Co., Inc.	675,294	40,707
Pfizer, Inc. (h)	5,398,679	168,709
Roche Holding AG (participation certificate)	34,219	9,223
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Pharmaceuticals - continued
Sanofi SA	262,514	$ 24,188
Teva Pharmaceutical Industries Ltd. sponsored ADR	181,100	10,297
		719,825
TOTAL HEALTH CARE		940,678
INDUSTRIALS - 10.7%
Aerospace & Defense - 1.7%
The Boeing Co.	328,200	47,710
United Technologies Corp.	920,320	105,634
		153,344
Air Freight & Logistics - 2.4%
C.H. Robinson Worldwide, Inc.	293,256	20,886
PostNL NV (a)	5,137,900	18,724
United Parcel Service, Inc. Class B	1,777,473	175,685
		215,295
Airlines - 0.1%
Copa Holdings SA Class A	131,400	14,127
Commercial Services & Supplies - 0.5%
Intrum Justitia AB	378,147	10,077
KAR Auction Services, Inc.	751,400	25,630
Republic Services, Inc.	225,267	8,939
		44,646
Electrical Equipment - 0.7%
Eaton Corp. PLC	603,600	38,081
Emerson Electric Co.	304,487	17,337
Vestas Wind Systems A/S (a)	134,100	5,264
		60,682
Industrial Conglomerates - 3.3%
Danaher Corp.	113,300	9,334
General Electric Co.	11,526,760	275,374
Roper Industries, Inc.	55,600	8,581
Siemens AG	9	1
		293,290
Machinery - 0.8%
Cummins, Inc.	100,600	14,030
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Machinery - continued
Deere & Co.	398,200	$ 33,923
Stanley Black & Decker, Inc.	296,278	27,746
		75,699
Professional Services - 0.2%
Acacia Research Corp. (e)	821,191	10,281
Bureau Veritas SA	392,327	8,346
		18,627
Road & Rail - 0.6%
Daqin Railway Co. Ltd. (A Shares)	9,266,700	15,636
Union Pacific Corp.	322,552	37,806
		53,442
Trading Companies & Distributors - 0.4%
Watsco, Inc.	296,700	32,299
TOTAL INDUSTRIALS		961,451
INFORMATION TECHNOLOGY - 10.2%
Communications Equipment - 2.4%
Cisco Systems, Inc.	6,986,286	184,193
QUALCOMM, Inc.	562,116	35,110
		219,303
Electronic Equipment & Components - 0.7%
Hitachi Ltd.	1,939,000	14,644
Hoya Corp.	359,700	13,939
TE Connectivity Ltd.	470,532	31,239
		59,822
Internet Software & Services - 0.7%
Google, Inc. Class A (a)	44,000	23,652
Yahoo!, Inc. (a)(h)	956,400	42,072
		65,724
IT Services - 2.4%
IBM Corp.	864,734	132,572
Paychex, Inc.	1,782,557	80,679
		213,251
Semiconductors & Semiconductor Equipment - 1.6%
Applied Materials, Inc. (h)	2,465,582	56,314
Broadcom Corp. Class A	1,406,229	59,673
Maxim Integrated Products, Inc.	550,200	18,206
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
MediaTek, Inc.	488,000	$ 7,367
Xilinx, Inc.	94,300	3,638
		145,198
Software - 1.4%
Exact Holdings NV	244,915	8,817
Microsoft Corp. (h)	2,988,216	120,724
		129,541
Technology Hardware, Storage & Peripherals - 1.0%
EMC Corp.	1,879,362	48,732
First Data Holdings, Inc. Class B (j)	9,280,230	31,182
NEC Corp.	2,060,000	5,819
		85,733
TOTAL INFORMATION TECHNOLOGY		918,572
MATERIALS - 1.2%
Chemicals - 0.6%
LyondellBasell Industries NV Class A	96,700	7,648
Potash Corp. of Saskatchewan, Inc.	750,000	27,304
Tronox Ltd. Class A	677,135	14,315
		49,267
Metals & Mining - 0.6%
Commercial Metals Co.	983,766	13,202
Freeport-McMoRan, Inc.	1,344,992	22,609
Nucor Corp.	337,700	14,741
SunCoke Energy Partners LP	252,310	6,280
		56,832
TOTAL MATERIALS		106,099
TELECOMMUNICATION SERVICES - 3.3%
Diversified Telecommunication Services - 2.6%
AT&T, Inc.	2,472,789	81,404
Bezeq The Israel Telecommunication Corp. Ltd.	3,169,500	5,063
TDC A/S	1,664,800	12,345
Verizon Communications, Inc.	2,981,949	136,305
		235,117
Common Stocks - continued
	Shares	Value (000s)
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - 0.7%
Vodafone Group PLC	18,548,927	$ 65,227
TOTAL TELECOMMUNICATION SERVICES		300,344
UTILITIES - 3.3%
Electric Utilities - 3.1%
American Electric Power Co., Inc.	1,203,382	75,584
Exelon Corp.	1,707,400	61,535
PPL Corp. (h)	859,286	30,505
Southern Co. (h)	1,479,877	75,059
Xcel Energy, Inc.	999,035	37,494
		280,177
Independent Power and Renewable Electricity Producers - 0.2%
Abengoa Yield PLC	417,400	13,741
TOTAL UTILITIES		293,918
TOTAL COMMON STOCKS (Cost $6,852,152)		7,975,601
Preferred Stocks - 1.4%

Convertible Preferred Stocks - 1.2%
ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Southwestern Energy Co. Series B 6.25% (a)	96,400	5,230
FINANCIALS - 0.2%
Banks - 0.0%
Wells Fargo & Co. 7.50%	3,800	4,723
Real Estate Investment Trusts - 0.2%
Crown Castle International Corp. 4.50%	152,800	16,628
TOTAL FINANCIALS		21,351
HEALTH CARE - 0.1%
Health Care Equipment & Supplies - 0.1%
Alere, Inc. 3.00%	38,057	11,760
Preferred Stocks - continued
	Shares	Value (000s)
Convertible Preferred Stocks - continued
INDUSTRIALS - 0.1%
Aerospace & Defense - 0.1%
United Technologies Corp. 7.50%	184,400	$ 11,053
TELECOMMUNICATION SERVICES - 0.1%
Wireless Telecommunication Services - 0.1%
T-Mobile U.S., Inc. Series A 5.50% (a)	188,400	10,744
UTILITIES - 0.6%
Electric Utilities - 0.2%
Exelon Corp. 6.50%	70,500	3,691
NextEra Energy, Inc. Series E, 5.599%	233,300	16,665
		20,356
Independent Power Producers & Renewable Electricity Producers - 0.1%
Dynegy, Inc. 5.375%	37,000	3,830
Multi-Utilities - 0.3%
CenterPoint Energy, Inc. 2.00% ZENS	270,500	16,585
Dominion Resources, Inc.:
6.375%	114,700	5,932
Series B, 6.00%	36,600	2,217
		24,734
TOTAL UTILITIES		48,920
TOTAL CONVERTIBLE PREFERRED STOCKS		109,058
Nonconvertible Preferred Stocks - 0.2%
FINANCIALS - 0.2%
Consumer Finance - 0.2%
Ally Financial, Inc.:
7.00% (f)	9,594	9,594
Series A, 8.50%	233,580	6,162
		15,756
TOTAL PREFERRED STOCKS (Cost $108,830)		124,814
Corporate Bonds - 2.9%
		Principal Amount (000s) (d)	Value (000s)
Convertible Bonds - 2.6%
CONSUMER DISCRETIONARY - 0.3%
Automobiles - 0.1%
Volkswagen International Finance NV 5.5% 11/9/15 (f)	EUR	9,200	$ 12,158
Household Durables - 0.1%
Lennar Corp. 3.25% 11/15/21 (f)		3,490	6,744
Media - 0.1%
Liberty Media Corp. 3.5% 1/15/31		11,170	5,926
TOTAL CONSUMER DISCRETIONARY			24,828
CONSUMER STAPLES - 0.2%
Tobacco - 0.2%
Vector Group Ltd. 7.5% 1/15/19 (i)		11,100	15,737
ENERGY - 0.4%
Oil, Gas & Consumable Fuels - 0.4%
Amyris, Inc. 3% 2/27/17		2,101	1,798
Chesapeake Energy Corp. 2.5% 5/15/37		13,845	13,430
Clean Energy Fuels Corp. 5.25% 10/1/18 (f)		3,460	2,372
Scorpio Tankers, Inc. 2.375% 7/1/19 (f)		12,040	10,964
Ship Finance International Ltd. 3.25% 2/1/18		9,290	8,811
			37,375
FINANCIALS - 0.5%
Capital Markets - 0.1%
Ares Capital Corp. 5.75% 2/1/16		4,750	4,893
Insurance - 0.2%
Fidelity National Financial, Inc. 4.25% 8/15/18		8,480	16,260
Thrifts & Mortgage Finance - 0.2%
MGIC Investment Corp. 9% 4/1/63 (f)		17,382	21,945
TOTAL FINANCIALS			43,098
HEALTH CARE - 0.6%
Health Care Providers & Services - 0.6%
HealthSouth Corp. 2% 12/1/43		12,004	14,697
WellPoint, Inc. 2.75% 10/15/42		19,950	36,421
			51,118
Corporate Bonds - continued
		Principal Amount (000s) (d)	Value (000s)
Convertible Bonds - continued
HEALTH CARE - continued
Pharmaceuticals - 0.0%
Jazz Investments I Ltd. 1.875% 8/15/21 (f)		$ 3,930	$ 4,561
TOTAL HEALTH CARE			55,679
INFORMATION TECHNOLOGY - 0.5%
Communications Equipment - 0.3%
InterDigital, Inc. 2.5% 3/15/16		13,660	14,719
Liberty Interactive LLC 0.75% 3/30/43		6,730	8,749
			23,468
Semiconductors & Semiconductor Equipment - 0.1%
GT Advanced Technologies, Inc.:
3% 10/1/17 (k)		5,850	2,252
3% 12/15/20 (k)		8,460	3,257
Intel Corp. 3.25% 8/1/39		4,020	6,535
			12,044
Software - 0.1%
TiVo, Inc.:
2% 10/1/21 (f)		5,960	5,461
4% 3/15/16 (f)		2,555	2,860
			8,321
TOTAL INFORMATION TECHNOLOGY			43,833
UTILITIES - 0.1%
Electric Utilities - 0.1%
NRG Yield, Inc. 3.5% 2/1/19 (f)		8,590	10,275
TOTAL CONVERTIBLE BONDS			230,825
Nonconvertible Bonds - 0.3%
CONSUMER DISCRETIONARY - 0.0%
Media - 0.0%
Altice SA 7.625% 2/15/25 (f)		445	445
FINANCIALS - 0.0%
Real Estate Management & Development - 0.0%
CBRE Group, Inc. 5.25% 3/15/25		500	530
Corporate Bonds - continued
		Principal Amount (000s) (d)	Value (000s)
Nonconvertible Bonds - continued
HEALTH CARE - 0.1%
Health Care Providers & Services - 0.1%
HCA Holdings, Inc. 4.25% 10/15/19		$ 11,730	$ 12,067
INDUSTRIALS - 0.1%
Commercial Services & Supplies - 0.1%
APX Group, Inc. 8.75% 12/1/20		6,765	5,513
MATERIALS - 0.1%
Metals & Mining - 0.1%
JMC Steel Group, Inc. 8.25% 3/15/18 (f)		6,350	5,255
Walter Energy, Inc. 8.5% 4/15/21		7,720	1,004
			6,259
TELECOMMUNICATION SERVICES - 0.0%
Wireless Telecommunication Services - 0.0%
T-Mobile U.S.A., Inc. 6.5% 1/15/24		3,435	3,564
UTILITIES - 0.0%
Independent Power Producers & Renewable Electricity Producers - 0.0%
Dynegy Finance I, Inc./Dynegy Finance II, Inc. 7.375% 11/1/22 (f)		5,140	5,307
TOTAL NONCONVERTIBLE BONDS			33,685
TOTAL CORPORATE BONDS (Cost $256,357)			264,510
Bank Loan Obligations - 0.2%

HEALTH CARE - 0.1%
Health Care Providers & Services - 0.1%
HCA Holdings, Inc. Tranche B 4LN, term loan 3.0051% 5/1/18 (i)		7,815	7,806
INDUSTRIALS - 0.1%
Machinery - 0.1%
Generac Power Systems, Inc. Tranche B, term loan 3.25% 5/31/20 (i)		7,740	7,586
Bank Loan Obligations - continued
		Principal Amount (000s) (d)	Value (000s)
TELECOMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
Virgin Media Finance PLC Tranche B, term loan 3.5% 6/7/20 (i)		$ 2,610	$ 2,561
TOTAL BANK LOAN OBLIGATIONS (Cost $17,985)			17,953
Preferred Securities - 0.1%

FINANCIALS - 0.1%
Diversified Financial Services - 0.1%
Baggot Securities Ltd. 10.24% (f)(g) (Cost $6,128)	EUR	3,990	5,179
Money Market Funds - 6.6%
	Shares
Fidelity Cash Central Fund, 0.13% (b)	579,943,992	579,944
Fidelity Securities Lending Cash Central Fund, 0.14% (b)(c)	10,807,950	10,808
TOTAL MONEY MARKET FUNDS (Cost $590,752)		590,752
TOTAL INVESTMENT PORTFOLIO - 100.2% (Cost $7,832,204)		8,978,809
NET OTHER ASSETS (LIABILITIES) - (0.2)%		(20,790)
NET ASSETS - 100%		$ 8,958,019
Written Options
	Expiration Date/Exercise Price	Number of Contracts	Premium (000s)	Value (000s)
Call Options
Amgen, Inc.	4/17/15 - $160.00	390	$ 263	$ (165)
Applied Materials, Inc.	4/17/15 - $26.00	7,719	629	(320)
Chevron Corp.	6/19/15 - $120.00	5,607	713	(303)
Darden Restaurants, Inc.	4/17/15 - $60.00	3,932	1,089	(1,277)
Johnson & Johnson	4/17/15 - $110.00	17,298	2,109	(458)
McDonald's Corp.	3/20/15 - $100.00	3,238	279	(100)
Microsoft Corp.	3/20/15 - $50.00	14,191	957	(22)
Pfizer, Inc.	4/17/15 - $35.00	26,343	821	(303)
PPL Corp.	4/17/15 - $36.00	8,517	631	(703)
Reynolds American, Inc.	5/15/15 - $67.50	3,355	667	(1,007)
Southern Co.	5/15/15 - $50.00	10,994	1,595	(1,902)
Target Corp.	4/17/15 - $80.00	4,635	807	(362)
Yahoo!, Inc.	3/20/15 - $55.00	6,461	816	(52)
TOTAL WRITTEN OPTIONS			$ 11,376	$ (6,974)
Currency Abbreviations
EUR	-	European Monetary Unit
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Amount is stated in United States dollars unless otherwise noted.
(e) Security or a portion of the security is on loan at period end.

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $109,796,000 or 1.2% of net assets.

(g) Security is perpetual in nature with no stated maturity date.
(h) Security or a portion of the security is pledged as collateral for call options written. At period end, the value of securities pledged amounted to $622,364,000.
(i) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

(j) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $31,182,000 or 0.3% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
First Data Holdings, Inc. Class B	6/26/14	$ 37,121
(k) Non-income producing - Security is in default.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 319
Fidelity Securities Lending Cash Central Fund	514
Total	$ 833
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Income	Value, end of period
EQTY ER Holdings, LLC 12% 1/28/18	$ 22,667	$ -	$ 22,667	$ 1,394	$ -
EQTY ER Holdings, LLC	10,312	-	22,050	-	-
Total	$ 32,979	$ -	$ 44,717	$ 1,394	$ -
Other Information

The following is a summary of the inputs used, as of January 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 741,495	$ 703,289	$ 38,206	$ -
Consumer Staples	811,524	795,072	16,452	-
Energy	794,528	774,346	20,182	-
Financials	2,149,329	2,139,735	9,594	-
Health Care	952,438	813,278	139,160	-
Industrials	972,504	956,867	15,637	-
Information Technology	918,572	845,621	41,769	31,182
Materials	106,099	106,099	-	-
Telecommunication Services	311,088	245,861	65,227	-
Utilities	342,838	309,588	33,250	-
Corporate Bonds	264,510	-	264,510	-
Bank Loan Obligations	17,953	-	17,953	-
Preferred Securities	5,179	-	5,179	-
Money Market Funds	590,752	590,752	-	-
Total Investments in Securities:	$ 8,978,809	$ 8,280,508	$ 667,119	$ 31,182
Derivative Instruments:
Liabilities
Written Options	$ (6,974)	$ (6,974)	$ -	$ -
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of January 31, 2015. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value (Amounts in thousands)
	Asset	Liability
Equity Risk
Written Options (a)	$ -	$ (6,974)
Total Value of Derivatives	$ -	$ (6,974)
(a) Gross value is presented in the Statement of Assets and Liabilities in the written options, at value line-item.
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	88.7%
United Kingdom	3.2%
Switzerland	1.4%
Canada	1.3%
Ireland	1.2%
Japan	1.2%
Others (Individually Less Than 1%)	3.0%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	January 31, 2015
Assets
Investment in securities, at value (including securities loaned of $9,971) - See accompanying schedule: Unaffiliated issuers (cost $7,241,452)	$ 8,388,057
Fidelity Central Funds (cost $590,752)	590,752
Total Investments (cost $7,832,204)		$ 8,978,809
Cash		285
Receivable for investments sold		63,310
Receivable for fund shares sold		5,275
Dividends receivable		15,613
Interest receivable		3,014
Distributions receivable from Fidelity Central Funds		60
Prepaid expenses		15
Other receivables		1,006
Total assets		9,067,387

Liabilities
Payable for investments purchased	$ 80,027
Payable for fund shares redeemed	5,969
Accrued management fee	3,434
Written options, at value (premium received $11,376)	6,974
Other affiliated payables	1,161
Other payables and accrued expenses	995
Collateral on securities loaned, at value	10,808
Total liabilities		109,368

Net Assets		$ 8,958,019
Net Assets consist of:
Paid in capital		$ 7,480,573
Undistributed net investment income		55,326
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		271,321
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,150,799
Net Assets		$ 8,958,019

See accompanying notes which are an integral part of the financial statements.

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Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	January 31, 2015
Equity-Income: Net Asset Value, offering price and redemption price per share ($6,685,633 ÷ 116,750.3 shares)	$ 57.26

Class K: Net Asset Value, offering price and redemption price per share ($2,272,386 ÷ 39,695.5 shares)	$ 57.25

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended January 31, 2015
Investment Income
Dividends		$ 288,653
Special dividends		76,181
Interest (Including $1,394 earned from other affiliated issuers)		13,857
Income from Fidelity Central Funds		833
Total income		379,524

Expenses
Management fee	$ 43,466
Transfer agent fees	12,763
Accounting and security lending fees	1,277
Custodian fees and expenses	218
Independent compensation	42
Appreciation in deferred trustee compensation account	1
Registration fees	92
Audit	139
Legal	39
Miscellaneous	77
Total expenses before reductions	58,114
Expense reductions	(205)	57,909
Net investment income (loss)		321,615
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	715,865
Other affiliated issuers	10,717
Foreign currency transactions	(659)
Written options	11,677
Total net realized gain (loss)		737,600
Change in net unrealized appreciation (depreciation) on: Investment securities	(251,786)
Assets and liabilities in foreign currencies	84
Written options	4,299
Total change in net unrealized appreciation (depreciation)		(247,403)
Net gain (loss)		490,197
Net in net assets resulting from operations		$ 811,812

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended January 31, 2015	Year ended January 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 321,615	$ 220,240
Net realized gain (loss)	737,600	1,036,639
Change in net unrealized appreciation (depreciation)	(247,403)	189,172
Net increase (decrease) in net assets resulting from operations	811,812	1,446,051
Distributions to shareholders from net investment income	(254,884)	(223,502)
Distributions to shareholders from net realized gain	(408,467)	-
Total distributions	(663,351)	(223,502)
Share transactions - net increase (decrease)	(512,098)	(578,318)
Total increase (decrease) in net assets	(363,637)	644,231

Net Assets
Beginning of period	9,321,656	8,677,425
End of period (including undistributed net investment income of $55,326 and undistributed net investment income of $286, respectively)	$ 8,958,019	$ 9,321,656

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Equity-Income

Years ended January 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 56.69	$ 49.72	$ 42.77	$ 45.57	$ 37.93
Income from Investment Operations
Net investment income (loss) B	2.00 E	1.26	1.32	.89	.66
Net realized and unrealized gain (loss)	2.87	6.99	6.95	(2.80)	7.72
Total from investment operations	4.87	8.25	8.27	(1.91)	8.38
Distributions from net investment income	(1.60)	(1.28)	(1.32)	(.89)	(.74)
Distributions from net realized gain	(2.70)	-	-	-	-
Total distributions	(4.30)	(1.28)	(1.32)	(.89)	(.74)
Net asset value, end of period	$ 57.26	$ 56.69	$ 49.72	$ 42.77	$ 45.57
Total Return A	8.53%	16.72%	19.63%	(4.15)%	22.32%
Ratios to Average Net Assets C, F
Expenses before reductions	.63%	.64%	.67%	.68%	.69%
Expenses net of fee waivers, if any	.63%	.64%	.67%	.68%	.69%
Expenses net of all reductions	.63%	.64%	.66%	.67%	.68%
Net investment income (loss)	3.30% E	2.30%	2.89%	2.04%	1.62%
Supplemental Data
Net assets, end of period (in millions)	$ 6,686	$ 6,842	$ 6,401	$ 6,844	$ 10,049
Portfolio turnover rate D	40%	43%	43%	80%	28%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects large, non-recurring dividends which amounted to $.48 per share. Excluding these non-recurring dividends, the ratio of net investment income (loss) to average net assets would have been 2.51%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended January 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 56.67	$ 49.70	$ 42.76	$ 45.56	$ 37.93
Income from Investment Operations
Net investment income (loss) B	2.07 E	1.33	1.38	.95	.72
Net realized and unrealized gain (loss)	2.88	6.99	6.95	(2.79)	7.72
Total from investment operations	4.95	8.32	8.33	(1.84)	8.44
Distributions from net investment income	(1.67)	(1.35)	(1.39)	(.96)	(.81)
Distributions from net realized gain	(2.70)	-	-	-	-
Total distributions	(4.37)	(1.35)	(1.39)	(.96)	(.81)
Net asset value, end of period	$ 57.25	$ 56.67	$ 49.70	$ 42.76	$ 45.56
Total Return A	8.68%	16.87%	19.78%	(4.00)%	22.50%
Ratios to Average Net Assets C, F
Expenses before reductions	.52%	.52%	.53%	.53%	.53%
Expenses net of fee waivers, if any	.52%	.52%	.53%	.53%	.53%
Expenses net of all reductions	.51%	.52%	.52%	.52%	.53%
Net investment income (loss)	3.41% E	2.42%	3.03%	2.19%	1.78%
Supplemental Data
Net assets, end of period (in millions)	$ 2,272	$ 2,480	$ 2,276	$ 2,106	$ 2,559
Portfolio turnover rate D	40%	43%	43%	80%	28%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects large, non-recurring dividends which amounted to $.48 per share. Excluding these non-recurring dividends, the ratio of net investment income (loss) to average net assets would have been 2.63%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended January 31, 2015

(Amounts in thousands except percentages)

1. Organization.

Fidelity® Equity-Income Fund (the Fund) is a fund of Fidelity Devonshire Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Equity-Income and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Valuation - continued

one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs)and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

securities. Corporate bonds, bank loan obligations and preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Exchange-traded options are valued using the last sale price or, in the absence of a sale, the last offering price and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of January 31, 2015, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of January 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to options, foreign currency transactions, market discount, contingent interest, equity-debt classifications, certain conversion ratio adjustments, partnerships, deferred trustees compensation and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 1,516,886
Gross unrealized depreciation	(370,965)
Net unrealized appreciation (depreciation) on securities	$ 1,145,921

Tax Cost	$ 7,832,888

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 57,588
Undistributed long-term capital gain	$ 272,612
Net unrealized appreciation (depreciation) on securities and other investments	$ 1,150,095

The tax character of distributions paid was as follows:

January 31, 2015	January 31, 2014
Ordinary Income	$ 305,772	$ 223,502
Long-term Capital Gains	357,579	-
Total	$ 663,351	$ 223,502

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation. The Fund did not have any unfunded loan commitments, which are contractual obligations for future funding, at period end.

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (the Update). The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund's financial statements and related disclosures.

Annual Report

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including options. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related exchange-traded options may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

4. Derivative Instruments - continued

Options - continued

The Fund used exchange-traded written covered call options to manage its exposure to the market. When the Fund writes a covered call option, the Fund holds the underlying instrument which must be delivered to the holder upon the exercise of the option.

Upon entering into a written options contract, the Fund will receive a premium. Premiums received are reflected as a liability on the Statement of Assets and Liabilities. Options are valued daily and any unrealized appreciation (depreciation) is reflected on the Statement of Assets and Liabilities. When a written option is exercised, the premium is added to the proceeds from the sale of the underlying instrument in determining the gain or loss realized on that investment. When an option is closed the Fund will realize a gain or loss depending on whether the proceeds or amount paid for the closing sale transaction are greater or less than the premium received. When an option expires, gains and losses are realized to the extent of premiums received. The net realized gain (loss) on closed and expired written options and the change in net unrealized appreciation (depreciation) on written options are reflected separately on the Statement of Operations.

Writing call options tends to decrease exposure to the underlying instrument and risk of loss is the change in value in excess of the premium received.

Any open options at period end are presented in the Schedule of Investments under the caption "Written Options" and are representative of volume of activity during the period.

During the period, the Fund recognized net realized gain (loss) of $11,677 and a change in net unrealized appreciation (depreciation) of $4,299 related to its investment in written options. This amount is included in the Statement of Operations.

The following is a summary of the Fund's written options activity:

Written Options	Number of Contracts	Amount of Premiums
Outstanding at beginning of period	64	$ 5,219
Options Opened	334	30,022
Options Exercised	(105)	(9,326)
Options Closed	(79)	(6,503)
Options Expired	(101)	(8,036)
Outstanding at end of period	113	$ 11,376

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $3,703,581 and $4,804,249, respectively.

Annual Report

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .45% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Equity-Income. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Equity-Income	$ 11,580.16
Class K	1,183.05
	$ 12,763

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $22 for the period.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

6. Fees and Other Transactions with Affiliates - continued

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $25.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $15 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $514, including $4 from securities loaned to FCM.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution,

Annual Report

9. Expense Reductions - continued

which may be rebated back to the Fund to offset certain expenses. This amount totaled $164 for the period.

In addition, the investment adviser reimbursed a portion of the Fund's operating expenses, including certain Equity-Income expenses during the period in the amount of $41.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended January 31,	2015	2014
From net investment income
Equity-Income	$ 185,840	$ 162,301
Class K	69,044	61,201
Total	$ 254,884	$ 223,502
From net realized gain
Equity-Income	$ 303,759	$ -
Class K	104,708	-
Total	$ 408,467	$ -

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended January 31,	2015	2014	2015	2014
Equity-Income
Shares sold	9,302	17,005	$ 561,298	$ 931,713
Reinvestment of distributions	7,949	2,821	465,549	154,118
Shares redeemed	(21,182)	(27,886)	(1,282,761)	(1,544,782)
Net increase (decrease)	(3,931)	(8,060)	$ (255,914)	$ (458,951)
Class K
Shares sold	6,841	10,707	$ 413,535	$ 584,691
Reinvestment of distributions	2,965	1,121	173,753	61,201
Shares redeemed	(13,872)	(13,867)	(843,472)	(765,259)
Net increase (decrease)	(4,066)	(2,039)	$ (256,184)	$ (119,367)

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Devonshire Trust and the Shareholders of Fidelity Equity-Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Equity-Income Fund (a fund of Fidelity Devonshire Trust) at January 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Equity-Income Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

March 26, 2015

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 174 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (2009-present), and Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (2009-2014), a Director of FMR (2007-2014), and a Director of FMR Co., Inc. (2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (2014-present), Director of Fidelity SelectCo, LLC (2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corp-oration Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Oper-ating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2002 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (2013-present), Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (2008-present) and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Sec-retary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (2014-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Melissa M. Reilly (1971)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds
Ms. Reilly also serves as Vice President of other funds. Ms. Reilly is an employee of Fidelity Investments (2004-present).
Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc., Fidelity Investments Money Management, Inc., Fidelity Management & Research (Japan) Limited, Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), Fidelity Management & Research Company, Pyramis Global Advisors, LLC, and Strategic Advisers, Inc., Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Equity-Income Fund voted to pay shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Equity-Income	03/16/15	03/13/15	$1.767

The fund hereby designates as a capital gain dividend with respect to the taxable year ended January 31, 2015, $636,291,500, or, if subsequently determined to be different, the net capital gain of such year.

A total of 0.03% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

Equity-Income designates 63% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Equity-Income designates 88%, 88%, 88%, 87% of the dividends distributed in April, July, October and December 2014, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Japan) Limited

Fidelity Management & Research
(Hong Kong) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Northern Trust Company
Chicago, IL

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®)
1-800-544-5555

Automated line for quickest service

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

EQU-UANN-0315
1.789253.113

Fidelity®

Equity-Income

Fund -
Class K

Annual Report

January 31, 2015

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended January 31, 2015	Past 1 year	Past 5 years	Past 10 years
Class KA	8.68%	12.34%	5.64%

A The initial offering of Class K shares took place on May 9, 2008. Returns prior to May 9, 2008, are those of Fidelity® Equity-Income Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Equity-Income Fund - Class K on January 31, 2005. The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Value Index performed over the same period. See footnote A above for additional information regarding the performance of Class K.

Annual Report

Management's Discussion of Fund Performance

Market Recap: The U.S. stock market closed near an all-time high for the 12 months ending January 31, 2015, supported by low interest rates and the relative strength of the U.S. economy. The large-cap S&P 500® Index returned 14.22%. Growth stocks in the index outperformed value-oriented names. The tech-heavy Nasdaq Composite Index® returned 14.30%, while the small-cap Russell 2000® Index returned a relatively lackluster 4.41% amid worries about growth and valuation that persisted for much of the period. Within S&P 500® sectors, utilities (+28%) was the top performer, as the traditionally defensive sector led the advance. Health care (+26%), a much larger index component, also gained strongly, as did consumer staples (+21%) and information technology (+18%). Conversely, energy (-6%) suffered substantial weakness, reflecting a sharp drop in crude prices beginning in June, attributed to weaker global demand and a U.S. supply boom driven by shale drilling. Volatility spiked to a three-year high in October amid economic growth concerns and Ebola fears, as well as unrest in Syria, Iraq and Ukraine. Yet the index finished well above its mid-October nadir for the period, bolstered by the relative economic strength of the U.S., which marked a six-year low in its unemployment rate, and consumer optimism that reached an 11-year high.

Comments from James Morrow, Lead Portfolio Manager of Fidelity® Equity-Income Fund: For the year, the fund's Class K shares gained 8.68%, lagging the 12.19% advance of the benchmark Russell 3000® Value Index. Compared with the Russell index, the fund was hurt by underweightings in utilities and real estate investment trusts (REITs), two high-yielding categories rewarded by investors in a low-interest-rate environment. On an individual basis, stock selection in information technology hurt the return, especially an out-of-benchmark position in technology consulting company IBM. In my opinion, the market was too quick to seize on IBM's business challenges and too slow to recognize its long-term opportunities. Another relative detractor was semiconductor maker Intel, a benchmark component that gained 39% but, unfortunately, we did not hold because the stock did not fit my strategy. The fund's cash stake, which increased during the period, also meaningfully detracted. Unfortunately, as the market became more expensive, I was finding it easier to sell stocks than buy them. On the positive side, stock picking was strongest in consumer staples. High-yielding tobacco stocks Lorillard and Reynolds American, two companies that agreed to merge last summer, and Altria Group benefited from investors' desire for income amid low interest rates. Lorillard was not in the benchmark.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2014 to January 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

	Annualized Expense RatioB	Beginning Account Value August 1, 2014	Ending Account Value January 31, 2015	Expenses Paid During Period* August 1, 2014 to January 31, 2015
Equity-Income	.63%
Actual		$ 1,000.00	$ 990.90	$ 3.16
HypotheticalA		$ 1,000.00	$ 1,022.03	$ 3.21
Class K	.52%
Actual		$ 1,000.00	$ 991.60	$ 2.61
HypotheticalA		$ 1,000.00	$ 1,022.58	$ 2.65

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of January 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Johnson & Johnson*	3.9	2.0
JPMorgan Chase & Co.	3.6	4.1
General Electric Co.	3.1	2.2
Chevron Corp.*	2.4	3.0
Procter & Gamble Co.	2.3	1.9
Cisco Systems, Inc.	2.0	2.5
United Parcel Service, Inc. Class B	2.0	1.5
Wells Fargo & Co.	1.9	1.7
Pfizer, Inc.*	1.9	0.9
KKR & Co. LP	1.7	1.5
	24.8
* Security or a portion of the security is pledged as collateral for call options written.
Top Five Market Sectors as of January 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	24.6	24.3
Health Care	11.4	9.0
Industrials	11.0	8.7
Information Technology	10.7	12.7
Energy	9.3	15.4
Asset Allocation (% of fund's net assets)
As of January 31, 2015*		As of July 31, 2014**
	Stocks 89.2%		Stocks 91.1%
	Bonds 0.3%		Bonds 0.2%
	Convertible Securities 3.8%		Convertible Securities 4.4%
	Other Investments 0.3%		Other Investments 0.6%
	Short-Term Investments and Net Other Assets (Liabilities) 6.4%		Short-Term Investments and Net Other Assets (Liabilities) 3.7%
* Foreign investments	11.3%	** Foreign investments	12.7%
* Written Options	(0.1)%	** Written Options	0.0%

Annual Report

Investments January 31, 2015

Showing Percentage of Net Assets

Common Stocks - 89.0%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 8.3%
Auto Components - 0.1%
Gentex Corp.	335,246	$ 5,595
Automobiles - 0.1%
Ford Motor Co.	571,760	8,411
Diversified Consumer Services - 0.2%
H&R Block, Inc.	402,200	13,787
Hotels, Restaurants & Leisure - 2.4%
Darden Restaurants, Inc. (h)	997,400	61,220
Dunkin' Brands Group, Inc.	381,800	18,063
McDonald's Corp. (h)	647,687	59,872
Texas Roadhouse, Inc. Class A	711,367	23,895
Yum! Brands, Inc.	759,479	54,895
		217,945
Household Durables - 0.3%
M.D.C. Holdings, Inc.	476,500	11,913
Tupperware Brands Corp.	223,200	15,091
		27,004
Leisure Products - 0.1%
Mattel, Inc.	385,500	10,370
Media - 1.9%
Atresmedia Corporacion de Medios de Comunicacion SA	344,564	5,069
Comcast Corp. Class A	2,633,179	139,940
ITV PLC	1,737,500	5,757
Sinclair Broadcast Group, Inc. Class A	701,583	17,357
Time Warner Cable, Inc.	29,700	4,043
		172,166
Multiline Retail - 1.9%
Kohl's Corp.	720,524	43,030
Macy's, Inc.	380,000	24,274
Target Corp. (h)	1,411,209	103,879
		171,183
Specialty Retail - 1.0%
AutoZone, Inc. (a)	15,600	9,313
Foot Locker, Inc.	536,435	28,549
GNC Holdings, Inc.	439,300	19,479
Lewis Group Ltd.	1,022,000	7,965
PetSmart, Inc.	238,500	19,487
		84,793
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Textiles, Apparel & Luxury Goods - 0.3%
Japan Tobacco, Inc.	1,110,300	$ 30,241
TOTAL CONSUMER DISCRETIONARY		741,495
CONSUMER STAPLES - 9.1%
Beverages - 1.3%
Anheuser-Busch InBev SA NV ADR	189,700	23,157
Dr. Pepper Snapple Group, Inc.	135,400	10,462
Molson Coors Brewing Co. Class B	623,595	47,350
PepsiCo, Inc.	265,509	24,899
The Coca-Cola Co.	172,503	7,102
		112,970
Food & Staples Retailing - 2.2%
CVS Health Corp.	955,400	93,782
Rami Levi Chain Stores Hashikma Marketing 2006 Ltd.	190,904	7,556
Tesco PLC	2,275,700	7,696
Wal-Mart Stores, Inc.	533,791	45,362
Walgreens Boots Alliance, Inc.	581,220	42,865
		197,261
Food Products - 1.1%
B&G Foods, Inc. Class A	385,367	11,499
Hilton Food Group PLC	1,250,632	7,403
Kellogg Co.	1,174,091	76,997
		95,899
Household Products - 2.3%
Procter & Gamble Co.	2,492,497	210,093
Tobacco - 2.2%
British American Tobacco PLC (United Kingdom)	155,200	8,756
Lorillard, Inc.	1,356,271	88,985
Philip Morris International, Inc.	678,678	54,457
Reynolds American, Inc. (h)	634,341	43,103
		195,301
TOTAL CONSUMER STAPLES		811,524
ENERGY - 8.8%
Energy Equipment & Services - 0.6%
Ensco PLC Class A	870,206	24,401
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Energy Equipment & Services - continued
National Oilwell Varco, Inc.	320,924	$ 17,468
Oceaneering International, Inc.	200,900	10,519
		52,388
Oil, Gas & Consumable Fuels - 8.2%
Access Midstream Partners LP	321,372	16,631
Anadarko Petroleum Corp.	478,432	39,112
Apache Corp.	821,401	51,395
BG Group PLC	1,513,100	20,182
Cameco Corp.	693,200	9,754
Chevron Corp. (h)	2,081,172	213,383
CONSOL Energy, Inc.	869,734	25,179
Foresight Energy LP	451,900	6,959
HollyFrontier Corp.	220,732	7,929
Imperial Oil Ltd.	64,900	2,413
Kinder Morgan, Inc.	990,100	40,644
Legacy Reserves LP	1,347,600	13,099
Markwest Energy Partners LP	856,477	50,472
Royal Dutch Shell PLC Class A sponsored ADR	539,313	33,141
Suncor Energy, Inc.	2,687,900	80,170
The Williams Companies, Inc.	2,524,243	110,713
Williams Partners LP	371,000	15,734
		736,910
TOTAL ENERGY		789,298
FINANCIALS - 23.6%
Banks - 10.8%
Bank of America Corp.	3,751,800	56,840
CIT Group, Inc.	271,200	11,884
Comerica, Inc.	861,172	35,739
First Niagara Financial Group, Inc.	1,087,400	8,830
FirstMerit Corp.	1,574,026	25,790
JPMorgan Chase & Co.	5,951,282	323,631
Lakeland Financial Corp.	216,400	8,167
M&T Bank Corp.	753,678	85,286
National Penn Bancshares, Inc.	408,962	3,967
Nordea Bank AB	623,000	7,928
PNC Financial Services Group, Inc.	237,200	20,053
Standard Chartered PLC (United Kingdom)	1,534,758	20,521
SunTrust Banks, Inc.	1,598,200	61,403
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Banks - continued
Svenska Handelsbanken AB (A Shares)	209,800	$ 9,960
TCF Financial Corp.	240,300	3,532
U.S. Bancorp	2,515,522	105,426
Valley National Bancorp (e)	852,100	7,737
Wells Fargo & Co.	3,322,250	172,491
		969,185
Capital Markets - 5.7%
Apollo Global Management LLC Class A	604,060	15,023
Apollo Investment Corp.	3,873,841	27,582
Ares Capital Corp.	1,626,174	27,076
Ares Management LP	859,700	16,326
AURELIUS AG	259,590	10,411
Carlyle Group LP	434,200	11,419
Greenhill & Co., Inc.	271,183	10,001
KKR & Co. LP	6,344,665	152,335
Morgan Stanley	943,331	31,894
Pershing Square Holdings Ltd. (a)	126,488	3,136
State Street Corp.	597,499	42,727
The Blackstone Group LP	3,951,732	147,558
TPG Specialty Lending, Inc.	603,919	10,557
		506,045
Consumer Finance - 0.1%
Capital One Financial Corp.	79,900	5,849
Diversified Financial Services - 0.1%
McGraw Hill Financial, Inc.	101,600	9,087
Insurance - 4.0%
ACE Ltd.	700,927	75,672
Allied World Assurance Co.	485,000	18,755
MetLife, Inc.	2,420,638	112,560
Prudential Financial, Inc.	495,077	37,566
The Chubb Corp.	616,763	60,381
The Travelers Companies, Inc.	523,200	53,795
		358,729
Real Estate Investment Trusts - 2.8%
American Capital Agency Corp.	1,667,463	35,934
American Homes 4 Rent (f)	400,011	6,676
American Tower Corp.	87,100	8,444
Annaly Capital Management, Inc.	3,032,613	32,024
Coresite Realty Corp.	360,064	15,774
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Real Estate Investment Trusts - continued
Cousins Properties, Inc.	1,137,400	$ 12,557
Duke Realty LP	909,300	19,850
First Potomac Realty Trust	1,796,025	22,989
Home Properties, Inc.	393,169	27,718
Piedmont Office Realty Trust, Inc. Class A	681,500	13,310
Retail Properties America, Inc.	1,021,371	18,068
Sabra Health Care REIT, Inc.	354,500	11,592
Two Harbors Investment Corp.	1,664,878	17,182
Ventas, Inc.	161,403	12,882
		255,000
Thrifts & Mortgage Finance - 0.1%
Radian Group, Inc.	528,345	8,327
TOTAL FINANCIALS		2,112,222
HEALTH CARE - 10.5%
Biotechnology - 0.4%
Amgen, Inc. (h)	257,500	39,207
Health Care Equipment & Supplies - 1.6%
Baxter International, Inc.	466,300	32,786
DENTSPLY International, Inc.	293,900	14,702
Medtronic PLC	851,756	60,815
Meridian Bioscience, Inc.	753,042	13,028
St. Jude Medical, Inc.	251,077	16,538
		137,869
Health Care Providers & Services - 0.5%
UnitedHealth Group, Inc.	412,020	43,777
Pharmaceuticals - 8.0%
AbbVie, Inc.	240,400	14,508
Astellas Pharma, Inc.	2,379,400	36,751
GlaxoSmithKline PLC	3,133,600	68,998
Johnson & Johnson (h)	3,459,648	346,444
Merck & Co., Inc.	675,294	40,707
Pfizer, Inc. (h)	5,398,679	168,709
Roche Holding AG (participation certificate)	34,219	9,223
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Pharmaceuticals - continued
Sanofi SA	262,514	$ 24,188
Teva Pharmaceutical Industries Ltd. sponsored ADR	181,100	10,297
		719,825
TOTAL HEALTH CARE		940,678
INDUSTRIALS - 10.7%
Aerospace & Defense - 1.7%
The Boeing Co.	328,200	47,710
United Technologies Corp.	920,320	105,634
		153,344
Air Freight & Logistics - 2.4%
C.H. Robinson Worldwide, Inc.	293,256	20,886
PostNL NV (a)	5,137,900	18,724
United Parcel Service, Inc. Class B	1,777,473	175,685
		215,295
Airlines - 0.1%
Copa Holdings SA Class A	131,400	14,127
Commercial Services & Supplies - 0.5%
Intrum Justitia AB	378,147	10,077
KAR Auction Services, Inc.	751,400	25,630
Republic Services, Inc.	225,267	8,939
		44,646
Electrical Equipment - 0.7%
Eaton Corp. PLC	603,600	38,081
Emerson Electric Co.	304,487	17,337
Vestas Wind Systems A/S (a)	134,100	5,264
		60,682
Industrial Conglomerates - 3.3%
Danaher Corp.	113,300	9,334
General Electric Co.	11,526,760	275,374
Roper Industries, Inc.	55,600	8,581
Siemens AG	9	1
		293,290
Machinery - 0.8%
Cummins, Inc.	100,600	14,030
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Machinery - continued
Deere & Co.	398,200	$ 33,923
Stanley Black & Decker, Inc.	296,278	27,746
		75,699
Professional Services - 0.2%
Acacia Research Corp. (e)	821,191	10,281
Bureau Veritas SA	392,327	8,346
		18,627
Road & Rail - 0.6%
Daqin Railway Co. Ltd. (A Shares)	9,266,700	15,636
Union Pacific Corp.	322,552	37,806
		53,442
Trading Companies & Distributors - 0.4%
Watsco, Inc.	296,700	32,299
TOTAL INDUSTRIALS		961,451
INFORMATION TECHNOLOGY - 10.2%
Communications Equipment - 2.4%
Cisco Systems, Inc.	6,986,286	184,193
QUALCOMM, Inc.	562,116	35,110
		219,303
Electronic Equipment & Components - 0.7%
Hitachi Ltd.	1,939,000	14,644
Hoya Corp.	359,700	13,939
TE Connectivity Ltd.	470,532	31,239
		59,822
Internet Software & Services - 0.7%
Google, Inc. Class A (a)	44,000	23,652
Yahoo!, Inc. (a)(h)	956,400	42,072
		65,724
IT Services - 2.4%
IBM Corp.	864,734	132,572
Paychex, Inc.	1,782,557	80,679
		213,251
Semiconductors & Semiconductor Equipment - 1.6%
Applied Materials, Inc. (h)	2,465,582	56,314
Broadcom Corp. Class A	1,406,229	59,673
Maxim Integrated Products, Inc.	550,200	18,206
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
MediaTek, Inc.	488,000	$ 7,367
Xilinx, Inc.	94,300	3,638
		145,198
Software - 1.4%
Exact Holdings NV	244,915	8,817
Microsoft Corp. (h)	2,988,216	120,724
		129,541
Technology Hardware, Storage & Peripherals - 1.0%
EMC Corp.	1,879,362	48,732
First Data Holdings, Inc. Class B (j)	9,280,230	31,182
NEC Corp.	2,060,000	5,819
		85,733
TOTAL INFORMATION TECHNOLOGY		918,572
MATERIALS - 1.2%
Chemicals - 0.6%
LyondellBasell Industries NV Class A	96,700	7,648
Potash Corp. of Saskatchewan, Inc.	750,000	27,304
Tronox Ltd. Class A	677,135	14,315
		49,267
Metals & Mining - 0.6%
Commercial Metals Co.	983,766	13,202
Freeport-McMoRan, Inc.	1,344,992	22,609
Nucor Corp.	337,700	14,741
SunCoke Energy Partners LP	252,310	6,280
		56,832
TOTAL MATERIALS		106,099
TELECOMMUNICATION SERVICES - 3.3%
Diversified Telecommunication Services - 2.6%
AT&T, Inc.	2,472,789	81,404
Bezeq The Israel Telecommunication Corp. Ltd.	3,169,500	5,063
TDC A/S	1,664,800	12,345
Verizon Communications, Inc.	2,981,949	136,305
		235,117
Common Stocks - continued
	Shares	Value (000s)
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - 0.7%
Vodafone Group PLC	18,548,927	$ 65,227
TOTAL TELECOMMUNICATION SERVICES		300,344
UTILITIES - 3.3%
Electric Utilities - 3.1%
American Electric Power Co., Inc.	1,203,382	75,584
Exelon Corp.	1,707,400	61,535
PPL Corp. (h)	859,286	30,505
Southern Co. (h)	1,479,877	75,059
Xcel Energy, Inc.	999,035	37,494
		280,177
Independent Power and Renewable Electricity Producers - 0.2%
Abengoa Yield PLC	417,400	13,741
TOTAL UTILITIES		293,918
TOTAL COMMON STOCKS (Cost $6,852,152)		7,975,601
Preferred Stocks - 1.4%

Convertible Preferred Stocks - 1.2%
ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Southwestern Energy Co. Series B 6.25% (a)	96,400	5,230
FINANCIALS - 0.2%
Banks - 0.0%
Wells Fargo & Co. 7.50%	3,800	4,723
Real Estate Investment Trusts - 0.2%
Crown Castle International Corp. 4.50%	152,800	16,628
TOTAL FINANCIALS		21,351
HEALTH CARE - 0.1%
Health Care Equipment & Supplies - 0.1%
Alere, Inc. 3.00%	38,057	11,760
Preferred Stocks - continued
	Shares	Value (000s)
Convertible Preferred Stocks - continued
INDUSTRIALS - 0.1%
Aerospace & Defense - 0.1%
United Technologies Corp. 7.50%	184,400	$ 11,053
TELECOMMUNICATION SERVICES - 0.1%
Wireless Telecommunication Services - 0.1%
T-Mobile U.S., Inc. Series A 5.50% (a)	188,400	10,744
UTILITIES - 0.6%
Electric Utilities - 0.2%
Exelon Corp. 6.50%	70,500	3,691
NextEra Energy, Inc. Series E, 5.599%	233,300	16,665
		20,356
Independent Power Producers & Renewable Electricity Producers - 0.1%
Dynegy, Inc. 5.375%	37,000	3,830
Multi-Utilities - 0.3%
CenterPoint Energy, Inc. 2.00% ZENS	270,500	16,585
Dominion Resources, Inc.:
6.375%	114,700	5,932
Series B, 6.00%	36,600	2,217
		24,734
TOTAL UTILITIES		48,920
TOTAL CONVERTIBLE PREFERRED STOCKS		109,058
Nonconvertible Preferred Stocks - 0.2%
FINANCIALS - 0.2%
Consumer Finance - 0.2%
Ally Financial, Inc.:
7.00% (f)	9,594	9,594
Series A, 8.50%	233,580	6,162
		15,756
TOTAL PREFERRED STOCKS (Cost $108,830)		124,814
Corporate Bonds - 2.9%
		Principal Amount (000s) (d)	Value (000s)
Convertible Bonds - 2.6%
CONSUMER DISCRETIONARY - 0.3%
Automobiles - 0.1%
Volkswagen International Finance NV 5.5% 11/9/15 (f)	EUR	9,200	$ 12,158
Household Durables - 0.1%
Lennar Corp. 3.25% 11/15/21 (f)		3,490	6,744
Media - 0.1%
Liberty Media Corp. 3.5% 1/15/31		11,170	5,926
TOTAL CONSUMER DISCRETIONARY			24,828
CONSUMER STAPLES - 0.2%
Tobacco - 0.2%
Vector Group Ltd. 7.5% 1/15/19 (i)		11,100	15,737
ENERGY - 0.4%
Oil, Gas & Consumable Fuels - 0.4%
Amyris, Inc. 3% 2/27/17		2,101	1,798
Chesapeake Energy Corp. 2.5% 5/15/37		13,845	13,430
Clean Energy Fuels Corp. 5.25% 10/1/18 (f)		3,460	2,372
Scorpio Tankers, Inc. 2.375% 7/1/19 (f)		12,040	10,964
Ship Finance International Ltd. 3.25% 2/1/18		9,290	8,811
			37,375
FINANCIALS - 0.5%
Capital Markets - 0.1%
Ares Capital Corp. 5.75% 2/1/16		4,750	4,893
Insurance - 0.2%
Fidelity National Financial, Inc. 4.25% 8/15/18		8,480	16,260
Thrifts & Mortgage Finance - 0.2%
MGIC Investment Corp. 9% 4/1/63 (f)		17,382	21,945
TOTAL FINANCIALS			43,098
HEALTH CARE - 0.6%
Health Care Providers & Services - 0.6%
HealthSouth Corp. 2% 12/1/43		12,004	14,697
WellPoint, Inc. 2.75% 10/15/42		19,950	36,421
			51,118
Corporate Bonds - continued
		Principal Amount (000s) (d)	Value (000s)
Convertible Bonds - continued
HEALTH CARE - continued
Pharmaceuticals - 0.0%
Jazz Investments I Ltd. 1.875% 8/15/21 (f)		$ 3,930	$ 4,561
TOTAL HEALTH CARE			55,679
INFORMATION TECHNOLOGY - 0.5%
Communications Equipment - 0.3%
InterDigital, Inc. 2.5% 3/15/16		13,660	14,719
Liberty Interactive LLC 0.75% 3/30/43		6,730	8,749
			23,468
Semiconductors & Semiconductor Equipment - 0.1%
GT Advanced Technologies, Inc.:
3% 10/1/17 (k)		5,850	2,252
3% 12/15/20 (k)		8,460	3,257
Intel Corp. 3.25% 8/1/39		4,020	6,535
			12,044
Software - 0.1%
TiVo, Inc.:
2% 10/1/21 (f)		5,960	5,461
4% 3/15/16 (f)		2,555	2,860
			8,321
TOTAL INFORMATION TECHNOLOGY			43,833
UTILITIES - 0.1%
Electric Utilities - 0.1%
NRG Yield, Inc. 3.5% 2/1/19 (f)		8,590	10,275
TOTAL CONVERTIBLE BONDS			230,825
Nonconvertible Bonds - 0.3%
CONSUMER DISCRETIONARY - 0.0%
Media - 0.0%
Altice SA 7.625% 2/15/25 (f)		445	445
FINANCIALS - 0.0%
Real Estate Management & Development - 0.0%
CBRE Group, Inc. 5.25% 3/15/25		500	530
Corporate Bonds - continued
		Principal Amount (000s) (d)	Value (000s)
Nonconvertible Bonds - continued
HEALTH CARE - 0.1%
Health Care Providers & Services - 0.1%
HCA Holdings, Inc. 4.25% 10/15/19		$ 11,730	$ 12,067
INDUSTRIALS - 0.1%
Commercial Services & Supplies - 0.1%
APX Group, Inc. 8.75% 12/1/20		6,765	5,513
MATERIALS - 0.1%
Metals & Mining - 0.1%
JMC Steel Group, Inc. 8.25% 3/15/18 (f)		6,350	5,255
Walter Energy, Inc. 8.5% 4/15/21		7,720	1,004
			6,259
TELECOMMUNICATION SERVICES - 0.0%
Wireless Telecommunication Services - 0.0%
T-Mobile U.S.A., Inc. 6.5% 1/15/24		3,435	3,564
UTILITIES - 0.0%
Independent Power Producers & Renewable Electricity Producers - 0.0%
Dynegy Finance I, Inc./Dynegy Finance II, Inc. 7.375% 11/1/22 (f)		5,140	5,307
TOTAL NONCONVERTIBLE BONDS			33,685
TOTAL CORPORATE BONDS (Cost $256,357)			264,510
Bank Loan Obligations - 0.2%

HEALTH CARE - 0.1%
Health Care Providers & Services - 0.1%
HCA Holdings, Inc. Tranche B 4LN, term loan 3.0051% 5/1/18 (i)		7,815	7,806
INDUSTRIALS - 0.1%
Machinery - 0.1%
Generac Power Systems, Inc. Tranche B, term loan 3.25% 5/31/20 (i)		7,740	7,586
Bank Loan Obligations - continued
		Principal Amount (000s) (d)	Value (000s)
TELECOMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
Virgin Media Finance PLC Tranche B, term loan 3.5% 6/7/20 (i)		$ 2,610	$ 2,561
TOTAL BANK LOAN OBLIGATIONS (Cost $17,985)			17,953
Preferred Securities - 0.1%

FINANCIALS - 0.1%
Diversified Financial Services - 0.1%
Baggot Securities Ltd. 10.24% (f)(g) (Cost $6,128)	EUR	3,990	5,179
Money Market Funds - 6.6%
	Shares
Fidelity Cash Central Fund, 0.13% (b)	579,943,992	579,944
Fidelity Securities Lending Cash Central Fund, 0.14% (b)(c)	10,807,950	10,808
TOTAL MONEY MARKET FUNDS (Cost $590,752)		590,752
TOTAL INVESTMENT PORTFOLIO - 100.2% (Cost $7,832,204)		8,978,809
NET OTHER ASSETS (LIABILITIES) - (0.2)%		(20,790)
NET ASSETS - 100%		$ 8,958,019
Written Options
	Expiration Date/Exercise Price	Number of Contracts	Premium (000s)	Value (000s)
Call Options
Amgen, Inc.	4/17/15 - $160.00	390	$ 263	$ (165)
Applied Materials, Inc.	4/17/15 - $26.00	7,719	629	(320)
Chevron Corp.	6/19/15 - $120.00	5,607	713	(303)
Darden Restaurants, Inc.	4/17/15 - $60.00	3,932	1,089	(1,277)
Johnson & Johnson	4/17/15 - $110.00	17,298	2,109	(458)
McDonald's Corp.	3/20/15 - $100.00	3,238	279	(100)
Microsoft Corp.	3/20/15 - $50.00	14,191	957	(22)
Pfizer, Inc.	4/17/15 - $35.00	26,343	821	(303)
PPL Corp.	4/17/15 - $36.00	8,517	631	(703)
Reynolds American, Inc.	5/15/15 - $67.50	3,355	667	(1,007)
Southern Co.	5/15/15 - $50.00	10,994	1,595	(1,902)
Target Corp.	4/17/15 - $80.00	4,635	807	(362)
Yahoo!, Inc.	3/20/15 - $55.00	6,461	816	(52)
TOTAL WRITTEN OPTIONS			$ 11,376	$ (6,974)
Currency Abbreviations
EUR	-	European Monetary Unit
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Amount is stated in United States dollars unless otherwise noted.
(e) Security or a portion of the security is on loan at period end.

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $109,796,000 or 1.2% of net assets.

(g) Security is perpetual in nature with no stated maturity date.
(h) Security or a portion of the security is pledged as collateral for call options written. At period end, the value of securities pledged amounted to $622,364,000.
(i) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

(j) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $31,182,000 or 0.3% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
First Data Holdings, Inc. Class B	6/26/14	$ 37,121
(k) Non-income producing - Security is in default.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 319
Fidelity Securities Lending Cash Central Fund	514
Total	$ 833
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Income	Value, end of period
EQTY ER Holdings, LLC 12% 1/28/18	$ 22,667	$ -	$ 22,667	$ 1,394	$ -
EQTY ER Holdings, LLC	10,312	-	22,050	-	-
Total	$ 32,979	$ -	$ 44,717	$ 1,394	$ -
Other Information

The following is a summary of the inputs used, as of January 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 741,495	$ 703,289	$ 38,206	$ -
Consumer Staples	811,524	795,072	16,452	-
Energy	794,528	774,346	20,182	-
Financials	2,149,329	2,139,735	9,594	-
Health Care	952,438	813,278	139,160	-
Industrials	972,504	956,867	15,637	-
Information Technology	918,572	845,621	41,769	31,182
Materials	106,099	106,099	-	-
Telecommunication Services	311,088	245,861	65,227	-
Utilities	342,838	309,588	33,250	-
Corporate Bonds	264,510	-	264,510	-
Bank Loan Obligations	17,953	-	17,953	-
Preferred Securities	5,179	-	5,179	-
Money Market Funds	590,752	590,752	-	-
Total Investments in Securities:	$ 8,978,809	$ 8,280,508	$ 667,119	$ 31,182
Derivative Instruments:
Liabilities
Written Options	$ (6,974)	$ (6,974)	$ -	$ -
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of January 31, 2015. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value (Amounts in thousands)
	Asset	Liability
Equity Risk
Written Options (a)	$ -	$ (6,974)
Total Value of Derivatives	$ -	$ (6,974)
(a) Gross value is presented in the Statement of Assets and Liabilities in the written options, at value line-item.
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	88.7%
United Kingdom	3.2%
Switzerland	1.4%
Canada	1.3%
Ireland	1.2%
Japan	1.2%
Others (Individually Less Than 1%)	3.0%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	January 31, 2015
Assets
Investment in securities, at value (including securities loaned of $9,971) - See accompanying schedule: Unaffiliated issuers (cost $7,241,452)	$ 8,388,057
Fidelity Central Funds (cost $590,752)	590,752
Total Investments (cost $7,832,204)		$ 8,978,809
Cash		285
Receivable for investments sold		63,310
Receivable for fund shares sold		5,275
Dividends receivable		15,613
Interest receivable		3,014
Distributions receivable from Fidelity Central Funds		60
Prepaid expenses		15
Other receivables		1,006
Total assets		9,067,387

Liabilities
Payable for investments purchased	$ 80,027
Payable for fund shares redeemed	5,969
Accrued management fee	3,434
Written options, at value (premium received $11,376)	6,974
Other affiliated payables	1,161
Other payables and accrued expenses	995
Collateral on securities loaned, at value	10,808
Total liabilities		109,368

Net Assets		$ 8,958,019
Net Assets consist of:
Paid in capital		$ 7,480,573
Undistributed net investment income		55,326
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		271,321
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,150,799
Net Assets		$ 8,958,019

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	January 31, 2015
Equity-Income: Net Asset Value, offering price and redemption price per share ($6,685,633 ÷ 116,750.3 shares)	$ 57.26

Class K: Net Asset Value, offering price and redemption price per share ($2,272,386 ÷ 39,695.5 shares)	$ 57.25

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended January 31, 2015
Investment Income
Dividends		$ 288,653
Special dividends		76,181
Interest (Including $1,394 earned from other affiliated issuers)		13,857
Income from Fidelity Central Funds		833
Total income		379,524

Expenses
Management fee	$ 43,466
Transfer agent fees	12,763
Accounting and security lending fees	1,277
Custodian fees and expenses	218
Independent compensation	42
Appreciation in deferred trustee compensation account	1
Registration fees	92
Audit	139
Legal	39
Miscellaneous	77
Total expenses before reductions	58,114
Expense reductions	(205)	57,909
Net investment income (loss)		321,615
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	715,865
Other affiliated issuers	10,717
Foreign currency transactions	(659)
Written options	11,677
Total net realized gain (loss)		737,600
Change in net unrealized appreciation (depreciation) on: Investment securities	(251,786)
Assets and liabilities in foreign currencies	84
Written options	4,299
Total change in net unrealized appreciation (depreciation)		(247,403)
Net gain (loss)		490,197
Net in net assets resulting from operations		$ 811,812

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended January 31, 2015	Year ended January 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 321,615	$ 220,240
Net realized gain (loss)	737,600	1,036,639
Change in net unrealized appreciation (depreciation)	(247,403)	189,172
Net increase (decrease) in net assets resulting from operations	811,812	1,446,051
Distributions to shareholders from net investment income	(254,884)	(223,502)
Distributions to shareholders from net realized gain	(408,467)	-
Total distributions	(663,351)	(223,502)
Share transactions - net increase (decrease)	(512,098)	(578,318)
Total increase (decrease) in net assets	(363,637)	644,231

Net Assets
Beginning of period	9,321,656	8,677,425
End of period (including undistributed net investment income of $55,326 and undistributed net investment income of $286, respectively)	$ 8,958,019	$ 9,321,656

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Equity-Income

Years ended January 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 56.69	$ 49.72	$ 42.77	$ 45.57	$ 37.93
Income from Investment Operations
Net investment income (loss) B	2.00 E	1.26	1.32	.89	.66
Net realized and unrealized gain (loss)	2.87	6.99	6.95	(2.80)	7.72
Total from investment operations	4.87	8.25	8.27	(1.91)	8.38
Distributions from net investment income	(1.60)	(1.28)	(1.32)	(.89)	(.74)
Distributions from net realized gain	(2.70)	-	-	-	-
Total distributions	(4.30)	(1.28)	(1.32)	(.89)	(.74)
Net asset value, end of period	$ 57.26	$ 56.69	$ 49.72	$ 42.77	$ 45.57
Total Return A	8.53%	16.72%	19.63%	(4.15)%	22.32%
Ratios to Average Net Assets C, F
Expenses before reductions	.63%	.64%	.67%	.68%	.69%
Expenses net of fee waivers, if any	.63%	.64%	.67%	.68%	.69%
Expenses net of all reductions	.63%	.64%	.66%	.67%	.68%
Net investment income (loss)	3.30% E	2.30%	2.89%	2.04%	1.62%
Supplemental Data
Net assets, end of period (in millions)	$ 6,686	$ 6,842	$ 6,401	$ 6,844	$ 10,049
Portfolio turnover rate D	40%	43%	43%	80%	28%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects large, non-recurring dividends which amounted to $.48 per share. Excluding these non-recurring dividends, the ratio of net investment income (loss) to average net assets would have been 2.51%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended January 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 56.67	$ 49.70	$ 42.76	$ 45.56	$ 37.93
Income from Investment Operations
Net investment income (loss) B	2.07 E	1.33	1.38	.95	.72
Net realized and unrealized gain (loss)	2.88	6.99	6.95	(2.79)	7.72
Total from investment operations	4.95	8.32	8.33	(1.84)	8.44
Distributions from net investment income	(1.67)	(1.35)	(1.39)	(.96)	(.81)
Distributions from net realized gain	(2.70)	-	-	-	-
Total distributions	(4.37)	(1.35)	(1.39)	(.96)	(.81)
Net asset value, end of period	$ 57.25	$ 56.67	$ 49.70	$ 42.76	$ 45.56
Total Return A	8.68%	16.87%	19.78%	(4.00)%	22.50%
Ratios to Average Net Assets C, F
Expenses before reductions	.52%	.52%	.53%	.53%	.53%
Expenses net of fee waivers, if any	.52%	.52%	.53%	.53%	.53%
Expenses net of all reductions	.51%	.52%	.52%	.52%	.53%
Net investment income (loss)	3.41% E	2.42%	3.03%	2.19%	1.78%
Supplemental Data
Net assets, end of period (in millions)	$ 2,272	$ 2,480	$ 2,276	$ 2,106	$ 2,559
Portfolio turnover rate D	40%	43%	43%	80%	28%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects large, non-recurring dividends which amounted to $.48 per share. Excluding these non-recurring dividends, the ratio of net investment income (loss) to average net assets would have been 2.63%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended January 31, 2015

(Amounts in thousands except percentages)

1. Organization.

Fidelity® Equity-Income Fund (the Fund) is a fund of Fidelity Devonshire Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Equity-Income and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from

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Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Valuation - continued

one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs)and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such

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3. Significant Accounting Policies - continued

Investment Valuation - continued

securities. Corporate bonds, bank loan obligations and preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Exchange-traded options are valued using the last sale price or, in the absence of a sale, the last offering price and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of January 31, 2015, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of January 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to options, foreign currency transactions, market discount, contingent interest, equity-debt classifications, certain conversion ratio adjustments, partnerships, deferred trustees compensation and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 1,516,886
Gross unrealized depreciation	(370,965)
Net unrealized appreciation (depreciation) on securities	$ 1,145,921

Tax Cost	$ 7,832,888

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 57,588
Undistributed long-term capital gain	$ 272,612
Net unrealized appreciation (depreciation) on securities and other investments	$ 1,150,095

The tax character of distributions paid was as follows:

January 31, 2015	January 31, 2014
Ordinary Income	$ 305,772	$ 223,502
Long-term Capital Gains	357,579	-
Total	$ 663,351	$ 223,502

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation. The Fund did not have any unfunded loan commitments, which are contractual obligations for future funding, at period end.

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (the Update). The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund's financial statements and related disclosures.

Annual Report

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including options. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related exchange-traded options may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

4. Derivative Instruments - continued

Options - continued

The Fund used exchange-traded written covered call options to manage its exposure to the market. When the Fund writes a covered call option, the Fund holds the underlying instrument which must be delivered to the holder upon the exercise of the option.

Upon entering into a written options contract, the Fund will receive a premium. Premiums received are reflected as a liability on the Statement of Assets and Liabilities. Options are valued daily and any unrealized appreciation (depreciation) is reflected on the Statement of Assets and Liabilities. When a written option is exercised, the premium is added to the proceeds from the sale of the underlying instrument in determining the gain or loss realized on that investment. When an option is closed the Fund will realize a gain or loss depending on whether the proceeds or amount paid for the closing sale transaction are greater or less than the premium received. When an option expires, gains and losses are realized to the extent of premiums received. The net realized gain (loss) on closed and expired written options and the change in net unrealized appreciation (depreciation) on written options are reflected separately on the Statement of Operations.

Writing call options tends to decrease exposure to the underlying instrument and risk of loss is the change in value in excess of the premium received.

Any open options at period end are presented in the Schedule of Investments under the caption "Written Options" and are representative of volume of activity during the period.

During the period, the Fund recognized net realized gain (loss) of $11,677 and a change in net unrealized appreciation (depreciation) of $4,299 related to its investment in written options. This amount is included in the Statement of Operations.

The following is a summary of the Fund's written options activity:

Written Options	Number of Contracts	Amount of Premiums
Outstanding at beginning of period	64	$ 5,219
Options Opened	334	30,022
Options Exercised	(105)	(9,326)
Options Closed	(79)	(6,503)
Options Expired	(101)	(8,036)
Outstanding at end of period	113	$ 11,376

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $3,703,581 and $4,804,249, respectively.

Annual Report

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .45% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Equity-Income. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Equity-Income	$ 11,580.16
Class K	1,183.05
	$ 12,763

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $22 for the period.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

6. Fees and Other Transactions with Affiliates - continued

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $25.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $15 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $514, including $4 from securities loaned to FCM.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution,

Annual Report

9. Expense Reductions - continued

which may be rebated back to the Fund to offset certain expenses. This amount totaled $164 for the period.

In addition, the investment adviser reimbursed a portion of the Fund's operating expenses, including certain Equity-Income expenses during the period in the amount of $41.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended January 31,	2015	2014
From net investment income
Equity-Income	$ 185,840	$ 162,301
Class K	69,044	61,201
Total	$ 254,884	$ 223,502
From net realized gain
Equity-Income	$ 303,759	$ -
Class K	104,708	-
Total	$ 408,467	$ -

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended January 31,	2015	2014	2015	2014
Equity-Income
Shares sold	9,302	17,005	$ 561,298	$ 931,713
Reinvestment of distributions	7,949	2,821	465,549	154,118
Shares redeemed	(21,182)	(27,886)	(1,282,761)	(1,544,782)
Net increase (decrease)	(3,931)	(8,060)	$ (255,914)	$ (458,951)
Class K
Shares sold	6,841	10,707	$ 413,535	$ 584,691
Reinvestment of distributions	2,965	1,121	173,753	61,201
Shares redeemed	(13,872)	(13,867)	(843,472)	(765,259)
Net increase (decrease)	(4,066)	(2,039)	$ (256,184)	$ (119,367)

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Devonshire Trust and the Shareholders of Fidelity Equity-Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Equity-Income Fund (a fund of Fidelity Devonshire Trust) at January 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Equity-Income Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

March 26, 2015

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 174 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (2009-present), and Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (2009-2014), a Director of FMR (2007-2014), and a Director of FMR Co., Inc. (2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (2014-present), Director of Fidelity SelectCo, LLC (2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Oper-ating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2002 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (2013-present), Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (2008-present) and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Sec-retary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (2014-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Melissa M. Reilly (1971)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds
Ms. Reilly also serves as Vice President of other funds. Ms. Reilly is an employee of Fidelity Investments (2004-present).
Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc., Fidelity Investments Money Management, Inc., Fidelity Management & Research (Japan) Limited, Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), Fidelity Management & Research Company, Pyramis Global Advisors, LLC, and Strategic Advisers, Inc., Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Equity-Income Fund voted to pay shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Class K	03/16/15	03/13/15	$1.767

The fund hereby designates as a capital gain dividend with respect to the taxable year ended January 31, 2015, $636,291,500, or, if subsequently determined to be different, the net capital gain of such year.

A total of 0.03% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

Class K designates 61%, 60%, 60%, 61% of the dividends distributed in April, July, October and December 2014, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class K designates 85%, 84%, 83%, 86% of the dividends distributed in April, July, October and December 2014, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Northern Trust Company
Chicago, IL

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

EQU-K-UANN-0315
1.863281.106

Item 2. Code of Ethics

As of the end of the period, January 31, 2015, Fidelity Devonshire Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte Entities") in each of the last two fiscal years for services rendered to Fidelity Advisor Series Equity-Income Fund, Fidelity Series All-Sector Equity Fund, and Fidelity Series Equity-Income Fund (the "Funds"):

Services Billed by Deloitte Entities

January 31, 2015 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Series Equity-Income Fund	$47,000	$-	$7,800	$1,000
Fidelity Series All-Sector Equity Fund	$45,000	$-	$4,700	$2,900
Fidelity Series Equity-Income Fund	$47,000	$-	$8,600	$3,200

January 31, 2014 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Series Equity-Income Fund	$47,000	$-	$6,300	$700
Fidelity Series All-Sector Equity Fund	$51,000	$-	$5,000	$2,600
Fidelity Series Equity-Income Fund	$48,000	$-	$6,300	$1,900

A Amounts may reflect rounding.

The following table presents fees billed by PricewaterhouseCoopers LLP ("PwC") in each of the last two fiscal years for services rendered to Fidelity Advisor Series Stock Selector Large Cap Value Fund, Fidelity Equity-Income Fund, Fidelity Mid Cap Value Fund, Fidelity Series Stock Selector Large Cap Value Fund and Fidelity Stock Selector Large Cap Value Fund (the "Funds"):

Services Billed by PwC

January 31, 2015 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Series Stock Selector Large Cap Value Fund	$43,000	$-	$3,000	$2,100
Fidelity Equity-Income Fund	$122,000	$-	$7,500	$5,000
Fidelity Mid Cap Value Fund	$52,000	$-	$4,600	$2,400
Fidelity Series Stock Selector Large Cap Value Fund	$52,000	$-	$2,800	$4,500
Fidelity Stock Selector Large Cap Value Fund	$50,000	$-	$9,200	$2,000

January 31, 2014 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Series Stock Selector Large Cap Value Fund	$44,000	$-	$2,700	$1,800
Fidelity Equity-Income Fund	$122,000	$-	$4,400	$4,900
Fidelity Mid Cap Value Fund	$52,000	$-	$3,300	$1,900
Fidelity Series Stock Selector Large Cap Value Fund	$53,000	$-	$2,700	$3,600
Fidelity Stock Selector Large Cap Value Fund	$51,000	$-	$3,300	$1,700

A Amounts may reflect rounding.

The following table presents fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds ("Fund Service Providers"):

Services Billed by Deloitte Entities

	January 31, 2015A	January 31, 2014A
Audit-Related Fees	$-	$765,000
Tax Fees	$-	$-
All Other Fees	$650,000	$795,000

A Amounts may reflect rounding.

Services Billed by PwC

	January 31, 2015A	January 31, 2014A
Audit-Related Fees	$5,950,000	$4,920,000
Tax Fees	$-	$-
All Other Fees	$-	$50,000

A Amounts may reflect rounding.

"Audit-Related Fees" represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

"Tax Fees" represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

"All Other Fees" represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC and Deloitte Entities for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	January 31, 2015 A	January 31, 2014 A
PwC	$8,145,000	$5,465,000
Deloitte Entities	$1,830,000	$1,710,000

A Amounts may reflect rounding

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their audits of the Funds, taking into account representations from PwC and Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding their independence from the Funds and their related entities and FMR's review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust's Audit Committee must pre-approve all audit and non-audit services provided by a fund's independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund ("Covered Service") are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X ("De Minimis Exception")

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds' last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Not applicable.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Devonshire Trust

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	March 31, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	March 31, 2015
By:	/s/Howard J. Galligan III
Howard J. Galligan III
Chief Financial Officer

Date:	March 31, 2015